UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2019

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
October 31, 2019
Domestic Equity Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Growth Fund	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HNSOX	HASOX	HRSOX	HISOX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Small Cap Value Opportunities Fund	HSRVX	HSOVX	HSAVX	HSIVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
After a challenging start early in the fiscal year, the equity markets recovered and performed well for much of the remainder of the year ending October 31, 2019. U.S. equity markets performed well compared to most other markets around the globe, lead by the strong performance of global technology and internet related stocks. Overseas, there were minimal differences between the returns of developed markets and emerging markets, though within regions there was greater dispersion. Concerns about the impact of rising geopolitical tensions and trade wars weighed on equity and fixed income markets. Steady though modest economic growth in the U.S. more than offset these concerns, leading to solid investment results across asset classes. The U.S. bond markets performed well, with the actions of an accommodative Federal Reserve leading to lower interest rates and higher returns for Government bonds as well as most corporate bonds that were supported by solid earnings.
Within the U.S. equity markets and across most overseas markets, larger cap stocks significantly outperformed smaller cap stocks, continuing a pattern observed in prior years. Also persisting was the dominance of growth over value. Outside of a few brief periods when value stocks rallied relative to growth stocks, it was a year generally dominated by larger cap growth stocks.
Comments from the portfolio managers of each Harbor fund are included in the following pages.  You will notice that their market and performance comments and outlooks reflect their distinctive investment approaches.  We believe shareholders benefit from reading these different perspectives, particularly as they look ahead to the future.
One thing that should stand out as you read the comments of our portfolio managers is their strong commitment to active management. We believe that actively managed portfolios, led by skilled practitioners of the art and science of investing, are well positioned to take advantage of the various opportunities that arise over time to deliver attractive long-term investment results.
Since the launch of the first Harbor funds in 1986, we have served as a gateway for shareholders to access talented, institutional caliber asset management through active, cost-aware investments. We identify specialists in each asset class to manage portfolios, and apply a comprehensive oversight program to monitor their performance and ensure their decisions are in the best interest of shareholders. We offer our shareholders the benefit of institutional caliber portfolio managers, in addition to serving as professional adviser to maintain portfolio manager accountability.
The ending of a calendar year always marks a good time to evaluate your financial goals and investments. We encourage shareholders to take a long-term prospective with their investments. While past performance is never a guarantee of future results, over the long-term, the returns of equities and fixed income securities have historically helped investors achieve their financial objectives. We believe investors should maintain a diversified portfolio of equities, fixed income and cash in an allocation consistent with their long-term financial goas and comfort with risk.
Harbor Funds is proud to offer a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for your confidence in Harbor Funds. We will do our best to continue to earn your trust in 2020 and the years ahead.
December 23, 2019

Charles F. McCain
Chairman
1

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Blair A. Boyer
Since 2019
Natasha Kuhlkin, CFA
Since 2019
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros “Sig” Segalas

Kathleen A. McCarragher

Blair A. Boyer

Natasha Kuhlkin, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities markets were highly volatile, unsettled by U.S.-China trade discord, softening economic growth in the U.S., Europe, China, and geopolitical uncertainty.
Affected by tariffs, industrial, agricultural, and transportation sector activity deteriorated. New threats and escalating rhetoric caused growing concern, and companies across sectors cited trade tensions as the source of heightened caution in planning and investing. The U.S. political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment proceedings against President Trump began, and the 2020 election cycle ramped up.
U.S. economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer, although consumer confidence showed signs of weakening.
Markets responded favorably as the U.S. Federal Reserve (Fed) pivoted on monetary policy, lowering the federal funds rate three times in the period to 1.50%-1.75% at the end of October.
Economic growth in Europe softened. The United Kingdom’s ongoing Brexit negotiations saw little headway toward resolution. Germany, Europe’s largest economy, stood on the brink of recession. China’s gross domestic product (GDP) grew close to the country’s 6% target but not without months of stimulating measures designed to mitigate the impact of the trade war with the U.S.
PERFORMANCE
Harbor Capital Appreciation Fund advanced 13.73% (Retirement Class), 13.63% (Institutional Class), 13.35% (Administrative Class), and 13.21% (Investor Class) in the fiscal year, while the Russell 1000® Growth Index rose 17.10%, and the broader market, as represented by the S&P 500 Index, climbed 14.33%.
In the growth benchmark, the Real Estate and Materials sectors made the biggest gains. Energy posted a double-digit decline. Among the benchmark’s major sectors, Information Technology outperformed the overall index, while Health Care, Industrials, Communication Services, and Consumer Discretionary underperformed.
Consumer Staples positions were solid positive contributors to Fund performance. Estée Lauder has enhanced its strong brand portfolio in the fast-growing luxury beauty care market with complementary acquisitions and subsequent brand development. Emerging markets, especially China, are key drivers of the company’s growth. Costco Wholesale’s consistent stream of membership fee income allows for low prices and broad product selection, which lead to high inventory turnover.
In Consumer Discretionary, fast casual restaurant company Chipotle’s new management team is improving sales through new products, better marketing, mobile/digital efforts, and delivery. Lululemon Athletica’s new products, integrated marketing, and online sales momentum combined with a high-end customer base and athleisure fashion trends are driving strong customer traffic, sales conversion, and comparable store sales. The company also has strong brand positioning, international prospects, margin-expansion opportunities, and attractive return on invested capital.
Communication Services positions advanced but lagged the benchmark sector. Despite ongoing concern about data privacy, Facebook is showing resilience, with solid engagement metrics and strong revenue growth, as advertisers continue to seek to use the platform to reach customers. Netflix continues to enhance its long-term competitive position with the industry’s largest commitment of investment dollars in exclusive and original content. The company’s domestic subscriber base decreased marginally in 2019’s second quarter, and international net subscriber additions reverted to 2016 levels. We attribute this downturn to the traditional seasonal weakness of the second quarter, the effect of the company’s highest-ever price increase in the first quarter,
2

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	13.73%	12.85%	14.59%
Institutional Class	13.63	12.79	14.56
Administrative Class	13.35	12.51	14.28
Investor Class	13.21	12.38	14.14
Comparative Indices
Russell 1000® Growth	17.10%	13.43%	15.41%
S&P 500	14.33	10.78	13.70
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.58% (Net) and 0.63% (Gross) (Retirement Class); 0.66% (Net) and 0.71% (Gross) (Institutional Class); 0.91% (Net) and 0.96% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
and a content slate lacking in exciting new titles. Given its still-low global penetration and the accelerating shift from linear TV, we believe Netflix still has significant room for growth. The Fund’s position in video game publisher Activision Blizzard was eliminated on slowing revenue growth.
Information Technology holdings in the aggregate posted a double-digit advance but underperformed the benchmark sector. Payments companies continue to benefit from the long-term shift from cash to electronic transactions. MasterCard and Visa have, in our view, strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. FleetCor provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets and has a rapidly growing mobile payments business in Brazil. Digital payments platform provider Square fell on disappointing financial results.
Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloud holdings Microsoft and Workday offer mission-critical applications and services that are changing fundamentally the way businesses operate.
After strong performance through much of 2017 and 2018, Nvidia fell on gaming graphics microchip inventory issues exacerbated by a slowdown in the cryptocurrency mining boom. The company was also hurt by worries that U.S.-China trade discord could disrupt technology product markets, depressing chip demand. Trade and demand concerns affected Xilinx and Taiwan Semiconductor, as well.
Twilio’s cloud communications platform enables software developers to build, scale, and operate communications functions such as phone calls, text messages, video, and e-mail within their mobile applications through Twilio’s web-service application programming interfaces. Despite strong revenue, customer growth, and expansion rates, the stock lost ground as investor positive sentiment toward high-growth, and therefore higher valuation, software as a service companies weakened, affected by a highly uncertain macroeconomic backdrop.
OUTLOOK & STRATEGY
Driven by powerful secular trends, we expect the growing revenue streams of Fund companies in industries such as e-commerce, software as a service, and payments to be durable against the uncertain backdrop.
We continue to focus on companies that we believe have unique business models that build sustainable competitive advantages, catalysts that drive above-average growth rates, superior financial characteristics, and appropriate long-term valuations. Against this backdrop, in our view the Fund is well positioned with companies whose growth prospects remain robust and well above average.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.4%
Shares		Value
AEROSPACE & DEFENSE—5.1%
2,582,917	Airbus SE (France)	$ 370,541
2,078,618	Boeing Co.	706,543
2,718,729	Safran SA (France)	430,619
		1,507,703
AUTOMOBILES—1.6%
1,481,083	Tesla Inc.*	466,423
BANKS—0.9%
2,124,373	JPMorgan Chase & Co.	265,377
BEVERAGES—0.6%
890,171	Constellation Brands Inc.	169,426
BIOTECHNOLOGY—2.7%
2,171,707	BioMarin Pharmaceutical Inc.*	158,991
1,518,332	Exact Sciences Corp.*	132,095
844,896	Sage Therapeutics Inc.*	114,610
2,007,221	Vertex Pharmaceuticals Inc.*	392,371
		798,067
CAPITAL MARKETS—1.2%
1,422,164	S&P Global Inc.	366,904
ENTERTAINMENT—4.0%
2,632,877	Netflix Inc.*	756,715
3,465,634	Walt Disney Co.	450,255
		1,206,970
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.3%
1,353,842	American Tower Corp.	295,246
607,533	Crown Castle International Corp.	84,319
		379,565
FOOD & STAPLES RETAILING—2.2%
2,183,142	Costco Wholesale Corp.	648,633
HEALTH CARE EQUIPMENT & SUPPLIES—4.1%
2,077,396	Danaher Corp.	286,307
1,104,986	DexCom Inc.*	170,433
1,614,016	Edwards Lifesciences Corp.*	384,749
677,820	Intuitive Surgical Inc.*	374,801
		1,216,290
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—0.2%
968,778	Guardant Health Inc.*	$ 67,330
HOTELS, RESTAURANTS & LEISURE—2.0%
407,330	Chipotle Mexican Grill Inc.*	316,968
2,110,792	Marriott International Inc.	267,121
		584,089
INTERACTIVE MEDIA & SERVICES—9.3%
671,543	Alphabet Inc. Class A*	845,338
672,119	Alphabet Inc. Class C*	846,944
5,542,655	Facebook Inc.*	1,062,250
		2,754,532
INTERNET & DIRECT MARKETING RETAIL—8.7%
5,105,374	Alibaba Group Holding Ltd. ADR (China)*,1	901,966
953,959	Amazon.com Inc.*	1,694,861
		2,596,827
IT SERVICES—13.6%
523,139	Adyen NV (Netherlands)*,2	368,298
1,794,876	FleetCor Technologies Inc.*	528,089
4,481,772	Mastercard Inc.	1,240,599
2,371,417	PayPal Holdings Inc.*	246,865
699,979	Shopify Inc. (Canada)*	219,492
3,018,141	Square Inc.*	185,404
1,549,309	Twilio Inc.*	149,601
6,166,545	Visa Inc.	1,102,948
		4,041,296
LEISURE PRODUCTS—0.2%
2,335,932	Peloton Interactive Inc.*	55,759
LIFE SCIENCES TOOLS & SERVICES—1.6%
1,647,212	Illumina Inc.*	486,784
PERSONAL PRODUCTS—1.8%
2,870,527	Estée Lauder Companies Inc.	534,693
PHARMACEUTICALS—1.9%
11,637,034	AstraZeneca plc ADR (United Kingdom)[1]	570,564
ROAD & RAIL—1.1%
1,995,619	Union Pacific Corp.	330,195
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.9%
1,171,565	Broadcom Inc.	343,093

4

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
3,610,774	NVIDIA Corp.	$ 725,838
5,609,721	QUALCOMM Inc.	451,246
315,895	Universal Display Corp.	63,236
1,848,029	Xilinx Inc.	167,690
		1,751,103
SOFTWARE—16.0%
3,220,196	Adobe Inc.*	894,989
1,114,592	Coupa Software Inc.*	153,245
10,739,615	Microsoft Corp.	1,539,739
7,766,166	salesforce.com Inc.*	1,215,327
1,300,512	ServiceNow Inc.*	321,565
2,652,230	Splunk Inc.*	318,161
1,865,329	Workday Inc.*	302,482
		4,745,508
SPECIALTY RETAIL—1.4%
1,816,398	Home Depot Inc.	426,091
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.0%
5,932,378	Apple Inc.	$ 1,475,738
TEXTILES, APPAREL & LUXURY GOODS—7.0%
1,132,235	adidas AG (Germany)	350,004
853,050	Kering SA (France)	485,383
2,755,378	Lululemon Athletica Inc. (Canada)*	562,841
7,601,029	NIKE Inc.	680,672
		2,078,900
TOTAL COMMON STOCKS
(Cost $16,981,823)		29,524,767
TOTAL INVESTMENTS—99.4%
(Cost $16,981,823)		29,524,767
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		186,883
TOTAL NET ASSETS—100.0%		$29,711,650

FAIR VALUE MEASUREMENTS
At October 31, 2019, the investments in Airbus SE, Safran SA, Ayden NV, adidas AG, and Kering SA (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $368,298 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
5

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher, CFA

Gregory D. Padilla, CFA

Management’s Discussion of
Fund Performance
Market Review
U.S. equity markets ended 2018 suffering their worst quarterly performance in over seven years as concerns over the pace of interest rate increases, continuing trade tensions and slowing global growth weighed heavily on investor sentiment and tested the strength of the nearly ten-year-old U.S. bull market. In the final weeks of the year, a partial shutdown of the U.S. government over the funding of a Mexico-U.S. border wall, and concerns surrounding the U.S. Federal Reserve’s (Fed) independence following comments from President Trump, intensified the selloff with the S&P 500 Index falling over 9% in the month of December alone.
In many ways, the weakness in the fourth quarter set the stage for the recovery in equity markets in 2019. The new year brought with it a new wave of optimism, with performance for most equity and credit indices resembling annual figures through the first half of the year. A more dovish Fed and optimism over the potential for a U.S.-China trade deal helped offset concerns of slowing economic growth. It was not until August 2019 that volatility returned, with the CBOE Volatility Index averaging 19, compared to 13 in July 2019. The third quarter was littered with various types of events, from geopolitical conflict (i.e., U.S.-Iran after attacks on Saudi oil facilities), to fiscal policy decisions (i.e., debt ceiling and federal spending increase), to a brief spike in repurchase agreement rates. Nevertheless, investors’ attention once again seemed to be fixated on the Fed and the trade war between the U.S. and China. During the third quarter, the Fed announced two 0.25% rate cuts. These cuts were largely in line with expectations, although Fed Chairman Jerome Powell chose to remain vague when asked about future cuts. Regarding the U.S.-China trade war, progress was halted in the middle of the quarter when the U.S. government announced a 10% tariff on $300 billion of Chinese exports. After a month of back and forth, the two sides relaxed their stances and announced that they would meet in early October to discuss trade and a potential interim agreement.
Markets continued higher in October 2019 as investors digested earnings season and awaited an impending announcement from the Fed late in the month. As was expected, the Fed delivered its third 0.25% rate cut in four months and dropped a previous reference in its policy statement that it “will act as appropriate” to sustain the economic expansion - language that was considered a sign for future rate cuts. Instead it stated it will monitor the implications of incoming information for the economic outlook as it assesses the appropriate path of its target interest rate. Chairman Powell also stated that the central bank would need to see a “significant” rise in inflation before the Fed thought about increasing the interest rate. Equity markets responded positively to the announcement with the S&P 500 Index closing the month just off all-time highs.
Performance
For the year ended October 31, 2019, Harbor Large Cap Value Fund posted returns of 16.92% (Retirement Class), 16.83% (Institutional Class), 16.60% (Administrative Class), and 16.39% (Investor Class) outperforming the 11.21% return of the Russell 1000® Value Index.
The vast majority of the portfolio’s outperformance relative to the Russell 1000® Value Index during the year can be attributed to security selection, while sector allocation also contributed modestly. Security selection was positive in all but four sectors, with Industrials, Heath Care, Information Technology and Materials being the largest contributors to relative return. Conversely, security selection in Communication Services, Financials and Consumer Staples coupled with an underweight position in Utilities detracted from relative return.
ANSYS, a leader in engineering simulation software, was a primary contributor to relative return. The company reported strong results throughout the year consistent with its 2020 objective of achieving sustained, double-digit revenue growth at industry-leading margins.
6

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	16.92%	11.17%	13.01%
Institutional Class	16.83	11.12	12.98
Administrative Class	16.60	10.83	12.70
Investor Class	16.39	10.71	12.55
Comparative Index
Russell 1000® Value	11.21%	7.61%	11.96%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.61% (Net) and 0.65% (Gross) (Retirement Class); 0.69% (Net) and 0.73% (Gross) (Institutional Class); 0.94% (Net) and 0.98% (Gross) (Administrative Class); and 1.06% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
In January, ANSYS acquired Granta Design, a company that enables customers to explore the impact different materials will have on the behavior of their products (e.g., metals, plastics, composites and additives). This acquisition brings ANSYS into the adjacent vertical of materials simulation, an area that we believe will be increasingly important in manufacturing as products become more complex. We believe adding Granta technology to the ANSYS portfolio is a good example of a company enhancing its core technology while investing in next-generation innovation, which we view as a unique characteristic of ANSYS.
Shares of oil field services company Halliburton were a primary detractor during the year. Shares of Halliburton declined due mainly to external, short-term cyclical events. Weakening oil prices in the second quarter of 2019 coupled with transportation disruptions in the Permian Oil basin of West Texas caused many exploration and production companies to rethink production schedules. Halliburton was certainly affected, in the short term, by decreased production schedules in an area as important as West Texas; however, we consider the disruptions as temporary in nature, not affecting the long-term business value of the firm.
Outlook & Strategy
While headlines on trade, politics, monetary policy and other short-term news continue to sway markets, we at Aristotle Capital utilize a long-term approach to portfolio construction that, we believe, results in a diversified portfolio. As bottom up, fundamental “business analysts” we make no attempt to invest based on the current political or economic environment but rather we seek to own a collection (35-45) of what we believe to be high quality businesses that are trading at a discount to our estimate of their intrinsic worth and possess catalysts for appreciation that are within management’s control. It is our belief that, over the long-term (3-5 years) stock prices will track business fundamentals.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
7

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.8%
Shares		Value
AEROSPACE & DEFENSE—2.1%
150,000	General Dynamics Corp.	$ 26,520
BANKS—13.8%
3,600,000	Banco Bilbao Vizcaya Argentaria SA ADR (Spain)[1]	18,828
1,330,000	Bank of America Corp.	41,589
205,000	BOK Financial Corp.	15,816
310,000	Commerce Bancshares Inc.	19,952
190,000	Cullen/Frost Bankers Inc.	17,115
450,000	East West Bancorp Inc.	19,314
220,000	JPMorgan Chase & Co.	27,482
2,900,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	15,022
		175,118
BEVERAGES—2.8%
640,000	Coca-Cola Co.	34,835
BIOTECHNOLOGY—2.8%
167,000	Amgen Inc.	35,613
BUILDING PRODUCTS—5.1%
305,000	Allegion plc (Ireland)	35,392
685,000	Johnson Controls International plc	29,681
		65,073
CAPITAL MARKETS—2.7%
225,000	Ameriprise Financial Inc.	33,950
CHEMICALS—2.6%
265,000	PPG Industries Inc.	33,157
CONSTRUCTION MATERIALS—2.6%
128,000	Martin Marietta Materials Inc.	33,525
CONSUMER FINANCE—2.1%
290,000	Capital One Financial Corp.	27,043
ENERGY EQUIPMENT & SERVICES—1.1%
720,000	Halliburton Co.	13,860
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.4%
290,000	Equity Lifestyle Properties Inc.	20,283
140,000	Sun Communities Inc.	22,771
		43,054
FOOD & STAPLES RETAILING—1.5%
355,000	Walgreens Boots Alliance Inc.	19,447
COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—2.4%
365,000	Tyson Foods Inc.	$ 30,218
HEALTH CARE EQUIPMENT & SUPPLIES—8.1%
400,000	Alcon Inc. (Switzerland)*	23,708
319,000	Danaher Corp.	43,965
319,000	Medtronic plc (Ireland)	34,739
		102,412
HOUSEHOLD DURABLES—5.1%
510,000	Lennar Corp. Class A	30,396
7,120	Lennar Corp. Class B	335
550,000	Sony Corp. ADR (Japan)[1]	33,456
		64,187
INSURANCE—2.0%
163,000	Chubb Ltd. (Switzerland)	24,844
INTERACTIVE MEDIA & SERVICES—1.7%
705,000	Twitter Inc.*	21,129
IT SERVICES—3.0%
370,000	PayPal Holdings Inc.*	38,517
MACHINERY—5.1%
400,000	Oshkosh Corp.	34,152
164,000	Parker-Hannifin Corp.	30,092
		64,244
OIL, GAS & CONSUMABLE FUELS—6.6%
1,608,000	Cabot Oil & Gas Corp.	29,973
305,000	Phillips 66	35,630
145,000	Pioneer Natural Resources Co.	17,838
		83,441
PERSONAL PRODUCTS—2.1%
450,000	Unilever NV NY Registry Shares (United Kingdom)	26,658
PHARMACEUTICALS—2.1%
300,000	Novartis AG ADR (Switzerland)[1]	26,232
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.8%
380,000	Microchip Technology Inc.	35,830
SOFTWARE—11.7%
195,000	Adobe Inc.*	54,196

8

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
174,000	ANSYS Inc.*	$ 38,306
385,000	Microsoft Corp.	55,198
		147,700
SPECIALTY RETAIL—2.5%
137,000	Home Depot Inc.	32,137
TOTAL COMMON STOCKS
(Cost $968,343)		1,238,744
TOTAL INVESTMENTS—97.8%
(Cost $968,343)		1,238,744
CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		28,243
TOTAL NET ASSETS—100.0%		$1,266,987
FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
9

Harbor Mid Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Michael T. Carmen, CFA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen C. Mortimer

Michael T. Carmen,
CFA

Mario E. Abularach,
CFA, CMT

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities, as measured by the S&P 500 Index, posted positive results over the year ended October 31, 2019. Mid-cap growth equities outperformed the broader market during this period. Towards the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December 2018. In contrast, there was a dovish shift in Fed policy and guidance during the first quarter of 2019 and U.S. equities rallied to their largest quarterly gain since 2009, buoyed also by optimism for a U.S.-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By the summer of 2019, unresolved U.S. trade frictions with China, Mexico, Japan, and the European Union unsettled markets and raised concerns about the potential risks to U.S. economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans. In the third quarter of 2019, U.S. equities rose for the third consecutive quarter with the U.S. economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. U.S.-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions. In October, the Fed lowered interest rates for a third time by 0.25% and signaled its intention to pause further changes in policy, while U.S. and China made progress towards finalizing sections of a “phase one” trade agreement.
Performance
For the year ended October 31, 2019, Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 21.38% (Retirement Class), 21.32% (Institutional Class), 21.04% (Administrative Class), 20.83% (Investor Class) for the year while the Russell Midcap® Growth Index finished up 18.93%.
Relative outperformance was driven by positive security selection, most notably within the Health Care, Consumer Discretionary, and Industrials sectors. Unfavorable security selection within Communication Services, Energy, and Consumer Staples partially offset positive returns. Sector allocation, a residual of the bottom-up stock selection process, detracted from results. Our overweights to Health Care and Communication Services sectors and lack of exposure to the Real Estate sector hurt performance the most. An underweight allocation to Energy and an overweight allocation to Consumer Staples partially offset the negative results.
Advanced Micro Devices (AMD), a semiconductor company, was the largest contributor to relative performance for the period. The share price rose due to continued strong results as well as the announcement of a multiyear partnership with Samsung Electronics in ultralow-power, high-performance mobile graphics chips based on AMD Radeon technologies. Additionally, Microsoft unveiled several new Surface laptops using AMD CPU chips. Investors viewed these moves as a positive for AMD’s latest CPUs and its competitive positioning against Intel. We increased our position in AMD during the year.
10

Harbor Mid Cap Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Growth Fund
Retirement Class[1]	21.38%	11.65%	14.41%
Institutional Class	21.32	11.61	14.39
Administrative Class	21.04	11.32	14.09
Investor Class	20.83	11.19	13.97
Comparative Index
Russell Midcap® Growth	18.93%	10.92%	14.76%
As stated in the July 2, 2019 supplement to the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.78% (Net) and 0.81% (Gross) (Retirement Class); 0.86% (Net) and 0.89% Gross) (Institutional Class); 1.11% (Net) and 1.14% (Gross) (Administrative Class); and 1.23% (Net) and 1.26% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 06/30/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
2U, a provider of cloud-based software solutions enabling online education programs, was the top relative and absolute detractor for the period. Shares declined as the company lowered guidance for the full year due to a slowdown in its core graduate degree segment. Management highlighted lower admission rates by university partners as the main culprit for this slowdown. We reduced our position in this name and are monitoring the situation closely.
OUTLOOK & STRATEGY
In our opinion, there is still much uncertainty surrounding geopolitics globally and the upcoming U.S. presidential election. During the escalating U.S. and China trade tensions, we have been avoiding U.S. companies with notable exposure to China and are focused on idiosyncratic opportunities that we believe are more insulated from geopolitical issues and macro uncertainty. The growth outlook has marginally come down over the past year as a result of trade tensions, but we believe recessions fears are just fears and not a certainty.
In the last few months of the period, we saw a sharp rotation out of high-growth names and into other areas of the market. Many of the best-performing stocks from the first half of 2019 sold off significantly during September. While we are not surprised by the reversal in high momentum stocks where valuations had become extended, we were taken aback by the extent to which it has spread to stocks whose valuations were not as extended. During sharp market reversals over the past decade, we have stuck to the mantra of “be greedy when others are fearful, and fearful when others are greedy,” and intend to follow that during this most recent market move. Our goal is to keep a steady hand until we see significant fundamental change, and not be overly reactive to negative market sentiment. Accordingly, we have not made any wholesale changes to the portfolio.
Fundamentally attractive growth stocks with valuations that once were extended in our view are now becoming more compelling, presenting potential opportunities. We are finding the most attractive growth opportunities in Health Care and Consumer Discretionary, and at the end of the period our largest overweights were in these sectors. We own names in the health care equipment and services industry with product offerings that we believe will continue to be secular growth drivers. Additionally, we have added exposure to the retailing industry where we have identified some unique situations for growth in a sector that has lacked growth opportunities given constant e-commerce headwinds for this space. The Fund was most underweight to Industrials and Financials at the end of the period.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
11

Harbor Mid Cap Growth Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
(Excludes short-term investments)
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.9%
Shares		Value
AEROSPACE & DEFENSE—2.9%
35,189	L3Harris Technologies Inc.	$ 7,260
BEVERAGES—1.0%
43,618	Monster Beverage Corp.*	2,448
BIOTECHNOLOGY—7.5%
18,148	Ascendis Pharma A/S ADR (Denmark)*,1	2,007
4,344	Bluebird Bio Inc.*	352
35,787	CareDx Inc.*	938
35,831	Exact Sciences Corp.*	3,117
23,917	Galapagos NV (Belgium)*	4,396
2,791	Galapagos NV ADR (Belgium)*,1	514
50,203	Ionis Pharmaceuticals Inc.*	2,797
18,460	Sage Therapeutics Inc.*	2,504
22,946	Seattle Genetics Inc.*	2,464
		19,089
CAPITAL MARKETS—1.2%
58,660	Blackstone Group Inc.	3,118
COMMERCIAL SERVICES & SUPPLIES—2.7%
31,723	Brink's Co.	2,695
51,205	Copart Inc.*	4,232
		6,927
DIVERSIFIED CONSUMER SERVICES—1.3%
34,442	Grand Canyon Education Inc.*	3,167
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.2%
33,534	Zebra Technologies Corp.*	7,977
ENTERTAINMENT—6.0%
20,574	Roku Inc.*	3,028
68,211	Spotify Technology SA (Sweden)*	9,843
18,543	Take-Two Interactive Software Inc.*	2,232
		15,103
FOOD PRODUCTS—2.8%
90,604	Lamb Weston Holdings Inc.	7,071
HEALTH CARE EQUIPMENT & SUPPLIES—12.9%
19,246	Abiomed Inc.*	3,995
18,787	DexCom Inc.*	2,898
72,527	Haemonetics Corp.*	8,756
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
53,418	Insulet Corp.*	$ 7,763
38,496	Penumbra Inc.*	6,004
55,029	Tandem Diabetes Care Inc.*	3,389
		32,805
HOTELS, RESTAURANTS & LEISURE—6.5%
36,684	Marriott Vacations Worldwide Corp.	4,033
74,918	Norwegian Cruise Line Holdings Ltd. (Bermuda)*	3,803
62,858	Planet Fitness Inc.*	4,001
19,845	Vail Resorts Inc.	4,611
		16,448
HOUSEHOLD DURABLES—1.9%
78,722	Lennar Corp.	4,692
INTERACTIVE MEDIA & SERVICES—3.9%
290,133	Pinterest Inc.*	7,294
64,048	TripAdvisor Inc.*	2,587
		9,881
INTERNET & DIRECT MARKETING RETAIL—0.7%
20,017	Wayfair Inc.*	1,646
IT SERVICES—1.7%
67,958	GoDaddy Inc.*	4,419
LEISURE PRODUCTS—1.9%
67,189	BRP Inc. (Canada)	3,014
73,500	Peloton Interactive Inc.*	1,755
		4,769
LIFE SCIENCES TOOLS & SERVICES—1.0%
35,011	Agilent Technologies Inc.	2,652
MACHINERY—3.8%
27,173	Dover Corp.	2,823
54,165	Ingersoll-Rand Plc (Ireland)	6,873
		9,696
PHARMACEUTICALS—1.6%
148,402	Elanco Animal Health Inc.*	4,010

12

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.2%
351,734	Advanced Micro Devices Inc.*	$ 11,934
158,126	Marvell Technology Group Ltd. (Bermuda)	3,857
		15,791
SOFTWARE—18.5%
45,547	2U Inc.*	816
13,900	DocuSign Inc.*	920
14,451	Fair Isaac Corp.*	4,394
81,939	Guidewire Software Inc.*	9,238
28,683	ServiceNow Inc.*	7,092
120,528	Slack Technologies Inc.*	2,652
82,099	Splunk Inc.*	9,849
17,241	Trade Desk Inc.*	3,462
39,528	Workday Inc.*	6,410
29,010	Zoom Video Communications Inc.*	2,027
		46,860
SPECIALTY RETAIL—5.5%
32,879	Burlington Stores Inc.*	6,319
24,475	Five Below Inc.*	3,062
98,715	Floor & Decor Holdings Inc.*	4,524
		13,905
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.2%
158,968	Pure Storage Inc.*	3,094
49,411	Western Digital Corp.	2,552
		5,646
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—2.0%
19,149	Carter's Inc.	$ 1,920
33,241	Under Armour Inc. Class A*	686
138,561	Under Armour Inc. Class C*	2,563
		5,169
TOTAL COMMON STOCKS
(Cost $202,051)		250,549

SHORT-TERM INVESTMENTS—1.4%
(Cost $3,615)
Principal Amount
REPURCHASE AGREEMENTS
$3,615	Repurchase agreement with Bank of America dated October 31, 2019 due November 01, 2019 at 1.720% collateralized by U.S. Treasury Bonds (value $4,204)	3,615
TOTAL INVESTMENTS—100.3%
(Cost $205,666)		254,164
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(777)
TOTAL NET ASSETS—100.0%		$253,387

FAIR VALUE MEASUREMENTS
At October 31, 2019, the investments in BRP Inc. and the repurchase agreement (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
13

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok, Ph.D.

Menno Vermeulen, CFA

Puneet Mansharamani, CFA

Greg Sleight

Guy Lakonishok, CFA

Management’s Discussion of
Fund Performance
Market Review
The broad U.S. equity market as measured by the S&P 500 Index finished up 14.33% for the year ended October 31, 2019. Large cap stocks as measured by the Russell 1000® Index, which was up 14.15%, significantly outperformed small caps which gained just 4.91% as measured by the Russell 2000® Index. The Russell Midcap® Index finished up 13.72% for the period. While value stocks staged a comeback late in the period, growth significantly outperformed value across all market capitalization segments for the full twelve months. The Russell Midcap® Growth Index gained 18.93% in the period while the Russell Midcap® Value Index was up 10.08%.
While equity markets posted steep declines in late 2018, markets quickly reversed course in early 2019 aided by accommodative monetary policies across the globe. The U.S. Federal Reserve (Fed) raised rates on four occasions in 2018 after three rate hikes in 2017 and had signaled additional rate hikes for 2019. However, the Fed reversed course and cut rates three times thus far in 2019. Trade tensions continued to impact markets throughout the period. Equities, and value stocks in particular, tended to struggle when the trade rhetoric between the U.S. and China intensified (May and August) and markets rallied on news of progress in trade negotiations. Economic data were mixed but generally supportive for the markets. Unemployment remained at historically low levels and wage growth was strong. GDP growth slowed in late 2018 but picked up in early 2019. However, consumer confidence indicators deteriorated and manufacturing data softened in part due to the ongoing trade tensions.
From a sector perspective, defensive sectors, particularly Real Estate and Utilities led the market. Technology and Industrials also posted strong double digit returns. Energy stocks struggled, particularly oil & gas exploration and production companies. Communication Services and Consumer Staples stocks also lagged in the period among mid cap stocks.
Performance
Harbor Mid Cap Value Fund advanced 5.53% (Retirement Class), 5.48% (Institutional Class), 5.19% (Administrative Class), and 5.08% (Investor Class) compared to 10.08% for the Russell Midcap® Value Index for the fiscal year ended October 31, 2019. The most significant contributor to the underperformance in the period was the difficult environment for traditional deep value stocks combined with the strong performance of defensive low volatility stocks which we generally find expensive. While value stocks staged a recovery over the last two months of the fiscal year, the improvement was not enough to overcome the significant underperformance over the first ten months of the period. In fact, stocks that we define as value – stocks that are cheap on measures of cash flow and earnings – have struggled the most. In addition, defensive and low volatility stocks posted strong returns in the period as the Russell Midcap® Defensive Index returned 24.02% compared to 13.72% for the Russell Midcap® Index. It is highly unusual for low volatility stocks to outperform significantly in periods when the overall market rallies as has been the case over the last twelve months.
The performance of the Fund’s holdings in the Consumer Discretionary and Industrials sectors negatively impacted results in the period. Our holdings in the auto parts industry struggled, including Cooper Standard and Tenneco. In addition, department store holdings Macy’s and Kohl’s also detracted in the Consumer Discretionary sector. Industrials have been negatively impacted by the tariff concerns and holdings Atlas Air Worldwide, Spirit Aerosystems and Briggs & Stratton have struggled over the last 12 months.
14

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	5.53%	4.54%	11.63%
Institutional Class	5.48	4.49	11.60
Administrative Class	5.19	4.22	11.33
Investor Class	5.08	4.11	11.19
Comparative Index
Russell Midcap® Value	10.08%	6.95%	12.90%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.76% (Net) and 0.80% (Gross) (Retirement Class); 0.84% (Net) and 0.88% (Gross) (Institutional Class); 1.09% (Net) and 1.13% (Gross) (Administrative Class); and 1.21% (Net) and 1.25% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Fund holdings that did well in the period included Technology stocks Lam Research, Applied Materials and Seagate Technology. Refiners Valero Energy and Marathon Petroleum continued to do well and also contributed positively. While the Fund is underweight Utilities, stock selection in the sector added value particularly the Fund’s exposure to Entergy and FirstEnergy Corp. Other contributors included homebuilders Meritage Homes and PulteGroup and auto retailer Group 1 Automotive.
Outlook & Strategy
LSV’s portfolio decision making process is quantitative and driven by a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis are to Financials, Industrials and Consumer Discretionary stocks. Relative to the Fund’s benchmark, the Fund is overweight the Financial, Industrials, Consumer Discretionary and Technology sectors. The Fund is underweight Utilities, Real Estate and Communication Services.
The most significant changes in sector weights over the last 12 months were an increase in the relative exposure to Industrial stocks and decreases to Financials and Consumer Discretionary stocks. Within Industrials, the manager initiated positions in Regal Beloit Corp and Textron and added to current holding Huntington Ingalls. Among the Fund’s Consumer Discretionary holdings, the manager sold Murphy USA, Autonation and Dillards. While the Fund remains overweight to Financials, the overweight was reduced due to an increase in the weight of Financials in the benchmark in addition to a reduction in our insurance holdings.
In our view, the Fund’s portfolio continues to trade at attractive valuations relative to its benchmark index and relative to history. The Fund’s portfolio is trading at 10.4x forward earnings compared to 15.8x for the value benchmark and 6.9x cash flow compared to 10.6x for the Russell Midcap® Value Index.
While value stocks staged a comeback in September and October 2019, the environment for deep value investors has been challenging over the last 12 months. We continue to find many attractively priced stocks that are generating strong cash flow and earnings that the market seems to have ignored. We find the discounts at which many of the Fund holdings are trading to be unwarranted. We believe that long term investors will be rewarded for holding a diversified portfolio of stocks that, in our view, are cheap but healthy in terms of their ability to generate strong cash flows and earnings going forward.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
15

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.6%
Shares		Value
AEROSPACE & DEFENSE—2.0%
13,000	Huntington Ingalls Industries Inc.	$ 2,934
71,900	Spirit AeroSystems Holdings Inc.	5,883
114,800	Textron Inc.	5,291
		14,108
AIR FREIGHT & LOGISTICS—0.2%
74,217	Atlas Air Worldwide Holdings Inc.*	1,628
AIRLINES—3.2%
49,700	Alaska Air Group Inc.	3,451
113,600	American Airlines Group Inc.	3,415
332,900	JetBlue Airways Corp.*	6,425
101,600	United Airlines Holdings Inc.*	9,229
		22,520
AUTO COMPONENTS—1.9%
118,200	American Axle & Manufacturing Holdings Inc.*	988
76,500	BorgWarner Inc.	3,189
32,900	Cooper-Standard Holdings Inc.*	1,048
231,338	Goodyear Tire & Rubber Co.	3,671
38,200	Lear Corp.	4,499
		13,395
AUTOMOBILES—0.6%
105,600	Harley-Davidson Inc.	4,109
BANKS—7.1%
134,800	CIT Group Inc.	5,781
267,800	Citizens Financial Group Inc.	9,416
297,500	Fifth Third Bancorp	8,651
187,100	KeyCorp	3,362
437,800	Regions Financial Corp.	7,049
111,600	SunTrust Banks Inc.	7,627
164,900	Zions Bancorporation	7,993
		49,879
BEVERAGES—0.8%
110,500	Molson Coors Brewing Co.	5,826
BUILDING PRODUCTS—0.5%
61,200	Owens Corning	3,750
CAPITAL MARKETS—3.0%
57,200	Ameriprise Financial Inc.	8,631
141,500	Ares Capital Corp.	2,589
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
80,700	Lazard Ltd. (Bermuda)	$ 3,013
51,500	Legg Mason Inc.	1,919
329,374	Prospect Capital Corp.	2,121
33,900	Raymond James Financial Inc.	2,830
		21,103
CHEMICALS—4.3%
9,746	A. Schulman Inc.(Contingent Value Rights)*	4 [x]
69,000	Cabot Corp.	3,008
75,300	Celanese Corp.	9,123
112,122	Chemours Co.	1,840
106,500	Eastman Chemical Co.	8,098
226,000	Huntsman Corp.	5,001
70,400	Trinseo SA (Luxembourg)	2,992
		30,066
COMMERCIAL SERVICES & SUPPLIES—0.2%
304,900	Pitney Bowes Inc.	1,342
CONSUMER FINANCE—2.4%
136,700	Ally Financial Inc.	4,187
81,700	Discover Financial Services	6,557
225,200	Navient Corp.	3,101
44,107	Nelnet Inc.	2,703
		16,548
CONTAINERS & PACKAGING—1.8%
96,100	International Paper Co.	4,198
260,946	Owens-Illinois Inc.	2,218
80,500	Silgan Holdings Inc.	2,477
95,900	WestRock Co.	3,584
		12,477
DIVERSIFIED FINANCIAL SERVICES—1.2%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,650
120,200	Voya Financial Inc.	6,486
		8,136
ELECTRIC UTILITIES—3.2%
65,200	Edison International	4,101
160,300	FirstEnergy Corp.	7,746
317,200	PPL Corp.	10,623
		22,470

16

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—0.5%
44,200	Regal Beloit Corp.	$ 3,273
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
72,100	Avnet Inc.	2,852
77,100	Corning Inc.	2,284
79,185	Methode Electronics Inc.	2,724
13,988	SYNNEX Corp.	1,647
41,800	Tech Data Corp.*	5,079
196,236	TTM Technologies Inc.*	2,298
154,200	Vishay Intertechnology Inc.	3,107
		19,991
ENTERTAINMENT—0.3%
108,800	Viacom Inc.	2,346
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—11.1%
213,903	Brandywine Realty Trust	3,268
205,100	Brixmor Property Group Inc.	4,516
464,916	Franklin Street Properties Corp.	3,998
117,200	Gaming and Leisure Properties Inc.	4,730
188,700	Hersha Hospitality Trust	2,604
187,800	Host Hotels & Resorts Inc.	3,078
125,500	Industrial Logistics Properties Trust	2,666
528,000	Lexington Realty Trust	5,745
52,750	Office Properties Income Trust	1,682
175,100	Omega Healthcare Investors Inc.	7,711
166,038	Outfront Media Inc.	4,369
276,700	Piedmont Office Realty Trust Inc.	6,209
29,388	Retail Value Inc.	1,076
173,123	RLJ Lodging Trust	2,841
138,200	Sabra Health Care REIT Inc.	3,400
124,400	Service Properties Trust	3,147
216,500	SITE Centers Corp.	3,362
277,300	Summit Hotel Properties Inc.	3,400
692,900	VEREIT Inc.	6,818
151,200	Xenia Hotels & Resorts Inc.	3,183
		77,803
FOOD & STAPLES RETAILING—1.6%
62,200	Ingles Markets Inc.	2,452
353,200	Kroger Co.	8,703
		11,155
FOOD PRODUCTS—2.2%
39,000	Ingredion Inc.	3,081
54,500	JM Smucker Co.	5,760
83,700	Tyson Foods Inc.	6,929
		15,770
GAS UTILITIES—0.8%
130,000	National Fuel Gas Co.	5,890
HEALTH CARE PROVIDERS & SERVICES—3.8%
69,200	Cardinal Health Inc.	3,422
65,900	Davita Inc.*	3,862
42,200	HCA Healthcare Inc.	5,635
18,200	Laboratory Corp. of America Holdings*	2,999
35,743	McKesson Corp.	4,754
43,500	Universal Health Services Inc.	5,979
		26,651
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—0.7%
88,300	Brinker International Inc.	$ 3,925
15,250	Wyndham Destinations Inc.	708
		4,633
HOUSEHOLD DURABLES—3.6%
101,478	Ethan Allen Interiors Inc.	2,000
46,500	Meritage Homes Corp.*	3,352
158,300	PulteGroup Inc.	6,212
133,500	Toll Brothers Inc.	5,309
54,500	Whirlpool Corp.	8,291
		25,164
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.4%
355,464	Vistra Energy Corp.	9,608
INSURANCE—6.3%
62,000	Aflac Inc.	3,296
70,800	Allstate Corp.	7,535
27,500	American Financial Group Inc.	2,861
88,400	Assured Guaranty Ltd. (Bermuda)	4,148
97,100	Hartford Financial Services Group Inc.	5,542
161,700	Lincoln National Corp.	9,133
129,100	Old Republic International Corp.	2,884
58,400	Principal Financial Group Inc.	3,117
75,200	Universal Insurance Holdings Inc.	2,039
139,000	Unum Group	3,828
		44,383
IT SERVICES—1.2%
98,200	DXC Technology Co.	2,717
228,100	Western Union Co.	5,716
		8,433
LEISURE PRODUCTS—0.3%
40,300	Brunswick Corp.	2,347
MACHINERY—5.2%
42,500	AGCO Corp.	3,259
100,600	Allison Transmission Holdings Inc.	4,387
62,000	Cummins Inc.	10,694
161,900	Meritor Inc.*	3,567
47,700	Oshkosh Corp.	4,073
20,600	Snap-on Inc.	3,351
64,700	Timken Co.	3,170
263,800	Wabash National Corp.	3,762
		36,263
MEDIA—1.1%
102,700	AMC Networks Inc.*	4,472
96,652	Gannett Co. Inc.	1,049
144,100	TEGNA Inc.	2,166
		7,687
METALS & MINING—1.1%
65,600	Reliance Steel & Aluminum Co.	7,612
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
372,800	Annaly Capital Management Inc.	3,348
171,000	Invesco Mortgage Capital Inc.	2,691
298,300	MFA Financial Inc.	2,264
140,800	PennyMac Mortgage Investment Trust	3,223
		11,526

17

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MULTILINE RETAIL—1.3%
91,600	Big Lots Inc.	$ 1,985
94,400	Kohl's Corp.	4,839
150,600	Macy's Inc.	2,283
		9,107
MULTI-UTILITIES—1.0%
108,700	Public Service Enterprise Group Inc.	6,882
OIL, GAS & CONSUMABLE FUELS—4.0%
180,700	Carrizo Oil & Gas Inc.*	1,330
142,300	Devon Energy Corp.	2,886
355,616	Gulfport Energy Corp.*	990
99,000	HollyFrontier Corp.	5,439
357,559	Laredo Petroleum Inc.*	844
71,900	Marathon Petroleum Corp.	4,598
76,500	PBF Energy Inc.	2,470
474,000	SRC Energy Inc.*	1,479
79,400	Valero Energy Corp.	7,700
		27,736
PAPER & FOREST PRODUCTS—0.5%
86,900	Domtar Corp.	3,162
PHARMACEUTICALS—1.6%
141,803	Corcept Therapeutics Inc.*	2,069
49,900	Jazz Pharmaceuticals plc (Ireland)*	6,269
110,150	Lannett Co. Inc.*	1,310
93,493	Mylan NV (Netherlands)*	1,790
		11,438
PROFESSIONAL SERVICES—0.9%
71,100	ManpowerGroup Inc.	6,464
ROAD & RAIL—0.4%
62,800	Ryder System Inc.	3,054
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
56,700	Applied Materials Inc.	3,077
60,943	Cirrus Logic Inc.*	4,142
66,761	Diodes Inc.*	3,114
17,400	Lam Research Corp.	4,716
352,600	ON Semiconductor Corp.*	7,193
		22,242
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—3.8%
92,800	Bed Bath & Beyond Inc.	$ 1,271
85,300	Best Buy Co. Inc.	6,127
87,900	Dick's Sporting Goods Inc.	3,422
111,200	Foot Locker Inc.	4,838
166,100	Gap Inc.	2,701
46,400	Group 1 Automotive Inc.	4,614
677,800	Office Depot Inc.	1,396
52,000	Penske Automotive Group Inc.	2,534
		26,903
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.9%
242,314	HP Inc.	4,209
97,200	NCR Corp.*	2,839
117,600	Seagate Technology plc (Ireland)	6,825
189,900	Xerox Holdings Corp.	6,443
		20,316
TEXTILES, APPAREL & LUXURY GOODS—0.3%
60,900	Capri Holdings Ltd. (Virgin Islands)*	1,892
THRIFTS & MORTGAGE FINANCE—0.8%
169,600	MGIC Investment Corp.	2,325
136,700	Radian Group Inc.	3,431
		5,756
TRADING COMPANIES & DISTRIBUTORS—0.8%
113,600	Aircastle Ltd. (Bermuda)	3,092
65,642	Triton International Ltd. (Bermuda)	2,409
		5,501
TOTAL COMMON STOCKS
(Cost $673,320)		698,345
TOTAL INVESTMENTS—99.6%
(Cost $673,320)		698,345
CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		2,665
TOTAL NET ASSETS—100.0%		$701,010

18

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
At October 31, 2019, the investments in A. Schulman (Contingent Value Rights) (as disclosed in the preceeding Portfolio of Investments) were classified as Level 3 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2019.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)W (000s)	Change in Unrealized Appreciation/ (Depreciation)W (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2019[w] (000s)
Common Stocks
Chemicals	$19	$—	$(15)	$—	$—	$—	$—	$—	$4
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Chemicals
A. Schulman Inc.(Contingent Value Rights)*	$4	Market Approach	Estimated Recovery Value	$ 0.43

*	Non-income producing security
w	Amounts in this category are included in the “Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Common Stocks	$–
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William A. Muggia

Richard D. Lee, CFA

Ethan J. Meyers, CFA

John M. Montgomery

Management’s Discussion of
Fund Performance
Market Review
The year ended October 31, 2019 has broadly been characterized by market extremes. The fourth quarter of 2018 marked the largest quarterly decline in most of the Russell Growth Indices in a decade and dragged the full year market returns into negative territory. However, following these negative sentiment extremes, equity markets climbed higher over 2019 despite skepticism of the advance. The key issues have been constants, namely ongoing trade uncertainty as a driver of slowing global growth and a fixation on the U.S. Federal Reserve (Fed) actions. Meanwhile, a “soft patch” in the second quarter of 2019 accelerated to reveal an industrial and manufacturing recession. Despite this weakness, the underlying U.S. consumer remains healthy and provided support to the broader economy. Equity markets finished the most recent period with mixed results as investors weighed softening global economic data and ongoing trade tension with accommodative monetary policy. A notable change during the third quarter was a significant factor rotation, as momentum and growth strength reversed and gave way to a rally in value and beaten down cyclicals. It’s too early to say with any certainty that this shift is the beginning of a sustainable change in leadership, but it bears monitoring over the coming months.
Performance
Harbor Small Cap Growth Fund rose 16.23% (Retirement Class), 16.18% (Institutional Class), 15.87% (Administrative Class), and 15.81% (Investor Class) in the year ending October 31, 2019, outperforming the Russell 2000® Growth Index, which advanced 6.40%. The outperformance was broad based with eight sectors adding to relative returns. Most notable were the Fund’s investments in Health Care and Information Technology, which each added over 4.00% to relative results. These strengths offset relative weakness in Energy.
Health Care was the top source of relative strength, adding 4.26% to relative returns. The portfolio’s positioning was balanced with exposure to secular growers in industries like health care equipment & supplies and life sciences tools & services complemented by exposure to innovative industries like biotechnology and pharmaceuticals. Medicines Company, a late-stage drug developer focused on cholesterol management therapies for cardiovascular disease, was a strong relative contributor during the period. The stock climbed on the back of positive Phase 3 data, which further confirmed the efficacy and safety profile of Medicines’ lead cholesterol treatment therapy Inclisiran. The results revealed a high treatment success rate and strong safety data relative to the leading competitor. In our view, Medicines remains a high conviction name, as we believe the company could see meaningful growth with a de-risked profile. Ascendis Pharma, a development-stage orphan drug company, was another strong relative performer. The company reported success in a key Phase 3 trial for a children’s human growth hormone treatment in the first quarter, which sent the stock soaring. The trial demonstrated that the company’s offering was comparable in experience to the current market offering with a superior outcome. We continue to maintain conviction in this name, as the company generates strong cash flow, offers lower-risk exposure to the space following their last trial success, and could continue to grow organically or find itself an attractive M&A target.
Information Technology was another strong contributor, adding 4.01% to relative results. Within this sector we seek to identify companies that are aiding the digital transformation of businesses with exposure to growth areas through unique product pipelines, large addressable markets, or advantaged competitive positions. For the period, the Fund’s software and communications equipment investments were notably strong. Tableau Software, Inc., which provides analytics and data visualization software, contributed meaningfully to relative results
20

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	16.23%	9.66%	14.19%
Institutional Class	16.18	9.60	14.16
Administrative Class	15.87	9.26	13.87
Investor Class	15.81	9.20	13.75
Comparative Index
Russell 2000® Growth	6.40%	8.38%	13.38%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
following the announcement that Salesforce, Inc. would acquire the business at a premium. The deal validated our notion that Tableau would continue to take share from legacy vendors and that secular tailwinds supported a runway for growth. We exited our position in August following the announcement. Acacia Communications Inc., a supplier of high-speed fiber optic networking products, also contributed meaningfully to relative results. The stock climbed higher after news that Cisco Systems, Inc. was acquiring the company at a premium, validating its competitive position. We exited the position in July following the announcement.
Energy was the largest source of relative weakness, costing 1.42% of relative returns. The group lagged broad indices as short-term demand concerns, exacerbated by trade wars and a weakening global macroeconomic environment, kept investors away. The Fund’s two holdings in the exploration & production sub-industry were notably weak. WPX Energy Inc. fell as negative macroeconomic sentiment weighed on the stock despite attractive free cash flow, strong production and earnings growth, and disciplined spending, and returning capital to shareholders. We continue to believe that the fundamental set-up for WPX is strong and that their advantaged acreage in the Bakkan oil field and Permian basin could drive long- term growth. In June, we exited our position in Centennial Resource Development, Inc., the Fund’s other exploration & production holding, over concerns around the long-term viability of our thesis.
Outlook & Strategy
Despite evidence of slowing growth, we believe there are reasons for optimism in the U.S. and global economy. Importantly, both the U.S. consumer and services economy remain strong, with consumer confidence remaining steady at elevated levels, retail sales reaccelerating after softness last year, and a tight labor market driving up wages. The housing market is also a bright spot for the U.S. economy, supported by falling rates and demographic tailwinds. Housing permits and starts jumped at the end of the quarter and opportunities for refinancing can further strengthen consumer balance sheets, effectively increasing household income by lowering monthly payments. Despite parts of the yield curve remaining inverted, we believe that most traditional recession indicators are not showing signs of stress, namely healthy credit and lending markets, and global central banks generally remain accommodative. Early signs indicate that some of these policy actions may be taking hold, such as the turnaround in China’s manufacturing sector. Further improvement would ultimately be supportive for Europe’s economy and global growth more broadly, in our view. Taking the economic crosscurrents into consideration, we expect to see sustained volatility in equity markets which we believe should provide a fertile backdrop for active stock picking.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
21

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.0%
Shares		Value
AEROSPACE & DEFENSE—2.9%
71,407	HEICO Corp.	$ 6,803
44,239	Teledyne Technologies Inc.*	14,581
		21,384
BANKS—1.0%
277,500	First Hawaiian Inc.	7,584
BIOTECHNOLOGY—12.3%
205,772	Acceleron Pharma Inc.*	9,233
161,701	Apellis Pharmaceuticals Inc.*	4,752
126,910	Ascendis Pharma A/S ADR (Denmark)*,1	14,034
165,016	Blueprint Medicines Corp.*	11,360
346,670	Fate Therapeutics Inc.*	5,183
129,330	Fibrogen Inc.*	5,063
984,119	Ironwood Pharmaceuticals Inc.*	9,880
425,790	Medicines Co.*	22,350
279,330	Momenta Pharmaceuticals Inc.*	4,324
309,150	Orchard Therapeutics plc ADR (United Kingdom)*,1	3,728
		89,907
BUILDING PRODUCTS—2.3%
189,530	Trex Co. Inc.*	16,658
CAPITAL MARKETS—2.6%
122,933	Hamilton Lane Inc.	7,329
145,132	LPL Financial Holdings Inc.	11,733
		19,062
CHEMICALS—0.8%
64,946	Ingevity Corp.*	5,469
COMMERCIAL SERVICES & SUPPLIES—1.3%
80,190	MSA Safety Inc.	9,628
COMMUNICATIONS EQUIPMENT—1.3%
604,055	Viavi Solutions Inc.*	9,641
CONSTRUCTION MATERIALS—1.1%
340,637	Summit Materials Inc.*	7,811
CONSUMER FINANCE—1.1%
97,090	FirstCash Inc.	8,193
CONTAINERS & PACKAGING—1.3%
225,420	Berry Global Group Inc.*	9,357
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED CONSUMER SERVICES—1.6%
46,225	Bright Horizons Family Solutions Inc.*	$ 6,865
41,420	Strategic Education Inc.	5,096
		11,961
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.3%
448,570	Knowles Corp.*	9,680
51,690	Rogers Corp.*	7,003
		16,683
ENTERTAINMENT—3.1%
41,358	Madison Square Garden Co.*	11,039
1,826,850	Zynga Inc.*	11,272
		22,311
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
515,460	Brixmor Property Group Inc.	11,351
313,130	Spirit Realty Capital Inc.	15,606
		26,957
FOOD & STAPLES RETAILING—0.5%
103,950	Grocery Outlet Holding Corp.*	3,316
HEALTH CARE EQUIPMENT & SUPPLIES—4.9%
112,330	Haemonetics Corp.*	13,562
151,100	Integra LifeSciences Holdings Corp.*	8,773
90,791	Masimo Corp.*	13,236
		35,571
HEALTH CARE TECHNOLOGY—1.2%
110,010	Teladoc Health Inc.*	8,427
HOTELS, RESTAURANTS & LEISURE—2.7%
255,041	Eldorado Resorts Inc.*	11,418
144,470	Papa John's International Inc.	8,459
		19,877
HOUSEHOLD DURABLES—3.8%
250,290	KB Home	8,933
178,780	Topbuild Corp.*	18,580
		27,513

22

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—1.6%
70,577	Kemper Corp.	$ 5,073
153,125	Palomar Holdings Inc.*	6,914
		11,987
IT SERVICES—5.0%
96,738	InterXion Holding NV (Netherlands)*	8,534
284,945	Repay Holdings Corp.*	3,827
71,072	WEX Inc.*	13,445
167,665	WNS Holdings Ltd. ADR (Jersey)*,1	10,369
		36,175
LIFE SCIENCES TOOLS & SERVICES—5.2%
58,150	BIO-RAD Laboratories Inc.*	19,284
127,074	ICON plc (Ireland)*	18,667
		37,951
MACHINERY—6.6%
194,840	Flowserve Corp.	9,516
149,770	Lincoln Electric Holdings Inc.	13,415
296,560	Timken Co.	14,531
98,740	Woodward Inc.	10,532
		47,994
MARINE—0.5%
98,740	Matson Inc.	3,770
OIL, GAS & CONSUMABLE FUELS—2.8%
339,970	PBF Energy Inc.	10,974
925,800	WPX Energy Inc.*	9,240
		20,214
PHARMACEUTICALS—4.2%
200,471	Catalent Inc.*	9,753
1,823,778	Correvio Pharma Corp. (Canada)*	3,648
311,675	Intersect ENT Inc.*	5,554
285,930	Pacira BioSciences Inc.*	11,577
		30,532
PROFESSIONAL SERVICES—1.3%
87,490	Insperity Inc.	9,242
COMMON STOCKS—Continued
Shares		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
156,943	RMR Group Inc.	$ 7,596
ROAD & RAIL—1.0%
148,450	Ryder System Inc.	7,219
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
19,501	Advanced Energy Industries Inc.*	1,153
80,850	Cabot Microelectronics Corp.	12,218
		13,371
SOFTWARE—10.3%
557,410	8x8 Inc.*	10,769
37,048	Fair Isaac Corp.*	11,264
364,214	Mimecast Ltd. (Jersey)*	14,463
83,665	NICE Ltd. ADR (Israel)*,1	13,202
591,800	Nuance Communications Inc.*	9,658
61,299	Paylocity Holding Corp.*	6,289
84,330	Proofpoint Inc.*	9,729
		75,374
SPECIALTY RETAIL—2.3%
336,340	American Eagle Outfitters Inc.	5,173
95,100	Five Below Inc.*	11,898
		17,071
THRIFTS & MORTGAGE FINANCE—1.7%
234,270	Essent Group Ltd. (Bermuda)	12,203
TRADING COMPANIES & DISTRIBUTORS—1.9%
313,466	Rush Enterprises Inc.	13,695
TOTAL COMMON STOCKS
(Cost $620,698)		721,704
TOTAL INVESTMENTS—99.0%
(Cost $620,698)		721,704
CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		7,517
TOTAL NET ASSETS—100.0%		$729,221

23

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2018 through October 31, 2019. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 10/31/2019 (000s)
Correvio Pharma Corp. (Canada)	$6,237	$512	$(491)	$(1,383)	$(1,227)	$—	$3,648

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Small Cap Growth Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott, CFA

David Hand, CFA

Hiren Patel, Ph.D.

Sean McGinnis, CFA

Management’s Discussion of
Fund Performance
Market REVIEW
Domestic equities had a difficult end to 2018 and broadly posted significantly negative returns for the final few months of the period, wiping out positive year-to-date absolute returns as of the end of September 2018.
Equities started 2019 with a powerful rally out of the gate that surprised many of the market’s participants. Investors’ economic concerns receded, and sentiment improved significantly. With favorable domestic macroeconomic data, stock prices regained much of the ground that they lost in the fourth quarter of 2018.
In the second calendar quarter of 2019, the domestic equity markets experienced wild swings, and at period’s end, the indices posted solid gains with larger stocks performing better than smaller stocks. Choppiness continued in the late summer, with small cap equities on a downtrend going into the fall and stabilizing in October.
Performance
For the year ended October 31, 2019, Harbor Small Cap Growth Opportunities Fund returned -4.17% (Retirement Class), -4.27% (Institutional Class), -4.50% (Administrative Class), and -4.58% (Investor Class) underperforming its primary benchmark, the Russell 2000® Growth Index which was up 6.40% for the same period.
Small cap stocks have significantly underperformed large cap stocks over the last twelve months, as represented by the Russell 1000® Index return of 14.15% and the Russell 2000® Index return of 4.91%. Within small cap stocks, growth has outperformed value with the Russell 2000® Growth posting a return of 6.40% vs. the Russell 2000® Value return of 3.22%, in the same period.
Performance of the Fund has been driven primarily by stock selection, which is consistent with our team’s investment process and reflected in our longer-term track record. The sector in which stock selection most helped the Fund was Communication Services. Stock selection in the Health Care and Consumer Discretionary sectors detracted from performance over the last fiscal year. Sector allocation is not a primary focus of our investment strategy.
Tesaro, Inc., a biopharmaceutical company focused on oncology, was a good stock this past fiscal year. The company’s lead drug, Zejula, performed slightly better than expectations. Additionally, the company agreed to merge with Glaxo SmithKline near the end of 2018. We sold this position as the acquisition date approached.
Data center service company, Interxion Holding NV, was another positive contributor for the Fund as the company is benefitting from strong outsourcing trends for data centers and cloud services to operators.
Inphi Corp., an analog and mixed signal semiconductor company, was also a strong contributor.  Its telecom segment is growing rapidly from continued robust data demand, which is in turn contributing to higher capital spending by the networks operators to meet that growing demand.
Evolent Health, Inc., a leading provider of healthcare solutions to hospitals and health systems, was a weak stock despite reporting operating results slightly better than anticipated. The company made an immediately accretive acquisition in late May that investors disapproved of and many of the shares were sold. We think the transaction rationale is logical, and we believe that this rather small acquisition has overly influenced investors’ valuation of the company. We added to our position on price weakness as we continue to believe that the company’s fundamentals are intact.
Clovis Oncology, Inc., a cancer focused, biotechnology company, was a disappointing stock despite posting revenues consistent with investors’ expectations. The company’s lead drug, Rubraca, treats ovarian cancer and is in clinical trials for prostate cancer. Investors have
25

Harbor Small Cap Growth Opportunities Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2014 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Small Cap Growth Opportunities Fund
Retirement Class[1,2]	-4.17%	5.21%	5.88%
Institutional Class[1]	-4.27	5.16	5.83
Administrative Class[1]	-4.50	5.01	5.67
Investor Class[1]	-4.58	4.77	5.44
Comparative Index
Russell 2000® Growth[1]	6.40%	8.38%	7.93%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.81% (Retirement Class); 0.89% (Institutional Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
become overly concerned, in our opinion, that the salvage treatment options for both cancers are becoming too competitive. In our experience, Rubraca is in a class of drugs that are effective and will continue to be used as other therapies fail, and patients turn to compounds, like Rubraca, to treat their progressive disease. We added to the shares over the period on price weakness.
Leading digital coupon provider for retail and grocery stores, Quotient Technology, Inc., was another weak stock as revenues disappointed investors. A large consumer package goods (CPG) company cut back promotional efforts, and that move has temporarily impacted Quotient’s operating results. We believe this customer’s promotional cadence will return to prior levels. Additionally, Quotient’s leading position in digital coupons provides the company with consumer behavioral data that is extremely valuable. We do not believe that the shares’ existing valuation reflects the company’s strong position in either digital coupons or consumer data. We added to these shares on the price weakness.
Outlook & StRategy
September volatility was rather remarkable for how violently sectors traded, and it isn’t clear what precisely unleashed a rotation that the financial media referred to as one from growth to value. From our perspective, broad labels on these groups tend to be inaccurate. We think that the two buckets are more accurately described as “price momentum” instead of growth and “non-price momentum” instead of value.
Our portfolio outperformed in September, relative to the benchmark index, and the interesting aspect of this outperformance is that the bulk of it occurred during the rotation. Having been associated with this investment style and process for a very long time, we have a hard time recalling this magnitude of relative outperformance in such a short period of time, on essentially no fundamental news that would explain the price volatility.
Over time, we believe that fundamental factors rather than technical factors are the most important attributes that drive investment returns, and we believe that September’s volatility was an important development. We believe in our longstanding investment style and process, and while the last several months have been frustrating, we are encouraged that the market’s recent behavior represents an important change. We look forward to the rest of the year and the upcoming earnings reports in the portfolios’ holdings.

1	The “Life of Fund” return as shown reflects the period 02/01/2014 through 10/31/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
26

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.1%
Shares		Value
AEROSPACE & DEFENSE—1.1%
256,360	Maxar Technologies Inc.	$ 2,176
AIR FREIGHT & LOGISTICS—0.9%
35,699	Atlas Air Worldwide Holdings Inc.*	783
50,197	Echo Global Logistics Inc.*	999
		1,782
BANKS—2.4%
42,065	FB Financial Corp.	1,585
43,624	TCF Financial Corp.	1,727
57,325	TriState Capital Holdings Inc.*	1,325
		4,637
BEVERAGES—0.9%
150,174	Primo Water Corp.*	1,816
BIOTECHNOLOGY—13.3%
158,942	Amarin Corp. plc ADR (United Kingdom)*,1	2,610
179,767	Amicus Therapeutics Inc.*	1,515
487,856	Clovis Oncology Inc.*	1,547
121,651	Halozyme Therapeutics Inc.*	1,864
112,531	Heron Therapeutics Inc.*	2,391
25,682	Intercept Pharmaceuticals Inc.*	1,869
234,141	Karyopharm Therapeutics Inc.*	2,739
54,226	Ligand Pharmaceuticals Inc.*	5,900
97,253	Portola Pharmaceuticals Inc.*	2,812
63,477	PTC Therapeutics Inc.*	2,596
		25,843
COMMERCIAL SERVICES & SUPPLIES—2.0%
37,683	Advanced Disposal Services Inc.*	1,235
108,573	Healthcare Services Group Inc.	2,645
		3,880
COMMUNICATIONS EQUIPMENT—3.3%
249,676	Casa Systems Inc.*	1,678
650,794	Infinera Corp.*	3,638
18,960	Lumentum Holdings Inc.*	1,188
		6,504
CONSTRUCTION & ENGINEERING—0.5%
16,798	MasTec Inc.*	1,057
CONSUMER FINANCE—0.6%
38,543	Green Dot Corp.*	1,112
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED CONSUMER SERVICES—1.1%
72,155	Adtalem Global Education Inc.*	$ 2,149
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
130,251	Iridium Communications Inc.*	3,187
ELECTRICAL EQUIPMENT—1.8%
28,889	EnerSys	1,932
96,576	Power Solutions International Inc.*	579
43,744	TPI Composites Inc.*	898
		3,409
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
46,594	Methode Electronics Inc.	1,603
24,798	MTS Systems Corp.	1,400
		3,003
FOOD & STAPLES RETAILING—0.4%
26,239	Grocery Outlet Holding Corp.*	837
FOOD PRODUCTS—1.0%
36,998	Freshpet Inc.*	1,934
HEALTH CARE EQUIPMENT & SUPPLIES—7.1%
1,162,449	Cerus Corp.*	5,057
72,456	CryoLife Inc.*	1,627
495,136	Invacare Corp.	3,822
394,803	ViewRay Inc.*	1,026
108,138	Wright Medical Group NV (Netherlands)*	2,249
		13,781
HEALTH CARE PROVIDERS & SERVICES—4.4%
60,946	Acadia Healthcare Co. Inc.*	1,828
51,672	PetIQ Inc.*	1,277
308,575	Surgery Partners Inc.*	2,453
188,011	Tivity Health Inc.*	3,048
		8,606
HEALTH CARE TECHNOLOGY—4.8%
136,795	Allscripts Healthcare Solutions Inc.*	1,497
366,344	Evolent Health Inc.*	2,792
124,666	NextGen Healthcare Inc.*	2,107
16,948	Teladoc Health Inc.*	1,298
85,838	Vocera Communications Inc.*	1,710
		9,404

27

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—4.7%
19,985	Churchill Downs Inc.	$ 2,598
32,745	Eldorado Resorts Inc.*	1,466
318,611	Noodles & Co.*	1,698
413,358	Playa Hotels & Resorts NV (Netherlands)*	3,447
		9,209
INSURANCE—2.3%
18,936	Kinsale Capital Group Inc.	2,002
113,882	National General Holdings Corp.	2,428
		4,430
INTERNET & DIRECT MARKETING RETAIL—4.8%
803,165	Quotient Technology Inc.*	6,915
28,977	Stamps.com Inc.*	2,447
		9,362
IT SERVICES—7.6%
129,408	Carbonite Inc.*	2,222
40,917	Cardtronics plc (United Kingdom)*	1,402
52,319	EVO Payments Inc.*	1,488
76,053	InterXion Holding NV (Netherlands)*	6,709
107,541	Verra Mobility Corp.*	1,543
24,457	WNS Holdings Ltd. ADR (India)*,1	1,512
		14,876
LEISURE PRODUCTS—0.9%
54,633	Yeti Holdings Inc.*	1,820
LIFE SCIENCES TOOLS & SERVICES—1.2%
111,618	Luminex Corp.	2,288
MACHINERY—5.7%
74,491	Actuant Corp.	1,845
26,949	CIRCOR International Inc.*	1,032
100,636	Meritor Inc.*	2,217
301,771	NN Inc.	2,179
121,360	REV Group Inc.	1,510
81,248	Rexnord Corp.*	2,298
		11,081
OIL, GAS & CONSUMABLE FUELS—2.1%
243,152	Callon Petroleum Co.*	924
89,750	Matador Resources Co.*	1,248
37,960	Scorpio Tankers Inc. (Marshall Islands)	1,207
206,585	SRC Energy Inc.*	645
		4,024
PERSONAL PRODUCTS—1.0%
18,341	Medifast Inc.	2,035
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.4%
69,558	Pacira BioSciences Inc.*	$ 2,816
ROAD & RAIL—0.9%
218,382	Daseke Inc.*	587
12,371	Saia Inc.*	1,104
		1,691
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
19,706	Inphi Corp.*	1,416
136,742	MaxLinear Inc.*	2,593
		4,009
SOFTWARE—4.9%
218,969	OneSpan Inc.*	4,097
913,132	Synchronoss Technologies Inc.*	5,479
		9,576
SPECIALTY RETAIL—3.3%
43,641	Boot Barn Holdings Inc.*	1,530
18,035	Children's Place Inc.	1,477
39,405	Guess? Inc.	660
71,287	National Vision Holdings Inc.*	1,697
190,777	Party City Holdco Inc.*	1,072
		6,436
THRIFTS & MORTGAGE FINANCE—2.4%
49,949	Essent Group Ltd. (Bermuda)	2,602
64,945	Meta Financial Group Inc.	2,056
		4,658
WATER UTILITIES—1.4%
134,400	AquaVenture Holdings Ltd. (Virgin Islands)*	2,637
WIRELESS TELECOMMUNICATION SERVICES—1.7%
522,237	Gogo Inc.*	3,212
TOTAL COMMON STOCKS
(Cost $200,065)		189,277
TOTAL INVESTMENTS—97.1%
(Cost $200,065)		189,277
CASH AND OTHER ASSETS, LESS LIABILITIES—2.9%		5,599
TOTAL NET ASSETS—100.0%		$194,876

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
28

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
29

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul E. Viera

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets, represented by the S&P 500 Index were positive during the 12-months ending October 31, 2019. However, the U.S. small cap market, represented by the Russell 2000® Value Index, ended the period modestly positive, up 3.22% for the period. Investors continued to monitor the U.S. Federal Reserve (Fed) during the period in anticipation of rate changes and the central bank’s posture under new Chairman Jerome Powell. Most recently, in October, the Fed again voted to cut short-term interest rates by another 0.25% to the range of 1.50% to 1.75%, the third rate cut in 2019. Fed Chairman Jerome Powell explained that this action was taken as “insurance” rather than as a direct reaction to near-term threats to the economy. In the Fed’s statement, it noted that the overall economy remains strong with near record-low unemployment, and strong job growth, but cautioned that inflation has been running below the Fed’s 2% annual target and that business fixed investment and exports have “weakened.” Fed officials continued to maintain a generally optimistic stance on the U.S. economy, but cautioned that growth may be slowing, and noted that they expect U.S. GDP to expand by 2.1% this year, and 2.0% next year. Additionally, the Fed is calling for unemployment to be to 3.6% this year and expects it to be below 4.2% through 2022. Second-quarter 2019 gross domestic product (GDP) growth was revised down to 2.0% from 2.1%, and the unemployment rate ticked up to 3.7% in August from 3.6% in May, as the U.S. jobless rate continued to hold near a 50-year low.
Performance
Harbor Small Cap Value Fund posted positive results, up 10.98% (Retirement Class), 10.91% (Institutional Class), 10.59% (Administrative Class), and 10.48% (Investor Class) for the year ended October 31, 2019 while the Russell 2000® Value Index returned 3.22%. The Fund outperformed the benchmark as investors began to refocus on company fundamentals after the sharp market downturn in December 2018. Stock selection continued to drive relative returns in the period. Stock selection was strongest in Consumer Discretionary, Industrials, and Materials. Sector positioning also contributed to the strong results, as an overweight to Information Technology and an underweight to Energy boosted relative returns.
Contributing to performance, Teledyne produces electronic components and systems for commercial and military aircraft as well as sensors and interconnect systems used in marine and environmental surveys for defense electronics and satellite communication subsystems. Over the past several years, Teledyne has decreased its exposure to U.S. government expenditures by finding commercial outlets for its intellectual property while aligning residual exposure to government’s long-term strategic priorities. For the most recent period, the company posted revenue growth and earnings per share growth ahead of consensus expectations. As a result, the stock was up 48% for the trailing 12-month period. We believe that the company can continue to grow earnings by improving its cost structure across the commercial and defense lines of business. Additionally, Teledyne works in a regulated business with high barriers to entry, little threat from foreign competition and in many cases no commercial alternatives which should provide for strong revenue growth.
Detracting from performance, American Equity Investment Life (AEL) is a life insurance company and one of the top providers of Fixed Index and Fixed Rate Annuity products across all fifty states and the District of Columbia. Although the company reported its third consecutive quarter of year-over-year accelerating annuity sales growth, shares ended the period down 20% largely due to the company no longer looking to divest all or a portion of its business and lower market interest rates having a negative effect on its spread-based businesses. AEL’s product design gives the company an ability to adapt to the market environment and change the rates it pays its customers, giving it significant protection against lower interest rates while also giving it the ability to improve investment spread if interest rates rise.  We believe
30

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	10.98%	8.68%	12.94%
Institutional Class	10.91	8.62	12.91
Administrative Class	10.59	8.34	12.63
Investor Class	10.48	8.21	12.49
Comparative Index
Russell 2000® Value	3.22%	6.24%	11.08%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
that this positioning against interest rates gives the company a unique and attractive risk-reward balance. We continue to believe in management’s ability to lower cost of funds and remain operating cost leader in the industry over the long-term.
Outlook & Strategy
As of October 31, 2019, the Fund had an overweight in the Industrials and Information Technology sectors and an underweight in Financials, Real Estate, Consumer Discretionary, and Utilities. The Fund’s relative overweight and underweight positions are an outgrowth of where we find good individual investment opportunities.
In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
31

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.3%
Shares		Value
AEROSPACE & DEFENSE—9.4%
723,858	Hexcel Corp.	$ 54,014
254,756	Moog Inc.	21,326
176,059	Teledyne Technologies Inc.*	58,029
986,813	Triumph Group Inc.	20,496
		153,865
BANKS—10.4%
1,134,395	Cadence Bancorp	17,447
543,479	Enterprise Financial Services Corp.	23,804
829,860	First Merchants Corp.	32,821
436,306	Heartland Financial USA Inc.	20,410
340,260	South State Corp.	26,833
700,432	Trustmark Corp.	24,039
654,166	United Bankshares Inc.	25,866
		171,220
BIOTECHNOLOGY—4.0%
467,345	Emergent BioSolutions Inc.*	26,713
1,136,738	Myriad Genetics Inc.*	38,274
		64,987
CAPITAL MARKETS—4.3%
418,477	Eaton Vance Corp.	19,083
309,583	Raymond James Financial Inc.	25,847
447,741	Stifel Financial Corp.	25,065
		69,995
CHEMICALS—3.5%
608,486	Cabot Corp.	26,524
303,365	Scotts Miracle-Gro Co.	30,455
		56,979
COMMERCIAL SERVICES & SUPPLIES—4.4%
763,682	Casella Waste Systems Inc.*	33,289
2,234,237	Steelcase Inc.	39,032
		72,321
CONSUMER FINANCE—2.7%
517,125	FirstCash Inc.	43,640
ELECTRICAL EQUIPMENT—1.8%
450,362	EnerSys	30,111
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—8.1%
259,921	Anixter International Inc.*	21,509
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
153,440	Coherent Inc.*	$ 22,850
563,977	FLIR Systems Inc.	29,079
173,351	Littelfuse Inc.	30,435
960,459	Sanmina Corp.*	29,515
		133,388
ENERGY EQUIPMENT & SERVICES—2.3%
335,575	Core Laboratories NV (Netherlands)	14,779
293,994	DMC Global Inc.	13,153
688,719	Oil States International Inc.*	9,828
		37,760
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.2%
1,157,821	Corporate Office Properties Trust	34,318
735,571	Pebblebrook Hotel Trust	18,912
1,038,349	Stag Industrial Inc.	32,230
		85,460
FOOD PRODUCTS—1.9%
1,605,254	Darling Ingredients Inc.*	30,981
HEALTH CARE PROVIDERS & SERVICES—1.4%
201,462	Molina Healthcare Inc.*	23,700
HOUSEHOLD DURABLES—1.6%
371,885	Meritage Homes Corp.*	26,809
INSURANCE—6.5%
946,358	American Equity Investment Life Holding Co.	23,356
542,780	Horace Mann Educators Corp.	23,644
236,651	Reinsurance Group of America Inc.	38,449
464,417	United Fire Group Inc.	21,140
		106,589
IT SERVICES—2.3%
472,616	ManTech International Corp.	37,422
MACHINERY—8.8%
465,588	Albany International Corp.	39,100
624,298	Altra Industrial Motion Corp.	19,228
681,106	Franklin Electric Co. Inc.	36,678
599,701	Timken Co.	29,385
1,031,322	Welbilt Inc.*	19,554
		143,945

32

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—0.9%
1,098,085	Matador Resources Co.*	$ 15,274
PHARMACEUTICALS—2.5%
856,799	Catalent Inc.*	41,683
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—11.1%
274,082	Advanced Energy Industries Inc.*	16,198
351,973	Cabot Microelectronics Corp.	53,190
875,540	Entegris Inc.	42,026
1,500,424	FormFactor Inc.*	32,754
247,728	Monolithic Power Systems Inc.	37,140
		181,308
TEXTILES, APPAREL & LUXURY GOODS—1.4%
789,450	Wolverine World Wide Inc.	23,431
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—1.8%
380,084	GATX Corp.	$ 30,236
TOTAL COMMON STOCKS
(Cost $1,182,844)		1,581,104
TOTAL INVESTMENTS—96.3%
(Cost $1,182,844)		1,581,104
CASH AND OTHER ASSETS, LESS LIABILITIES—3.7%		60,323
TOTAL NET ASSETS—100.0%		$1,641,427

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
33

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Sapience Investments, LLC
520 Newport Center Dr.
Suite 650
Newport Beach, CA
92660
Portfolio Manager
Samir Sikka
Since 2017
Sapience Investments, LLC has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term total return.
Samir Sikka

Management’s Discussion of
Fund Performance
Market Review
Much of modern finance theory depends upon the simple proposition that there is no such thing as a free lunch. However, in practice, when central banks lower the cost of capital to near or below zero to stimulate the real economy, there will likely be unintended consequences in the financial economy that give rise to significant investment opportunities. As the U.S. edges back to the zero-policy rate boundary, like it did during the Great Financial Crisis, capital becomes misallocated. Amid mounting macroeconomic uncertainty and ample, low-cost capital, risk-adverse equity investors have flocked into a handful of popular stocks, driving their valuations to extreme levels. This market inefficiency can be seen in many ways including the extraordinary behavior of momentum stocks with investors chasing recent performance, the growing cost of high-priced stocks, and the over-valuation of so-called “safe” stable stocks.
Performance
For the year November 1, 2018 through October 31, 2019, Harbor Small Cap Value Opportunities Fund underperformed its benchmark, the Russell 2000® Value Index. The Fund returned -4.14% (Retirement Class), -4.13% (Institutional Class), -4.45% (Administrative Class), and -4.49% (Investor Class) while the Russell 2000® Value Index returned 3.22%.
Due to the extremely wide variation in performance by sector, relative sector weighting had a larger impact on performance versus the Russell 2000® Value Index than is characteristic of our bottom-up, company-focused approach. From a relative perspective, sector weights accounted for nearly two-thirds of the Fund’s underperformance relative to the Index during the period. More specifically, compared with the Index, stock selection in Consumer Discretionary and Energy detracted from relative performance. In the Consumer Discretionary sector, Ascena Retail Group, Inc. subtracted the most value from the Fund’s return relative to the Index. Ascena continued to underperform after the company reported weak results for its fiscal third quarter of 2019 in June. Underperformance persisted for two reasons. First, there was a vacuum of information and results for fiscal fourth quarter 2019 were not reported until the first week of October. Second, tariff-related uncertainties created an overhang in the company’s stock price as an additional tranche of tariffs effective in late 2019 will directly impact the apparel category. In early October, Ascena posted in-line to slightly better results for its fiscal fourth quarter 2019. More importantly, the company provided clarity on the closure of its Dressbarn chain, which will be completed by December, and discussed its liquidity, including over $300 million of cash. We believe Ascena has 18-24 months to improve performance and sell one or more of its divisions to reduce debt in order to refinance its existing term loan that matures in August 2022. Within Energy, Forum Energy Technologies, Inc. was the largest detractor from relative performance. There was no fundamental reason for weakness in Forum’s stock price. We believe the underperformance is attributed to weakness in oil markets and investor apathy towards the oil service industry. Forum is a self-help story as the company is generating free cash flow by reducing their inventory and cutting costs to reduce its debt burden. While Forum has been impacted by near-term headwinds in their North American Completions business, we believe that there are reasons for optimism emerging in their International land and offshore segments.
Conversely, security selection in the Information Technology sector added to relative performance. In this sector, Diebold Nixdorf, Inc. added the most value to relative return. In our view, Diebold is executing its turnaround as planned and the company is currently ahead of their

*	At a meeting of the Board of Trustees held on November 10 and 11, 2019, the Board of Trustees voted to liquidate and dissolve the Harbor Small Cap Value Opportunities Fund. The liquidation of the Fund occurred on December 20, 2019. Additional information related to the liquidation can be found in the supplements to the Fund’s prospectus and statement of additional information as filed with the Securities and Exchange Commission on November 13, 2019.
34

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 08/01/2017 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Small Cap Value Opportunities Fund
Retirement Class[1]	-4.14%	N/A	-1.63%
Institutional Class[1]	-4.13	N/A	-1.68
Administrative Class[1]	-4.45	N/A	-1.96
Investor Class[1]	-4.49	N/A	-2.04
Comparative Index
Russell 2000® Value[1]	3.22%	N/A	3.18%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.81% (Net) and 0.97% (Gross) (Retirement Class); 0.89% (Net) and 1.05% (Gross) (Institutional Class); 1.14% (Net) and 1.30% (Gross) (Administrative Class); and 1.26% (Net) and 1.42% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
free cash flow goals. In addition, Diebold successfully refinanced its term loan, which was set to mature in December 2020, and we believe that its management team continues to deliver steady progress on its “DN Now” cost initiatives.
Outlook & Strategy
It is tempting to speculate on how today’s equity valuation anomalies will eventually resolve themselves. With a patient, long-term investment focus, we are reminded of economist Herb Stein’s Law: “If something cannot go on forever, it will stop.” We remain acutely aware that starting points are crucial to compounding positive long-term returns so chasing today’s investment fads is a fool’s game. As value investors, we choose stocks whose long-term earnings potential is not widely recognized, in our view, and seek to buy them when we believe investor pessimism is fully reflected in valuations. We believe the current market offers us a rare, significant investment opportunity to buy several good businesses at a deep discount.
We recognize the economic slowdown but do not believe that we are at the cusp of a deep recession. We believe the Fund to be well-positioned for either a partial or a full tilt shift towards value. Though we have exposure to a few deeply discounted businesses today relative to the perceived “safe” and momentum companies, we have been conscious to own businesses that we believe are fundamentally sound and have drivers in place to close the valuation gap with their intrinsic value.
We recognize the two-fold challenges today for a value investor like us: the economy has evolved such that, in our view, there are more value traps than at any time in our careers. We have to resist being seduced by significant discounts appearing in businesses that do not have the ability to sustain the current returns. In addition, the technical and quantitative aspects of this market may cause a few compelling investment opportunities to underperform over the short term, enough to discourage even experienced value investors like us. This is the test of discipline—to maintain conviction when we believe our investment thesis and valuations are correct.

1	The “Life of Fund” return as shown reflects the period 08/01/2017 through 10/31/2019.
This report contains the current opinions of Sapience Investments, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
35

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—94.7%
Shares		Value
AUTO COMPONENTS—0.8%
12,500	Adient plc (Ireland)*	$ 265
BANKS—13.8%
27,020	Bank of NT Butterfield & Son Ltd. (Bermuda)	890
16,100	Bank OZK	452
10,950	Cathay General Bancorp	389
24,200	First Hawaiian Inc.	661
13,750	Glacier Bancorp Inc.	582
5,800	Popular Inc. (Puerto Rico)	316
26,250	Sterling Bancorp	516
8,960	Wintrust Financial Corp.	572
		4,378
BUILDING PRODUCTS—1.9%
12,650	Continental Building Products Inc.*	378
24,750	Resideo Technologies Inc.*	236
		614
CAPITAL MARKETS—1.2%
13,480	Artisan Partners Asset Management Inc.	369
CHEMICALS—0.5%
7,743	Valvoline Inc.	165
COMMERCIAL SERVICES & SUPPLIES—8.4%
13,430	IAA Inc.*	512
39,133	KAR Auction Services Inc.	973
9,490	Ritchie Bros Auctioneers Inc. (Canada)	390
13,780	Stericycle Inc.*	794
		2,669
COMMUNICATIONS EQUIPMENT—2.5%
19,906	Plantronics Inc.	785
CONSUMER FINANCE—2.3%
21,800	Navient Corp.	300
49,280	SLM Corp.	416
		716
CONTAINERS & PACKAGING—1.1%
11,400	Silgan Holdings Inc.	351
DIVERSIFIED FINANCIAL SERVICES—1.5%
51,950	FGL Holdings (Cayman Islands)	469
COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—1.3%
118,650	Forum Energy Technologies Inc.*	$ 138
54,150	Hunting plc ADR (United Kingdom)[1]	275
		413
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.8%
23,550	Outfront Media Inc.	619
38,600	Physicians Realty Trust	721
9,100	QTS Realty Trust Inc.	488
		1,828
FOOD PRODUCTS—4.9%
7,350	Post Holdings Inc.*	756
14,640	TreeHouse Foods Inc.*	791
		1,547
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
11,450	Integra LifeSciences Holdings Corp.*	665
9,800	Natus Medical Inc.*	330
		995
HEALTH CARE PROVIDERS & SERVICES—2.5%
15,930	Acadia Healthcare Co. Inc.*	478
14,300	MEDNAX Inc.*	314
		792
HOTELS, RESTAURANTS & LEISURE—3.8%
20,290	Dave & Buster's Entertainment Inc.	807
33,950	El Pollo Loco Holdings Inc.*	395
		1,202
INSURANCE—2.5%
6,610	Argo Group International Holdings Ltd. (Bermuda)	409
8,250	Assured Guaranty Ltd. (Bermuda)	387
		796
INTERNET & DIRECT MARKETING RETAIL—1.3%
38,053	Despegar.com Corp. (Virgin Islands)*	425
LIFE SCIENCES TOOLS & SERVICES—1.3%
8,190	Syneos Health Inc.*	411
MACHINERY—3.9%
15,640	Altra Industrial Motion Corp.	482

36

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
4,680	EnPro Industries Inc.	$ 325
42,051	Gates Industrial Corp. plc (United Kingdom)*	421
		1,228
MEDIA—1.0%
16,390	Liberty Latin America Ltd. (Bermuda)*	306
METALS & MINING—1.7%
25,200	Allegheny Technologies Inc.*	530
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—2.0%
38,300	Redwood Trust Inc.	626
MULTI-UTILITIES—1.5%
6,650	NorthWestern Corp.	482
OIL, GAS & CONSUMABLE FUELS—1.9%
61,345	WPX Energy Inc.*	612
PERSONAL PRODUCTS—1.3%
24,910	e.l.f. Beauty Inc.*	419
PROFESSIONAL SERVICES—1.0%
21,250	Resources Connection Inc.	311
SPECIALTY RETAIL—5.0%
623,898	Ascena Retail Group Inc.*	220
99,330	Michaels Companies Inc.*	867
90,803	Party City Holdco Inc.*	510
		1,597
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.2%
189,795	Diebold Nixdorf Inc.*	1,329
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—3.9%
17,400	Capri Holdings Ltd. (Virgin Islands)*	$ 540
68,185	Samsonite International SA ADR (Luxembourg)[1]	689
		1,229
THRIFTS & MORTGAGE FINANCE—1.5%
8,850	Essent Group Ltd. (Bermuda)	461
TRADING COMPANIES & DISTRIBUTORS—5.3%
9,140	Air Lease Corp.	402
27,850	Beacon Roofing Supply Inc.*	864
5,600	MSC Industrial Direct Co. Inc.	410
		1,676
TOTAL COMMON STOCKS
(Cost $30,643)		29,996

MASTER LIMITED PARTNERSHIPS—2.0%
(Cost $702)
OIL, GAS & CONSUMABLE FUELS—2.0%
25,900	Viper Energy Partners LP	623
TOTAL INVESTMENTS—96.7%
(Cost $31,345)		30,619
CASH AND OTHER ASSETS, LESS LIABILITIES—3.3%		1,036
TOTAL NET ASSETS—100.0%		$31,655

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
37

Harbor Strategic Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the year ended October 31, 2019, the Russell 1000® Growth Index was up 17.10%, although erratic trade headlines and recession angst made for a volatile ride. Every sector within Russell 1000® Growth Index with the exception of Energy posted positive performance during the period. Information Technology, Consumer Discretionary, Communication Services, Industrials and Healthcare contributed the most to returns.
PERFORMANCE
Harbor Strategic Growth Fund returned 17.04% (Retirement Class), 16.91% (Institutional Class), 16.70% (Administrative Class), and 14.99% (Investor Class) while the Russell 1000® Growth Index returned 17.10% for the year ended October 31, 2019. Positive stock selection and relative outperformance versus the Russell 1000® Growth Index in Healthcare, Real Estate, Consumer Discretionary and Consumer Staples contributed to the Fund’s performance during the period. Industrials, Financials, Energy, an underweight in Information Technology and an overweight in cash detracted from results.
Contributors to performance included American Tower, TransDigm Group, Microchip Technology, Teleflex, and Moody’s. American Tower continues to benefit from three key factors: (1) burgeoning investments into 5G networks which directly benefit the tower companies, (2) the potential entry of a third-party wireless carrier, likely Dish Network, was mandated by the Federal Trade Commission (FTC) to approve the Sprint/T-Mobile merger, and (3) lower interest rates increased the value of all long-duration assets.  TransDigm Group, the aircraft component designer, producer and supplier, beat on revenues, margins and raised on every relevant metric. The Esterline acquisition has gone better than expected, as they have reached their margin target of 20%, effectively one quarter into ownership. Microchip Technology has been volatile with the uncertainty surrounding U.S.-China trade tensions. However, in the second quarter of 2019, Microchip beat on earnings and met revenue estimates and quarterly guidance, as the company works through excess inventory in its distribution channel. While Teleflex’s stock performance reflects materially improved economics compared to five years ago (11% vs. 8% return on invested capital), the current price does not give full value to further acceleration in economic value added due to more durable competitive advantages, faster organic revenue growth, higher incremental margins and, importantly, their capital allocation strategy. Shares of Moody’s, the credit rating and analytics company, rebounded in the first quarter of 2019 as global debt issuance recovered after a moribund fourth quarter 2018 and concerns about an overly hawkish U.S. Federal Reserve (Fed) subsided.
Performance detractors included XPO Logistics, Schlumberger, Core Laboratories, Johnson & Johnson and Kansas City Southern. XPO Logistics’ stock price experienced a sharp decline during fourth quarter 2018 and first quarter 2019 for two primary reasons. First, the company lowered its 2019 profit outlook due to slowing global economic activity. Second, XPO Logistics was the subject of a hedge fund’s short report that questioned the company’s accounting practices. Although most of the short report’s accusations were refuted by the company, additional research uncovered further areas of concern. In addition, XPO Logistics underwhelming operational performance and misguided investor communication lowered our conviction in management’s capabilities. For these reasons, we decided to exit our investment in XPO Logistics during the first quarter of 2019. Schlumberger and Core Laboratories were sold during the second quarter of 2019 because of our substantially lower expectations for growth and declining estimates of fair value. Oil supply has proven to be more resilient than we expected despite an approximate 40% reduction in exploration and production investment.

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
38

Harbor Strategic Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	Life of Class
Harbor Strategic Growth Fund
Retirement Class[1]	17.04%	N/A	13.52%
Institutional Class[2]	16.91	11.02	14.04
Administrative Class[1]	16.70	N/A	13.15
Investor Class[1]	14.99	N/A	12.43
Comparative Index
Russell 1000® Growth[2]	17.10%	13.43%	15.60%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.63% (Net) and 0.77% (Gross) (Retirement Class); 0.71% (Net) and 0.85% (Gross) (Institutional Class); 0.96% (Net) and 1.10% (Gross) (Administrative Class); and 1.08% (Net) and 1.22% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The oversupplied energy market has resulted in lower oil prices and less demand for Schlumberger and Core Laboratories services. With less energy exploration, both companies are compounding intrinsic value slower than we anticipated. In our view, they each still possess economic moats and are operated by proven capital allocators, but their ranges of outcomes are wide and their ability to grow shareholder value is directly correlated to the volatile price of oil. Although Johnson & Johnson continued to meet or exceed growth expectations, uncertainty over opioid and talc powder litigation and the potential for onerous drug price regulation negatively impacted the stock. Kansas City Southern was sold during the fourth quarter of 2018 after the stock price achieved our estimate of intrinsic value.
The Fund’s largest underweight and overweight sector exposures versus the benchmark remained the same throughout the last 12 months. The largest over-weights were Financials, Industrials, Materials, and Real Estate, while the largest under-weights were in the traditional growth sectors of Information Technology, Consumer Discretionary, Communication Services and Healthcare. Our portfolio construction process focuses on bottom-up factors independent of benchmark weights. The resulting sector exposures represent the areas in which we are finding skewed risk-reward opportunities in serial compounders, and are not an expressed opinion on the sectors from a macro level.
OUTLOOK & STRATEGY
Over time, the expected returns of the Fund should reflect two components: the compounding nature of the companies in the portfolio and the discount we are paying relative to fair value. There will be times when the sentiment pendulum swings towards optimism; fund returns exceed the underlying intrinsic value growth, and margins of safety contract. Conversely, fear, skepticism and lower stock prices provide opportunities for both higher expected returns and less risk. Judged by our relatively narrow average margin of safety, or discount to intrinsic value, we think the pendulum sits on the optimistic side of the scale. The number of stocks that are trading below our estimate of fair value is the smallest our team has experienced.
We claim no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction fund comprised of competitively advantaged businesses with stock prices that represent an appropriate margin of safety will generate excess risk-adjusted returns. In an investment environment with sustained optimism and stock prices that are outpacing intrinsic value growth, we will remain diligent, conservative and patient as we deploy capital within our wide-moat universe.

1	The “Life of Class” return as shown reflects the period 03/06/2017 through 10/31/2019.
2	The “Life of Class” return as shown reflects the period 11/01/2011 through 10/31/2019.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
39

Harbor Strategic Growth Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—89.9%
Shares		Value
AEROSPACE & DEFENSE—2.9%
6,270	TransDigm Group Inc.*	$ 3,300
BANKS—4.7%
25,043	First Republic Bank	2,663
45,679	U.S. Bancorp.	2,605
		5,268
BEVERAGES—2.3%
18,416	PepsiCo Inc.	2,526
CAPITAL MARKETS—5.5%
70,966	Charles Schwab Corp.	2,889
14,974	Moody's Corp.	3,305
		6,194
CHEMICALS—5.3%
20,031	Ecolab Inc.	3,847
10,373	Linde plc (Ireland)	2,058
		5,905
DIVERSIFIED FINANCIAL SERVICES—5.2%
27,177	Berkshire Hathaway Inc. Class B*	5,777
ELECTRICAL EQUIPMENT—2.4%
53,616	Sensata Technologies Holding plc (United Kingdom)*	2,744
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
19,082	American Tower Corp.	4,161
HEALTH CARE EQUIPMENT & SUPPLIES—3.6%
11,571	Teleflex Inc.	4,020
INDUSTRIAL CONGLOMERATES—6.7%
24,549	Honeywell International Inc.	4,240
9,831	Roper Technologies Inc.	3,313
		7,553
INSURANCE—4.7%
4,537	Markel Corp.*	5,313
INTERACTIVE MEDIA & SERVICES—7.0%
4,275	Alphabet Inc. Class C*	5,387
12,676	Facebook Inc.*	2,429
		7,816
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—4.5%
1,506	Amazon.com Inc.*	$ 2,676
1,168	Booking Holdings Inc.*	2,393
		5,069
IT SERVICES—3.0%
18,940	Visa Inc.	3,388
LIFE SCIENCES TOOLS & SERVICES—1.8%
2,803	Mettler-Toledo International Inc.*	1,976
MACHINERY—1.9%
30,171	Fortive Corp.	2,082
PERSONAL PRODUCTS—2.9%
53,994	Unilever NV NY Registry Shares (Netherlands)	3,199
PHARMACEUTICALS—3.6%
6,364	Allergan plc (Ireland)	1,121
22,184	Johnson & Johnson	2,929
		4,050
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
26,854	Microchip Technology Inc.	2,532
SOFTWARE—9.6%
11,924	Adobe Inc.*	3,314
15,906	Intuit Inc.	4,096
61,764	Oracle Corp.	3,365
		10,775
SPECIALTY RETAIL—2.7%
12,708	CarMax Inc.*	1,184
4,282	O'Reilly Automotive Inc.*	1,865
		3,049

40

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.6%
16,322	Apple Inc.	$ 4,060
TOTAL COMMON STOCKS
(Cost $76,390)		100,757
TOTAL INVESTMENTS—89.9%
(Cost $76,390)		100,757
CASH AND OTHER ASSETS, LESS LIABILITIES—10.1%		11,293
TOTAL NET ASSETS—100.0%		$112,050
FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
41

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—October 31, 2019

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund	Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost	$16,981,823	$ 968,343	$205,666*	$673,320	$620,698	$200,065	$1,182,844	$31,345	$ 76,390
Investments, at value	$29,524,767	$1,238,744	$ 250,549	$698,345	$721,704	$189,277	$1,581,104	$30,619	$100,757
Repurchase agreements	—	—	3,615	—	—	—	—	—	—
Cash	190,660	27,901	1	3,018	12,285	4,027	57,630	788	11,190
Receivables for:
Investments sold	67,039	—	2,086	81	9,053	2,172	2,722	450	—
Capital shares sold	11,097	1,068	382	346	164	9	1,347	—	144
Dividends	2,919	491	21	722	59	23	837	6	29
Interest	6	1	—	—	—	—	2	—	1
Withholding tax	1,733	324	12	—	—	—	—	—	2
Prepaid registration fees	28	22	26	14	21	1	19	1	1
Other assets	2,895	104	67	70	81	18	133	28	9
Total Assets	29,801,144	1,268,655	256,759	702,596	743,367	195,527	1,643,794	31,892	112,133
LIABILITIES
Payables for:
Investments purchased	41,980	—	2,974	35	12,530	401	—	205	—
Capital shares reacquired	26,929	772	131	911	993	80	922	—	3
Accrued expenses:
Management fees	13,695	635	151	428	457	121	1,022	20	56
12b-1 fees	303	10	5	16	1	1	13	—	—
Transfer agent fees	2,068	76	20	57	41	13	123	2	6
Trustees' fees and expenses	3,237	78	71	80	90	21	150	2	4
Other	1,282	97	20	59	34	14	137	8	14
Total Liabilities	89,494	1,668	3,372	1,586	14,146	651	2,367	237	83
NET ASSETS	$29,711,650	$1,266,987	$ 253,387	$701,010	$729,221	$194,876	$1,641,427	$31,655	$112,050
Net Assets Consist of:
Paid-in capital	$14,705,265	$ 997,585	$ 157,091	$655,596	$609,499	$213,480	$1,222,837	$35,009	$ 86,020
Total distributable earnings/(loss)	15,006,385	269,402	96,296	45,414	119,722	(18,604)	418,590	(3,354)	26,030
	$29,711,650	$1,266,987	$ 253,387	$701,010	$729,221	$194,876	$1,641,427	$31,655	$112,050
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 6,970,617	$ 457,908	$ 31,265	$102,945	$281,603	$ 37,884	$ 230,861	$ 7,444	$ 5,152
Shares of beneficial interest[1]	91,978	28,036	2,865	4,943	21,363	3,907	6,881	839	231
Net asset value per share[2]	$ 75.79	$ 16.33	$ 10.91	$ 20.82	$ 13.18	$ 9.70	$ 33.55	$ 8.87	$ 22.31
Institutional Class
Net assets	$21,311,587	$ 761,262	$ 198,544	$520,629	$440,553	$154,965	$1,346,098	$23,722	$106,463
Shares of beneficial interest[1]	281,241	46,612	18,246	25,007	33,546	16,029	40,149	2,675	4,778
Net asset value per share[2]	$ 75.78	$ 16.33	$ 10.88	$ 20.82	$ 13.13	$ 9.67	$ 33.53	$ 8.87	$ 22.28
Administrative Class
Net assets	$ 345,550	$ 12,195	$ 2,687	$ 18,508	$ 395	$ 1,667	$ 6,537	$ 239	$ 18
Shares of beneficial interest[1]	4,660	748	262	882	33	174	196	27	1
Net asset value per share[2]	$ 74.15	$ 16.33	$ 10.26	$ 20.98	$ 11.98	$ 9.56	$ 33.30	$ 8.85	$ 22.24
Investor Class
Net assets	$ 1,083,896	$ 35,622	$ 20,891	$ 58,928	$ 6,670	$ 360	$ 57,931	$ 250	$ 417
Shares of beneficial interest[1]	14,955	2,162	2,114	2,836	592	38	1,779	28	19
Net asset value per share[2]	$ 72.48	$ 16.48	$ 9.88	$ 20.78	$ 11.28	$ 9.40	$ 32.56	$ 8.85	$ 21.87

*	Including repurchase agreement
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

42

Harbor Domestic Equity Funds
StatementS of Operations—Year Ended October 31, 2019

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Growth Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund	Harbor Strategic Growth Fund
Investment Income
Dividends	$ 228,066	$ 19,284	$ 935	$26,532	$ 4,476	$ 707	$ 20,765	$ 512	$ 1,031
Interest	2,942	818	316	105	303	101	904	24	140
Net securities lending income	80	—	—	—	—	—	—	—	—
Foreign taxes withheld	(2,716)	(459)	—	(5)	—	(9)	(97)	(2)	(18)
Total Investment Income	228,372	19,643	1,251	26,632	4,779	799	21,572	534	1,153
Operating Expenses
Management fees	177,668	6,513	2,211	6,287	5,327	1,635	10,983	237	566
12b-1 fees:
Administrative Class	1,007	38	17	70	2	4	17	1	—
Investor Class	3,005	102	50	170	17	1	152	1	1
Shareholder communications	940	84	19	86	19	6	156	4	6
Custodian fees	1,012	27	35	56	42	31	41	14	10
Transfer agent fees:
Retirement Class	1,041	62	12	18	49	7	34	1	1
Institutional Class	21,207	647	179	613	398	170	1,168	23	87
Administrative Class	389	15	6	27	1	2	6	—	—
Investor Class	2,604	88	43	148	15	1	132	—	1
Professional fees	1,273	47	22	38	30	9	61	2	4
Trustees' fees and expenses	1,411	49	14	42	34	11	68	1	4
Registration fees	202	87	64	73	76	64	95	69	59
Miscellaneous	362	20	12	19	17	11	25	8	8
Total expenses	212,121	7,779	2,684	7,647	6,027	1,952	12,938	361	747
Management fees waived	(14,728)	—	(26)	(244)	—	—	—	—	—
Transfer agent fees waived	(766)	(27)	(7)	(23)	(17)	(6)	(39)	(1)	(3)
Other expenses reimbursed	—	(392)	—	—	—	—	—	(83)	(79)
Custodian fees reduction	(55)	(3)	(1)	(2)	(2)	(1)	(5)	(1)	—
Net expenses	196,572	7,357	2,650	7,378	6,008	1,945	12,894	276	665
Net Investment Income/(Loss)	31,800	12,286	(1,399)	19,254	(1,229)	(1,146)	8,678	258	488
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	2,821,869	(1,877)	61,125	1,296	23,936	2,508	15,233	(2,831)	1,660
Foreign currency transactions	(553)	—	—	—	—	(1)	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	877,262	159,031	5,571	17,301	82,988	(16,920)	129,521	1,225	12,686
Translations of assets and liabilities in foreign currencies	(10)	—	—	—	—	—	—	—	—
Net gain/(loss) on investment transactions	3,698,568	157,154	66,696	18,597	106,924	(14,413)	144,754	(1,606)	14,346
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,730,368	$169,440	$65,297	$37,851	$105,695	$(15,559)	$153,432	$(1,348)	$14,834
The accompanying notes are an integral part of the Financial Statements.

43

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Growth Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 31,800	$ 68,671	$ 12,286	$ 9,602	$ (1,399)	$ (1,347)
Net realized gain/(loss) on investments	2,821,316	3,389,399	(1,877)	18,268	61,125	72,227
Change in net unrealized appreciation/(depreciation) of investments	877,252	(743,393)	159,031	(39,265)	5,571	(44,332)
Net increase/(decrease) in assets resulting from operations	3,730,368	2,714,677	169,440	(11,395)	65,297	26,548
Distributions to Shareholders
Retirement Class	(502,294)	(396,568)	(8,957)	(7,627)	(25,016)	(14,153)
Institutional Class	(2,034,649)	(2,446,657)	(16,546)	(18,431)	(26,702)	(15,890)
Administrative Class	(41,111)	(51,883)	(368)	(421)	(2,326)	(3,120)
Investor Class	(121,068)	(153,082)	(947)	(2,316)	(2,988)	(2,301)
Total distributions to shareholders	(2,699,122)	(3,048,190)	(26,818)	(28,795)	(57,032)	(35,464)
Net Increase/(Decrease) Derived from Capital Share Transactions	(855,516)	1,054,440	144,596	253,253	(101,560)	(47,997)
Net increase/(decrease) in net assets	175,730	720,927	287,218	213,063	(93,295)	(56,913)
Net Assets
Beginning of period	29,535,920	28,814,993	979,769	766,706	346,682	403,595
End of period	$29,711,650	$29,535,920	$1,266,987	$979,769	$ 253,387	$346,682
The accompanying notes are an integral part of the Financial Statements.

44

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund		Harbor Strategic Growth Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

$ 19,254	$ 21,996	$ (1,229)	$ (2,842)	$ (1,146)	$ (1,894)	$ 8,678	$ 5,481	$ 258	$ 171	$ 488	$ 195
1,296	56,222	23,936	163,740	2,507	57,856	15,233	154,899	(2,831)	1,824	1,660	1,922
17,301	(125,443)	82,988	(131,098)	(16,920)	(23,665)	129,521	(248,143)	1,225	(2,001)	12,686	1,689
37,851	(47,225)	105,695	29,800	(15,559)	32,297	153,432	(87,763)	(1,348)	(6)	14,834	3,806

(6,960)	(3,555)	(58,115)	(18,209)	(7,893)	(3,505)	(11,611)	(2,150)	(412)	(1)	(104)	(13)
(49,842)	(28,481)	(76,800)	(48,249)	(43,633)	(13,477)	(99,888)	(21,038)	(1,568)	(147)	(1,822)	(1,185)
(2,796)	(1,726)	(157)	(71)	(357)	(71)	(638)	(105)	(16)	(1)	—	—
(5,150)	(3,658)	(1,469)	(834)	(142)	(71)	(5,986)	(963)	(16)	(1)	(9)	(1)
(64,748)	(37,420)	(136,541)	(67,363)	(52,025)	(17,124)	(118,123)	(24,256)	(2,012)	(150)	(1,935)	(1,199)
(215,050)	39,635	45,807	43,786	(23,302)	(34,380)	223,153	314,366	3,489	6,491	29,032	10,964
(241,947)	(45,010)	14,961	6,223	(90,886)	(19,207)	258,462	202,347	129	6,335	41,931	13,571

942,957	987,967	714,260	708,037	285,762	304,969	1,382,965	1,180,618	31,526	25,191	70,119	56,548
$ 701,010	$ 942,957	$ 729,221	$ 714,260	$194,876	$285,762	$1,641,427	$1,382,965	$31,655	$31,526	$112,050	$70,119
45

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Growth Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 2,120,682	$ 3,554,254	$ 142,086	$ 200,477	$ 33,252	$ 46,562
Reinvested distributions	474,879	378,865	8,374	7,588	25,016	14,153
Cost of shares reacquired	(1,293,167)	(1,359,223)	(56,492)	(23,708)	(171,764)	(40,095)
Net increase/(decrease) in net assets	$ 1,302,394	$ 2,573,896	$ 93,968	$ 184,357	$(113,496)	$ 20,620
Institutional Class
Net proceeds from sale of shares	$ 2,848,926	$ 3,646,684	$ 296,956	$ 288,719	$ 67,981	$ 49,030
Reinvested distributions	1,856,429	2,226,227	14,891	17,031	19,729	11,273
Cost of shares reacquired	(6,481,485)	(6,874,710)	(240,786)	(174,554)	(55,847)	(42,659)
Cost of shares reacquired through redemption in-kind	—	(291,425)	—	—	—	—
Net increase/(decrease) in net assets	$(1,776,130)	$(1,293,224)	$ 71,061	$ 131,196	$ 31,863	$ 17,644
Administrative Class
Net proceeds from sale of shares	$ 78,686	$ 90,994	$ 628	$ 3,946	$ 690	$ 9,158
Reinvested distributions	39,641	50,177	367	421	2,321	3,116
Cost of shares reacquired	(228,371)	(180,144)	(6,315)	(41,507)	(26,644)	(95,899)
Net increase/(decrease) in net assets	$ (110,044)	$ (38,973)	$ (5,320)	$ (37,140)	$ (23,633)	$(83,625)
Investor Class
Net proceeds from sale of shares	$ 130,741	$ 340,918	$ 7,391	$ 25,671	$ 12,290	$ 9,964
Reinvested distributions	119,520	151,394	939	2,305	2,958	2,285
Cost of shares reacquired	(521,997)	(679,571)	(23,443)	(53,136)	(11,542)	(14,885)
Net increase/(decrease) in net assets	$ (271,736)	$ (187,259)	$ (15,113)	$ (25,160)	$ 3,706	$ (2,636)
The accompanying notes are an integral part of the Financial Statements.

46

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund		Harbor Strategic Growth Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

$ 36,603	$ 36,005	$ 45,531	$ 158,138	$ 6,892	$ 19,490	$ 140,043	$ 143,113	$1,505	$6,231	$ 1,564	$ 3,374
6,960	3,555	56,734	17,919	7,893	3,505	6,760	1,153	412	1	104	12
(42,938)	(16,551)	(113,847)	(40,086)	(6,396)	(35,883)	(80,276)	(33,113)	(81)	(3)	(766)	(182)
$ 625	$ 23,009	$ (11,582)	$ 135,971	$ 8,389	$ (12,888)	$ 66,527	$ 111,153	$1,836	$6,229	$ 902	$ 3,204

$ 140,350	$ 263,531	$ 75,466	$ 65,821	$ 42,933	$ 81,888	$ 467,716	$ 478,010	$ 107	$ 106	$ 47,025	$ 17,159
47,820	27,819	73,911	47,317	43,627	13,012	86,451	18,030	1,568	147	1,758	1,183
(359,812)	(252,177)	(91,745)	(204,931)	(118,386)	(116,301)	(384,397)	(335,507)	(54)	(3)	(20,699)	(10,834)
—	—	—	—	—	—	—	—	—	—	—	—
$(171,642)	$ 39,173	$ 57,632	$ (91,793)	$ (31,826)	$ (21,401)	$ 169,770	$ 160,533	$1,621	$ 250	$ 28,084	$ 7,508

$ 7,271	$ 10,291	$ 301	$ 703	$ 678	$ 988	$ 1,624	$ 5,226	$ —	$ —	$ —	$ 3
2,759	1,722	157	71	357	71	620	101	15	1	—	—
(32,849)	(14,356)	(788)	(684)	(742)	(612)	(2,944)	(1,926)	—	—	—	—
$ (22,819)	$ (2,343)	$ (330)	$ 90	$ 293	$ 447	$ (700)	$ 3,401	$ 15	$ 1	$ —	$ 3

$ 18,709	$ 18,261	$ 1,073	$ 1,819	$ 107	$ 479	$ 15,106	$ 71,109	$ 18	$ 10	$ 78	$ 337
4,997	3,543	1,447	832	142	71	5,903	948	16	1	8	1
(44,920)	(42,008)	(2,433)	(3,133)	(407)	(1,088)	(33,453)	(32,778)	(17)	—	(40)	(89)
$ (21,214)	$ (20,204)	$ 87	$ (482)	$ (158)	$ (538)	$ (12,444)	$ 39,279	$ 17	$ 11	$ 46	$ 249
47

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Growth Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018
SHARES
Retirement Class
Shares sold	29,405	46,871	9,352	13,207	3,229	4,092
Shares issued due to reinvestment of distributions	7,633	5,399	606	509	2,954	1,361
Shares reacquired	(17,963)	(17,760)	(3,757)	(1,562)	(16,564)	(3,535)
Net increase/(decrease) in shares outstanding	19,075	34,510	6,201	12,154	(10,381)	1,918
Institutional Class
Shares sold	39,971	48,030	19,742	18,999	6,704	4,324
Shares issued due to reinvestment of distributions	29,827	31,713	1,078	1,143	2,335	1,086
Shares reacquired	(90,937)	(90,775)	(16,319)	(11,540)	(5,408)	(3,780)
Shares reacquired through redemption in-kind	—	(3,847)	—	—	—	—
Net increase/(decrease) in shares outstanding	(21,139)	(14,879)	4,501	8,602	3,631	1,630
Administrative Class
Shares sold	1,141	1,216	43	262	73	834
Shares issued due to reinvestment of distributions	649	727	27	28	291	314
Shares reacquired	(3,309)	(2,431)	(398)	(2,787)	(2,701)	(8,734)
Net increase/(decrease) in shares outstanding	(1,519)	(488)	(328)	(2,497)	(2,337)	(7,586)
Investor Class
Shares sold	1,916	4,662	487	1,673	1,271	938
Shares issued due to reinvestment of distributions	2,001	2,235	68	153	384	237
Shares reacquired	(7,625)	(9,252)	(1,537)	(3,444)	(1,223)	(1,402)
Net increase/(decrease) in shares outstanding	(3,708)	(2,355)	(982)	(1,618)	432	(227)
The accompanying notes are an integral part of the Financial Statements.

48

Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund		Harbor Strategic Growth Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

1,837	1,544	3,726	10,053	696	1,517	4,533	3,898	163	631	78	168
385	151	5,519	1,249	881	286	243	31	51	—	6	1
(2,120)	(708)	(9,154)	(2,596)	(648)	(2,598)	(2,509)	(897)	(9)	—	(36)	(9)
102	987	91	8,706	929	(795)	2,267	3,032	205	631	48	160

7,050	11,325	6,036	4,304	4,309	6,310	14,992	12,954	13	10	2,290	876
2,644	1,178	7,211	3,302	4,880	1,061	3,109	496	195	15	99	62
(18,090)	(10,785)	(7,596)	(13,569)	(11,766)	(9,007)	(12,202)	(9,126)	(7)	—	(984)	(537)
—	—	—	—	—	—	—	—	—	—	—	—
(8,396)	1,718	5,651	(5,963)	(2,577)	(1,636)	5,899	4,324	201	25	1,405	401

361	432	26	50	71	74	51	143	—	—	—	—
151	72	17	6	40	6	22	3	2	—	—	—
(1,607)	(606)	(67)	(49)	(74)	(47)	(94)	(53)	—	—	—	—
(1,095)	(102)	(24)	7	37	33	(21)	93	2	—	—	—

945	779	115	131	11	34	496	1,993	2	1	4	17
276	150	164	65	16	6	218	27	2	—	1	—
(2,258)	(1,795)	(240)	(224)	(43)	(80)	(1,102)	(917)	(2)	—	(2)	(5)
(1,037)	(866)	39	(28)	(16)	(40)	(388)	1,103	2	1	3	12
49

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 73.98	$ 75.34	$ 60.37	$ 55.79
Income from Investment Operations
Net investment income/(loss)[a,e]	0.13	0.23	0.16	0.05
Net realized and unrealized gains/(losses) on investments	8.54	6.50	18.40	4.53
Total from investment operations	8.67	6.73	18.56	4.58
Less Distributions
Dividends from net investment income	(0.21)	(0.17)	(0.10)	—
Distributions from net realized capital gains	(6.65)	(7.92)	(3.49)	—
Total distributions	(6.86)	(8.09)	(3.59)	—
Net asset value end of period	75.79	73.98	75.34	60.37
Net assets end of period (000s)	$6,970,617	$5,393,675	$2,892,484	$1,022,839
Ratios and Supplemental Data (%)
Total return[b]	13.73%	9.50%	32.62%	8.21% [c]
Ratio of total expenses to average net assets^	0.63	0.62	0.63	0.65 [d]
Ratio of net expenses to average net assets[a]	0.58	0.57	0.59	0.59 [d]
Ratio of net investment income to average net assets[a]	0.18	0.30	0.23	0.13 [d]
Portfolio turnover	40	40	52	34

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 72.54	$ 74.08	$ 59.50	$ 64.51	$ 61.39
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.09)	(0.01)	(0.04)	(0.06)	(0.08)
Net realized and unrealized gains/(losses) on investments	8.35	6.39	18.11	(0.84)	6.97
Total from investment operations	8.26	6.38	18.07	(0.90)	6.89
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
Total distributions	(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
Net asset value end of period	74.15	72.54	74.08	59.50	64.51
Net assets end of period (000s)	$345,550	$448,241	$493,860	$555,665	$620,910
Ratios and Supplemental Data (%)
Total return[b]	13.35%	9.16%	32.20%	(1.48)%	11.88%
Ratio of total expenses to average net assets^	0.96	0.95	0.96	0.94	0.93
Ratio of net expenses to average net assets[a]	0.91	0.90	0.90	0.89	0.89
Ratio of net investment income to average net assets[a]	(0.13)	(0.01)	(0.06)	(0.11)	(0.13)
Portfolio turnover	40	40	52	34	37
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

50

Institutional Class
2019	2018	2017	2016	2015
$ 73.97	$ 75.32	$ 60.36	$ 65.27	$ 61.97

0.08	0.18	0.13	0.09	0.07
8.53	6.50	18.38	(0.84)	7.05
8.61	6.68	18.51	(0.75)	7.12

(0.15)	(0.11)	(0.06)	(0.05)	(0.05)
(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
(6.80)	(8.03)	(3.55)	(4.16)	(3.82)
75.78	73.97	75.32	60.36	65.27
$21,311,587	$22,366,214	$23,896,840	$21,608,221	$24,669,740

13.63%	9.44%	32.52%	(1.23)%	12.16%
0.71	0.70	0.71	0.69	0.68
0.66	0.65	0.65	0.64	0.64
0.11	0.23	0.20	0.15	0.12
40	40	52	34	37

Investor Class
2019	2018	2017	2016	2015
$ 71.15	$ 72.88	$ 58.66	$ 63.73	$ 60.76

(0.17)	(0.10)	(0.11)	(0.13)	(0.16)
8.15	6.29	17.82	(0.83)	6.90
7.98	6.19	17.71	(0.96)	6.74

—	—	—	—	—
(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
(6.65)	(7.92)	(3.49)	(4.11)	(3.77)
72.48	71.15	72.88	58.66	63.73
$ 1,083,896	$ 1,327,790	$ 1,531,809	$ 1,540,557	$ 2,214,518

13.21%	9.03%	32.04%	(1.60)%	11.75%
1.08	1.07	1.08	1.06	1.05
1.03	1.02	1.02	1.01	1.01
(0.25)	(0.13)	(0.17)	(0.22)	(0.25)
40	40	52	34	37
51

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 14.37	$ 14.87	$ 12.32	$10.94
Income from Investment Operations
Net investment income/(loss)[a,e]	0.18	0.17	0.12	0.12
Net realized and unrealized gains/(losses) on investments	2.17	(0.13)	3.00	1.33
Total from investment operations	2.35	0.04	3.12	1.45
Less Distributions
Dividends from net investment income	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.23)	(0.41)	(0.43)	—
Total distributions	(0.39)	(0.54)	(0.57)	(0.07)
Net asset value end of period	16.33	14.37	14.87	12.32
Net assets end of period (000s)	$457,908	$313,721	$143,966	$3,822
Ratios and Supplemental Data (%)
Total return[b]	16.92%	0.18%	26.08%	13.24% [c]
Ratio of total expenses to average net assets^	0.65	0.64	0.64	0.67 [d]
Ratio of net expenses to average net assets[a]	0.61	0.60	0.60	0.63 [d]
Ratio of net investment income to average net assets[a]	1.19	1.12	0.83	1.46 [d]
Portfolio turnover	11	15	16	34

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 14.36	$ 14.84	$ 12.30	$12.15	$ 12.23
Income from Investment Operations
Net investment income/(loss)[a,e]	0.14	0.13	0.10	0.13	0.12
Net realized and unrealized gains/(losses) on investments	2.17	(0.15)	2.99	0.63	0.70
Total from investment operations	2.31	(0.02)	3.09	0.76	0.82
Less Distributions
Dividends from net investment income	(0.11)	(0.05)	(0.12)	(0.10)	(0.11)
Distributions from net realized capital gains	(0.23)	(0.41)	(0.43)	(0.51)	(0.79)
Total distributions	(0.34)	(0.46)	(0.55)	(0.61)	(0.90)
Net asset value end of period	16.33	14.36	14.84	12.30	12.15
Net assets end of period (000s)	$12,195	$15,460	$53,006	$9,361	$24,690
Ratios and Supplemental Data (%)
Total return[b]	16.60%	(0.23)%	25.77%	6.77%	7.02%
Ratio of total expenses to average net assets^	0.98	0.97	0.97	0.96	0.95
Ratio of net expenses to average net assets[a]	0.94	0.93	0.93	0.93	0.93
Ratio of net investment income to average net assets[a]	0.91	0.84	0.70	1.09	1.00
Portfolio turnover	11	15	16	34	24
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

52

Institutional Class
2019	2018	2017	2016	2015
$ 14.37	$ 14.87	$ 12.32	$ 12.16	$ 12.24

0.17	0.16	0.15	0.16	0.15
2.17	(0.13)	2.97	0.64	0.70
2.34	0.03	3.12	0.80	0.85

(0.15)	(0.12)	(0.14)	(0.13)	(0.14)
(0.23)	(0.41)	(0.43)	(0.51)	(0.79)
(0.38)	(0.53)	(0.57)	(0.64)	(0.93)
16.33	14.37	14.87	12.32	12.16
$761,262	$605,040	$498,360	$310,127	$231,033

16.83%	0.11%	26.00%	7.14%	7.29%
0.73	0.72	0.72	0.72	0.70
0.69	0.68	0.68	0.68	0.68
1.12	1.05	1.10	1.32	1.25
11	15	16	34	24

Investor Class
2019	2018	2017	2016	2015
$ 14.49	$ 14.99	$ 12.42	$ 12.25	$ 12.33

0.12	0.11	0.10	0.11	0.11
2.19	(0.14)	2.99	0.66	0.70
2.31	(0.03)	3.09	0.77	0.81

(0.09)	(0.06)	(0.09)	(0.09)	(0.10)
(0.23)	(0.41)	(0.43)	(0.51)	(0.79)
(0.32)	(0.47)	(0.52)	(0.60)	(0.89)
16.48	14.49	14.99	12.42	12.25
$ 35,622	$ 45,548	$ 71,374	$ 57,716	$ 29,745

16.39%	(0.27)%	25.52%	6.80%	6.87%
1.10	1.09	1.09	1.09	1.07
1.06	1.05	1.05	1.05	1.05
0.79	0.70	0.75	0.94	0.89
11	15	16	34	24
53

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 10.88	$ 11.25	$ 8.58	$ 7.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.04)	(0.03)	0.01	(0.03)
Net realized and unrealized gains/(losses) on investments	1.85	0.88	2.66	0.85
Total from investment operations	1.81	0.85	2.67	0.82
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains	(1.78)	(1.22)	—	—
Total distributions	(1.78)	(1.22)	—	—
Net asset value end of period	10.91	10.88	11.25	8.58
Net assets end of period (000s)	$31,265	$144,137	$127,446	$2,718
Ratios and Supplemental Data (%)
Total return[b]	21.38%	8.02%	31.12%	10.57% [c]
Ratio of total expenses to average net assets^	0.82	0.80	0.81	0.81 [d]
Ratio of net expenses to average net assets[a]	0.81	0.80	0.81	0.80 [d]
Ratio of net investment income to average net assets[a]	(0.37)	(0.28)	0.07	(0.45) [d]
Portfolio turnover	70	85	87	84

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$10.37	$ 10.81	$ 8.27	$ 9.45	$ 11.15
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.06)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gains/(losses) on investments	1.73	0.84	2.58	(0.03)	0.19
Total from investment operations	1.67	0.78	2.54	(0.08)	0.13
Less Distributions
Dividends from net investment income	—	—	—	(0.04)	—
Distributions from net realized capital gains	(1.78)	(1.22)	—	(1.06)	(1.83)
Total distributions	(1.78)	(1.22)	—	(1.10)	(1.83)
Net asset value end of period	10.26	10.37	10.81	8.27	9.45
Net assets end of period (000s)	$2,687	$26,936	$110,114	$175,211	$366,121
Ratios and Supplemental Data (%)
Total return[b]	21.04%	7.68%	30.71%	(0.91)%	1.29%
Ratio of total expenses to average net assets^	1.15	1.13	1.13	1.10	1.09
Ratio of net expenses to average net assets[a]	1.14	1.12	1.12	1.10	1.09
Ratio of net investment income to average net assets[a]	(0.66)	(0.55)	(0.45)	(0.57)	(0.58)
Portfolio turnover	70	85	87	84	82
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

54

Institutional Class
2019	2018	2017	2016	2015
$ 10.86	$ 11.24	$ 8.58	$ 9.76	$ 11.43

(0.05)	(0.04)	(0.01)	(0.03)	(0.04)
1.85	0.88	2.67	(0.03)	0.20
1.80	0.84	2.66	(0.06)	0.16

—	—	—	(0.06)	—
(1.78)	(1.22)	—	(1.06)	(1.83)
(1.78)	(1.22)	—	(1.12)	(1.83)
10.88	10.86	11.24	8.58	9.76
$198,544	$158,680	$145,914	$303,802	$194,308

21.32%	7.94%	31.00%	(0.60)%	1.55%
0.90	0.88	0.88	0.86	0.84
0.89	0.87	0.87	0.85	0.84
(0.48)	(0.36)	(0.14)	(0.31)	(0.35)
70	85	87	84	82

Investor Class
2019	2018	2017	2016	2015
$ 10.07	$ 10.54	$ 8.07	$ 9.24	$ 10.95

(0.08)	(0.08)	(0.04)	(0.05)	(0.07)
1.67	0.83	2.51	(0.04)	0.19
1.59	0.75	2.47	(0.09)	0.12

—	—	—	(0.02)	—
(1.78)	(1.22)	—	(1.06)	(1.83)
(1.78)	(1.22)	—	(1.08)	(1.83)
9.88	10.07	10.54	8.07	9.24
$ 20,891	$ 16,929	$ 20,121	$ 17,167	$ 24,647

20.83%	7.57%	30.61%	(1.05)%	1.21%
1.27	1.25	1.25	1.22	1.21
1.26	1.24	1.24	1.22	1.21
(0.85)	(0.72)	(0.48)	(0.68)	(0.71)
70	85	87	84	82
55

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 21.39	$ 23.33	$ 20.17	$ 18.36
Income from Investment Operations
Net investment income/(loss)[a,e]	0.48	0.50	0.40	0.28
Net realized and unrealized gains/(losses) on investments	0.47	(1.52)	3.43	1.53
Total from investment operations	0.95	(1.02)	3.83	1.81
Less Distributions
Dividends from net investment income	(0.37)	(0.33)	(0.36)	—
Distributions from net realized capital gains	(1.15)	(0.59)	(0.31)	—
Total distributions	(1.52)	(0.92)	(0.67)	—
Net asset value end of period	20.82	21.39	23.33	20.17
Net assets end of period (000s)	$102,945	$103,552	$89,942	$14,999
Ratios and Supplemental Data (%)
Total return[b]	5.53%	(4.75)%	19.22%	9.86% [c]
Ratio of total expenses to average net assets^	0.80	0.79	0.80	0.82 [d]
Ratio of net expenses to average net assets[a]	0.77	0.76	0.77	0.79 [d]
Ratio of net investment income to average net assets[a]	2.39	2.15	1.79	2.11 [d]
Portfolio turnover	11	24	22	18

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 21.52	$ 23.47	$ 20.30	$ 20.40	$ 20.47
Income from Investment Operations
Net investment income/(loss)[a,e]	0.42	0.43	0.34	0.40	0.29
Net realized and unrealized gains/(losses) on investments	0.48	(1.54)	3.45	0.07	(0.07)
Total from investment operations	0.90	(1.11)	3.79	0.47	0.22
Less Distributions
Dividends from net investment income	(0.29)	(0.25)	(0.31)	(0.22)	(0.16)
Distributions from net realized capital gains	(1.15)	(0.59)	(0.31)	(0.35)	(0.13)
Total distributions	(1.44)	(0.84)	(0.62)	(0.57)	(0.29)
Net asset value end of period	20.98	21.52	23.47	20.30	20.40
Net assets end of period (000s)	$18,508	$42,557	$48,809	$40,992	$28,929
Ratios and Supplemental Data (%)
Total return[b]	5.19%	(5.06)%	18.84%	2.54%	1.05%
Ratio of total expenses to average net assets^	1.13	1.12	1.12	1.11	1.11
Ratio of net expenses to average net assets[a]	1.10	1.08	1.09	1.09	1.11
Ratio of net investment income to average net assets[a]	2.08	1.83	1.51	2.03	1.41
Portfolio turnover	11	24	22	18	12
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

56

Institutional Class
2019	2018	2017	2016	2015
$ 21.38	$ 23.33	$ 20.17	$ 20.27	$ 20.32

0.47	0.49	0.39	0.44	0.34
0.47	(1.54)	3.43	0.08	(0.07)
0.94	(1.05)	3.82	0.52	0.27

(0.35)	(0.31)	(0.35)	(0.27)	(0.19)
(1.15)	(0.59)	(0.31)	(0.35)	(0.13)
(1.50)	(0.90)	(0.66)	(0.62)	(0.32)
20.82	21.38	23.33	20.17	20.27
$520,629	$714,309	$739,122	$600,800	$484,078

5.48%	(4.85)%	19.16%	2.81%	1.32%
0.88	0.87	0.87	0.86	0.86
0.85	0.83	0.84	0.84	0.86
2.33	2.09	1.76	2.28	1.66
11	24	22	18	12

Investor Class
2019	2018	2017	2016	2015
$ 21.31	$ 23.23	$ 20.09	$ 20.19	$ 20.27

0.39	0.40	0.31	0.37	0.27
0.48	(1.53)	3.41	0.08	(0.08)
0.87	(1.13)	3.72	0.45	0.19

(0.25)	(0.20)	(0.27)	(0.20)	(0.14)
(1.15)	(0.59)	(0.31)	(0.35)	(0.13)
(1.40)	(0.79)	(0.58)	(0.55)	(0.27)
20.78	21.31	23.23	20.09	20.19
$ 58,928	$ 82,539	$110,094	$152,358	$165,642

5.08%	(5.20)%	18.71%	2.45%	0.93%
1.25	1.24	1.24	1.23	1.23
1.22	1.20	1.21	1.21	1.23
1.95	1.71	1.40	1.92	1.29
11	24	22	18	12
57

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 14.39	$ 15.08	$ 11.95	$ 10.72
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.01)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gains/(losses) on investments	1.56	0.82	3.23	1.25
Total from investment operations	1.55	0.77	3.19	1.23
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains	(2.76)	(1.46)	(0.06)	—
Total distributions	(2.76)	(1.46)	(0.06)	—
Net asset value end of period	13.18	14.39	15.08	11.95
Net assets end of period (000s)	$281,603	$306,026	$189,516	$54,634
Ratios and Supplemental Data (%)
Total return[b]	16.23%	5.11%	26.78%	11.47% [c]
Ratio of total expenses to average net assets^	0.80	0.79	0.79	0.81 [d]
Ratio of net expenses to average net assets[a]	0.80	0.79	0.79	0.80 [d]
Ratio of net investment income to average net assets[a]	(0.12)	(0.33)	(0.26)	(0.27) [d]
Portfolio turnover	74	99	83	89

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$13.39	$14.17	$11.30	$13.04	$14.89
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	(0.09)	(0.07)	(0.05)	(0.07)
Net realized and unrealized gains/(losses) on investments	1.40	0.77	3.00	(0.11)	0.54
Total from investment operations	1.35	0.68	2.93	(0.16)	0.47
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
Total distributions	(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
Net asset value end of period	11.98	13.39	14.17	11.30	13.04
Net assets end of period (000s)	$ 395	$ 769	$ 719	$ 686	$ 877
Ratios and Supplemental Data (%)
Total return[b]	15.87%	4.76%	26.02%	(1.29)%	3.12%
Ratio of total expenses to average net assets^	1.13	1.12	1.11	1.10	1.09
Ratio of net expenses to average net assets[a]	1.12	1.11	1.10	1.10	1.08
Ratio of net investment income to average net assets[a]	(0.44)	(0.65)	(0.56)	(0.46)	(0.47)
Portfolio turnover	74	99	83	89	78
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

58

Institutional Class
2019	2018	2017	2016	2015
$ 14.35	$ 15.06	$ 11.94	$ 13.65	$ 15.45

(0.03)	(0.06)	(0.04)	(0.02)	(0.03)
1.57	0.81	3.22	(0.11)	0.55
1.54	0.75	3.18	(0.13)	0.52

—	—	—	—	—
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
13.13	14.35	15.06	11.94	13.65
$440,553	$400,389	$509,889	$523,888	$587,761

16.18%	4.97%	26.72%	(0.99)%	3.35%
0.88	0.87	0.86	0.85	0.84
0.87	0.86	0.85	0.85	0.83
(0.20)	(0.40)	(0.30)	(0.21)	(0.22)
74	99	83	89	78

Investor Class
2019	2018	2017	2016	2015
$ 12.79	$ 13.62	$ 10.84	$ 12.59	$ 14.47

(0.06)	(0.11)	(0.08)	(0.06)	(0.08)
1.31	0.74	2.92	(0.11)	0.52
1.25	0.63	2.84	(0.17)	0.44

—	—	—	—	—
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
(2.76)	(1.46)	(0.06)	(1.58)	(2.32)
11.28	12.79	13.62	10.84	12.59
$ 6,670	$ 7,076	$ 7,913	$ 8,401	$ 11,660

15.81%	4.58%	26.29%	(1.44)%	2.98%
1.25	1.24	1.23	1.22	1.21
1.24	1.23	1.22	1.22	1.20
(0.57)	(0.77)	(0.67)	(0.58)	(0.59)
74	99	83	89	78
59

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 13.14	$ 12.61	$ 10.24	$ 9.04
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	(0.07)	(0.07)	(0.04)
Net realized and unrealized gains/(losses) on investments	(0.72)	1.35	2.44	1.24
Total from investment operations	(0.77)	1.28	2.37	1.20
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains	(2.67)	(0.75)	—	—
Total distributions	(2.67)	(0.75)	—	—
Net asset value end of period	9.70	13.14	12.61	10.24
Net assets end of period (000s)	$37,884	$39,139	$47,569	$20,230
Ratios and Supplemental Data (%)
Total return[b]	(4.17)%	10.53%	23.14%	13.27% [c]
Ratio of total expenses to average net assets^	0.83	0.80	0.81	0.85 [d]
Ratio of net expenses to average net assets[a]	0.82	0.80	0.81	0.84 [d]
Ratio of net investment income to average net assets[a]	(0.47)	(0.55)	(0.57)	(0.60) [d]
Portfolio turnover	68	71	67	85

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$13.03	$12.54	$10.22	$10.27	$10.75
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	(0.11)	(0.12)	(0.07)	(0.09)
Net realized and unrealized gains/(losses) on investments	(0.72)	1.35	2.44	0.37	(0.34)
Total from investment operations	(0.80)	1.24	2.32	0.30	(0.43)
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(2.67)	(0.75)	—	(0.35)	(0.05)
Total distributions	(2.67)	(0.75)	—	(0.35)	(0.05)
Net asset value end of period	9.56	13.03	12.54	10.22	10.27
Net assets end of period (000s)	$1,667	$1,792	$1,308	$ 143	$3,006
Ratios and Supplemental Data (%)
Total return[b]	(4.50)%	10.26%	22.70%	2.94%	(3.98)%
Ratio of total expenses to average net assets^	1.16	1.12	1.13	1.14	1.15
Ratio of net expenses to average net assets[a]	1.15	1.11	1.13	1.13	1.15
Ratio of net investment income to average net assets[a]	(0.80)	(0.86)	(0.96)	(0.69)	(0.80)
Portfolio turnover	68	71	67	85	103
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

60

Institutional Class
2019	2018	2017	2016	2015
$ 13.12	$ 12.59	$ 10.23	$ 10.31	$ 10.77

(0.05)	(0.08)	(0.07)	(0.05)	(0.06)
(0.73)	1.36	2.43	0.32	(0.35)
(0.78)	1.28	2.36	0.27	(0.41)

—	—	—	—	—
(2.67)	(0.75)	—	(0.35)	(0.05)
(2.67)	(0.75)	—	(0.35)	(0.05)
9.67	13.12	12.59	10.23	10.31
$154,965	$244,140	$254,925	$169,718	$205,007

(4.27)%	10.55%	23.07%	2.62%	(3.78)%
0.91	0.88	0.88	0.89	0.90
0.90	0.87	0.88	0.89	0.90
(0.53)	(0.62)	(0.61)	(0.48)	(0.55)
68	71	67	85	103

Investor Class
2019	2018	2017	2016	2015
$ 12.87	$ 12.41	$ 10.12	$ 10.24	$ 10.74

(0.09)	(0.13)	(0.11)	(0.09)	(0.09)
(0.71)	1.34	2.40	0.32	(0.36)
(0.80)	1.21	2.29	0.23	(0.45)

—	—	—	—	—
(2.67)	(0.75)	—	(0.35)	(0.05)
(2.67)	(0.75)	—	(0.35)	(0.05)
9.40	12.87	12.41	10.12	10.24
$ 360	$ 691	$ 1,167	$ 871	$ 599

(4.58)%	10.12%	22.63%	2.24%	(4.17)%
1.28	1.25	1.25	1.26	1.27
1.27	1.24	1.25	1.26	1.27
(0.91)	(0.99)	(0.99)	(0.87)	(0.86)
68	71	67	85	103
61

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 33.60	$ 36.16	$ 27.29	$23.91
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.17	0.06	0.05
Net realized and unrealized gains/(losses) on investments	2.84	(1.98)	8.94	3.33
Total from investment operations	3.05	(1.81)	9.00	3.38
Less Distributions
Dividends from net investment income	(0.15)	(0.06)	(0.13)	—
Distributions from net realized capital gains	(2.95)	(0.69)	—	—
Total distributions	(3.10)	(0.75)	(0.13)	—
Net asset value end of period	33.55	33.60	36.16	27.29
Net assets end of period (000s)	$230,861	$155,036	$57,196	$2,529
Ratios and Supplemental Data (%)
Total return[b]	10.98%	(5.18)%	33.06%	14.14% [c]
Ratio of total expenses to average net assets^	0.80	0.79	0.81	0.82 [d]
Ratio of net expenses to average net assets[a]	0.80	0.79	0.81	0.81 [d]
Ratio of net investment income to average net assets[a]	0.67	0.45	0.17	0.27 [d]
Portfolio turnover	27	22	8	10

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$33.36	$35.97	$27.16	$26.07	$27.05
Income from Investment Operations
Net investment income/(loss)[a,e]	0.11	0.06	(0.02)	0.05	0.06
Net realized and unrealized gains/(losses) on investments	2.82	(1.98)	8.88	1.93	(0.13)
Total from investment operations	2.93	(1.92)	8.86	1.98	(0.07)
Less Distributions
Dividends from net investment income	(0.04)	—	(0.05)	—	—
Distributions from net realized capital gains	(2.95)	(0.69)	—	(0.89)	(0.91)
Total distributions	(2.99)	(0.69)	(0.05)	(0.89)	(0.91)
Net asset value end of period	33.30	33.36	35.97	27.16	26.07
Net assets end of period (000s)	$6,537	$7,253	$4,462	$1,360	$1,144
Ratios and Supplemental Data (%)
Total return[b]	10.59%	(5.50)%	32.67%	7.93%	(0.28)%
Ratio of total expenses to average net assets^	1.13	1.12	1.13	1.11	1.10
Ratio of net expenses to average net assets[a]	1.12	1.11	1.12	1.11	1.10
Ratio of net investment income to average net assets[a]	0.35	0.16	(0.05)	0.21	0.21
Portfolio turnover	27	22	8	10	17
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

62

Institutional Class
2019	2018	2017	2016	2015
$ 33.57	$ 36.14	$ 27.27	$ 26.21	$ 27.17

0.19	0.15	0.08	0.12	0.10
2.84	(2.00)	8.90	1.92	(0.09)
3.03	(1.85)	8.98	2.04	0.01

(0.12)	(0.03)	(0.11)	(0.09)	(0.06)
(2.95)	(0.69)	—	(0.89)	(0.91)
(3.07)	(0.72)	(0.11)	(0.98)	(0.97)
33.53	33.57	36.14	27.27	26.21
$1,346,098	$1,149,857	$1,081,412	$738,705	$827,423

10.91%	(5.28)%	33.00%	8.18%	0.01%
0.88	0.87	0.88	0.86	0.85
0.87	0.86	0.87	0.86	0.85
0.60	0.40	0.24	0.48	0.38
27	22	8	10	17

Investor Class
2019	2018	2017	2016	2015
$ 32.68	$ 35.29	$ 26.65	$ 25.63	$ 26.63

0.08	0.01	(0.05)	0.03	0.01
2.75	(1.93)	8.71	1.88	(0.10)
2.83	(1.92)	8.66	1.91	(0.09)

—	—	(0.02)	—	—
(2.95)	(0.69)	—	(0.89)	(0.91)
(2.95)	(0.69)	(0.02)	(0.89)	(0.91)
32.56	32.68	35.29	26.65	25.63
$ 57,931	$ 70,819	$ 37,548	$ 17,775	$ 16,797

10.48%	(5.60)%	32.49%	7.79%	(0.37)%
1.25	1.24	1.25	1.23	1.22
1.24	1.23	1.24	1.23	1.22
0.24	0.03	(0.16)	0.10	0.02
27	22	8	10	17
63

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017 [i]
Net asset value beginning of period	$ 9.99	$10.07	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.08	0.06	0.01
Net realized and unrealized gains/(losses) on investments	(0.56)	(0.08)	0.06
Total from investment operations	(0.48)	(0.02)	0.07
Less Distributions
Dividends from net investment income	(0.06)	(0.03)	—
Distributions from net realized capital gains	(0.58)	(0.03)	—
Total distributions	(0.64)	(0.06)	—
Net asset value end of period	8.87	9.99	10.07
Net assets end of period (000s)	$7,444	$6,329	$ 30
Ratios and Supplemental Data (%)
Total return[b]	(4.14)%	(0.18)%	0.70% [c]
Ratio of total expenses to average net assets^	1.07	0.96	3.33 [d]
Ratio of net expenses to average net assets[a]	0.81	0.80	0.80 [d]
Ratio of net investment income to average net assets[a]	0.87	0.56	0.48 [d]
Portfolio turnover	76	73	9 [c]

	Administrative Class
Year Ended October 31,	2019	2018	2017 [i]
Net asset value beginning of period	$ 9.96	$10.06	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.03	0.01
Net realized and unrealized gains/(losses) on investments	(0.55)	(0.08)	0.05
Total from investment operations	(0.50)	(0.05)	0.06
Less Distributions
Dividends from net investment income	(0.03)	(0.02)	—
Distributions from net realized capital gains	(0.58)	(0.03)	—
Total distributions	(0.61)	(0.05)	—
Net asset value end of period	8.85	9.96	10.06
Net assets end of period (000s)	$ 239	$ 250	$ 252
Ratios and Supplemental Data (%)
Total return[b]	(4.45)%	(0.51)%	0.60% [c]
Ratio of total expenses to average net assets^	1.40	1.29	3.66 [d]
Ratio of net expenses to average net assets[a]	1.14	1.13	1.13 [d]
Ratio of net investment income to average net assets[a]	0.55	0.31	0.35 [d]
Portfolio turnover	76	73	9 [c]
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
2019	2018	2017 [i]
$ 9.98	$ 10.07	$ 10.00

0.07	0.06	0.02
(0.54)	(0.09)	0.05
(0.47)	(0.03)	0.07

(0.06)	(0.03)	—
(0.58)	(0.03)	—
(0.64)	(0.06)	—
8.87	9.98	10.07
$23,722	$24,685	$24,655

(4.13)%	(0.31)%	0.70% [c]
1.15	1.04	3.41 [d]
0.89	0.88	0.88 [d]
0.80	0.56	0.60 [d]
76	73	9 [c]

Investor Class
2019	2018	2017 [i]
$ 9.95	$ 10.06	$ 10.00

0.04	0.02	0.01
(0.54)	(0.09)	0.05
(0.50)	(0.07)	0.06

(0.02)	(0.01)	—
(0.58)	(0.03)	—
(0.60)	(0.04)	—
8.85	9.95	10.06
$ 250	$ 262	$ 254

(4.49)%	(0.66)%	0.60% [c]
1.52	1.41	3.78 [d]
1.26	1.25	1.25 [d]
0.43	0.19	0.23 [d]
76	73	9 [c]
65

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	Year Ended October 31,			Year Ended June 30,
	2019	2018	2017 [g]	2017 [h]
Net asset value beginning of period	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.12	0.07	0.05	0.03
Net realized and unrealized gains/(losses) on investments	3.10	1.11	1.14	0.88
Total from investment operations	3.22	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.48)	(0.35)	—	—
Total distributions	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A
Net asset value end of period	22.31	19.65	18.86	17.67
Net assets end of period (000s)	$5,152	$3,584	$ 435	$ 316
Ratios and Supplemental Data (%)
Total return[b]	17.04%	6.34%	6.73% [c]	5.43% [c]
Ratio of total expenses to average net assets^	0.71	0.76	1.10 [d]	1.52 [d]
Ratio of net expenses to average net assets[a]	0.63	0.62	0.62 [d]	0.62 [d]
Ratio of net investment income to average net assets[a]	0.60	0.33	0.42 [d]	0.58 [d]
Portfolio turnover	26	15	9 [c]	21 [c]

	Administrative Class
	Year Ended October 31,			Year Ended June 30,
	2019	2018	2017 [g]	2017 [h]
Net asset value beginning of period	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.01	0.01	0.01
Net realized and unrealized gains/(losses) on investments	3.10	1.10	1.16	0.88
Total from investment operations	3.15	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.01)	—	—	—
Distributions from net realized capital gains	(0.48)	(0.35)	—	—
Total distributions	(0.49)	(0.35)	—	—
Net asset value end of period	22.24	19.58	18.82	17.65
Net assets end of period (000s)	$ 18	$ 16	$ 12	$ 11
Ratios and Supplemental Data (%)
Total return[b]	16.70%	5.96%	6.63% [c]	5.31% [c]
Ratio of total expenses to average net assets^	1.04	1.09	1.43 [d]	1.93 [d]
Ratio of net expenses to average net assets[a]	0.96	0.95	0.95 [d]	0.95 [d]
Ratio of net investment income to average net assets[a]	0.26	0.03	0.10 [d]	0.19 [d]
Portfolio turnover	26	15	9 [c]	21 [c]
See page 68 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Institutional Class
Year Ended October 31,			Year Ended June 30,
2019	2018	2017 [g]	2017	2016	2015
$ 19.63	$ 18.85	$ 17.66	$ 15.54	$ 15.39	$ 15.41

0.11	0.06	0.03	0.12	0.03	0.04
3.08	1.11	1.16	2.22	0.63	1.11
3.19	1.17	1.19	2.34	0.66	1.15

(0.06)	(0.04)	—	(0.11)	(0.01)	(0.06)
(0.48)	(0.35)	—	(0.11)	(0.50)	(1.11)
(0.54)	(0.39)	—	(0.22)	(0.51)	(1.17)
N/A	N/A	N/A	— *	— *	— *
22.28	19.63	18.85	17.66	15.54	15.39
$106,463	$66,197	$56,026	$31,866	$25,388	$20,540

16.91%	6.26%	6.74% [c]	15.21%	4.44%	7.67%
0.79	0.84	1.18 [d]	1.48	1.74	2.23
0.71	0.70	0.70 [d]	0.83	0.90	0.90
0.51	0.28	0.29 [d]	0.71	0.19	0.18
26	15	9 [c]	21	40	33

Investor Class
Year Ended October 31,			Year Ended June 30,
2019	2018	2017 [g]	2017 [h]
$19.54	$18.81	$17.64	$16.76

0.03	(0.02)	0.02	0.01
2.79	1.10	1.15	0.87
2.82	1.08	1.17	0.88

(0.01)	—	—	—
(0.48)	(0.35)	—	—
(0.49)	(0.35)	—	—
21.87	19.54	18.81	17.64
$ 417	$ 322	$ 75	$ 22

14.99%	5.80%	6.63% [c]	5.25% [c]
1.16	1.21	1.55 [d]	2.03 [d]
1.08	1.07	1.07 [d]	1.07 [d]
0.14	(0.11)	0.05 [d]	0.13 [d]
26	15	9 [c]	21 [c]
67

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period July 1, 2017 through October 31, 2017
h	For the period March 6, 2017 (commencement of operations) through June 30, 2017
i	For the period August 1, 2017 (inception) through October 31, 2017
The accompanying notes are an integral part of the Financial Statements.

68

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2019

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2019, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Small Cap Value Fund, Harbor Small Cap Value Opportunities Fund, and Harbor Strategic Growth Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, convertible preferred stock, and master limited partnerships), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including warrants and rights, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically
69

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements
70

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Mid Cap Growth Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Small Cap Growth Opportunities Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Master Limited Partnerships
Master Limited Partnerships (“MLP”) are limited partnerships whose limited partnership units are available to investors and are traded on public exchanges. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. By providing capital to an MLP, a Fund is generally entitled to periodic cash distributions, which usually represent returns of capital.
During the year, Harbor Small Cap Value Opportunities Fund invested in a MLP.
71

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities and MLPs are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
72

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2019 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$11,832,532	$15,330,979
Harbor Large Cap Value Fund	262,277	120,732
Harbor Mid Cap Growth Fund	193,916	334,752
Harbor Mid Cap Value Fund	93,482	353,924
Harbor Small Cap Growth Fund	516,869	598,671
Harbor Small Cap Growth Opportunities Fund	145,665	220,556
Harbor Small Cap Value Fund	465,325	388,599
Harbor Small Cap Value Opportunities Fund	26,265	23,073
Harbor Strategic Growth Fund	43,583	22,490
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2019, there were no in-kind redemptions from the Funds. For the year ended October 31, 2018, Harbor Capital Appreciation Fund realized gains of $174,277,000 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. During the year, all such collateral consisted of cash. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate
73

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the year, Harbor Capital Appreciation Fund engaged in securities lending.  As of October 31, 2019, Harbor Capital Appreciation Fund had no securities out on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Large Cap Value Fund	0.60	0.60
Harbor Mid Cap Growth Fund	0.75 [b]	0.74
Harbor Mid Cap Value Fund	0.75 [c]	0.72
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Small Cap Value Opportunities Fund	0.75	0.75
Harbor Strategic Growth Fund	0.60	0.60

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 29, 2020.
b	Effective July 1, 2019, the Adviser has contractually agreed to reduce the management fee to 0.72% through June 30, 2020.
c	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 29, 2020.
74

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Large Cap Value Fund[1]	0.61%	0.69%	0.94%	1.06%	02/29/2020
Harbor Small Cap Value Opportunities Fund[2]	0.81	0.89	1.14	1.26	02/29/2020
Harbor Strategic Growth Fund[3]	0.63	0.71	0.96	1.08	02/29/2020

1	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.60%, 0.68%, 0.93%, and 1.05% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
2	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.80%, 0.88%, 1.13%, and 1.25% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
3	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.62%, 0.70%, 0.95%, and 1.07% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
75

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[1]
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2018 through February 28, 2019, Harbor Services Group received compensation up to 0.01%, 0.09%, 0.09%, and 0.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2019. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Capital Appreciation Fund	32,261	—	—	—	32,261	0.0%
Harbor Large Cap Value Fund	85,560	—	—	—	85,560	0.1
Harbor Mid Cap Growth Fund	118,899	—	—	—	118,899	0.5
Harbor Mid Cap Value Fund	59,201	—	—	—	59,201	0.2
Harbor Small Cap Growth Fund	84,649	—	—	—	84,649	0.2
Harbor Small Cap Growth Opportunities Fund	26,955	—	—	—	26,955	0.1
Harbor Small Cap Value Fund	35,035	—	—	—	35,035	0.1
Harbor Small Cap Value Opportunities Fund	8,296	2,657,389	27,015	26,965	2,719,665	76.2
Harbor Strategic Growth Fund	40,895	693,064	631	—	734,590	14.6
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
76

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of net investment losses and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2019 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Capital Appreciation Fund	$(308,590)	$308,590
Harbor Large Cap Value Fund	(869)	869
Harbor Mid Cap Growth Fund	(9,184)	9,184
Harbor Mid Cap Value Fund	(1,461)	1,461
Harbor Small Cap Growth Fund	(691)	691
Harbor Small Cap Growth Opportunities Fund	(1,088)	1,088
Harbor Small Cap Value Fund	(1,644)	1,644
Harbor Strategic Growth Fund	(93)	93
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2019			As of October 31, 2018
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Capital Appreciation Fund	$59,595	$2,639,527	$2,699,122	$42,373	$3,005,817	$3,048,190
Harbor Large Cap Value Fund	12,011	14,807	26,818	7,595	21,200	28,795
Harbor Mid Cap Growth Fund	7,944	49,088	57,032	10,055	25,409	35,464
Harbor Mid Cap Value Fund	18,976	45,772	64,748	20,087	17,333	37,420
Harbor Small Cap Growth Fund	20,148	116,393	136,541	10,089	57,274	67,363
Harbor Small Cap Growth Opportunities Fund	12,681	39,344	52,025	2,422	14,702	17,124
Harbor Small Cap Value Fund	9,116	109,007	118,123	1,056	23,200	24,256
Harbor Small Cap Value Opportunities Fund	1,500	512	2,012	150	—	150
Harbor Strategic Growth Fund	530	1,405	1,935	165	1,034	1,199
77

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2019, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Capital Appreciation Fund	$21,522	$2,576,947	$12,410,233
Harbor Large Cap Value Fund	2,894	—	268,492
Harbor Mid Cap Growth Fund	—	50,261	47,332
Harbor Mid Cap Value Fund	12,970	4,648	27,855
Harbor Small Cap Growth Fund	—	26,443	94,516
Harbor Small Cap Growth Opportunities Fund	6,343	—	(24,931)
Harbor Small Cap Value Fund	6,048	15,523	397,119
Harbor Small Cap Value Opportunities Fund	164	—	(1,033)
Harbor Strategic Growth Fund	388	1,578	24,067
At October 31, 2019, for Federal income tax purposes, the following Funds had a qualified late year loss deferral to offset fiscal year 2020 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Mid Cap Growth Fund	$1,249
Harbor Small Cap Growth Fund	1,173
At October 31, 2019, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Large Cap Value Fund	$1,159	$769	$1,928
Harbor Small Cap Value Opportunities Fund	1,634	849	2,483
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund	$17,114,548	$12,637,879	$(227,646)	$12,410,233
Harbor Large Cap Value Fund*	970,252	304,624	(36,132)	268,492
Harbor Mid Cap Growth Fund	206,832	53,624	(6,292)	47,332
Harbor Mid Cap Value Fund	670,490	127,934	(100,079)	27,855
Harbor Small Cap Growth Fund	627,188	126,424	(31,908)	94,516
Harbor Small Cap Growth Opportunities Fund	214,208	24,137	(49,068)	(24,931)
Harbor Small Cap Value Fund	1,183,985	465,037	(67,918)	397,119
Harbor Small Cap Value Opportunities Fund*	31,652	2,774	(3,807)	(1,033)
Harbor Strategic Growth Fund	76,690	24,156	(89)	24,067

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
78

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, as amended (the “Bankruptcy Code”), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the court issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order was not immediately appealable. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation within the following two months. On April 9, 2019, the plaintiff filed a motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. The court denied the motion to amend on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, Plaintiff filed a notice of appeal with respect to the dismissal of his intentional fraudulent conveyance claim and the District Court’s denial of his motion for leave to amend. Plaintiff’s opening brief is due on January 7, 2020.
79

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
At a meeting of the Board of Trustees held on November 10 and 11, 2019, the Board of Trustees voted to liquidate and dissolve the Harbor Small Cap Value Opportunities Fund. The liquidation of the Fund occurred on December 20, 2019. Additional information related to the liquidation can be found in the supplements to the Fund’s prospectus and statement of additional information as filed with the SEC on November 13, 2019.

Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
80

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Small Cap Value Fund, Harbor Small Cap Value Opportunities Fund and Harbor Strategic Growth Fund (collectively referred to as the “Funds”), (nine of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Harbor Funds) at October 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Capital Appreciation Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Growth Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Growth Opportunities Fund
Harbor Small Cap Value Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Harbor Small Cap Value Opportunities Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019 and the period from August 1, 2017 (inception) through October 31, 2017
Harbor Strategic Growth Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019, the period from July 1, 2017 through October 31, 2017, and the period from July 1, 2016 to June 30, 2017*

*	The financial highlights for the Harbor Strategic Growth Fund for the periods presented through June 30, 2016, were audited by other auditors whose report dated August 26, 2016, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 23, 2019
81

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Capital Appreciation Fund
Retirement Class	0.58%
Actual		$2.92	$1,000	$1,002.12
Hypothetical (5% return)		2.96	1,000	1,022.21
Institutional Class	0.66%
Actual		$3.33	$1,000	$1,001.72
Hypothetical (5% return)		3.36	1,000	1,021.79
Administrative Class	0.91%
Actual		$4.59	$1,000	$1,000.40
Hypothetical (5% return)		4.63	1,000	1,020.50
Investor Class	1.03%
Actual		$5.19	$1,000	$ 999.72
Hypothetical (5% return)		5.24	1,000	1,019.88
82

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$3.15	$1,000	$1,045.79
Hypothetical (5% return)		3.11	1,000	1,022.05
Institutional Class	0.69%
Actual		$3.56	$1,000	$1,045.42
Hypothetical (5% return)		3.52	1,000	1,021.64
Administrative Class	0.94%
Actual		$4.84	$1,000	$1,044.15
Hypothetical (5% return)		4.79	1,000	1,020.35
Investor Class	1.06%
Actual		$5.46	$1,000	$1,043.70
Hypothetical (5% return)		5.40	1,000	1,019.73
Harbor Mid Cap Growth Fund
Retirement Class	0.81%
Actual		$4.07	$1,000	$ 996.35
Hypothetical (5% return)		4.13	1,000	1,021.02
Institutional Class	0.89%
Actual		$4.48	$1,000	$ 996.34
Hypothetical (5% return)		4.53	1,000	1,020.61
Administrative Class	1.14%
Actual		$5.74	$1,000	$ 995.15
Hypothetical (5% return)		5.80	1,000	1,019.31
Investor Class	1.26%
Actual		$6.33	$1,000	$ 996.96
Hypothetical (5% return)		6.41	1,000	1,018.69
Harbor Mid Cap Value Fund
Retirement Class	0.77%
Actual		$3.86	$1,000	$ 991.43
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.26	$1,000	$ 991.43
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.52	$1,000	$ 989.62
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.12	$1,000	$ 989.52
Hypothetical (5% return)		6.21	1,000	1,018.90
83

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Small Cap Growth Fund
Retirement Class	0.80%
Actual		$4.08	$1,000	$1,024.88
Hypothetical (5% return)		4.08	1,000	1,021.07
Institutional Class	0.87%
Actual		$4.44	$1,000	$1,024.18
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$5.72	$1,000	$1,023.06
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.24%
Actual		$6.32	$1,000	$1,022.67
Hypothetical (5% return)		6.31	1,000	1,018.80
Harbor Small Cap Growth Opportunities Fund
Retirement Class	0.82%
Actual		$3.95	$1,000	$ 915.09
Hypothetical (5% return)		4.18	1,000	1,020.97
Institutional Class	0.90%
Actual		$4.35	$1,000	$ 914.85
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$5.55	$1,000	$ 913.96
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.12	$1,000	$ 913.51
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Small Cap Value Fund
Retirement Class	0.80%
Actual		$4.05	$1,000	$1,007.51
Hypothetical (5% return)		4.08	1,000	1,021.07
Institutional Class	0.87%
Actual		$4.41	$1,000	$1,007.21
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$5.67	$1,000	$1,005.74
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.24%
Actual		$6.27	$1,000	$1,005.25
Hypothetical (5% return)		6.31	1,000	1,018.80
84

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Small Cap Value Opportunities Fund
Retirement Class	0.81%
Actual		$3.90	$1,000	$ 912.55
Hypothetical (5% return)		4.13	1,000	1,021.02
Institutional Class	0.89%
Actual		$4.29	$1,000	$ 912.55
Hypothetical (5% return)		4.53	1,000	1,020.61
Administrative Class	1.14%
Actual		$5.49	$1,000	$ 910.49
Hypothetical (5% return)		5.80	1,000	1,018.69
Investor Class	1.26%
Actual		$6.07	$1,000	$ 910.49
Hypothetical (5% return)		6.41	1,000	1,019.31
Harbor Strategic Growth Fund
Retirement Class	0.63%
Actual		$3.24	$1,000	$1,039.12
Hypothetical (5% return)		3.21	1,000	1,021.95
Institutional Class	0.71%
Actual		$3.65	$1,000	$1,038.69
Hypothetical (5% return)		3.62	1,000	1,021.54
Administrative Class	0.96%
Actual		$4.93	$1,000	$1,037.31
Hypothetical (5% return)		4.89	1,000	1,020.24
Investor Class	1.08%
Actual		$5.54	$1,000	$1,036.49
Hypothetical (5% return)		5.50	1,000	1,019.62

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
85

Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2019 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Capital Appreciation Fund	100%
Harbor Large Cap Value Fund	100
Harbor Mid Cap Value Fund	100
Harbor Small Cap Growth Opportunities Fund	8
Harbor Small Cap Value Fund	100
Harbor Small Cap Value Opportunities Fund	100
Harbor Strategic Growth Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2019:
Amount (000s)
Harbor Capital Appreciation Fund	$2,945,916
Harbor Large Cap Value Fund	14,807
Harbor Mid Cap Growth Fund	58,116
Harbor Mid Cap Value Fund	45,009
Harbor Small Cap Growth Fund	117,205
Harbor Small Cap Growth Opportunities Fund	39,344
Harbor Small Cap Value Fund	110,215
Harbor Small Cap Value Opportunities Fund	512
Harbor Strategic Growth Fund	1,479
For the fiscal year ended October 31, 2019, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2019 will receive a Form 1099-DIV in January 2020 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
86

Harbor Domestic Equity Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
In 2019, the Funds filed a complete portfolio of investments with the SEC for the first fiscal quarter on Form N-Q and the third fiscal quarter as an exhibit to Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
Approval of Amended Subadvisory Agreement for Harbor Mid Cap Growth Fund
At a meeting of the Board held on August 18-19, 2019, the Board, including the Independent Trustees voting separately, ratified an amended and restated Subadvisory Agreement (the “Amended Agreement”) with Wellington Management Company LLP (“Wellington”) that reduced the contractual subadvisory fee rate payable by Harbor Capital to Wellington for the subadvisory services it provides to Harbor Mid Cap Growth Fund. In determining to approve the Amended Agreement, the Trustees considered that Harbor Capital was passing through the benefit of this fee reduction to Harbor Mid Cap Growth Fund’s shareholders in the form of a fee waiver arrangement.  The Trustees noted that, although they were being asked to ratify the Amended Agreement in order to implement the subadvisory fee reduction, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Mid Cap Growth Fund in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and Wellington; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
Approval of Amended Subadvisory Agreements for Harbor Mid Cap Value Fund
At a meeting of the Board held on August 18-19, 2019, the Board, including the Independent Trustees voting separately, approved an amended and restated Subadvisory Agreement (the “Amended Agreement”) with LSV Asset Management (“LSV”) authorizing LSV to vote proxies on behalf of Harbor Mid Cap Value Fund. The Trustees noted that the Amended Agreement would take effect October 1, 2019 in connection with the delegation of proxy voting responsibilities to LSV, subject to Harbor Capital’s oversight. It was considered that, although the Trustees were being asked to approve the Amended Agreement in order to implement the delegation of proxy voting responsibilities to LSV, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreement for the Fund in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and LSV; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
87

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
As of December 2019
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (56) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	39	None
Donna J. Dean (68) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	39	None
Joseph L. Dowling III (55) Trustee	Since 2017	Chief Executive Officer (2018-Present) and Chief Investment Officer, Brown University Investment Office (2013-2018); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	39	Director of Integrated Electrical Services (2012-Present).
Randall A. Hack (72) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	39	None
Robert Kasdin (61) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	39	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
88

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (67) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	39	None
Ann M. Spruill (65) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	39	None
INTERESTED TRUSTEE
Charles F. McCain (50)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	39	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (44) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (48) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (51) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc. and Director and Chief Investment Officer (2019-Present), Harbor Trust Company, Inc.
Kristof M. Gleich (40) Vice President	Since 2019	President (2018-Present), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, and President (2019-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
89

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (56) Vice President	Since 2019	Vice President (2019-Present), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (40) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (47) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (40) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (55) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (51) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
90

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
91

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018
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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.DE.1019

Annual Report
October 31, 2019
International & Global  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
After a challenging start early in the fiscal year, the equity markets recovered and performed well for much of the remainder of the year ending October 31, 2019. U.S. equity markets performed well compared to most other markets around the globe, lead by the strong performance of global technology and internet related stocks. Overseas, there were minimal differences between the returns of developed markets and emerging markets, though within regions there was greater dispersion. Concerns about the impact of rising geopolitical tensions and trade wars weighed on equity and fixed income markets. Steady though modest economic growth in the U.S. more than offset these concerns, leading to solid investment results across asset classes. The U.S. bond markets performed well, with the actions of an accommodative Federal Reserve leading to lower interest rates and higher returns for Government bonds as well as most corporate bonds that were supported by solid earnings.
Within the U.S. equity markets and across most overseas markets, larger cap stocks significantly outperformed smaller cap stocks, continuing a pattern observed in prior years. Also persisting was the dominance of growth over value. Outside of a few brief periods when value stocks rallied relative to growth stocks, it was a year generally dominated by larger cap growth stocks.
Comments from the portfolio managers of each Harbor fund are included in the following pages.  You will notice that their market and performance comments and outlooks reflect their distinctive investment approaches.  We believe shareholders benefit from reading these different perspectives, particularly as they look ahead to the future.
One thing that should stand out as you read the comments of our portfolio managers is their strong commitment to active management. We believe that actively managed portfolios, led by skilled practitioners of the art and science of investing, are well positioned to take advantage of the various opportunities that arise over time to deliver attractive long-term investment results.
Since the launch of the first Harbor funds in 1986, we have served as a gateway for shareholders to access talented, institutional caliber asset management through active, cost-aware investments. We identify specialists in each asset class to manage portfolios, and apply a comprehensive oversight program to monitor their performance and ensure their decisions are in the best interest of shareholders. We offer our shareholders the benefit of institutional caliber portfolio managers, in addition to serving as professional adviser to maintain portfolio manager accountability.
The ending of a calendar year always marks a good time to evaluate your financial goals and investments. We encourage shareholders to take a long-term prospective with their investments. While past performance is never a guarantee of future results, over the long-term, the returns of equities and fixed income securities have historically helped investors achieve their financial objectives. We believe investors should maintain a diversified portfolio of equities, fixed income and cash in an allocation consistent with their long-term financial goas and comfort with risk.
Harbor Funds is proud to offer a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for your confidence in Harbor Funds. We will do our best to continue to earn your trust in 2020 and the years ahead.
December 23, 2019

Charles F. McCain
Chairman
1

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Marathon Asset Management LLP (Marathon-London) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Following an initial V-shaped decline and swift recovery during the first six months of the year ended October 31, 2019, non-U.S. equity markets in the aggregate continued to perform strongly over the first three quarters of 2019 and rose markedly over the full year ended October 31, 2019 with the MSCI All Country World Ex U.S. Index (ND) ultimately returning 11.27% (all international and global returns are in U.S. Dollars).
On a regional basis, all major markets performed strongly over the period. The developed Asia ex-Japan markets collectively (Australia, Hong Kong, Singapore and New Zealand), which constituted 8.36% of the Index on average over the period, led the strong market performance with the emerging markets following behind. The European markets collectively also performed strongly over the period as did the Japanese market, which constituted 16.32% of the Index on average over the period.
Over the last several years, we have witnessed an extended global equity bull market cycle, reflected in the strong market returns over the past twelve months, yet several factors are now causing investors to become increasingly skittish about the trajectory ahead and more aware of the limitations of continued monetary policy “accommodation.” We believe there is hope that the U.S. Federal Reserve (Fed) keeps the cycle alive by cutting rates further to stimulate growth. In Europe, and Germany in particular, more recent weak manufacturing data heightened fears that the economy is slipping into a recession and the European Central Bank (ECB) reacted to the economic slowdown by restarting quantitative easing. Furthermore, political drama is proving to be unwavering in the United Kingdom (UK). Over the year ended October 31, 2019, Brexit negotiations went back and forth between Parliament and the European Union, ultimately leading to multiple extensions to the Brexit deadline. Additionally, the UK experienced its government leadership change hands during the period and is set to see more change with a general election on the horizon. These factors, alongside fears of trade war disputes, have had a wide-spread impact across all international markets and continue to cultivate a tenor of uncertainty, as evidenced by the relative outperformance of more defensive sectors recently.
Performance
Harbor Diversified International All Cap Fund outperformed the MSCI All Country World Ex. U.S. (ND) Index over the year ended October 31, 2019. The Fund returned 11.99% (Retirement Class), 11.90% (Institutional Class), 11.58% (Administrative Class), and 11.43% (Investor Class) over the year whilst the Index returned 11.27%, resulting in relative outperformance, with a significant positive contribution coming from stock selection. The regional allocation had a marginal negative impact as did the residual currency effect. Stock selection within the emerging markets, particularly Brazil, had the largest positive influence on Fund performance. Stock selection in Japan also contributed positively. Conversely, stock selection within the developed Asia Pacific ex-Japan region (namely Hong Kong) weighed on relative returns, as did stock selection in Europe.
From a sector standpoint, stock selection within the Materials, Consumer Discretionary and Information Technology sectors provided positive contributions to relative performance. Conversely, stock selection in the Financials and Communication Services sector weighed on relative returns as did the Fund’s underweight exposure to the Utilities sector, a typically defensive sector.

2

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	11.99%	N/A	5.21%
Institutional Class[1]	11.90	N/A	5.15
Administrative Class[1]	11.58	N/A	4.89
Investor Class[1]	11.43	N/A	4.76
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	11.27%	N/A	6.06%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.72% (Net) and 0.91% (Gross) (Retirement Class); 0.80% (Net) and 0.99% (Gross) (Institutional Class); 1.05% (Net) and 1.24% (Gross) (Administrative Class); 1.17% (Net) and 1.36% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
While it continues to appear that market participants have convinced themselves that monetary policy “accommodation” will continue indefinitely, they are becoming more cognizant of the unintended negative consequences of this accommodative monetary backdrop and aware that monetary policy normalization must have its day at some point. Debt levels have ballooned as a consequence of historically low interest rates. At current valuation levels and on peak profit margins with little in the way of earnings growth over the last few quarters, equity markets are subject to downside risks and geopolitical uncertainties. Thus, while we are taking advantage of price dislocations and establishing new positions where relative valuations present an opportunity to do so, the Fund remains focused on downside protection with a “quality” tilt from a characteristics standpoint. Distinctively, we believe that emerging markets do present an attractive opportunity set over the medium term, particularly if investors continue to recalibrate growth expectations, pull capital from those markets as a result and, in turn, force managers operating businesses in those markets to allocate capital more efficiently.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 10/31/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
(Excludes derivatives and short-term investments)
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.1%
Shares		Value
AEROSPACE & DEFENSE—1.3%
27,277	Airbus SE (France)	$ 3,913
314,027	BAE Systems plc (United Kingdom)	2,346
123,880	Embraer SA (Brazil)	542
253,642	Rolls-Royce Holdings plc (United Kingdom)*	2,334
12,432	Thales SA (France)	1,215
		10,350
AIR FREIGHT & LOGISTICS—0.1%
24,790	Oesterreichische Post AG (Austria)	914
AIRLINES—0.2%
92,068	EasyJet plc (United Kingdom)	1,477
AUTO COMPONENTS—1.1%
39,800	Bridgestone Corp. (Japan)	1,654
174,438	Gestamp Automocion SA ADR (Spain)[1,2]	747
154,425	GUD Holdings Ltd. (Australia)	1,152
35,429	Hankook Tire & Technology Co. Ltd. (South Korea)	945
11,600	Koito Manufacturing Co. Ltd. (Japan)	607
30,136	Magna International Inc. (Canada)	1,620
2,318,597	Nemak SAB de CV (Mexico)[2]	988
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
37,500	Sumitomo Electric Industries Ltd. (Japan)	$ 514
7,900	Toyota Industries Corp. (Japan)	474
		8,701
AUTOMOBILES—1.3%
1,321,931	Baic Motor Corp. Ltd. (China)[2]	820
27,976	Bayerische Motoren Werke AG (Germany)	2,142
15,684	Hyundai Motor Co. (South Korea)	1,643
74,800	Toyota Motor Corp. (Japan)	5,190
		9,795
BANKS—7.9%
374,730	Axis Bank Ltd. (India)	3,860
54,353	Bancolombia SA ADR (Colombia)[1]	2,820
111,500	Bangkok Bank PCL (Thailand)	642
315,977	Bank of Ireland Group plc (Ireland)	1,523
496,576	Bankia SA (Spain)	947
1,471,965	Barclays plc (United Kingdom)	3,193
64,460	BNP Paribas SA (France)	3,369
21,862	Danske Bank AS (Denmark)	312
39,517	DBS Group Holdings Ltd. (Singapore)	753

4

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
60,883	DNB ASA (Norway)	$ 1,109
6,762,338	Eurobank Ergasias SA (Greece)*	6,855
21,400	Fukuoka Financial Group Inc. (Japan)	413
803,306	Grupo Financiero Inbursa SAB de CV (Mexico)	999
49,212	Hana Financial Group Inc. (South Korea)	1,425
439,065	HSBC Holdings plc (Hong Kong)	3,314
264,779	Intesa Sanpaolo SpA (Italy)	663
250,000	Kasikornbank PCL (Thailand)	1,150
33,657	Komercni Banka AS (Czech Republic)	1,138
3,424,406	Lloyds Banking Group plc (United Kingdom)	2,519
943,300	Mizuho Financial Group Inc. (Japan)	1,464
54,913	Nordea Bank ABP (Sweden)	402
711,100	Resona Holdings Inc. (Japan)	3,092
124,139	Shinhan Financial Group Co. Ltd. (South Korea)	4,523
337,635	Standard Chartered plc (United Kingdom)	3,064
84,900	Sumitomo Mitsui Financial Group Inc. (Japan)	3,014
13,900	Sumitomo Mitsui Trust Holdings Inc. (Japan)	507
227,907	Svenska Handelsbanken AB (Sweden)	2,287
1,256,762	Turkiye Garanti Bankasi AS (Turkey)*	2,020
167,744	UniCredit SpA (Italy)	2,128
83,582	United Overseas Bank Ltd. (Singapore)	1,646
		61,151
BEVERAGES—3.5%
31,872	Anheuser-Busch InBev SA (Belgium)	2,573
11,400	Asahi Group Holdings Ltd. (Japan)	571
16,996	Carlsberg AS (Denmark)	2,393
151,461	Cia Cervecerias Unidas SA (Chile)	1,509
332,303	Coca-Cola Amatil Ltd. (Australia)	2,332
14,112	Coca-Cola European Partners plc (United States)	755
129,278	Davide Campari-Milano SpA (Italy)	1,186
109,133	Diageo plc (United Kingdom)	4,467
850,534	East African Breweries Ltd. (Kenya)	1,653
43,014	Heineken NV (Netherlands)	4,392
175,100	Kirin Holdings Co. Ltd. (Japan)	3,715
10,200	Suntory Beverage & Food Ltd. (Japan)	436
140,000	Tsingtao Brewery Co. Ltd. (China)	811
		26,793
BUILDING PRODUCTS—1.7%
255,541	Assa Abloy AB Class B (Sweden)	6,069
10,723	Geberit AG (Switzerland)	5,448
260,772	GWA Group Ltd. (Australia)	523
51,700	LIXIL Group Corp. (Japan)	961
		13,001
CAPITAL MARKETS—2.5%
312,765	3i Group plc (United Kingdom)	4,570
122,609	Brookfield Asset Management Inc. (Canada)	6,780
29,991	Close Brothers Group plc (United Kingdom)	538
49,839	Georgia Capital plc (United Kingdom)*	629
155,228	IG Group Holdings plc (United Kingdom)	1,277
19,100	JAFCO Co. Ltd. (Japan)	718
28,000	Japan Exchange Group Inc. (Japan)	462
214,928	Jupiter Fund Management plc (United Kingdom)	954
314,500	Nomura Holdings Inc. (Japan)	1,429
16,973	Rathbone Brothers plc (United Kingdom)	457
81,187	St. James's Place plc (United Kingdom)	1,095
31,935	UBS Group AG (Switzerland)*	378
		19,287
CHEMICALS—2.0%
55,391	BASF SE (Germany)	4,211
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
60,890	Enaex SA (Chile)	$ 635
12,900	Nippon Shokubai Co. Ltd. (Japan)	795
19,500	Nissan Chemical Corp. (Japan)	801
8,200	Nitto Denko Corp. (Japan)	454
203,616	Orica Ltd. (Australia)	3,218
140,468	PhosAgro PJSC GDR (Russia)[3]	1,767
8,400	Shin-Etsu Chemical Co. Ltd. (Japan)	937
88,752	Tikkurila OYJ (Finland)[4]	1,417
13,700	Tokyo Ohka Kogyo Co. Ltd. (Japan)	542
67,500	Toray Industries Inc. (Japan)	477
		15,254
COMMERCIAL SERVICES & SUPPLIES—3.3%
8,000	AEON Delight Co. Ltd. (Japan)	279
324,363	Brambles Ltd. (Australia)	2,681
2,199,427	Cleanaway Waste Management Ltd. (Australia)	2,795
74,648	Edenred (France)	3,935
42,812	Elis SA (France)	818
766,827	G4S plc (United Kingdom)	2,057
317,255	HomeServe plc (United Kingdom)	4,765
69,198	Ritchie Bros Auctioneers Inc. (Canada)	2,847
13,884	S-1 Corp. (South Korea)	1,119
12,300	Secom Co. Ltd. (Japan)	1,140
1,138,297	Serco Group plc (United Kingdom)*	2,301
10,200	Sohgo Security Services Co. Ltd. (Japan)	554
		25,291
CONSTRUCTION & ENGINEERING—0.9%
46,415	Boskalis Westminster NV (Netherlands)[4]	1,022
19,895	Ferrovial SA (Spain)	587
77,600	Maeda Corp. (Japan)	720
160,200	Obayashi Corp. (Japan)	1,649
119,800	Penta-Ocean Construction Co. Ltd. (Japan)	735
814,724	Raubex Group Ltd. (South Africa)	1,052
107,700	Shimizu Corp. (Japan)	1,004
8,000	SHO-BOND Holdings Co. Ltd. (Japan)	310
		7,079
CONSTRUCTION MATERIALS—0.6%
16,112	CRH plc (Ireland)	587
164,747	Fletcher Building Ltd. (New Zealand)	484
5,287	Imerys SA (France)	204
28,400	Taiheiyo Cement Corp. (Japan)	804
8,816	Vicat SA (France)	374
78,799	Wienerberger AG (Austria)	2,134
		4,587
CONSUMER FINANCE—0.8%
38,000	AEON Financial Service Co. Ltd. (Japan)	579
2,985,340	Gentera SAB de CV (Mexico)	2,949
310,183	International Personal Finance plc (United Kingdom)	534
322,935	Non-Standard Finance plc (United Kingdom)[2]	150
149,728	Provident Financial plc (United Kingdom)	855
62,401	Shriram Transport Finance Co. Ltd. (India)	1,001
		6,068
CONTAINERS & PACKAGING—0.4%
476,742	DS Smith plc (United Kingdom)	2,210
56,400	Toyo Seikan Group Holdings Ltd. (Japan)	892
		3,102
DISTRIBUTORS—0.2%
157,628	Inchcape plc (United Kingdom)	1,318

5

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—0.1%
1,258,000	First Pacific Co. Ltd. (Hong Kong)	$ 481
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
41,480	BCE Inc. (Canada)	1,968
132,047	Deutsche Telekom AG (Germany)	2,323
707,872	Koninklijke KPN NV (Netherlands)	2,197
180,191	KT Corp. ADR (South Korea)[1]	2,024
81,300	Nippon Telegraph & Telephone Corp. (Japan)	4,036
274,005	Spark New Zealand Ltd. (New Zealand)	786
464,081	Telkom SA SOC Ltd. (South Africa)	2,122
		15,456
ELECTRIC UTILITIES—0.4%
58,500	Kansai Electric Power Co. (Japan)	682
23,739	Orsted AS (Denmark)[2]	2,084
		2,766
ELECTRICAL EQUIPMENT—2.2%
60,800	Legrand SA (France)	4,750
7,400	Mabuchi Motor Co. Ltd. (Japan)	300
35,261	Schneider Electric SE (France)	3,277
2,981,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	2,644
22,100	Ushio Inc. (Japan)	330
72,439	Vestas Wind Systems AS (Denmark)	5,902
		17,203
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.0%
24,500	Azbil Corp. (Japan)	682
270,000	Chroma ATE Inc. (Taiwan)	1,342
531,735	Delta Electronics Inc. (Taiwan)	2,335
1,015	Hirose Electric Co. Ltd. (Japan)	128
12,700	Hitachi High-Technologies Corp. (Japan)	790
133,500	Hitachi Ltd. (Japan)	4,982
24,900	Kyocera Corp. (Japan)	1,634
10,300	Omron Corp. (Japan)	603
13,000	Shimadzu Corp. (Japan)	347
52,390	Spectris plc (United Kingdom)	1,624
9,900	TDK Corp. (Japan)	977
		15,444
ENERGY EQUIPMENT & SERVICES—0.5%
127,240	John Wood Group plc (United Kingdom)	559
44,888	Petrofac Ltd. (United Kingdom)	224
561,482	Saipem SpA (Italy)*	2,549
28,598	TechnipFMC plc (France)	569
		3,901
ENTERTAINMENT—0.3%
24,015	CTS Eventim AG & Co. KGaA (Germany)	1,454
36,468	Modern Times Group Mortgage AB Class B (Sweden)*	338
15,500	Nexon Co. Ltd. (Japan)*	180
7,800	Toho Co. Ltd. (Japan)	315
		2,287
FOOD & STAPLES RETAILING—2.6%
112,802	Alimentation Couche-Tard Inc. (Canada)	3,383
52,700	Dairy Farm International Holdings Ltd. (Hong Kong)	318
172,812	Eurocash SA (Poland)	992
102,517	Koninklijke Ahold Delhaize NV (Netherlands)	2,555
67,502	Loblaw Cos. Ltd. (Canada)	3,600
19,017	Magnit PJSC (Russia)	955
14,600	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	514
370,520	Metcash Ltd. (Australia)	720
COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
26,669	PriceSmart Inc. (United States)	$ 1,976
80,900	Seven & I Holdings Co. Ltd. (Japan)	3,056
10,800	Sundrug Co. Ltd. (Japan)	357
646,845	Tesco plc (United Kingdom)	1,975
		20,401
FOOD PRODUCTS—2.6%
6,800	Calbee Inc. (Japan)	227
380,000	China Mengniu Dairy Co. Ltd. (China)*	1,515
2,633,100	Delfi Ltd. (Singapore)	1,919
200,112	Devro plc (United Kingdom)	416
1,514,376	Grupo Lala SAB de CV (Mexico)	1,490
178,834	Industrias Bachoco SAB de CV (Mexico)	804
21,600	Megmilk Snow Brand Co. Ltd. (Japan)	520
6,400	Meiji Holdings Co. Ltd. (Japan)	461
64,300	Nippon Suisan Kaisha Ltd. (Japan)	368
214,891	Tiger Brands Ltd. (South Africa)	3,051
1,774,255	Tingyi Cayman Islands Holding Corp. (China)	2,360
40,600	Toyo Suisan Kaisha Ltd. (Japan)	1,710
239,287	Ulker Biskuvi Sanayi AS (Turkey)*	770
28,031	Viscofan SA (Spain)	1,520
3,738,000	Want Want China Holdings Ltd. (China)	3,149
		20,280
GAS UTILITIES—0.1%
19,900	Tokyo Gas Co. Ltd. (Japan)	486
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
61,450	Coloplast AS (Denmark)	7,398
1,147,556	ConvaTec Group plc (United Kingdom)[2]	2,932
98,304	Demant AS (Denmark)*	2,597
89,464	GN Store Nord AS (Denmark)	3,936
14,000	Hoya Corp. (Japan)	1,237
60,128	Koninklijke Philips NV (Netherlands)	2,638
36,000	Olympus Corp. (Japan)	490
40,256	Smith & Nephew plc (United Kingdom)	864
7,340	Sonova Holding AG (Switzerland)	1,684
		23,776
HEALTH CARE PROVIDERS & SERVICES—0.9%
51,900	Alfresa Holdings Corp. (Japan)	1,159
37,194	Amplifon SpA (Italy)	935
57,583	Fresenius Medical Care AG & Co. KGaA (Germany)	4,156
33,000	MediPAL Holdings Corp. (Japan)	754
461,043	Sigma Healthcare Ltd. (Australia)	185
		7,189
HOTELS, RESTAURANTS & LEISURE—3.8%
1,488,000	Ajisen China Holdings Ltd. (China)	427
34,782	Carnival plc (United Kingdom)	1,392
254,997	Compass Group plc (United Kingdom)	6,789
38,746	Flutter Entertainment plc (United Kingdom)	3,996
1,272,800	Genting Singapore Ltd. (Singapore)	878
246,649	GVC Holdings plc (United Kingdom)	2,846
594,641	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	670
753,794	Merlin Entertainments plc (United Kingdom)[2]	4,441
72,765	Playtech plc (United Kingdom)	370
319,828	SSP Group plc (United Kingdom)	2,637
1,547,662	Thomas Cook Group plc (United Kingdom)*	— [x]
364,146	Tsogo Sun Gaming Ltd. (South Africa)	300
361,584	Tsogo Sun Hotels Ltd. (South Africa)*	87

6

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
156,994	TUI AG (Germany)	$ 2,048
65,061	Yum China Holdings Inc. (China)	2,765
		29,646
HOUSEHOLD DURABLES—0.9%
87,791	Barratt Developments plc (United Kingdom)	718
56,300	Casio Computer Co. Ltd. (Japan)	914
192,836	McCarthy & Stone plc (United Kingdom)[2]	365
573,400	MRV Engenharia e Participacoes SA (Brazil)	2,515
6,800	Rinnai Corp. (Japan)	500
45,300	Sekisui Chemical Co. Ltd. (Japan)	790
21,900	Sony Corp. (Japan)	1,333
		7,135
HOUSEHOLD PRODUCTS—0.6%
17,700	Lion Corp. (Japan)	371
59,177	Reckitt Benckiser Group plc (United Kingdom)	4,579
		4,950
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
1,793,400	Lopez Holdings Corp. (Philippines)	152
INDUSTRIAL CONGLOMERATES—2.2%
394,500	CK Hutchison Holdings Ltd. (Hong Kong)	3,642
33,299	DCC plc (United Kingdom)	3,123
83,200	Jardine Matheson Holdings Ltd. (Hong Kong)	4,743
43,639	LG Corp. (South Korea)	2,602
920,927	Quinenco SA (Chile)	2,013
972,900	Sime Darby Berhad (Malaysia)	528
		16,651
INSURANCE—4.9%
82,396	Admiral Group plc (United Kingdom)	2,156
102,608	AXA SA (France)	2,716
171,600	Dai-ichi Life Holdings Inc. (Japan)	2,797
16,557	Fairfax Financial Holdings Ltd. (Canada)	7,014
116,400	Great Eastern Holdings Ltd. (Singapore)	1,869
5,680	Hannover Rueck SE (Germany)	1,007
5,035	Helvetia Holding AG (Switzerland)	707
188,000	Japan Post Holdings Co. Ltd. (Japan)	1,726
34,500	MS&AD Insurance Group Holdings Inc. (Japan)	1,114
211,928	Porto Seguro SA (Brazil)*	3,033
263,529	QBE Insurance Group Ltd. (Australia)	2,293
107,296	Sampo OYJ (Finland)	4,397
14,550	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,707
41,400	Sompo Holdings Inc. (Japan)	1,627
11,100	Sony Financial Holdings Inc. (Japan)	239
37,700	T&D Holdings Inc. (Japan)	420
40,500	Tokio Marine Holdings Inc. (Japan)	2,190
		38,012
INTERACTIVE MEDIA & SERVICES—2.2%
42,768	Adevinta ASA B (Norway)*	489
238,917	Auto Trader Group plc (United Kingdom)[2]	1,741
37,067	Baidu Inc. ADR (China)*,1	3,775
183,216	Carsales.com Ltd. (Australia)	1,963
315,715	Domain Holdings Australia Ltd. (Australia)	689
872,302	Rightmove plc (United Kingdom)	6,771
51,719	Yandex NV (Russia)*	1,727
		17,155
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—1.0%
4,514	GS Home Shopping Inc. (South Korea)	$ 577
128,882	HelloFresh SE (Germany)*	2,247
177,167	Just Eat plc (United Kingdom)*	1,687
41,877	MoneySuperMarket.com Group plc (United Kingdom)	186
331,520	PChome Online Inc. (Taiwan)*	1,437
2,579	Takeaway.com NV (Netherlands)*,2	210
26,543	Trip.com Group Ltd. ADR (China)*,1	876
2,796	Zooplus AG (Germany)*	306
9,700	ZOZO Inc. (Japan)	226
		7,752
IT SERVICES—0.9%
14,500	Alten SA (France)	1,595
12,308	Genpact Ltd. (United States)	482
13,100	ITOCHU Techno-Solutions Corp. (Japan)	353
18,100	Nomura Research Institute Ltd. (Japan)	384
183,000	NTT Data Corp. (Japan)	2,403
5,200	OBIC Co. Ltd. (Japan)	651
8,700	Otsuka Corp. (Japan)	351
14,700	SCSK Corp. (Japan)	748
		6,967
LEISURE PRODUCTS—1.1%
41,100	Bandai Namco Holdings Inc. (Japan)	2,527
293,386	Giant Manufacturing Co. Ltd. (Taiwan)	2,169
802,000	Goodbaby International Holdings Ltd. (Hong Kong)*	117
161,611	Merida Industry Co. Ltd. (Taiwan)	935
71,100	Sega Sammy Holdings Inc. (Japan)	1,001
2,000	Shimano Inc. (Japan)	333
45,532	Spin Master Corp. (Canada)*,2	1,288
		8,370
LIFE SCIENCES TOOLS & SERVICES—0.4%
5,567	Eurofins Scientific SE (France)	2,822
7,322	Gerresheimer AG (Germany)	591
		3,413
MACHINERY—2.1%
15,097	Andritz AG (Austria)	679
372,998	CNH Industrial NV (Italy)	4,061
13,200	Daifuku Co. Ltd. (Japan)	700
14,665	GEA Group AG (Germany)	448
9,200	Hoshizaki Corp. (Japan)	782
31,865	IMI plc (United Kingdom)	414
14,600	Makita Corp. (Japan)	491
14,500	Mitsui E&S Holdings Co. Ltd. (Japan)*	147
130,751	Rotork plc (United Kingdom)	511
148,148	Sandvik AB (Sweden)	2,617
27,914	Stabilus SA (Germany)	1,567
62,513	Wartsila OYJ Abp (Finland)	661
1,504,000	Yungtay Engineering Co. Ltd. (Taiwan)	3,210
		16,288
MARINE—0.3%
38,341,781	Cia Sud Americana de Vapores SA (Chile)*	1,261
213,595	Irish Continental Group plc (Ireland)	1,021
		2,282
MEDIA—2.4%
31,938	Axel Springer SE (Germany)*	2,235
1,415,600	BEC World PCL (Thailand)*	312
46,477	Daily Mail & General Trust plc (United Kingdom)	529
17,287	Euromoney Institutional Investor plc (United Kingdom)	316

7

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
94,200	Fuji Media Holdings Inc. (Japan)	$ 1,273
113,894	Grupo Televisa SAB ADR (Mexico)[1]	1,259
102,100	Informa plc (United Kingdom)	1,026
1,311,473	ITV plc (United Kingdom)	2,275
32,043	JCDecaux SA (France)	876
14,261,121	Media Nusantara Citra TBK PT (Indonesia)	1,335
781,153	Nine Entertainment Co. Holdings Ltd. (Australia)	991
95,820	Nippon Television Holdings Inc. (Japan)	1,253
36,291	Nordic Entertainment Group AB (Sweden)	1,032
23,293	Schibsted ASA Class A (Norway)	684
19,784	Schibsted ASA Class B (Norway)	552
345,879	Sky Network Television Ltd. (New Zealand)	200
331,400	Television Broadcasts Ltd. (Hong Kong)	547
155,865	WPP plc (United Kingdom)	1,945
		18,640
METALS & MINING—4.4%
84,626	Acerinox SA (Spain)	793
1,338,070	Alrosa PJSC (Russia)	1,553
1,043,286	Alumina Ltd. (Australia)	1,629
64,310	Anglo American Platinum Ltd. (South Africa)	4,803
65,367	Anglo American plc (South Africa)	1,673
127,466	Antofagasta plc (United Kingdom)	1,436
101,503	ArcelorMittal SA (France)	1,509
233,392	Barrick Gold Corp. (Canada)	4,054
50,207	BHP Group Ltd. (Australia)	1,231
189,654	BlueScope Steel Ltd. (Australia)	1,736
74,724	Cia de Minas Buenaventura SAA ADR (Peru)[1]	1,146
20,434	Franco-Nevada Corp. (Canada)	1,983
170,195	Freeport-McMoRan Inc. (United States)	1,671
957,825	Glencore plc (United Kingdom)*	2,891
117,651	Newcrest Mining Ltd. (Australia)	2,568
62,966	Rio Tinto plc (United Kingdom)	3,278
9,800	Sumitomo Metal Mining Co. Ltd. (Japan)	328
		34,282
MULTILINE RETAIL—0.1%
30,900	Marui Group Co. Ltd. (Japan)	687
18,000	Ryohin Keikaku Co. Ltd. (Japan)	401
		1,088
OIL, GAS & CONSUMABLE FUELS—2.7%
1,232,095	BP plc (United Kingdom)	7,813
36,742	Caltex Australia Ltd. (Australia)	691
158,575	Canadian Natural Resources Ltd. (Canada)	3,999
127,064	Equinor ASA (Norway)	2,359
208,800	INPEX Corp. (Japan)	1,930
98,253	Inter Pipeline Ltd. (Canada)	1,649
14,719	Lukoil PJSC ADR (Russia)[1]	1,355
142,645	PrairieSky Royalty Ltd. (Canada)	1,393
		21,189
PAPER & FOREST PRODUCTS—0.0%
25,800	Oji Holdings Corp. (Japan)	133
PERSONAL PRODUCTS—2.0%
37,486	AMOREPACIFIC Group (South Korea)	2,717
679,916	Asaleo Care Ltd. (Australia)*	448
38,100	Kao Corp. (Japan)	3,063
2,700	Kose Corp. (Japan)	479
320,709	L'Occitane International SA (Hong Kong)	722
13,800	Mandom Corp. (Japan)	382
COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—Continued
365,536	Natura Cosmeticos SA (Brazil)	$ 2,840
81,261	Unilever plc (United Kingdom)	4,866
		15,517
PHARMACEUTICALS—3.2%
29,400	Astellas Pharma Inc. (Japan)	505
4,181,457	Genomma Lab Internacional SAB de CV (Mexico)*	4,423
79,907	Haw Par Corp. Ltd. (Singapore)	787
109,592	Novo Nordisk AS (Denmark)	6,026
43,000	Otsuka Holdings Co. Ltd. (Japan)	1,793
32,641	Roche Holding AG (Switzerland)	9,823
5,600	Sawai Pharmaceutical Co. Ltd. (Japan)	316
11,200	Takeda Pharmaceutical Co. Ltd. (Japan)	405
15,700	Tsumura & Co. (Japan)	432
		24,510
PROFESSIONAL SERVICES—3.7%
55,960	Adecco Group AG (Switzerland)	3,327
328,726	ALS Ltd. (Australia)	1,828
669,284	Capita plc (United Kingdom)*	1,354
11,562	DKSH Holding AG (Switzerland)	550
111,184	Experian plc (United Kingdom)	3,505
837,989	Hays plc (United Kingdom)	1,705
103,011	Intertek Group plc (United Kingdom)	7,142
141,335	IPH Ltd. (Australia)	786
43,100	Nomura Co. Ltd. (Japan)	532
100,408	PageGroup plc (United Kingdom)	579
26,100	Persol Holdings Co. Ltd. (Japan)	501
10,771	Randstad NV (Netherlands)	598
169,946	RELX plc (United Kingdom)	4,091
6,500	TechnoPro Holdings Inc. (Japan)	400
6,775	Teleperformance (France)	1,537
		28,435
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
22,900	Daiwa House Industry Co. Ltd. (Japan)	788
15,054	LOG Commercial Properties e Participacoes SA (Brazil)	95
286,079	LPS Brasil Consultoria de Imoveis SA (Brazil)*	530
125,000	Mitsubishi Estate Co. Ltd. (Japan)	2,427
61,419	New World Development Co. Ltd. (Hong Kong)	88
85,276	United Industrial Corp. Ltd. (Singapore)	182
		4,110
ROAD & RAIL—1.3%
15,150	Canadian Pacific Railway Ltd. (Canada)	3,445
22,900	East Japan Railway Co. (Japan)	2,079
89,182	Globaltrans Investment plc GDR (Russia)[3]	762
99,413	National Express Group plc (United Kingdom)	575
46,200	Senko Group Holdings Co. Ltd. (Japan)	372
34,800	West Japan Railway Co. (Japan)	3,024
		10,257
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
4,404	ASML Holding NV (Netherlands)	1,154
207,100	Renesas Electronics Corp. (Japan)*	1,402
12,600	ROHM Co. Ltd. (Japan)	998
35,888	SK Hynix Inc. (South Korea)	2,524
1,072,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	10,506
		16,584
SOFTWARE—1.5%
109,578	Blackberry Ltd. (Canada)*	576
4,382	Constellation Software Inc. (Canada)	4,328

8

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
3,700	Oracle Corp. Japan (Japan)	$ 325
386,100	TOTVS SA (Brazil)*	5,996
		11,225
SPECIALTY RETAIL—1.0%
5,400	ABC-Mart Inc. (Japan)	370
4,316,600	Esprit Holdings Ltd. (Hong Kong)*	825
168,075	Fourlis Holdings SA (Greece)*	1,012
93,048	JUMBO SA (Greece)	1,813
224,081	Pets at Home Group plc (United Kingdom)	597
25,400	USS Co. Ltd. (Japan)	492
80,661	WH Smith plc (United Kingdom)	2,286
		7,395
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
43,736	Logitech International SA (Switzerland)	1,795
40,000	NEC Corp. (Japan)	1,585
18,806	Quadient SAS (France)	403
228,980	Samsung Electronics Co. Ltd. (South Korea)	9,897
		13,680
TEXTILES, APPAREL & LUXURY GOODS—2.4%
14,586	adidas AG (Germany)	4,509
66,100	ASICS Corp. (Japan)	1,135
39,954	Cie Financiere Richemont SA (Switzerland)	3,140
172,149	Cie Financiere Richemont SA ADR (South Africa)[1]	1,351
29,971	EssilorLuxottica SA (France)	4,576
52,278	Gildan Activewear Inc. (Canada)	1,336
58,100	Onward Holdings Co. Ltd. (Japan)	336
1,274,746	Stella International Holdings Ltd. (Hong Kong)	2,135
110,000	Texwinca Holdings Ltd. (Hong Kong)	25
		18,543
TOBACCO—0.2%
14,246	British American Tobacco plc (United Kingdom)	498
25,382	Swedish Match AB (Sweden)	1,193
		1,691
TRADING COMPANIES & DISTRIBUTORS—1.1%
48,351	Brenntag AG (Germany)	2,423
133,173	Bunzl plc (United Kingdom)	3,465
37,400	ITOCHU Corp. (Japan)	782
65,500	Mitsubishi Corp. (Japan)	1,666
		8,336
TRANSPORTATION INFRASTRUCTURE—0.6%
102,625	Getlink SE (France)	1,719
501,539	Global Ports Investments plc GDR (Russia)*,3	1,435
2,416,664	Grindrod Ltd. (South Africa)	774
16,600	Mitsubishi Logistics Corp. (Japan)	421
		4,349
COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—1.1%
393,943	Bharti Airtel Ltd. (India)	$ 2,071
65,700	KDDI Corp. (Japan)	1,818
15,666	Millicom International Cellular SA SDR (Sweden)[3]	714
40,200	NTT DoCoMo Inc. (Japan)	1,102
33,487	Rogers Communications Inc. (Canada)	1,577
179,248	SmarTone Telecommunications Holdings Ltd. (Hong Kong)	156
14,527,307	Vodafone Idea Ltd. (India)*	786
		8,224
TOTAL COMMON STOCKS
(Cost $731,768)		750,799

PREFERRED STOCKS—1.5%
AEROSPACE & DEFENSE—0.0%
11,598,624	Rolls Royce Holdings plc (United Kingdom)*	15 X
AUTOMOBILES—0.4%
13,746	Volkswagen AG (Germany)	2,613
BANKS—0.5%
181,549	Banco Bradesco SA (Brazil)*	1,592
1,839,305	Grupo Aval Acciones y Valores SA (Colombia)	754
461,942	Itausa - Investimentos Itau SA (Brazil)	1,579
		3,925
TEXTILES, APPAREL & LUXURY GOODS—0.6%
706,867	Alpargatas SA (Brazil)*	4,801
TOTAL PREFERRED STOCKS
(Cost $7,731)		11,354

SHORT-TERM INVESTMENTS—0.2%
(Cost $1,570)

1,569,931	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 1.75%)[5]	1,570
TOTAL INVESTMENTS—98.8%
(Cost $741,069)		763,723
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		9,347
TOTAL NET ASSETS—100.0%		$773,070

WARRANTS/RIGHTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Adevinta ASA	23,126	NOK 0.20	11/12/2019	$ —	$4

9

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ —	$ 16,866	$—	$ 16,866
Europe	9,554	359,175	—	368,729
Latin America	32,429	5,418	—	37,847
Middle East/Central Asia	—	7,718	—	7,718
North America	57,148	576	—	57,724
Pacific Basin	9,440	252,475	—	261,915
Preferred Stocks
Europe	—	2,613	15	2,628
Latin America	8,726	—	—	8,726
Short-Term Investments
Investment Company-Securities Lending Investment Fund	1,570	—	—	1,570
Total Investments in Securities	$118,867	$644,841	$ 15	$763,723
Financial Derivative Instruments - Assets
Warrants/Rights	$ —	$ 4	$—	$ 4
Total Investments	$118,867	$644,845	$ 15	$763,727
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2019. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2019[w] (000s)
Common Stocks	$—	$ 93	$(45)	$—	$(220)	$(691)	$863	$—	$—
Preferred Stocks	13	15	(13)	—	—	—	—	—	15
	$ 13	$108	$(58)	$—	$(220)	$(691)	$863	$—	$ 15
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Thomas Cook Group plc (United Kingdom)*	$ —	Market Approach	Estimated Recovery Value	GBP 0.00
Preferred Stocks
Rolls Royce Holdings plc (United Kingdom)*	15	Market Approach	Pre-Traded Price	GBP 0.001
	$ 15
10

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $15,766 or 2% of net assets.
3	GDR after the name of a security stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SDR after the name of a security stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
4	All or a portion of this security was out on loan as of October 31, 2019.
5	Represents the investment of collateral received from securities lending activities
h	Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing
w	Amounts in this category are included in the “Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Common Stocks	$(1,632)
	Preferred Stocks	—
$(1,632)
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
GBP	British Pound
NOK	Norwegian Krone
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank J. Carroll
Since 2013
Timothy D. Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank J. Carroll

Timothy D. Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging markets equities performed well during the year ended October 31, 2019, although performance was volatile throughout the period and the MSCI Emerging Markets (ND) Index trailed developed markets. Emerging markets tended to perform well when U.S.-China trade tensions eased but weakened when tensions subsequently escalated. The markets have been subjected to tariff-induced volatility since mid-2018. Emerging markets equities performed relatively well in late 2018 when most equity markets tumbled, lagged during the eight months through September on concerns about the trade war and slowing global growth, but outperformed during October on news of a “Phase One” agreement on trade between the U.S. and China.
A slumping Purchasing Managers’ Index and slowing volumes of global trade indicate that the trade war and last year’s monetary tightening reduced global economic growth. In response, monetary policy continues to be eased, somewhat mitigating the economic uncertainty created by the trade war. Most major central banks, including the U.S. Federal Reserve (Fed) and the European Central Bank (ECB), are cutting interest rates. In October, the Fed announced that it will resume expanding its balance sheet by $60 billion a month, in a maneuver they do not call quantitative easing but has many of the same characteristic of quantitative easing. Most major emerging markets central banks are also reducing interest rates, in tandem with or faster than the Fed. As in developed economies, interest rates are approaching or hitting new all-time lows in many emerging markets, supporting equity valuations despite slower economic growth.
Russia was the best performer of the larger markets during the period on improving corporate governance and the distribution of strong free cash flow to investors despite range-bound oil prices. Taiwan also performed well and was supported by strength among technology and semiconductor names. China performed slightly better than the MSCI Emerging Markets (ND) index, despite being the direct target of rounds of American tariff escalations and other economic pressure. Argentina, a small index constituent, was the worst performing market after the market-friendly president lost in primary elections in August, heralding the return of the populist left.
Performance
Harbor Emerging Markets Equity Fund returned 16.21% (Retirement Class), 16.13% (Institutional Class), 17.30% (Administrative Class), and 15.56% (Investor Class) during the year ended October 31, 2019, outperforming the 11.86% return of the MSCI Emerging Markets (ND) Index.
Consistent with our bottom-up approach, the majority of the Fund’s relative performance during the period was driven by stock selection, with the balance attributable to allocation decisions. At the country level, stock selection in China drove much of the Fund’s relative outperformance. Stock selection in Taiwan, Indonesia and South Africa also helped, while stock selection in Mexico and Russia detracted. Our overweight allocation to Russia had a positive effect, along with our underweight exposures to Saudi Arabia and Malaysia. Our underweight allocation to Taiwan detracted. By sector, selection among Financials, Materials, Consumer Staples, Health Care, Information Technology, Industrials and Energy stocks all drove relative performance. Stock selection among Utilities had a negative effect, along with our underweight exposure to Consumer Discretionary. Our overweight exposure to Financials contributed positively.
12

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	16.21%	2.82%	2.43%
Institutional Class[1]	16.13	2.78	2.40
Administrative Class[1]	17.30	2.77	2.36
Investor Class[1]	15.56	2.38	2.00
Comparative Index
MSCI Emerging Markets (ND)[1]	11.86%	2.93%	2.55%
As stated in the August 2, 2019 supplement to the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.93% (Net) and 1.27% (Gross) (Retirement Class); 1.01% (Net) and 1.35% (Institutional Class); 1.26% (Net) and 1.60% (Gross) (Administrative Class); and 1.38% (Net) and 1.72% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 07/31/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
We have a constructive view of the market going forward, and we will turn even more bullish if and when the trade negotiations are successfully concluded. We continue to believe that it is in everyone’s interest to maintain an open global trading system. U.S. corporate profits have expanded significantly since China joined the World Trade Organization (WTO) in 2001, and returns on invested capital increased as U.S. multinationals outsourced low-margin and low-return functions to Asian suppliers. China benefitted from the ability to import high technology parts and production equipment that cannot be sourced domestically. Nevertheless, we expect some long-term diversification of sourcing away from China and some recurring limitations on trade in equipment that is sensitive to national security. As the rhetoric has escalated, leaders of both U.S. political parties have criticized China and the national security establishment has become increasingly vocal. Although we continue to believe the countries will reach an agreement on trade, the process has been slow. It now appears as if the two sides will pursue phased compromises rather than a single overall agreement. On a positive note, although emerging markets fall when the conflict escalates, the declines have diminished in severity.
Monetary easing continues across most of our markets, and in most places interest rates are at extremely low levels. Markets are somewhat schizophrenic. They fall on bad trade news, but within days bids return for companies generating strong cash flow or delivering profit growth given the search for sound investments. Corporate governance continues to improve among a growing number of emerging markets companies. Finally, valuations are attractive in absolute terms and relative to developed markets.
We continue to maintain a sizeable overweight to China, with smaller overweight allocations to Brazil and Indonesia. We remain underweight Taiwan and have no exposure to Turkey, Malaysia or Saudi Arabia. By sector, the portfolio is overweight energy, financials and materials, while underweight consumer discretionary, communication services and industrials.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through 10/31/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.0%
Shares		Value
AIRLINES—1.4%
36,573	Azul SA ADR (Brazil)*,1	$ 1,426
AUTOMOBILES—1.2%
630,000	Geely Automobile Holdings Ltd. (China)	1,192
BANKS—22.4%
604,155	Alpha Bank AE (Greece)*	1,289
6,552,000	Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,963
3,977,000	China Construction Bank Corp. (China)	3,187
208,000	China Merchants Bank Co. Ltd. (China)	992
206,737	Grupo Financiero Banorte SAB de CV (Mexico)	1,130
50,857	Hana Financial Group Inc. (South Korea)	1,472
245,086	ICICI Bank Ltd. ADR (India)[1]	3,194
2,590,000	Industrial & Commercial Bank of China Ltd. (China)	1,856
248,599	Itau Unibanco Holding SA ADR (Brazil)[1]	2,245
23,997	OTP Bank plc (Hungary)	1,107
439,200	Ping An Bank Co. Ltd. (China)	1,014
175,017	Sberbank of Russia PJSC ADR (Russia)[1]	2,577
244,745	United Bank Ltd. (Pakistan)	217
		22,243
BEVERAGES—2.0%
280,370	Budweiser Brewing Co. Apac Ltd. (China)*,2	1,025
50,400	Wuliangye Yibin Co. Ltd. (China)	943
		1,968
CHEMICALS—0.0%
2,684,000	Tianhe Chemicals Group Ltd. (China)*,2	— [x]
CONSTRUCTION & ENGINEERING—0.7%
1,233,000	China Railway Group Ltd. (China)	743
CONSTRUCTION MATERIALS—5.1%
228,000	Anhui Conch Cement Co. Ltd. (China)	1,363
238,990	Cemex SAB de CV ADR (Mexico)[1]	901
1,611,800	Semen Indonesia Persero TBK PT (Indonesia)	1,454
23,775	UltraTech Cement Ltd. (India)	1,388
		5,106
DIVERSIFIED CONSUMER SERVICES—0.7%
24,244	Afya Ltd. (Brazil)*	655
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—0.4%
74,446	Neoenergia SA (Brazil)*	$ 389
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
138,200	Hangzhou Hikvision Digital Technology Co. Ltd. (China)	633
ENERGY EQUIPMENT & SERVICES—1.6%
1,124,000	China Oilfield Services Ltd. (China)	1,565
ENTERTAINMENT—0.6%
25,300	HUYA Inc. ADR (China)*,1	563
FOOD & STAPLES RETAILING—1.0%
108,850	ShopRite Holdings Ltd. (South Africa)	975
FOOD PRODUCTS—5.2%
209,915	BRF SA ADR (Brazil)*,1	1,839
2,063,200	Charoen Pokphand Foods PCL (Thailand)	1,726
1,848,000	Want Want China Holdings Ltd. (China)	1,557
		5,122
HOTELS, RESTAURANTS & LEISURE—2.4%
78,175	China International Travel Service Corp. Ltd. (China)	1,003
202,000	Galaxy Entertainment Group Ltd. (China)*	1,391
		2,394
HOUSEHOLD DURABLES—0.5%
214,698	Suofeiya Home Collection Co. Ltd. (China)	529
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.7%
1,254,100	China Longyuan Power Group Corp. Ltd. (China)	677
INSURANCE—4.7%
176,200	China Pacific Insurance Group Co. Ltd. (China)	639
85,084	ICICI Prudential Life Insurance Co. Ltd. (India)[2]	611
301,000	Ping An Insurance Group Co. of China Ltd. (China)	3,474
		4,724
INTERACTIVE MEDIA & SERVICES—5.2%
127,000	Tencent Holdings Ltd. (China)	5,151

14

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—1.5%
65,500	Hangzhou Tigermed Consulting Co. Ltd. (China)	$ 636
69,425	WuXi AppTec Co. Ltd. (China)[2]	837
		1,473
MACHINERY—1.1%
176,528	Samsung Heavy Industries Co. Ltd. (South Korea)*	1,096
METALS & MINING—4.1%
81,787	AngloGold Ashanti Ltd. ADR (South Africa)[1]	1,806
624,295	Baoshan Iron + Steel Co. (China)	514
231,485	Ganfeng Lithium Co. Ltd. (China)[2]	421
2,128,800	MMG Ltd. (China)*	443
4,924	POSCO (South Korea)	893
		4,077
OIL, GAS & CONSUMABLE FUELS—14.4%
376,300	China Shenhua Energy Co. Ltd. (China)	764
13,289	CNOOC Ltd. ADR (China)[1]	1,974
16,140	Lukoil PJSC ADR (Russia)[1]	1,487
2,004,000	PetroChina Co. Ltd. (China)	977
271,425	Petroleo Brasileiro SA ADR (Brazil)*,1	4,183
117,773	Reliance Industries Ltd. (India)	2,429
6,755	S-Oil Corp. (South Korea)	577
264,000	Thai Oil PCL (Thailand)	599
162,000	Ultrapar Participacoes SA (Brazil)	762
58,407	YPF SA ADR (Argentina)[1]	547
		14,299
PHARMACEUTICALS—0.2%
52,004	Glenmark Pharmaceuticals Ltd. (India)	231
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.4%
836,400	Guangzhou R&F Properties Co. Ltd. (China)	1,296
332,000	Shimao Property Holdings Ltd. (China)	1,112
		2,408
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.2%
167,000	MediaTek Inc. (Taiwan)	2,230
21,717	SK Hynix Inc. (South Korea)	1,527
104,814	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	5,412
		9,169
SPECIALTY RETAIL—1.5%
125,862	Foschini Group Ltd. (South Africa)	1,452
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.9%
136,417	Samsung Electronics Co. Ltd. (South Korea)	5,896
WIRELESS TELECOMMUNICATION SERVICES—1.3%
210,140	MTN Group Ltd. (South Africa)	1,301
TOTAL COMMON STOCKS
(Cost $87,868)		97,457
TOTAL INVESTMENTS—98.0%
(Cost $87,868)		97,457
CASH AND OTHER ASSETS, LESS LIABILITIES—2.0%		2,010
TOTAL NET ASSETS—100.0%		$99,467
15

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 1,806	$ 3,728	$—	$ 5,534
Europe	—	6,460	—	6,460
Latin America	13,688	389	—	14,077
Middle East/Central Asia	3,194	4,876	—	8,070
Pacific Basin	7,949	55,367	—	63,316
Total Investments in Securities	$26,637	$70,820	$—	$97,457
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2019.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2019[w] (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (China)*,[2]	$—	Market Approach	Estimated Recovery Value	HKD 0.00

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $2,894 or 3% of net assets.
w	Amounts in this category are included in the “Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Common Stocks	$(512)
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Focused International Fund
Manager’s Commentary (Unaudited)

Subadviser
Comgest Asset Management International Limited
46 St. Stephen’s Green
Dublin 2
Ireland
Portfolio Managers
Vincent Houghton
Since 2019
Laure Négiar
Since 2019
Zak Smerczak
Since 2019
Alexandre Narboni
Since 2019
Comgest Asset Management International Limited has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Vincent Houghton

Laure Négiar

Zak Smerczak

Alexandre Narboni

Management’s Discussion of
Fund Performance
Market Review
Aside from a short-lived sell-off in August, global equity markets rallied over the period from June 1, 2019 to October 31, 2019. The full year has been plagued by geopolitical tensions that continue to impact the market and business sentiment which, like a self-fulfilling prophecy, has created protracted uncertainty which in itself has meant delayed investment and cautious business and consumer spending. That being said, more recent months have marked alleged progress in the U.S.-China trade negotiations “phase one deal,” accommodative central bank rhetoric, and a better-than-feared start to the recent quarterly earnings season.
Performance
Over this short period of assessment since Harbor Focused International Fund’s inception, the Fund delivered performance in line with the benchmark despite a somewhat volatile market backdrop. For the period June 1, 2019 to October 31, 2019 the Fund returned 7.80% (Retirement Class), 7.80% (Institutional Class), and 7.60% (Investor Class) while the MSCI All Country World Ex. U.S. (ND) returned 7.75%. Overall, companies in the portfolio have delivered in-line or better-than-expected earnings, reinforcing our longer-term quality growth investment theses.
Geographic and/or sector allocation plays little role in long-term performance of the Fund. That being said, over this short period, the Fund’s overweight in Information Technology and underweight in Energy were tailwinds and an overweight in Consumer Staples was a headwind. As investors turned more constructive on the economic cycle, they invested in more cyclical sectors such as Technology or Consumer Discretionary, at the expense of Consumer Staples.
Notable Fund performance contributors and detractors include:
•	Hoya, a Japanese world leader in eyeglasses and photomask blanks (components used in semiconductor manufacturing), was a strong contributor over the period. The company posted solid quarterly earnings, which confirmed our conviction that the company will be able to sustain double-digit earnings growth for the medium term.
•	Kweichow Moutai, a premium and leading manufacturer of baijiu - a liquor made from wheat and sorghum, which is primarily consumed in China – also contributed positively to performance. The company boasts strong pricing power and a high operating margin with strong double-digit sales growth. As the stock’s valuation has appreciated contributing meaningfully to performance, we have sought to reduce the Fund’s exposure gradually.
•	Inner Mongolia Yili, a leader in the China dairy industry, was one of the largest detractors from Fund performance. Poor stock performance can be attributed to declining investor sentiment due to a slowing domestic dairy market despite the company continuing to deliver solid sales growth. In addition, the market was further disappointed when management announced an overly generous remuneration incentive plan with uninspiring performance targets. The plan, which we opposed, has subsequently been revised for the better. Moreover, the long-term investment thesis, which is premised on our outlook for increased consumption of dairy in China and market-share gains, remains intact to such an extent that we added to the position on its weakness.
•	Makita, a Japanese leading manufacturer of power tools sold internationally, which saw successive weak quarterly results over the period, also detracted from performance. The company is being impacted by the U.S.-China trade war and is also investing significantly in outdoor power equipment, a segment outside of its core market, which is hampering margins. In a slowing construction market, we sold the position as our conviction in the visibility of its earnings growth started to fail, noting, thankfully, that we had reduced the position meaningfully prior to the slowdown.
17

Harbor Focused International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 06/01/2019 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Focused International Fund
Retirement Class[1]	N/A	N/A	7.80%
Institutional Class[1]	N/A	N/A	7.80
Investor Class[1]	N/A	N/A	7.60
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	N/A	N/A	7.75%
As stated in the Fund’s prospectus dated June 1, 2019, the expense ratios were 0.77% (Net) and 2.27% (Gross) (Retirement Class); 0.85% (Net) and 2.35% (Gross) (Institutional Class); 1.10% (Net) and 2.60% (Gross) (Administrative Class); 1.22% (Net) and 2.72% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 05/31/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
At Comgest, our investment philosophy is predicated on the belief that over the long term, share price appreciation follows that of earnings growth. We invest over the long term in what, we believe, are high quality companies with strong competitive advantages and high barriers to entry, enabling them to sustain double-digit visible and consistent annual earnings growth for an extended period. Given our high conviction stance, the portfolio tends to be concentrated between 25 and 40 stocks. At the end of the period, Harbor Focused International Fund had 28 positions. The Fund is constructed on a fundamental bottom-up basis, based on our highest convictions regardless of sector or geographic allocation in the benchmark index.
The period ended on more optimistic tones when compared to the first half of the year. Despite Brexit being kicked down the road for another few months, the U.S.-China trade negotiations appear to have made some progress. We wait for the “phase one” signing of a deal.
Despite central bank balance sheets losing firepower after a decade-long period of underwriting, their more accommodative rhetoric continues to message more of the same. In Europe, there is a prevailing and pervasive perception that interest rates will stay low or negative for a very long period and that inflation will never pick up.
The flip side of this is ever greater risk assumption by market participants. We believe that valuations in certain pockets of the market remain high; the stylistic sector shift seen in the last few weeks into more ‘cyclical value’ signals a risk-on appetite and investors seem to be giving the market a free pass for 2019, with earnings estimates remaining relatively lofty into 2020 given the slowdown we have witnessed over this year. Given this backdrop, we continue to pay particular attention to the growth profile and earnings visibility of the companies we invest in.
We remain vigilant and focused on fundamentals and visibility of earnings growth through market vagaries, endeavouring to preserve capital through quality holdings during these uncertain times.

1	The “Life of Fund” return as shown reflects the period 06/01/2019 through 10/31/2019.
This report contains the current opinions of Comgest Asset Management International Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Focused International Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—94.0%
Shares		Value
BEVERAGES—10.7%
12,445	Fomento Economico Mexicano SAB de CV ADR Class B (Mexico)[1]	$ 1,108
12,186	Heineken NV (Netherlands)	1,244
3,600	Kweichow Moutai Co. Ltd. Class A (China)	603
		2,955
BUILDING PRODUCTS—2.5%
5,000	Daikin Industries Ltd. (Japan)	700
CHEMICALS—2.8%
7,000	Shin-Etsu Chemical Co. Ltd. (Japan)	780
ELECTRICAL EQUIPMENT—1.9%
3,600	Nidec Corp. (Japan)	530
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—9.7%
31,800	Hamamatsu Photonics KK (Japan)	1,235
216,100	Hangzhou Hikvision Digital Technology Co. Ltd. Class A (China)	990
700	Keyence Corp. (Japan)	443
		2,668
FOOD PRODUCTS—4.9%
329,323	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (China)	1,356
HEALTH CARE EQUIPMENT & SUPPLIES—9.3%
5,591	Coloplast AS Class B (Denmark)	673
16,100	Hoya Corp. (Japan)	1,423
536	Straumann Holding AG (Switzerland)	479
		2,575
INSURANCE—9.8%
108,259	AIA Group Ltd. (Hong Kong)	1,078
141,000	Ping An Insurance Group Co. of China Ltd. (China)	1,627
		2,705
INTERACTIVE MEDIA & SERVICES—2.2%
7,139	Autohome Inc. ADR Class A (China)*,1	604
IT SERVICES—2.5%
9,164	Amadeus IT Group SA Class A (Spain)	678
COMMON STOCKS—Continued
Shares		Value
MULTILINE RETAIL—3.6%
62,100	Pan Pacific International Holdings Corp. (Japan)	$ 978
PERSONAL PRODUCTS—12.2%
3,900	Kose Corp. (Japan)	691
5,018	L'Oreal SA (France)	1,466
19,923	Unilever plc (United Kingdom)	1,193
		3,350
PHARMACEUTICALS—3.6%
3,285	Roche Holding AG (Switzerland)	989
PROFESSIONAL SERVICES—2.8%
24,052	Experian plc (United Kingdom)	758
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
10,320	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	533
SOFTWARE—3.4%
7,131	SAP SE (Germany)	945
SPECIALTY RETAIL—7.1%
1,500	Fast Retailing Co. Ltd. (Japan)	925
4,700	Hikari Tsushin Inc. (Japan)	1,030
		1,955
TEXTILES, APPAREL & LUXURY GOODS—3.1%
5,504	EssilorLuxottica SA (France)	840
TOTAL COMMON STOCKS
(Cost $24,098)		25,899
TOTAL INVESTMENTS—94.0%
(Cost $24,098)		25,899
CASH AND OTHER ASSETS, LESS LIABILITIES—6.0%		1,664
TOTAL NET ASSETS—100.0%		$27,563

19

Harbor Focused International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$ 9,265	$—	$ 9,265
Latin America	1,108	—	—	1,108
Pacific Basin	1,137	14,389	—	15,526
Total Investments in Securities	$2,245	$23,654	$—	$25,899
There were no Level 3 holdings at October 31, 2019 or June 1, 2019 (inception).
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Managers
Sunil H. Thakor, CFA
Since 2017
Michael F. Raab, CFA
Since 2019
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Michael F. Raab, CFA

Management’s Discussion of
Fund Performance
Market Review
Over the fiscal year ending October 31, 2019, the MSCI All Country World (ND) Index increased 12.59%, driven by better-than-feared macroeconomic events and business fundamentals. The U.S./Canada was the largest contributor, followed by Western Europe, and developed Asia. Within the U.S., equities rose despite many investors anticipating the end of the longest economic expansion in U.S. history, as well as heightened political uncertainties such as trade tensions between the U.S. and China, and a potentially contentious U.S. presidential election next year. However, a continued healthy job market with near record-low unemployment continued to fuel corporate profit growth, assuaging investor fears around a possible U.S. recession. The Index’s strong results over the fiscal year did not come without some market turbulence. We saw strong market pull backs, particularly in the fourth quarter of 2018, but these pull backs proved fleeting as strong economic and business rejuvenated investors.
Performance
Over the year ended October 31, 2019, Harbor Global Leaders Fund returned 23.72% (Retirement Class), 23.63% (Institutional Class), 23.35% (Administrative Class), and 23.18% (Investor Class) versus the 12.59% return for the MSCI All Country World (ND) Index. The Fund’s results were driven by broad-based strength, with nearly 90% of portfolio businesses seeing their share price appreciate over the latest fiscal year.
On an absolute basis, the largest contributors to investment results were TransDigm, Visa, Zoetis, HDFC Bank, and Alimentation Couche-Tard.
Zoetis is a leader in developing, manufacturing, and commercializing animal health medicines for livestock and companion animals around the globe. Zoetis—spun off from Pfizer in 2013—has a broadly diversified business across geographies, species, and product categories. In our view, the animal-health industry provides steadier and more predictable growth prospects than human health, due to lower generic threats, lack of third-party payers, and faster and lower-risk research and development (R&D) cycles. As the global market-share leader in this growing but consolidating industry, we believe Zoetis is best positioned to benefit from durable secular trends, including rising demand for animal proteins, a growing need to improve livestock productivity, and increasing ownership and spending on companion animals. This leadership position provides Zoetis with brand recognition, pricing power, and scale advantages. Zoetis was a pioneer in developing livestock medications, and continues to feature a highly innovative and productive R&D engine across both livestock and companion animals. Beyond its leadership position and pipeline, we view its salesforce, management team, and strategic potential as key differentiators.
We’ve continued to build conviction in the durability of Zoetis’ base business, as well as the company’s upcoming new product cycle highlighted by the first-quarter 2020 launch of Simparica Trio, a monthly chewable medicine to treat fleas, ticks, and worms in dogs. Our research indicates Trio has the potential to become a significant blockbuster product, disrupting the $4 billion parasiticide category. Given Zoetis’s leading direct sales force, R&D track record, and diverse portfolio across species, geographies, and product categories, we believe the company is poised to deliver sustained above-market growth in the double digits over our investment horizon.
The largest absolute detractors from investment results were Fresenius Medical Care, IQVIA, Roper Technologies, Booking, and UnitedHealth.
IQVIA is a leading Contract Research Organization (CRO) and healthcare IT service provider worldwide. The company offers outsourced solutions spanning the drug life cycle to pharmaceutical and biotech companies. IQVIA is capitalizing on a secular shift in biopharma to outsource non-core activities in the effort to mitigate costs and manage risks amid an
21

Harbor Global Leaders Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	23.72%	10.95%	13.37%
Institutional Class	23.63	10.90	13.34
Administrative Class	23.35	10.63	13.06
Investor Class	23.18	10.48	12.92
Comparative Index
MSCI All Country World (ND)	12.59%	7.08%	8.81%
As stated in the June 28, 2019 supplement to the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.78% (Net) and 0.97% (Gross) (Retirement Class); 0.86% (Net) and 1.05% (Institutional Class); 1.11% (Net) and 1.30% (Gross) (Administrative Class); and 1.23% (Net) and 1.42% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 05/31/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
increasingly complex, competitive, and cost-constrained environment. We believe IQVIA’s key value proposition lies in its unmatched global repository of patient data, which is leveraged by customers to accelerate patient recruitment for clinical trials, a key industry bottleneck, and insights from post-approval studies. We believe IQVIA is best positioned within its industry, as it expands its client base beyond large pharmaceuticals into emerging biotech and other healthcare segments. Given its leadership and competitive advantages, we expect the company to generate mid-teens earnings growth over our investment horizon.
IQVIA’s share price is down slightly since the Fund purchased it in August 2019. Going into the most recent quarter with high investor expectations, the company reported solid, in-line results. Revenues rose nearly 8%, Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) was up 6%, and Earnings Per Share (EPS) outpaced topline metrics at 13%. Overall, the company continues to gain share and grow at above-market rates, though third quarter results were lighter relative to previous quarters. Its results are consistent with our thesis that we will likely see quarterly ebbs-and-flows.
Outlook & Strategy
Looking ahead, we expect a greater divide between winners and losers among companies, industries, and countries. This divergence of fortunes amplifies the importance of having the skills necessary to identify tomorrow’s leaders. We seek to invest in businesses that we believe are dominators, disruptors, and scale leaders. In our view, sustainable growth derives from the combination of leadership and competitive advantage, and we believe these types of businesses are best positioned for future earnings growth.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
22

Harbor Global Leaders Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
(Excludes short-term investments)
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.2%
Shares		Value
AEROSPACE & DEFENSE—8.6%
31,044	Safran SA (France)	$ 4,917
7,964	TransDigm Group Inc. (United States)*	4,191
		9,108
AUTO COMPONENTS—2.6%
30,816	Aptiv plc (United States)	2,760
BANKS—5.8%
967,200	Bank Central Asia TBK PT (Indonesia)	2,165
65,478	HDFC Bank Ltd. ADR (India)[1]	4,000
		6,165
BIOTECHNOLOGY—3.2%
19,522	CSL Ltd. (Australia)	3,443
CAPITAL MARKETS—4.3%
31,481	Intercontinental Exchange Inc. (United States)	2,969
7,119	Moody's Corp. (United States)	1,571
		4,540
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.4%
5,730	Keyence Corp. (Japan)	3,623
ENTERTAINMENT—2.2%
33,643	Live Nation Entertainment Inc. (United States)*	2,372
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.4%
4,481	Equinix Inc. (United States)	2,540
FOOD & STAPLES RETAILING—3.9%
139,537	Alimentation Couche-Tard Inc. (Canada)	4,185
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
66,863	Boston Scientific Corp. (United States)*	2,788
HEALTH CARE PROVIDERS & SERVICES—2.1%
8,942	UnitedHealth Group Inc. (United States)	2,260
INDUSTRIAL CONGLOMERATES—3.1%
9,892	Roper Technologies Inc. (United States)	3,333
INSURANCE—4.0%
425,900	AIA Group Ltd. (Hong Kong)	4,241
COMMON STOCKS—Continued
Shares		Value
INTERACTIVE MEDIA & SERVICES—1.5%
196,995	Rightmove plc (United Kingdom)	$ 1,529
IT SERVICES—4.6%
27,520	Visa Inc. (United States)	4,922
LIFE SCIENCES TOOLS & SERVICES—4.3%
16,534	Iqvia Holdings Inc. (United States)*	2,388
6,069	Lonza Group AG (Switzerland)*	2,187
		4,575
MULTILINE RETAIL—4.5%
21,512	Dollar General Corp. (United States)	3,449
85,800	Pan Pacific International Holdings Corp. (Japan)	1,351
		4,800
PHARMACEUTICALS—3.6%
29,983	Zoetis Inc. (United States)	3,835
PROFESSIONAL SERVICES—5.4%
107,050	Recruit Holdings Co. Ltd. (Japan)	3,558
15,279	Verisk Analytics Inc. (United States)	2,211
		5,769
ROAD & RAIL—1.4%
8,879	Union Pacific Corp. (United States)	1,469
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.9%
48,784	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	2,519
31,973	Texas Instruments Inc. (United States)	3,772
		6,291
SOFTWARE—12.9%
13,599	Adobe Inc. (United States)*	3,780
11,388	Dassault Systemes SE (France)	1,730
12,419	Intuit Inc. (United States)	3,198
18,982	Microsoft Corp. (United States)	2,721
15,866	Temenos AG (Switzerland)*	2,270
		13,699

23

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—3.9%
66,451	Industria de Diseno Textil SA (Spain)[2]	$ 2,071
19,262	Ross Stores Inc. (United States)	2,112
		4,183
TEXTILES, APPAREL & LUXURY GOODS—2.0%
14,021	EssilorLuxottica SA (France)	2,141
TOTAL COMMON STOCKS
(Cost $84,984)		104,571

SHORT-TERM INVESTMENTS—1.9%
(Cost $1,980)
Shares		Value

1,979,785	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 1.75%)[3]	$ 1,980
TOTAL INVESTMENTS—100.1%
(Cost $86,964)		106,551
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(79)
TOTAL NET ASSETS—100.0%		$106,472

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$16,845	$—	$ 16,845
Middle East/Central Asia	4,000	—	—	4,000
North America	62,826	—	—	62,826
Pacific Basin	2,519	18,381	—	20,900
Short-Term Investments
Investment Company-Securities Lending Investment Fund	1,980	—	—	1,980
Total Investments in Securities	$71,325	$35,226	$—	$106,551
There were no Level 3 holdings at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	All or a portion of this security was out on loan as of October 31, 2019.
3	Represents the investment of collateral received from securities lending activities
The accompanying notes are an integral part of the Financial Statements.
24

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2018
David Cull, CFA
Since 2018
Marathon Asset Management LLP (Marathon-London) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
Following an initial V-shaped decline and swift recovery during the first six months of the year ended October 31, 2019, non-U.S. equity markets in aggregate continued to perform strongly over the first three quarters of 2019 and rose markedly over the full year ended October 31, 2019 with the MSCI EAFE (ND) Index ultimately returning 11.04% (all international and global returns are in U.S. Dollars).
On a regional basis, all major markets performed strongly over the period. The developed Asia ex-Japan markets collectively (Australia, Hong Kong, Singapore and New Zealand), which constituted 12.43% of the Index on average over the period, led the strong market performance, with European markets following behind. Furthermore, the Japanese market, which constituted 24.27% of the Index on average over the period, also performed strongly.
Over the last several years, we have witnessed an extended global equity bull market cycle, reflected in the strong market returns over the past twelve months, yet several factors are now causing investors to become increasingly skittish about the trajectory ahead and more aware of the limitations of continued monetary policy “accommodation.” We believe there is hope that the U.S. Federal Reserve (Fed) keeps the cycle alive by cutting rates further to stimulate growth. In Europe, and Germany in particular, more recent weak manufacturing data heightened fears that the economy is slipping into a recession and the European Central Bank (ECB) reacted to the economic slowdown by restarting quantitative easing. Furthermore, political drama is proving to be unwavering in the United Kingdom (UK). Over the year ended October 31, 2019, Brexit negotiations went back and forth between Parliament and the European Union, ultimately leading to multiple extensions to the Brexit deadline. Additionally, the UK experienced its government leadership change hands during the period and is set to see more change with a general election on the horizon. These factors, alongside fears of trade war disputes, have had a wide-spread impact across all international markets and continue to cultivate a tenor of uncertainty, as evidenced by the relative outperformance of more defensive sectors recently.
PERFORMANCE
Harbor International Fund underperformed the MSCI EAFE (ND) Index over the year ended October 31, 2019 with returns of 10.29% (Retirement Class), 10.18% (Institutional Class), 9.94% (Administrative Class), and 9.80% (Investor Class) while the Index returned 11.04%. Stock selection had a negative impact on relative returns; however, this was largely offset by the positive contribution from allocation and currency effects. Stock selection within Japan had the largest positive influence on Fund performance. Conversely, stock selection within the developed Asia Pacific ex-Japan region (namely Hong Kong) weighed on relative returns, as did the underweight allocation to that region (namely Australia).
From a sector standpoint, stock selection within the Consumer Discretionary and Communication Services sectors provided a positive contribution to relative performance. Conversely, stock selection in the Financials and Consumer Staples sector weighed on relative returns as did the Fund’s underweight exposure to the Utilities sector, a typically defensive sector.

25

Harbor International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	10.29%	1.90%	4.76%
Institutional Class	10.18	1.85	4.73
Administrative Class	9.94	1.60	4.47
Investor Class	9.80	1.47	4.34
Comparative Index
MSCI EAFE (ND)	11.04%	4.31%	5.41%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.69% (Net) and 0.81% (Gross) (Retirement Class); 0.77% (Net) and 0.89% (Gross) (Institutional Class); 1.02% (Net) and 1.14% (Gross) (Administrative Class); and 1.14% (Net) and 1.26% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
While it continues to appear that market participants have convinced themselves that monetary policy “accommodation” will continue indefinitely, they are becoming more cognizant of the unintended negative consequences of this accommodative monetary backdrop and aware that monetary policy normalization must have its day at some point. Debt levels have ballooned as a consequence of historically low interest rates. At current valuation levels and on peak profit margins with little in the way of earnings growth over the last few quarters, equity markets are subject to downside risks and geopolitical uncertainties. Thus, while we are taking advantage of price dislocations and establishing new positions where relative valuations present an opportunity to do so, the Fund in aggregate remains focused on downside protection with a “quality” tilt from a characteristics standpoint.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
26

Harbor International Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
(Excludes derivatives)
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.7%
Shares		Value
AEROSPACE & DEFENSE—1.8%
291,893	Airbus SE (France)	$ 41,875
3,285,239	BAE Systems plc (United Kingdom)	24,540
2,627,031	Rolls-Royce Holdings plc (United Kingdom)*	24,173
135,517	Thales SA (France)	13,248
		103,836
AIR FREIGHT & LOGISTICS—0.2%
246,637	Oesterreichische Post AG (Austria)	9,090
AIRLINES—0.3%
934,877	EasyJet plc (United Kingdom)	14,997
AUTO COMPONENTS—0.9%
438,400	Bridgestone Corp. (Japan)	18,215
1,741,602	Gestamp Automocion SA ADR (Spain)[1,2]	7,463
865,015	GUD Holdings Ltd. (Australia)	6,451
131,657	Hankook Tire & Technology Co. Ltd. (South Korea)	3,511
130,200	Koito Manufacturing Co. Ltd. (Japan)	6,811
406,300	Sumitomo Electric Industries Ltd. (Japan)	5,572
88,900	Toyota Industries Corp. (Japan)	5,334
		53,357
AUTOMOBILES—1.6%
4,466,264	Baic Motor Corp. Ltd. (China)[2]	2,771
292,467	Bayerische Motoren Werke AG (Germany)	22,396
63,681	Hyundai Motor Co. (South Korea)	6,670
834,600	Toyota Motor Corp. (Japan)	57,905
		89,742
BANKS—6.7%
1,321,496	Axis Bank Ltd. (India)	13,613
889,400	Bangkok Bank PCL (Thailand)	5,124
3,294,099	Bank of Ireland Group plc (Ireland)	15,878
5,147,510	Bankia SA (Spain)	9,821
15,353,816	Barclays plc (United Kingdom)	33,304
671,561	BNP Paribas SA (France)	35,095
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
221,131	Danske Bank AS (Denmark)	$ 3,160
643,517	DNB ASA (Norway)	11,717
240,400	Fukuoka Financial Group Inc. (Japan)	4,634
182,683	Hana Financial Group Inc. (South Korea)	5,289
2,363,231	HSBC Holdings plc (Hong Kong)	17,836
2,654,450	Intesa Sanpaolo SpA (Italy)	6,652
1,277,500	Kasikornbank PCL (Thailand)	5,878
35,941,110	Lloyds Banking Group plc (United Kingdom)	26,438
10,403,200	Mizuho Financial Group Inc. (Japan)	16,151
563,774	Nordea Bank ABP (Sweden)	4,126
7,845,100	Resona Holdings Inc. (Japan)	34,115
543,048	Shinhan Financial Group Co. Ltd. (South Korea)	19,786
2,133,907	Standard Chartered plc (United Kingdom)	19,363
940,900	Sumitomo Mitsui Financial Group Inc. (Japan)	33,405
153,300	Sumitomo Mitsui Trust Holdings Inc. (Japan)	5,587
2,398,451	Svenska Handelsbanken AB (Sweden)	24,070
1,769,693	UniCredit SpA (Italy)	22,452
400,900	United Overseas Bank Ltd. (Singapore)	7,893
		381,387
BEVERAGES—4.1%
336,088	Anheuser-Busch InBev SA (Belgium)	27,128
128,300	Asahi Group Holdings Ltd. (Japan)	6,425
173,078	Carlsberg AS (Denmark)	24,373
1,856,419	Coca-Cola Amatil Ltd. (Australia)	13,028
150,791	Coca-Cola European Partners plc (United States)	8,069
1,296,035	Davide Campari-Milano SpA (Italy)	11,888
1,148,401	Diageo plc (United Kingdom)	47,005
447,693	Heineken NV (Netherlands)	45,718
1,932,700	Kirin Holdings Co. Ltd. (Japan)	41,001
114,900	Suntory Beverage & Food Ltd. (Japan)	4,912
594,000	Tsingtao Brewery Co. Ltd. (China)	3,442
		232,989
BUILDING PRODUCTS—2.4%
2,669,065	Assa Abloy AB Class B (Sweden)	63,386

27

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BUILDING PRODUCTS—Continued
112,475	Geberit AG (Switzerland)	$ 57,148
1,393,005	GWA Group Ltd. (Australia)	2,794
573,200	LIXIL Group Corp. (Japan)	10,660
		133,988
CAPITAL MARKETS—2.2%
3,193,500	3i Group plc (United Kingdom)	46,666
303,360	Close Brothers Group plc (United Kingdom)	5,440
1,663,800	IG Group Holdings plc (United Kingdom)	13,689
218,300	JAFCO Co. Ltd. (Japan)	8,200
310,200	Japan Exchange Group Inc. (Japan)	5,121
2,175,933	Jupiter Fund Management plc (United Kingdom)	9,661
3,516,500	Nomura Holdings Inc. (Japan)	15,982
171,685	Rathbone Brothers plc (United Kingdom)	4,620
867,467	St. James's Place plc (United Kingdom)	11,700
325,458	UBS Group AG (Switzerland)*	3,852
		124,931
CHEMICALS—1.9%
584,820	BASF SE (Germany)	44,458
142,400	Nippon Shokubai Co. Ltd. (Japan)	8,781
216,800	Nissan Chemical Corp. (Japan)	8,901
90,000	Nitto Denko Corp. (Japan)	4,979
1,025,562	Orica Ltd. (Australia)	16,208
96,700	Shin-Etsu Chemical Co. Ltd. (Japan)	10,782
20,185	Symrise AG (Germany)	1,940
150,900	Tokyo Ohka Kogyo Co. Ltd. (Japan)	5,976
747,100	Toray Industries Inc. (Japan)	5,280
		107,305
COMMERCIAL SERVICES & SUPPLIES—3.5%
88,000	AEON Delight Co. Ltd. (Japan)	3,065
1,607,582	Brambles Ltd. (Australia)	13,290
12,251,221	Cleanaway Waste Management Ltd. (Australia)	15,571
739,008	Edenred (France)	38,951
443,629	Elis SA (France)	8,481
8,091,830	G4S plc (United Kingdom)	21,702
3,280,307	HomeServe plc (United Kingdom)	49,272
53,364	S-1 Corp. (South Korea)	4,300
137,800	Secom Co. Ltd. (Japan)	12,769
11,857,644	Serco Group plc (United Kingdom)*	23,970
114,900	Sohgo Security Services Co. Ltd. (Japan)	6,241
		197,612
CONSTRUCTION & ENGINEERING—1.1%
481,181	Boskalis Westminster NV (Netherlands)	10,591
199,455	Ferrovial SA (Spain)	5,885
864,400	Maeda Corp. (Japan)	8,022
1,790,000	Obayashi Corp. (Japan)	18,422
1,315,200	Penta-Ocean Construction Co. Ltd. (Japan)	8,068
1,189,300	Shimizu Corp. (Japan)	11,087
88,900	SHO-BOND Holdings Co. Ltd. (Japan)	3,450
		65,525
CONSTRUCTION MATERIALS—0.8%
161,528	CRH plc (Ireland)	5,888
842,658	Fletcher Building Ltd. (New Zealand)	2,476
53,476	Imerys SA (France)	2,066
313,400	Taiheiyo Cement Corp. (Japan)	8,866
89,478	Vicat SA (France)	3,794
795,174	Wienerberger AG (Austria)	21,538
		44,628
COMMON STOCKS—Continued
Shares		Value
CONSUMER FINANCE—0.5%
419,000	AEON Financial Service Co. Ltd. (Japan)	$ 6,386
3,272,119	International Personal Finance plc (United Kingdom)	5,633
5,984,227	Non-Standard Finance plc (United Kingdom)[2]	2,778
1,714,665	Provident Financial plc (United Kingdom)*	9,791
194,885	Shriram Transport Finance Co. Ltd. (India)	3,128
		27,716
CONTAINERS & PACKAGING—0.6%
5,012,428	DS Smith plc (United Kingdom)	23,239
622,300	Toyo Seikan Group Holdings Ltd. (Japan)	9,834
		33,073
DISTRIBUTORS—0.2%
1,651,076	Inchcape plc (United Kingdom)	13,804
DIVERSIFIED FINANCIAL SERVICES—0.1%
7,796,000	First Pacific Co. Ltd. (Hong Kong)	2,982
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
1,419,935	Deutsche Telekom AG (Germany)	24,985
7,370,397	Koninklijke KPN NV (Netherlands)	22,880
744,375	KT Corp. ADR (South Korea)[1]	8,359
907,900	Nippon Telegraph & Telephone Corp. (Japan)	45,071
1,315,839	Spark New Zealand Ltd. (New Zealand)	3,775
		105,070
ELECTRIC UTILITIES—0.5%
644,900	Kansai Electric Power Co. (Japan)	7,523
251,662	Orsted AS (Denmark)[2]	22,089
		29,612
ELECTRICAL EQUIPMENT—2.9%
641,210	Legrand SA (France)	50,094
82,300	Mabuchi Motor Co. Ltd. (Japan)	3,335
389,481	Schneider Electric SE (France)	36,198
12,517,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	11,099
244,000	Ushio Inc. (Japan)	3,646
752,195	Vestas Wind Systems AS (Denmark)	61,280
		165,652
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.7%
265,700	Azbil Corp. (Japan)	7,394
2,093,000	Chroma ATE Inc. (Taiwan)	10,407
2,162,000	Delta Electronics Inc. (Taiwan)	9,492
17,600	Hirose Electric Co. Ltd. (Japan)	2,217
140,700	Hitachi High-Technologies Corp. (Japan)	8,754
1,475,100	Hitachi Ltd. (Japan)	55,054
282,200	Kyocera Corp. (Japan)	18,514
114,300	Omron Corp. (Japan)	6,687
143,600	Shimadzu Corp. (Japan)	3,835
616,816	Spectris plc (United Kingdom)	19,122
110,700	TDK Corp. (Japan)	10,923
		152,399
ENERGY EQUIPMENT & SERVICES—0.7%
1,282,426	John Wood Group plc (United Kingdom)	5,631
454,040	Petrofac Ltd. (United Kingdom)	2,266
5,881,204	Saipem SpA (Italy)*	26,695
286,493	TechnipFMC plc (France)	5,703
		40,295
ENTERTAINMENT—0.4%
256,456	CTS Eventim AG & Co. KGaA (Germany)	15,533

28

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—Continued
366,119	Modern Times Group Mortgage AB Class B (Sweden)*	$ 3,395
171,400	Nexon Co. Ltd. (Japan)*	1,986
87,100	Toho Co. Ltd. (Japan)	3,518
		24,432
FOOD & STAPLES RETAILING—1.7%
392,300	Dairy Farm International Holdings Ltd. (Hong Kong)	2,364
1,069,126	Koninklijke Ahold Delhaize NV (Netherlands)	26,643
160,500	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	5,653
2,656,266	Metcash Ltd. (Australia)	5,164
896,500	Seven & I Holdings Co. Ltd. (Japan)	33,870
119,700	Sundrug Co. Ltd. (Japan)	3,961
6,765,991	Tesco plc (United Kingdom)	20,654
		98,309
FOOD PRODUCTS—1.5%
75,600	Calbee Inc. (Japan)	2,527
2,125,000	China Mengniu Dairy Co. Ltd. (China)*	8,472
2,105,351	Devro plc (United Kingdom)	4,373
245,600	Megmilk Snow Brand Co. Ltd. (Japan)	5,907
70,800	Meiji Holdings Co. Ltd. (Japan)	5,103
697,600	Nippon Suisan Kaisha Ltd. (Japan)	3,995
6,526,000	Tingyi Cayman Islands Holding Corp. (China)	8,682
463,900	Toyo Suisan Kaisha Ltd. (Japan)	19,532
295,999	Viscofan SA (Spain)	16,053
13,037,000	Want Want China Holdings Ltd. (China)	10,983
		85,627
GAS UTILITIES—0.1%
215,900	Tokyo Gas Co. Ltd. (Japan)	5,270
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
640,583	Coloplast AS (Denmark)	77,124
10,038,878	ConvaTec Group plc (United Kingdom)[2]	25,646
1,038,291	Demant AS (Denmark)*	27,427
923,467	GN Store Nord AS (Denmark)	40,626
154,100	Hoya Corp. (Japan)	13,619
631,787	Koninklijke Philips NV (Netherlands)	27,719
396,300	Olympus Corp. (Japan)	5,392
403,574	Smith & Nephew plc (United Kingdom)	8,663
79,035	Sonova Holding AG (Switzerland)	18,137
		244,353
HEALTH CARE PROVIDERS & SERVICES—1.3%
562,500	Alfresa Holdings Corp. (Japan)	12,560
400,718	Amplifon SpA (Italy)	10,078
602,026	Fresenius Medical Care AG & Co. KGaA (Germany)	43,454
370,600	MediPAL Holdings Corp. (Japan)	8,467
		74,559
HOTELS, RESTAURANTS & LEISURE—4.8%
5,485,000	Ajisen China Holdings Ltd. (China)	1,573
363,748	Carnival plc (United Kingdom)	14,556
2,669,698	Compass Group plc (United Kingdom)	71,078
399,098	Flutter Entertainment plc (United Kingdom)	41,161
6,078,300	Genting Singapore Ltd. (Singapore)	4,194
2,543,890	GVC Holdings plc (United Kingdom)	29,348
7,923,653	Merlin Entertainments plc (United Kingdom)[2]	46,682
747,726	Playtech plc (United Kingdom)	3,806
3,370,273	SSP Group plc (United Kingdom)	27,792
19,754,642	Thomas Cook Group plc (United Kingdom)*	— [x]
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
1,636,340	TUI AG (Germany)	$ 21,350
246,585	Yum China Holdings Inc. (China)	10,480
		272,020
HOUSEHOLD DURABLES—0.9%
880,118	Barratt Developments plc (United Kingdom)	7,198
631,800	Casio Computer Co. Ltd. (Japan)	10,256
1,953,969	McCarthy & Stone plc (United Kingdom)[2]	3,701
75,600	Rinnai Corp. (Japan)	5,557
501,600	Sekisui Chemical Co. Ltd. (Japan)	8,746
243,100	Sony Corp. (Japan)	14,797
		50,255
HOUSEHOLD PRODUCTS—0.9%
200,100	Lion Corp. (Japan)	4,187
618,052	Reckitt Benckiser Group plc (United Kingdom)	47,826
		52,013
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
7,568,300	Lopez Holdings Corp. (Philippines)	643
INDUSTRIAL CONGLOMERATES—1.5%
2,048,500	CK Hutchison Holdings Ltd. (Hong Kong)	18,914
341,780	DCC plc (United Kingdom)	32,052
452,400	Jardine Matheson Holdings Ltd. (Hong Kong)	25,792
143,844	LG Corp. (South Korea)	8,575
4,063,300	Sime Darby Berhad (Malaysia)*	2,203
		87,536
INSURANCE—4.5%
861,499	Admiral Group plc (United Kingdom)	22,547
1,077,219	AXA SA (France)	28,515
1,895,700	Dai-ichi Life Holdings Inc. (Japan)	30,899
486,000	Great Eastern Holdings Ltd. (Singapore)	7,802
56,943	Hannover Rueck SE (Germany)	10,091
50,476	Helvetia Holding AG (Switzerland)	7,090
2,074,600	Japan Post Holdings Co. Ltd. (Japan)	19,043
367,800	MS&AD Insurance Group Holdings Inc. (Japan)	11,877
1,437,246	QBE Insurance Group Ltd. (Australia)	12,505
1,123,101	Sampo OYJ (Finland)	46,024
61,495	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	11,440
459,500	Sompo Holdings Inc. (Japan)	18,061
123,500	Sony Financial Holdings Inc. (Japan)	2,657
417,400	T&D Holdings Inc. (Japan)	4,649
454,500	Tokio Marine Holdings Inc. (Japan)	24,573
		257,773
INTERACTIVE MEDIA & SERVICES—2.2%
467,619	Adevinta ASA B (Norway)*	5,349
2,362,334	Auto Trader Group plc (United Kingdom)[2]	17,213
160,901	Baidu Inc. ADR (China)*,1	16,388
1,131,677	Carsales.com Ltd. (Australia)	12,127
1,719,572	Domain Holdings Australia Ltd. (Australia)	3,752
9,112,992	Rightmove plc (United Kingdom)	70,737
		125,566
INTERNET & DIRECT MARKETING RETAIL—1.1%
17,718	GS Home Shopping Inc. (South Korea)	2,265
1,297,395	HelloFresh SE (Germany)*	22,625
1,792,994	Just Eat plc (United Kingdom)*	17,073
422,583	MoneySuperMarket.com Group plc (United Kingdom)	1,880
1,309,000	PChome Online Inc. (Taiwan)	5,673

29

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
25,940	Takeaway.com NV (Netherlands)*,2	$ 2,116
89,370	Trip.com Group Ltd. ADR (China)*,1	2,948
28,285	Zooplus AG (Germany)*	3,093
107,200	ZOZO Inc. (Japan)	2,497
		60,170
IT SERVICES—1.2%
151,403	Alten SA (France)	16,655
145,500	ITOCHU Techno-Solutions Corp. (Japan)	3,918
201,000	Nomura Research Institute Ltd. (Japan)	4,267
2,018,600	NTT Data Corp. (Japan)	26,506
58,600	OBIC Co. Ltd. (Japan)	7,337
96,700	Otsuka Corp. (Japan)	3,899
161,400	SCSK Corp. (Japan)	8,216
		70,798
LEISURE PRODUCTS—0.9%
459,700	Bandai Namco Holdings Inc. (Japan)	28,267
1,104,000	Giant Manufacturing Co. Ltd. (Taiwan)	8,163
3,149,000	Goodbaby International Holdings Ltd. (Hong Kong)*	458
786,100	Sega Sammy Holdings Inc. (Japan)	11,063
22,000	Shimano Inc. (Japan)	3,662
		51,613
LIFE SCIENCES TOOLS & SERVICES—0.6%
57,062	Eurofins Scientific SE (France)	28,930
73,408	Gerresheimer AG (Germany)	5,920
		34,850
MACHINERY—2.6%
151,350	Andritz AG (Austria)	6,806
3,858,667	CNH Industrial NV (Italy)	42,012
146,000	Daifuku Co. Ltd. (Japan)	7,747
148,340	GEA Group AG (Germany)	4,531
100,200	Hoshizaki Corp. (Japan)	8,517
322,312	IMI plc (United Kingdom)	4,191
161,800	Makita Corp. (Japan)	5,442
299,100	Mitsui E&S Holdings Co. Ltd. (Japan)*	3,027
1,322,551	Rotork plc (United Kingdom)	5,165
1,558,647	Sandvik AB (Sweden)	27,537
290,891	Stabilus SA (Germany)	16,331
635,237	Wartsila OYJ Abp (Finland)	6,711
5,509,000	Yungtay Engineering Co. Ltd. (Taiwan)	11,757
		149,774
MARINE—0.2%
2,125,198	Irish Continental Group plc (Ireland)	10,163
7,058,103	Wan HAI Lines Ltd. (Taiwan)	4,199
		14,362
MEDIA—2.9%
329,864	Axel Springer SE (Germany)*	23,088
4,618,700	BEC World PCL (Thailand)*	1,017
478,088	Daily Mail & General Trust plc (United Kingdom)	5,444
177,807	Euromoney Institutional Investor plc (United Kingdom)	3,250
1,041,300	Fuji Media Holdings Inc. (Japan)	14,071
1,041,639	Informa plc (United Kingdom)	10,470
13,712,471	ITV plc (United Kingdom)	23,788
333,524	JCDecaux SA (France)	9,117
51,797,500	Media Nusantara Citra TBK PT (Indonesia)	4,850
4,225,880	Nine Entertainment Co. Holdings Ltd. (Australia)	5,362
1,046,100	Nippon Television Holdings Inc. (Japan)	13,682
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
362,838	Nordic Entertainment Group AB (Sweden)*	$ 10,314
248,840	Schibsted ASA Class A (Norway)	7,308
211,330	Schibsted ASA Class B (Norway)	5,896
1,745,624	Sky Network Television Ltd. (New Zealand)	1,009
2,130,000	Television Broadcasts Ltd. (Hong Kong)	3,513
1,654,706	WPP plc (United Kingdom)	20,650
		162,829
METALS & MINING—2.2%
890,042	Acerinox SA (Spain)	8,345
4,275,362	Alumina Ltd. (Australia)	6,674
1,056,239	ArcelorMittal SA (France)	15,705
299,839	BHP Group Ltd. (Australia)	7,350
700,439	BlueScope Steel Ltd. (Australia)	6,412
9,970,031	Glencore plc (United Kingdom)*	30,093
610,777	Newcrest Mining Ltd. (Australia)	13,332
666,263	Rio Tinto plc (United Kingdom)	34,687
107,900	Sumitomo Metal Mining Co. Ltd. (Japan)	3,609
		126,207
MULTILINE RETAIL—0.2%
347,400	Marui Group Co. Ltd. (Japan)	7,723
199,500	Ryohin Keikaku Co. Ltd. (Japan)	4,441
		12,164
OIL, GAS & CONSUMABLE FUELS—2.3%
12,820,434	BP plc (United Kingdom)	81,299
175,972	Caltex Australia Ltd. (Australia)	3,308
1,382,925	Equinor ASA (Norway)	25,675
2,308,400	INPEX Corp. (Japan)	21,340
		131,622
PAPER & FOREST PRODUCTS—0.0%
284,900	Oji Holdings Corp. (Japan)	1,473
PERSONAL PRODUCTS—2.0%
163,827	AMOREPACIFIC Group (South Korea)	11,873
4,990,864	Asaleo Care Ltd. (Australia)*	3,290
421,900	Kao Corp. (Japan)	33,920
31,600	Kose Corp. (Japan)	5,603
1,155,500	L'Occitane International SA (Hong Kong)	2,601
154,100	Mandom Corp. (Japan)	4,270
855,306	Unilever plc (United Kingdom)	51,215
		112,772
PHARMACEUTICALS—3.6%
325,500	Astellas Pharma Inc. (Japan)	5,586
381,600	Haw Par Corp. Ltd. (Singapore)	3,758
1,139,690	Novo Nordisk AS (Denmark)	62,670
476,800	Otsuka Holdings Co. Ltd. (Japan)	19,878
341,076	Roche Holding AG (Switzerland)	102,649
63,500	Sawai Pharmaceutical Co. Ltd. (Japan)	3,583
124,300	Takeda Pharmaceutical Co. Ltd. (Japan)	4,491
173,200	Tsumura & Co. (Japan)	4,770
		207,385
PROFESSIONAL SERVICES—5.0%
591,307	Adecco Group AG (Switzerland)	35,151
2,005,650	ALS Ltd. (Australia)	11,155
7,024,423	Capita plc (United Kingdom)*	14,209
47,621	DKSH Holding AG (Switzerland)	2,264
1,194,021	Experian plc (United Kingdom)	37,637
8,972,959	Hays plc (United Kingdom)	18,261

30

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
1,078,246	Intertek Group plc (United Kingdom)	$ 74,761
910,374	IPH Ltd. (Australia)	5,064
480,700	Nomura Co. Ltd. (Japan)	5,933
1,006,604	PageGroup plc (United Kingdom)	5,800
293,000	Persol Holdings Co. Ltd. (Japan)	5,628
107,986	Randstad NV (Netherlands)	5,993
1,795,664	RELX plc (United Kingdom)	43,231
71,700	TechnoPro Holdings Inc. (Japan)	4,410
72,559	Teleperformance (France)	16,462
		285,959
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.6%
251,200	Daiwa House Industry Co. Ltd. (Japan)	8,647
1,393,000	Mitsubishi Estate Co. Ltd. (Japan)	27,046
		35,693
ROAD & RAIL—1.2%
252,600	East Japan Railway Co. (Japan)	22,931
996,633	National Express Group plc (United Kingdom)	5,766
514,300	Senko Group Holdings Co. Ltd. (Japan)	4,137
384,000	West Japan Railway Co. (Japan)	33,366
		66,200
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
44,112	ASML Holding NV (Netherlands)	11,562
2,315,000	Renesas Electronics Corp. (Japan)*	15,672
138,400	ROHM Co. Ltd. (Japan)	10,965
158,257	SK Hynix Inc. (South Korea)	11,128
2,219,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	21,746
		71,073
SOFTWARE—0.1%
40,200	Oracle Corp. Japan (Japan)	3,533
SPECIALTY RETAIL—0.8%
59,400	ABC-Mart Inc. (Japan)	4,073
1,607,500	Esprit Holdings Ltd. (Hong Kong)*	307
2,342,940	Pets at Home Group plc (United Kingdom)	6,240
281,400	USS Co. Ltd. (Japan)	5,450
958,612	WH Smith plc (United Kingdom)	27,165
		43,235
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.3%
468,018	Logitech International SA (Switzerland)	19,211
453,200	NEC Corp. (Japan)	17,960
202,716	Quadient SAS (France)	4,341
738,172	Samsung Electronics Co. Ltd. (South Korea)	31,904
		73,416
TEXTILES, APPAREL & LUXURY GOODS—3.0%
151,581	adidas AG (Germany)	46,858
738,600	ASICS Corp. (Japan)	12,681
417,291	Cie Financiere Richemont SA (Switzerland)	32,791
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—Continued
617,116	Cie Financiere Richemont SA ADR (South Africa)[1]	$ 4,845
314,691	EssilorLuxottica SA (France)	48,052
2,657,500	Li Ning Co. Ltd. (China)	9,011
764,100	Onward Holdings Co. Ltd. (Japan)	4,417
438,766	Shenzhou International Group Holdings Ltd. (China)	6,063
2,619,000	Stella International Holdings Ltd. (Hong Kong)	4,387
		169,105
TOBACCO—0.3%
144,102	British American Tobacco plc (United Kingdom)	5,040
260,039	Swedish Match AB (Sweden)	12,216
		17,256
TRADING COMPANIES & DISTRIBUTORS—1.6%
504,308	Brenntag AG (Germany)	25,276
1,407,010	Bunzl plc (United Kingdom)	36,603
413,600	ITOCHU Corp. (Japan)	8,647
725,300	Mitsubishi Corp. (Japan)	18,448
		88,974
TRANSPORTATION INFRASTRUCTURE—0.4%
1,128,000	China Merchants Port Holdings Co. Ltd. (China)	1,764
1,100,738	Getlink SE (France)	18,438
181,500	Mitsubishi Logistics Corp. (Japan)	4,607
		24,809
WIRELESS TELECOMMUNICATION SERVICES—0.8%
1,428,743	Bharti Airtel Ltd. (India)	7,512
736,600	KDDI Corp. (Japan)	20,383
453,700	NTT DoCoMo Inc. (Japan)	12,438
57,539,725	Vodafone Idea Ltd. (India)*	3,115
		43,448
TOTAL COMMON STOCKS
(Cost $5,403,072)		5,567,066

PREFERRED STOCKS—0.5%
AEROSPACE & DEFENSE—0.0%
125,230,078	Rolls Royce Holdings plc (United Kingdom)*	162 [x]
AUTOMOBILES—0.5%
144,744	Volkswagen AG (Germany)	27,517
TOTAL PREFERRED STOCKS
(Cost $23,972)		27,679
TOTAL INVESTMENTS—98.2%
(Cost $5,427,044)		5,594,745
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		100,898
TOTAL NET ASSETS—100.0%		$5,695,643

WARRANTS/RIGHTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Adevinta ASA	283,754	NOK 0.20	11/12/2019	$ —	$43

31

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$ —	$3,544,072	$ —	$3,544,072
Middle East/Central Asia	—	27,368	—	27,368
North America	8,069	—	—	8,069
Pacific Basin	38,175	1,949,382	—	1,987,557
Preferred Stocks
Europe	—	27,517	162	27,679
Total Investments in Securities	$46,244	$5,548,339	$162	$5,594,745
Financial Derivative Instruments - Assets
Warrants/Rights	$ —	$ 43	$ —	$ 43
Total Investments	$46,244	$5,548,382	$162	$5,594,788
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2019. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2019[w] (000s)
Common Stocks	$ —	$ —	$(5,454)	$—	$(11,411)	$(3,741)	$20,606	$—	$ —
Preferred Stocks	677	162	(675)	—	(7)	5	—	—	162
	$677	$162	$(6,129)	$—	$(11,418)	$(3,736)	$20,606	$—	$162
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Thomas Cook Group plc (United Kingdom)*	$ —	Market Approach	Estimated Recovery Value	GBP 0.00
Preferred Stocks
Rolls-Royce Holdings plc (United Kingdom)*	162	Market Approach	Pre-Traded Price	GBP 0.001
	$162

AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2018 through October 31, 2019. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 10/31/2019 (000s)
Cementos Argos SA (Colombia)	$171,185	$—	$(196,000)	$(69,131)	$93,946	$1,265	$—
32

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $130,459 or 2% of net assets.
h	Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing
w	Amounts in this category are included in the “Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Common Stocks	$(17,166)
	Preferred Stocks	—
$(17,166)
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
GBP	British Pound
NOK	Norwegian Krone
The accompanying notes are an integral part of the Financial Statements.
33

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Management’s Discussion of
Fund Performance
Market Review
International equities have performed well over the last twelve months despite a great deal of uncertainty on the global political stage. After a period of weakness during the last quarter of 2018, 2019 has been stronger in relative terms. Global influences on the markets during the period have included concern over U.S. interest rates being reduced three times in succession, a further escalation of U.S.-China trade tensions, and unresolved uncertainty over Brexit. Bond yields have also been falling to ultra-low levels, and some unusual patterns have developed in longer dated bond yields, which some believe might indicate darker economic clouds ahead.
The period has also seen some weakness in the United Kingdom (UK) as a result of uncertainties surrounding the Brexit process and the UK’s failure to leave the European Union in October of this year. Following the recent announcement of an upcoming UK general election to take place in December, the UK’s political developments are likely to remain a source for concern.
Performance
Harbor International Growth Fund returned 18.81% (Retirement Class), 18.73% (Institutional Class), 18.45% (Administrative Class), and 18.29% (Investor Class) for the year ended October 31, 2019, outperforming the 11.27% return of the MSCI All Country World Ex. U.S. (ND) Index.
We employ a fundamental long-term investment strategy, focused on bottom-up stock selection. Our approach to investing means that we are not distracted by short term market movements and wider economic issues. Instead, its focus is on finding good quality stocks that outperform over the long term. The Fund’s performance over the period was primarily driven by stock selection.
At a regional level, our approach resulted in the Fund having overweight positions relative to the benchmark in developed Asia and in the UK. The Fund was underweight in Europe, Canada and emerging markets. Developed Asia, particularly Japan, was the largest contributor to relative performance, and overall, all regions contributed to the Fund’s relative performance.
In terms of sectoral exposures, the Fund was most overweight in Consumer Discretionary, Industrials and Information Technology holdings. The main underweight sectors for the period were Energy, Financials and Utilities. Specifically looking at performance, stock selection in Consumer Staples and Information Technology helped performance. The largest detracting sectors were Consumer Discretionary and Utilities.
The Fund’s regional and sectoral positions are outputs of its bottom-up investment process. Given this fundamental approach, it is particularly appropriate to look at the individual companies which impacted performance. The largest individual contributors to performance included Shopify, Asian Paints and Raia Drogasil. The main stock detractors during the period included Baidu, ASOS and Wood Group.
Shopify is a Canadian e-commerce services company that builds software to help businesses sell products online. The company has had a positive year with share prices increasing threefold. We have been pleased to see the Shopify’s commitment to facilitating entrepreneurship and innovation being rewarded by an expanding client base across the globe. Asian Paints is an
34

Harbor International Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	18.81%	6.09%	6.07%
Institutional Class	18.73	6.04	6.04
Administrative Class	18.45	5.76	5.77
Investor Class	18.29	5.64	5.64
Comparative Index
MSCI All Country World Ex. U.S. (ND)	11.27%	3.82%	4.94%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.77% (Net) and 0.82% (Gross) (Retirement Class); 0.85% (Net) and 0.90% (Gross) (Institutional Class); 1.10% (Net) and 1.15% (Gross) (Administrative Class); and 1.22% (Net) and 1.27% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Indian paint business that has performed well over the last twelve months. A growing Indian middle-class, rising home ownership and a range of products catering to a variety of budgets and needs, have helped Asian Paints to continue to take market share. Its network of over 60,000 stores gives it a significant distribution advantage. Raia Drogasil is Brazil’s leading pharmacy chain. This company has built an extensive network of pharmacies across Brazil and continues to grow due to increasing demand for their products from an ageing population. Raia Drogasil maintains a good culture across its stores and have been able to service some of the most populated cities in Brazil. It continues to position itself to take market share through some acquisitions and organic growth.
Baidu is a Chinese internet company that has not performed well during the last year. Baidu has struggled to replace lagging revenues from its core internet search business with its newer investments in artificial intelligence and cloud services. Some of its underperformance can also be attributed to concerns stemming from strained U.S.-China trade relations. We have decided to monitor the situation closely. ASOS, the UK online fashion retail platform, has not performed well during this period. ASOS has had several profit warnings during the year and struggled with some operational and warehousing challenges with their European and U.S. business. Despite its 2019 struggles, the company reported some good results in September. However, we continue to monitor this holding. Wood Group is an oil services company based in the UK. Wood Group’s performance may be attributed in part to sterling weakness during the year and the market’s concern about the ongoing integration of Amec Foster Wheeler, a company that Wood Group purchased two years ago. We believe that the investment case which views Wood Group as the likely beneficiary of further exploration and development activities by larger resource companies, still stands and will continue to watch this holding.
Outlook & Strategy
Though there may be some ongoing anxieties around current geopolitical issues, we strive not to be distracted by short term market movements. Our bottom-up approach to investing focuses on finding what we believe are well-managed, good quality companies that can perform well over meaningful time periods. We are optimistic that the international businesses in the Fund have potential to deliver attractive growth for investors.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
35

Harbor International Growth Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
(Excludes short-term investments)
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.3%
Shares		Value
AUTO COMPONENTS—0.8%
97,700	Denso Corp. (Japan)	$ 4,536
AUTOMOBILES—0.8%
552,683	Mahindra & Mahindra Ltd. GDR (India)[1]	4,733
BANKS—2.5%
943,200	Public Bank BHD (Malaysia)	4,578
532,127	United Overseas Bank Ltd. (Singapore)	10,476
		15,054
BEVERAGES—4.0%
5,158,500	Thai Beverage PCL (Thailand)	3,463
568,569	Treasury Wine Estates Ltd. (Australia)	6,893
1,552,000	Tsingtao Brewery Co. Ltd. (China)	8,994
465,064	United Spirits Ltd. (India)*	4,116
		23,466
BUILDING PRODUCTS—2.3%
150,295	Kingspan Group plc (Ireland)	7,786
417,724	Nibe Industrier AB (Sweden)	5,720
		13,506
CAPITAL MARKETS—2.8%
554,515	Hargreaves Lansdown plc (United Kingdom)	12,733
805,845	Jupiter Fund Management plc (United Kingdom)	3,578
		16,311
CHEMICALS—4.7%
438,757	Asian Paints Ltd. (India)	11,180
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
165,890	Johnson Matthey plc (United Kingdom)	$ 6,590
218,241	Novozymes AS (Denmark)	10,288
		28,058
COMMERCIAL SERVICES & SUPPLIES—1.0%
375,382	HomeServe plc (United Kingdom)	5,638
DIVERSIFIED FINANCIAL SERVICES—1.5%
173,761	Investor AB Class B (Sweden)[2]	8,915
ELECTRICAL EQUIPMENT—3.0%
112,852	Legrand SA (France)	8,816
62,900	Nidec Corp. (Japan)	9,261
		18,077
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
9,900	Keyence Corp. (Japan)	6,260
161,100	Murata Manufacturing Co. Ltd. (Japan)	8,771
		15,031
ENERGY EQUIPMENT & SERVICES—0.5%
640,225	John Wood Group plc (United Kingdom)	2,811
ENTERTAINMENT—1.1%
45,623	Spotify Technology SA (Sweden)*	6,583
FOOD & STAPLES RETAILING—4.1%
449,959	Jeronimo Martins SGPS SA (Portugal)	7,561
362,500	Raia Drogasil SA (Brazil)*	9,943

36

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
56,900	Sugi Holdings Co. Ltd. (Japan)	$ 3,158
1,204,500	Wal-Mart de Mexico SAB de CV (Mexico)*	3,610
		24,272
HEALTH CARE EQUIPMENT & SUPPLIES—5.2%
89,970	Cochlear Ltd. (Australia)	13,126
677,400	Olympus Corp. (Japan)	9,217
134,000	Sysmex Corp. (Japan)	8,743
		31,086
HOUSEHOLD PRODUCTS—1.1%
136,400	Pigeon Corp. (Japan)	6,659
INDUSTRIAL CONGLOMERATES—1.2%
41,600	Jardine Matheson Holdings Ltd. (Singapore)	2,372
155,300	Jardine Strategic Holdings Ltd. (Singapore)	5,015
		7,387
INSURANCE—5.6%
1,200,400	AIA Group Ltd. (Hong Kong)	11,954
11,088	Fairfax Financial Holdings Ltd. (Canada)	4,697
337,700	MS&AD Insurance Group Holdings Inc. (Japan)	10,905
494,000	Ping An Insurance Group Co. of China Ltd. (China)	5,702
		33,258
INTERACTIVE MEDIA & SERVICES—6.3%
1,376,661	Auto Trader Group plc (United Kingdom)[3]	10,031
39,214	Baidu Inc. ADR (China)*,4	3,994
290,000	Kakaku.com Inc. (Japan)	6,734
25,897	Naver Corp. (South Korea)	3,651
1,655,139	Rightmove plc (United Kingdom)	12,847
		37,257
INTERNET & DIRECT MARKETING RETAIL—9.5%
85,571	Alibaba Group Holding Ltd. ADR (China)*,4	15,118
78,260	ASOS plc (United Kingdom)*	3,597
94,396	MakeMyTrip Ltd. (India)*	2,173
64,512	Naspers Ltd. (South Africa)	9,129
64,512	Prosus NV (Netherlands)*	4,449
1,407,382	Trainline plc (United Kingdom)*,3	7,603
142,261	Trip.com Group Ltd. ADR (China)*,4	4,693
219,061	Zalando SE (Germany)*,3	9,498
		56,260
IT SERVICES—3.6%
84,207	Bechtle AG (Germany)	9,119
38,782	Shopify Inc. (Canada)*	12,161
		21,280
LEISURE PRODUCTS—1.3%
45,800	Shimano Inc. (Japan)	7,623
LIFE SCIENCES TOOLS & SERVICES—1.6%
13,735	Mettler-Toledo International Inc. (Switzerland)*	9,682
MACHINERY—9.3%
161,322	Atlas Copco AB Class A (Sweden)[2]	5,694
156,158	Atlas Copco AB Class B (Sweden)	4,845
151,787	Epiroc AB Class A (Sweden)*,2	1,710
425,397	Epiroc AB Class B (Sweden)*	4,633
126,549	Kone OYJ (Finland)	8,058
38,859	Schindler Holding AG (Switzerland)	9,520
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
23,800	SMC Corp. (Japan)	$ 10,283
851,500	Techtronic Industries Co. Ltd. (Hong Kong)	6,655
203,837	Weir Group plc (United Kingdom)	3,561
		54,959
PERSONAL PRODUCTS—3.5%
78,000	Kao Corp. (Japan)	6,271
177,100	Shiseido Co. Ltd. (Japan)	14,602
		20,873
PROFESSIONAL SERVICES—2.4%
106,057	Intertek Group plc (United Kingdom)	7,353
428,662	SEEK Ltd (Australia)	6,709
		14,062
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.3%
43,894	ASML Holding NV (Netherlands)	11,505
352,822	Infineon Technologies AG (Germany)	6,834
341,540	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[4]	17,634
14,113	U-Blox Holding AG (Switzerland)*	1,144
		37,117
SPECIALTY RETAIL—1.8%
341,013	Industria de Diseno Textil SA (Spain)[2]	10,626
TEXTILES, APPAREL & LUXURY GOODS—4.3%
31,692	adidas AG (Germany)	9,797
230,036	Burberry Group plc (United Kingdom)	6,100
121,975	Cie Financiere Richemont SA (Switzerland)[2]	9,585
		25,482
THRIFTS & MORTGAGE FINANCE—1.9%
376,102	Housing Development Finance Corp. Ltd. (India)	11,315
WIRELESS TELECOMMUNICATION SERVICES—0.8%
122,100	SoftBank Group Corp. (Japan)	4,697
TOTAL COMMON STOCKS
(Cost $499,075)		576,614

PREFERRED STOCKS—1.5%
(Cost $5,800)
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
44,566	Sartorius AG (Germany)	8,660

SHORT-TERM INVESTMENTS—3.0%
(Cost $17,687)

17,687,216	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 1.75%)[5]	17,687
TOTAL INVESTMENTS—101.8%
(Cost $522,562)		602,961
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.8)%		(10,529)
TOTAL NET ASSETS—100.0%		$592,432

37

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 9,129	$—	$ 9,129
Europe	16,265	238,545	—	254,810
Latin America	13,553	—	—	13,553
Middle East/Central Asia	2,413	31,104	—	33,517
North America	16,858	—	—	16,858
Pacific Basin	41,439	207,308	—	248,747
Preferred Stocks
Europe	—	8,660	—	8,660
Short-Term Investments
Investment Company-Securities Lending Investment Fund	17,687	—	—	17,687
Total Investments in Securities	$108,215	$494,746	$—	$602,961
There were no Level 3 holdings at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	GDR after the name of a security stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions.
2	All or a portion of this security was out on loan as of October 31, 2019.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $27,132 or 5% of net assets.
4	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
5	Represents the investment of collateral received from securities lending activities
The accompanying notes are an integral part of the Financial Statements.
38

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Cedar Street Asset Management LLC
455 North Cityfront Plaza Drive
Suite 1710
Chicago, IL 60611
Portfolio Managers
Jonathan P. Brodsky
Since 2019
Waldemar A. Mozes
Since 2019
Cedar Street has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Jonathan P. Brodsky

Waldemar A. Mozes

Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2019, the MSCI EAFE Small Cap (ND) Index gained 8.82% (all international and global returns are in U.S. Dollars). For much of the fiscal year, financial markets have been driven more by increasing geopolitical uncertainty than by company fundamentals, in our view. The trade war between the U.S. and China, the meandering Brexit saga, and various drone attacks and bombings striking strategic energy assets in the Middle East are just some of the issues weighing on sentiment. Central banks have responded with more monetary easing. A quest for “safe haven” assets has produced a $17 trillion pool of debt that has a negative yield, while developed market government bond yields have mostly reverted to 2016 lows. In response, equity investors have aggressively bid up stocks exposed to size, quality, momentum, and low-volatility factors while small caps, value, negative momentum, and high-volatility factors have all experienced declines.
In this context, although the returns from the countries that constitute the MSCI EAFE Small Cap (ND) Index were generally positive, large caps tended to outperform small caps. From a sector perspective, Consumer Staples, Utilities, and Real Estate have tended to perform well relative to other sectors due to their high concentration of companies with favored factor exposure. In essence, we believe macroeconomic and geopolitical uncertainty has favored equities that have bond-like safety characteristics.
Performance
Harbor International Small Cap Fund underperformed the return of the MSCI EAFE Small Cap (ND) Index during the period. The Fund returned 5.23% (Retirement Class), 5.25% (Institutional Class), 4.90% (Administrative Class), and 4.70% (Investor Class) compared to the MSCI EAFE Small Cap (ND) Index return of 8.82%. On May 23, 2019, Cedar Street Asset Management LLC (“Cedar Street”) was appointed as subadviser to the Fund, replacing Baring International Investment Limited. The Fund’s performance was essentially in-line with its benchmark’s results from November 1, 2018 through May 22, 2019 and positive stock selection across a variety of sectors, especially Financials and Materials, was largely offset by poor sector positioning, including large underweights to REITs and Information Technology. Comments below are relevant for the period since Cedar Street assumed subadvisory responsibilities for the Fund in late May of 2019.
The negative relative return over the period was disappointing and primarily reflects stock selection in continental Europe, especially Germany, France, and the Netherlands, offset somewhat by positive returns in the UK and Japan, our two largest country weights. From a sector perspective, stock selection in Consumer Discretionary and a lack of exposure to the Real Estate sector were the main contributors to the negative relative return, but they were offset by positive stock selection in the Materials and Technology sectors.
Our investment strategy seeks to capture market pricing inefficiencies through our bottom up stock selection process that identifies cheaply priced stocks that do not fully reflect the strength of a company’s underlying business. The companies in which we seek to invest have in our view, solid balance sheets, generate above average returns on equity through a full business cycle, and, due to the strength of their businesses, have the potential to produce considerable sales and earnings growth. But because of some negative short-term dynamics, we believe that current market valuations do not fully capture the long-term potential, in our view.
During the period under review, the most significant detractors to Fund performance were Tarkett, a French commercial flooring and sports surfaces business with global presence and Bertrandt AG, a German engineering services business supplying research and development and testing services to European automotive OEMs. Tarkett has been experiencing both weak demand trends due to high levels of corporate uncertainty and input cost inflation from high commodity costs. Tarkett’s near-term restructuring and pricing actions have resulted in inconsistent execution, especially in key markets in North America and Europe. Bertrandt, which has been at the forefront of developing systems and work streams to support its OEM customers’
39

Harbor International Small Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Annualized
			Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	5.23%	N/A	8.06%
Institutional Class[1]	5.25	N/A	8.01
Administrative Class[1]	4.90	N/A	7.71
Investor Class[1]	4.70	N/A	7.59
Comparative Index
MSCI EAFE Small Cap (ND)[1]	8.82%	N/A	9.79%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.88% (Net) and 1.08% (Gross) (Retirement Class); 0.96% (Net) and 1.16% (Gross) (Institutional Class); 1.21% (Net) and 1.41% (Gross) (Administrative Class); and 1.33% (Net) and 1.53% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
push into electric vehicles (“EV”) has faced delays in receiving orders from its from OEM customers because product requirements changed dramatically. Meanwhile the company continues to invest in facilities and people in anticipation of an EV wave, pressuring near-term margins. We would also note that both companies trade at earnings and book valuation multiples that are at or below global financial crisis lows, despite substantially larger operations and cleaner balance sheets.
Cobham PLC, a UK aerospace and defense contractor was the most significant contributor to returns during the period under review. Cobham has recently completed a major restructuring effort that entailed rationalizing its product scope and significantly de-levering the balance. Management divested a highly profitable but non-core electronics unit that accelerated its transformation. Advent International, a U.S. private equity firm, made an opportunistic bid for the company at a 35% premium to its pre-deal price. We exited the position when shares traded above the offer price on concerns that government scrutiny on national security grounds could scupper the deal.
Sector and geographic allocations within the Fund are dependent on bottom-up stock selection. As such the Fund’s considerable overweight position in the Industrials sector reflects our conviction around specific holdings.
From a geographical perspective, allocations for most countries were right in-line with the index except for our underweight position in the UK and Australia and moderate overweight positions in Germany, Hong Kong, and France.
Outlook & Strategy
While we continue to believe the current extreme environment, including $17 trillion in nominally negative yielding debt and utility indexes trading at 19x price to earnings multiples, is unsustainable, we are unable to predict when it will end. Instead we continue to utilize our time-tested process to identify what we believe to be good quality, low-priced stocks that are currently out of favor for some short-term reason. Having experienced extreme market conditions in past cycles, we believe that company-specific fundamentals rather than macro uncertainty will once again be the dominant driver of investment returns. Our view is that in the long term this value-centric approach allows investors to gain exposure to some of the most dynamic growth markets while also improving diversification and mitigating some of the potential risks of investing in non-U.S. asset classes.

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 10/31/2019.
This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—91.8%
Shares		Value
AEROSPACE & DEFENSE—1.8%
346,223	Senior plc (United Kingdom)	$ 828
AIR FREIGHT & LOGISTICS—3.6%
463,500	Kerry Logistics Network Ltd. (Hong Kong)	740
56,703	Kintetsu World Express Inc. (Japan)	917
		1,657
BANKS—5.3%
278,200	Bank of East Asia Ltd. (Hong Kong)	670
510,484	CYBG plc (United Kingdom)	908
85,666	Spar Nord Bank AS (Denmark)	837
		2,415
BUILDING PRODUCTS—2.8%
19,100	Central Glass Co. Ltd. (Japan)	460
51,270	Tarkett SA (France)	835
		1,295
CAPITAL MARKETS—2.2%
26,802	JAFCO Co. Ltd. (Japan)	1,007
CHEMICALS—3.2%
37,600	Fuso Chemical Co. Ltd. (Japan)	970
53,700	Neo Performance Materials Inc. (Canada)	492
		1,462
COMMERCIAL SERVICES & SUPPLIES—0.3%
47,303	Mears Group PLC (United Kingdom)	156
CONSTRUCTION & ENGINEERING—4.0%
45,190	Arcadis NV (Netherlands)	894
58,353	Raito Kogyo Co. Ltd. (Japan)	927
		1,821
CONSUMER FINANCE—1.6%
128,386	Resurs Holding AB (Sweden)[1]	756
CONTAINERS & PACKAGING—1.7%
64,567	BillerudKorsnas AB (Sweden)	777
DISTRIBUTORS—2.0%
108,450	Inchcape plc (United Kingdom)	907
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—2.0%
494,500	Johnson Electric Holdings Ltd. (Hong Kong)	$ 903
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
8,029	Landis+Gyr Group AG (Switzerland)*	745
37,900	Nohmi Bosai Ltd. (Japan)	789
		1,534
FOOD PRODUCTS—5.2%
42,374	Ebro Foods SA (Spain)	930
162,173	Elders Ltd. (Australia)	660
2,251,600	Japfa Ltd. (Singapore)	811
		2,401
HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
20,600	Paramount Bed Holdings Co. Ltd. (Japan)	788
HEALTH CARE PROVIDERS & SERVICES—4.1%
32,240	BML Inc. (Japan)	946
450,715	Healius Ltd. (Australia)	958
		1,904
HOTELS, RESTAURANTS & LEISURE—1.8%
51,308	Resorttrust Inc. (Japan)	819
HOUSEHOLD DURABLES—2.2%
56,600	Fujitsu General Ltd. (Japan)	1,022
INSURANCE—3.1%
19,080	ASR Nederland NV (Netherlands)	700
66,161	Coface SA (France)	723
		1,423
INTERNET & DIRECT MARKETING RETAIL—2.8%
329,958	N Brown Group plc (United Kingdom)	534
62,594	Takkt AG (Germany)	744
		1,278
IT SERVICES—0.7%
32,877	Indra Sistemas SA (Spain)*	318
MACHINERY—6.8%
12,900	Krones AG (Germany)	843
25,851	METAWATER Co. Ltd. (Japan)	1,013

41

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
18,317	Nabtesco Corp. (Japan)	$ 583
32,000	OSG Corp. (Japan)	684
		3,123
MARINE—2.1%
25,937	Clarkson plc (United Kingdom)	950
MEDIA—1.9%
51,775	Criteo SA ADR (France)*,2	865
METALS & MINING—1.7%
22,100	DOWA Holdings Co. Ltd. (Japan)	763
OIL, GAS & CONSUMABLE FUELS—3.2%
59,225	Golar LNG Ltd. (Bermuda)	815
488,488	Viva Energy Group Ltd. (Australia)[1]	673
		1,488
PAPER & FOREST PRODUCTS—1.6%
199,625	Navigator Co. SA (Portugal)	720
PERSONAL PRODUCTS—1.9%
48,550	Ontex Group NV (Belgium)	881
PROFESSIONAL SERVICES—4.3%
14,807	Bertrandt AG (Germany)	739
37,337	Brunel International NV (Netherlands)	346
18,801	DKSH Holding AG (Switzerland)	894
		1,979
ROAD & RAIL—2.5%
259,837	Northgate plc (United Kingdom)	1,160
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.2%
6,753	Siltronic AG (Germany)	643
25,920	Sumco Corp. (Japan)	431
39,725	Tower Semiconductor Ltd. (Israel)*	871
95,225	X-Fab Silicon Foundries SE (Belgium)*,1	429
		2,374
SPECIALTY RETAIL—1.2%
72,850	Matas AS (Denmark)	558
TRADING COMPANIES & DISTRIBUTORS—4.0%
87,755	BOC Aviation Ltd. (Singapore)[1]	824
38,150	Kanamoto Co. Ltd. (Japan)	1,020
		1,844
TOTAL COMMON STOCKS
(Cost $42,097)		42,176

PREFERRED STOCKS—2.0%
(Cost $882)
HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
15,672	Draegerwerk AG & Co KGaA (Germany)	919
TOTAL INVESTMENTS—93.8%
(Cost $42,979)		43,095
CASH AND OTHER ASSETS, LESS LIABILITIES—6.2%		2,855
TOTAL NET ASSETS—100.0%		$45,950
42

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$1,680	$19,755	$—	$21,435
Middle East/Central Asia	871	—	—	871
North America	—	492	—	492
Pacific Basin	—	19,378	—	19,378
Preferred Stocks
Europe	—	919	—	919
Total Investments in Securities	$2,551	$40,544	$—	$43,095
There were no Level 3 holdings at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $2,682 or 6% of net assets.
2	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
43

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110
Portfolio Managers
Brendan O. Bradley, Ph.D.
Since 2019
Ryan D. Taliaferro, Ph.D.
Since 2019
Harry Gakidis, Ph.D.
Since 2019
Acadian has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Brendan O. Bradley, Ph.D.

Ryan D. Taliaferro, Ph.D.

Harry Gakidis, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
International equities advanced for the period March 1, 2019 through October 31, 2019 but concerns over slowing global growth and U.S.-China trade tensions cast a shadow on international equity markets earlier in the year ended October 31, 2019. Weaker global growth forecasts in export-oriented European economies as well as Brexit uncertainty weighed further on equities. Markets, however, found a more stable footing and began to recover in late summer in response to easing by the U.S. Federal Reserve (Fed), accommodative monetary policy by the European Central Bank (ECB), and on the prospect of a possible resolution to U.S.-China trade tensions.
PERFORMANCE
For the period since inception, March 1, 2019, to October 31, 2019, Harbor Overseas Fund returned 3.10% (Retirement Class), 3.10% (Institutional Class), and 2.80% (Investor Class), compared to the MSCI EAFE (ND) Index return of 6.92%. Performance relative to the benchmark was driven by both negative stock selection and allocation effects during the period.
Acadian’s investment philosophy is centered in the belief that markets are inefficient and that these inefficiencies are driven in part by behavioral biases that result in mispricing opportunities. Acadian applies fundamental insights in a systematic manner to exploit security mis-pricings and identify attractive investment opportunities. Further, we believe that a successful investment approach must be multi-faceted and adaptive in nature, acknowledging that risk/reward relationships evolve over time and that markets may reward different characteristics during specific periods of a market cycle. These observations suggest that adding value in a consistent fashion can be best achieved by assessing the value of information at different points in time and applying these insights in an objective, quantitative manner across a broad opportunity set. To realize these insights, Acadian employs a dynamic investment strategy which adapts to the current market environment and utilizes a disciplined, systematic approach to stock selection.
From a stock selection perspective, attractive fundamental characteristics were generally not rewarded. UK materials firm Evraz Plc was the Fund’s largest detractor, as the stock price fell on weaker than expected margins and slowing global demand for steel. Japan Post similarly detracted from performance, with the stock falling on regulatory concerns. Stock positions within European pharmaceuticals and media also contributed negatively during the period.
Partially offsetting the above, positive stock selection added value in European diversified financials, Australian materials, and Australian software. For example, an investment in Italian financial services provider Banca Generali added value, as the stock advanced on stronger than expected earnings. In Australia, positions in miner Fortescue Metals and software maker Atlassian also contributed positively, consistent with their overweight holdings in the portfolio.
From an allocation perspective, the Fund also benefitted from an opportunistic exposure to Brazil and an underweight position to European and UK banks. However, an opportunistic exposure to China, as well as overweight positions in European telecoms and Japanese banks detracted from performance.
44

Harbor Overseas Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the 03/01/2019 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Overseas Fund
Retirement Class[1]	N/A	N/A	3.10%
Institutional Class[1]	N/A	N/A	3.10
Investor Class[1]	N/A	N/A	2.80
Comparative Index
MSCI EAFE (ND)[1]	N/A	N/A	6.92%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.77% (Net) and 2.16% (Gross) (Retirement Class); 0.85% (Net) and 2.24% (Gross) (Institutional Class); 1.10% (Net) and 2.49% (Gross) (Administrative Class); 1.22% (Net) and 2.61% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
In following a systematic investment process, Acadian continually evaluates the effectiveness of stock selection based on attributes we believe predict future stock prices. For this period, we observed our views on stock valuations did not add to the portfolio’s returns relative to the benchmark. However, technical factors designed to take advantage of inherent supply and demand differences for stocks traded in the capital markets contributed positively to results for the period.
OUTLOOK & STRATEGY
Global markets began the final quarter of 2019 facing heightened economic and geopolitical uncertainty in many key regions. Although the themes underpinning current risks are nothing new to investors, their persistence and, in some cases, intensification, amplify downside risks. Slowing growth is a major concern, acknowledged by efforts of both the Fed and ECB to inject stimulus with rate cuts and bond purchase programs. The Organization for Economic Co-operation and Development, blaming the ongoing trade war, lowered its forecast for 2019 global growth in September to 2.9% from its prior forecast of 3.2%. The trade war remains the primary headwind, and specifically its impact on manufacturing and the knock-on effects felt in consumer spending. Economic indicators have been trending lower in recent months, none more dramatically than the manufacturing data. Purchasing Managers Indexes recently fell to 10-year lows in the U.S. in September. Europe’s manufacturing sector is also in contraction, and the effects have been dramatic in emerging economies which often do not have the robust services component to help buffer weak manufacturing. Overall, softening growth forecasts are not surprising given the lack of progress in resolving global trade friction, simmering geopolitical risk in Europe and Hong Kong, and political uncertainty in the U.S. We retain a view that risks are tilted to the downside and will remain so until world leaders are able to resolve trade differences and subdue political turmoil in key areas.
We believe that the portfolio is currently well positioned in both the near term and long term to add value for our clients. We also understand that markets are constantly evolving. As such, we are always looking for ways to enhance our investment process across all phases, including model enhancement, risk controls, and implementation. We believe this will allow us to continue to be successful in the long term.

1	The “Life of Fund” return as shown reflects the period 03/01/2019 through 10/31/2019.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
45

Harbor Overseas Fund
Portfolio of Investments—October 31, 2019

REGION BREAKDOWN (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—1.0%
295	Airbus SE (France)	$ 42
30	ECA (France)	1
782	Hanwha Aerospace Co. Ltd. (South Korea)*	26
16,442	Leonardo SpA (Italy)	191
98	Sogeclair (France)	3
445	Ultra Electronics Holdings plc (United Kingdom)	11
		274
AIR FREIGHT & LOGISTICS—0.1%
13,372	Royal Mail plc (United Kingdom)	37
AIRLINES—0.0%
442	Deutsche Lufthansa AG (Germany)	8
AUTO COMPONENTS—0.1%
3,830	Grupo Industrial Saltillo SAB de CV (Mexico)	5
500	Showa Corp. (Japan)	10
		15
AUTOMOBILES—1.4%
14,687	Peugeot SA (France)	372
BANKS—14.7%
245	Bank Hapoalim BM ADR (Israel)[1]	10
7,213	Bank Leumi Le-Israel (Israel)	53
4,600	Bank of Montreal (Canada)	341
1,862,100	Bank Pembangunan Daerah Jawa Timur TBK PT (Indonesia)	92
10,664	Barclays plc (United Kingdom)	23
7,251	BNP Paribas SA (France)	379
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
10,641	CFE Capital S de RL de CV (Mexico)	$ 13
400	DBS Group Holdings Ltd. (Singapore)	8
5,401	Erste Group Bank AG (Austria)*	191
38,668	Faisal Islamic Bank of Egypt (Egypt)	38
132,000	Industrial & Commercial Bank of China Ltd. (China)	95
49,490	Israel Discount Bank Ltd. (Israel)	226
319	Israel Discount Bank Ltd. ADR (Israel)[1]	14
34,200	Japan Post Bank Co. Ltd. (Japan)	340
95,100	Mitsubishi UFJ Financial Group Inc. (Japan)	493
281,500	Mizuho Financial Group Inc. (Japan)	437
4,800	Royal Bank of Canada (Canada)	387
6,010	SpareBank 1 BV (Norway)	24
593	Sparebanken Sor (Norway)	6
3,722	Standard Chartered plc (United Kingdom)	34
12,500	Sumitomo Mitsui Financial Group Inc. (Japan)	444
2,000	Sumitomo Mitsui Trust Holdings Inc. (Japan)	73
2,300	Toronto-Dominion Bank (Canada)	131
		3,852
BEVERAGES—0.8%
1,354	Carlsberg AS (Denmark)	191
16,198	Ginebra San Miguel Inc. (Philippines)	15
70	Heineken Holding NV (Netherlands)	7
		213
BUILDING PRODUCTS—0.3%
668	FM Mattsson Mora Group AB (Sweden)	6
1,880	Inwido AB (Sweden)	12

46

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BUILDING PRODUCTS—Continued
5,888	Norcros plc (United Kingdom)	$ 18
2,477	Systemair AB (Sweden)	36
		72
CAPITAL MARKETS—3.4%
8,871	3i Group plc (United Kingdom)	130
273	Altamir (France)*	5
8,452	Banca Generali SpA (Italy)	276
10,039	Fiducian Group Ltd. (Australia)	37
3,001	London Stock Exchange Group plc (United Kingdom)	271
7,000	Singapore Exchange Ltd. (Singapore)	46
8,851	St. James's Place plc (United Kingdom)	119
		884
CHEMICALS—0.0%
1,800	AirBoss of America Corp. (Canada)	11
COMMERCIAL SERVICES & SUPPLIES—1.4%
26,692	BSA Ltd. (Australia)	7
100	Calian Group Ltd. (Canada)	3
412	Catering International Services (France)	6
6,400	DAI Nippon Printing Co. Ltd. (Japan)	171
599	Fursys Inc. (South Korea)	16
450	GDI Integrated Facility Services Inc. (Canada)*	10
42	Orell Fuessli Holding AG (Switzerland)*	4
7,600	Toppan Printing Co. Ltd. (Japan)	140
		357
COMMUNICATIONS EQUIPMENT—0.1%
484	Radware Ltd. (Israel)*	11
1,220	Telefonaktiebolaget LM Ericsson (Sweden)	11
		22
CONSTRUCTION & ENGINEERING—0.3%
41,300	Boustead Singapore Ltd. (Singapore)	24
19,465	Decmil Group Ltd. (Australia)	11
32,791	Johns Lyng Group Ltd. (Australia)	42
		77
CONSTRUCTION MATERIALS—0.7%
58,953	Fletcher Building Ltd. (New Zealand)	173
19,932	Steppe Cement Ltd. (Malaysia)*	7
		180
CONSUMER FINANCE—0.1%
44,900	RCE Capital BHD (Malaysia)	17
CONTAINERS & PACKAGING—0.0%
64,100	Hanwell Holdings Ltd. (Singapore)	11
DISTRIBUTORS—1.0%
10,800	Jardine Cycle & Carriage Ltd. (Singapore)	260
DIVERSIFIED CONSUMER SERVICES—0.1%
19,161	China Beststudy Education Group (Hong Kong)*	7
1,743	Internationella Engelska Skolan I Sverige Holding II AB (Sweden)	13
		20
DIVERSIFIED FINANCIAL SERVICES—0.4%
1,010	Exor NV (Netherlands)	78
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—Continued
13,798	IGB Bhd (Malaysia)	$ 9
15,000	Mulpha International BHD (Malaysia)*	7
		94
DIVERSIFIED TELECOMMUNICATION SERVICES—2.6%
145,911	BT Group plc (United Kingdom)	387
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	4
6,000	Nippon Telegraph & Telephone Corp. (Japan)	298
109	Telefonica SA (Spain)	1
		690
ELECTRIC UTILITIES—1.6%
3,216	Enel Americas SA ADR (Chile)[1]	31
28,931	Enel SpA (Italy)	224
16,707	Iberdrola SA (Spain)	172
23,158	OPG Power Ventures plc (United Kingdom)	4
		431
ELECTRICAL EQUIPMENT—0.1%
250,000	Jiangnan Group Ltd. (Hong Kong)	11
205	Somfy SA (France)	19
		30
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.7%
190	Barco NV (Belgium)	41
98,377	Datatec Ltd. (South Africa)	235
13,314	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)[2]	69
548	IDIS Holdings Co. Ltd. (South Korea)	6
1,006	Telsys (Israel)	21
7,354	Venture Corp. Ltd. (Singapore)	85
		457
ENERGY EQUIPMENT & SERVICES—0.7%
67,271	CGG SA (France)*	157
149,000	Hilong Holding Ltd. (Hong Kong)	16
		173
ENTERTAINMENT—2.0%
1,029	Ol Groupe SA (France)*	4
1,206	Ubisoft Entertainment SA (France)*	71
15,418	Vivendi SA (France)	429
106,364	Zengame Technology Holding Ltd. (Hong Kong)*	9
		513
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
14,185	Yeni Gimat Gayrimenkul Ortakligi AS (Turkey)	28
FOOD & STAPLES RETAILING—1.8%
18,464	Koninklijke Ahold Delhaize NV (Netherlands)	460
38,000	Springland International Holdings Ltd. (Hong Kong)	7 [x]
		467
FOOD PRODUCTS—0.1%
900	Maeil Holdings Co. Ltd. (South Korea)	9
119	Neto ME Holdings Ltd. (Israel)*	10
4,363	PGG Wrightson Ltd. (New Zealand)	7
		26
HEALTH CARE EQUIPMENT & SUPPLIES—4.0%
28,686	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	352
12,359	Getinge AB Class B (Sweden)	211

47

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
372	GN Store Nord AS (Denmark)	$ 16
10,379	Koninklijke Philips NV (Netherlands)	455
1,579	Medistim ASA (Norway)	27
		1,061
HEALTH CARE PROVIDERS & SERVICES—0.2%
1,337	MediPAL Holdings Corp. (Japan)	30
200	Neuca SA (Poland)	19
		49
HOTELS, RESTAURANTS & LEISURE—0.4%
989	Compass Group plc (United Kingdom)	26
410	Evolution Gaming Group AB ADR (Sweden)[1]	10
83,100	Jaya Bersama Indo TBK PT (Indonesia)*	11
4,217	Jumbo Interactive Ltd. (Australia)	65
		112
HOUSEHOLD DURABLES—4.3%
477	Amica SA (Poland)	15
35,688	Barratt Developments plc (United Kingdom)	292
2,956	Berkeley Group Holdings plc (United Kingdom)	168
9,600	Lii Hen Industries BHD (Malaysia)	7
18,400	Sekisui House Ltd. (Japan)	397
142	Surteco Group SE (Germany)	3
117,956	Taylor Wimpey plc (United Kingdom)	253
		1,135
HOUSEHOLD PRODUCTS—0.1%
2,824	Kimberly-Clark de Mexico SAB de CV ADR (Mexico)*,1	28
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
46,938	Meridian Energy Ltd. (New Zealand)	138
INSURANCE—7.9%
788	Ageas (Belgium)	45
1,495	Allianz SE (Germany)	365
22,970	Assicurazioni Generali SpA (Italy)	466
19,881	Avivasa Emeklilik VE Hayat As (Turkey)	40
4,223	European Reliance General Insurance Co. SA (Greece)*	24
1,100	Great Eastern Holdings Ltd. (Singapore)	18
2,200	iA Financial Corp. Inc. (Canada)	106
33,600	Japan Post Holdings Co. Ltd. (Japan)	308
85,381	Legal + General Group plc (United Kingdom)	292
113,000	Paninvest TBK PT (Indonesia)*	10
3,167	QBE Insurance Group Ltd. (Australia)	28
3,500	Tokio Marine Holdings Inc. (Japan)	189
66,066	Unipolsai Assicurazioni SpA (Italy)	184
		2,075
INTERACTIVE MEDIA & SERVICES—0.1%
20,061	Auto Trader Group plc ADR (United Kingdom)[1]	35
120	Mediagrif Interactive Technologies Inc. (Canada)	1
		36
INTERNET & DIRECT MARKETING RETAIL—0.3%
1,871	Lastminute.com NV (Netherlands)*	78
4,717	Temple & Webster Group Ltd. (Australia)*	7
		85
IT SERVICES—2.8%
300	Business Engineering Corp. (Japan)	9
819	Comarch SA (Poland)	38
18,122	Eckoh plc (United Kingdom)	12
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
4,500	Fujitsu Ltd. (Japan)	$ 399
241,419	Hi Sun Technology China Ltd. (Hong Kong)*	42
3,715	Kainos Group plc (United Kingdom)	24
345	Know It AB (Sweden)	7
500	Nomura Research Institute Ltd. (Japan)	11
4,900	Otsuka Corp. (Japan)	197
413	Techedge SpA (Italy)	2
		741
LIFE SCIENCES TOOLS & SERVICES—1.9%
4,402	Ergomed plc (United Kingdom)*	18
1,657	Sartorius Stedim Biotech (France)	248
559	Siegfried Holding AG (Switzerland)*	228
		494
MACHINERY—2.3%
5,334	Atlas Copco AB Class A (Sweden)	188
20,851	Deutz AG (Germany)	116
5,102	DY Corp. (South Korea)	21
1,200	Mitsuboshi Belting Ltd. (Japan)	23
52,400	Zhengzhou Coal Mining Machinery Group Co. Ltd. (China)	26
318,200	Zoomlion Heavy Industry Science And Technology Co. Ltd. (China)	234
		608
MEDIA—2.0%
1,634	4imprint Group plc (United Kingdom)	63
4,693	Bloomsbury Publishing plc (United Kingdom)	15
18,144	Cello Health plc (United Kingdom)	30
195	Cogeco Communications Inc. (Canada)	17
300	Cogeco Inc. (Canada)	23
4,472	Corus Entertainment Inc. (Canada)	17
85	GTN Ltd. (Australia)	—
2,451	HighCo SA (France)	15
3,663	Ilkka-Yhtyma OYJ (Finland)	16
3,975	North Media AS (Denmark)	22
34,186	Nos SGPS SA (Portugal)	203
8,618	WPP plc (United Kingdom)	108
		529
METALS & MINING—4.2%
94,785	Arcelormittal South Africa Ltd. (South Africa)*	11
22,947	Base Resources Ltd. (Australia)*	4
3,100	Bear Creek Mining Corp. (Canada)*	6
52,347	Champion Iron Ltd. (Australia)*	77
40,463	Evolution Mining Ltd. (Australia)	115
36,784	Evraz plc (United Kingdom)	176
59,033	Fortescue Metals Group Ltd. (Australia)	361
26,518	Maca Ltd. (Australia)	17
268	Newcrest Mining Ltd. (Australia)	6
91,030	Red 5 Ltd. (Australia)*	17
29,775	Regis Resources Ltd. (Australia)	101
12,083	Trans-Siberian Gold PLC (United Kingdom)	13
3,579	Tribune Resources Ltd. (Australia)*	21
76,658	Western Areas Ltd. (Australia)	169
		1,094
MULTI-UTILITIES—0.8%
46,370	Hera SpA (Italy)	199
OIL, GAS & CONSUMABLE FUELS—1.0%
24,800	China Aviation Oil Singapore Corp. Ltd. (Singapore)	22
3,453	OMV AG (Austria)	202

48

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
525	OMV AG ADR (Austria)[1]	$ 30
14,000	PetroChina Co. Ltd. (China)	7
29,450	Universal Coal plc CDI (United Kingdom)	5
		266
PAPER & FOREST PRODUCTS—0.0%
1,311	Midway Ltd. (Australia)	2
PERSONAL PRODUCTS—2.1%
593	Jacques Bogart SA (France)	5
9,437	Unilever NV (Netherlands)	558
		563
PHARMACEUTICALS—9.5%
321	H Lundbeck AS ADR (Denmark)[1]	11
1,666	Ipsen SA (France)	178
51	Merck KGAA (Germany)	6
4,800	Mochida Pharmaceutical Co. Ltd. (Japan)	191
8,095	Novartis AG (Switzerland)	707
9,347	Novo Nordisk AS (Denmark)	514
2,777	Roche Holding AG (Switzerland)	836
562	Vetoquinol SA (France)	37
		2,480
PROFESSIONAL SERVICES—2.3%
5,084	Keystone Law Group plc (United Kingdom)	33
4,498	People Infrastructure Ltd. (Australia)	11
1,738	RELX plc (United Kingdom)	42
7,160	Semcon AB (Sweden)	44
6,315	Wolters Kluwer NV (Netherlands)	465
		595
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
83,000	China Overseas Grand Oceans Group Ltd. (Hong Kong)	43
116,681	Ever Reach Group Holdings Co. Ltd. (Hong Kong)	15
37,000	Glorious Property Holdings Ltd. (Hong Kong)*	1
120,899	K Wah International Holdings Ltd. (Hong Kong)	66
1,235	LSR Group PJSC GDR (Russia)[2]	3
200	Mainstreet Equity Corp. (Canada)*	10
62,150	Powerlong Real Estate Holdings Ltd. (Hong Kong)	41
10,500	Sun Hung KAI Properties Ltd. (Hong Kong)	159
3,608	Tag Immobilien AG (Germany)*	88
7,000	Vanke Property Overseas Ltd. (Hong Kong)	4
363,000	Zhong An Group Ltd. (Hong Kong)*	11
		441
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.1%
4,200	Advantest Corp. (Japan)	191
4,960	AIXTRON SE (Germany)*	45
213	ASML Holding NV (Netherlands)	56
522	Dialog Semiconductor plc (United Kingdom)*	23
400	Nuflare Technology Inc. (Japan)	30
2,915	NXP Semiconductors NV (Netherlands)	331
1,520	Siltronic AG (Germany)	145
200	Tokyo Electron Ltd. (Japan)	41
9,846	Tower Semiconductor Ltd. (Israel)*	216
		1,078
SOFTWARE—3.9%
1,075	Atlassian Corp. plc (United Kingdom)*	130
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
1,836	Check Point Software Technologies Ltd. (Israel)*	$ 206
1,405	Cyberark Software Ltd. (Israel)*	143
3,315	IVU Traffic Technologies AG (Germany)*	40
2,762	MiX Telematics Ltd. ADR (South Africa)[1]	35
2,698	NICE Ltd. ADR (Israel)*,1	426
3,383	Sopheon plc (United Kingdom)	36
		1,016
SPECIALTY RETAIL—0.4%
43,981	Kathmandu Holdings Ltd. (New Zealand)*	88
20	Samse SA (France)	4
339,200	Tiphone Mobile Indonesia TBK PT (Indonesia)	8
		100
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
62,000	Lenovo Group Ltd. (China)	43
8,006	Samsung Electronics Co. Ltd. (South Korea)	346
		389
TEXTILES, APPAREL & LUXURY GOODS—0.4%
193	adidas AG (Germany)	60
4,864	Piquadro SpA (Italy)	13
1,472	Ratti SpA (Italy)	8
164	RedcapTour Co. Ltd. (South Korea)	2
600	Rhythm Watch Co. Ltd. (Japan)	6
344	Samyang Tongsang Co. Ltd. (South Korea)	17
		106
TOBACCO—1.3%
7,470	Swedish Match AB (Sweden)	351
TRANSPORTATION INFRASTRUCTURE—0.1%
23,631	Stalexport Autostrady SA (Poland)	19
WIRELESS TELECOMMUNICATION SERVICES—2.5%
2,600	KDDI Corp. (Japan)	72
17,500	NTT DoCoMo Inc. (Japan)	480
500	Trilogy International Partners Inc. (Canada)	1
50,803	Vodafone Group plc (United Kingdom)	103
		656
TOTAL COMMON STOCKS
(Cost $25,075)		26,037

PREFERRED STOCKS—0.1%
MACHINERY—0.1%
2,601	Danieli & C Officine Meccaniche SpA (Italy)	28
TOTAL PREFERRED STOCKS
(Cost $29)		28
TOTAL INVESTMENTS—99.3%
(Cost $25,104)		26,065
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		187
TOTAL NET ASSETS—100.0%		$26,252

49

Harbor Overseas Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 35	$ 284	$—	$ 319
Europe	551	13,848	—	14,427
Latin America	59	18	—	77
Middle East/Central Asia	1,026	310	—	1,336
North America	1,005	59	—	1,064
Pacific Basin	—	8,835	7	8,842
Preferred Stocks
Europe	—	28	—	28
Total Investments in Securities	$2,676	$23,382	$ 7	$26,065
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the period ended October 31, 2019. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 03/01/2019 (Inception) (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2019[w] (000s)
Common Stocks	$—	$—	$—	$—	$—	$(1)	$8	$—	$7
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Springland International
Holdings Ltd. (Hong Kong)	$7	Market Approach	Last Traded Price	HKD 1.42

*	Non-income producing security
1	ADR after the name of a security stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a security stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions.
h	Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
w	Amounts in this category are included in the “Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Common Stocks	$(1)
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
50

[THIS PAGE INTENTIONALLY LEFT BLANK]
51

Harbor International & Global Funds
StatementS of Assets and Liabilities—October 31, 2019

(All amounts in thousands, except per share amounts)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
ASSETS
Investments, at identified cost	$741,069	$ 87,868	$24,098	$ 86,964	$5,427,044	$522,562	$42,979	$25,104
Investments, at value (Including securities loaned of $1,510, $0, $0, $1,852, $0, $16,640, $0 and $0)	$763,723	$ 97,457	$25,899	$106,551	$5,594,745	$602,961	$43,095	$26,065
Cash	5,699	1,726	1,668	2,269	9,068	6,483	2,027	86
Foreign currency, at value (cost: $2,523, $41, $0, $0, $8,213, $88, $823 and $10)	2,542	41	—	—	8,248	88	827	10
Receivables for:
Investments sold	2,614	769	246	—	38,228	—	—	—
Foreign currency spot contracts	1,915	611	456	199	9,750	88	—	—
Capital shares sold	54	2	—	225	1,382	459	—	—
Dividends	2,089	58	46	90	23,594	918	87	111
Securities lending income	1	—	—	—	3	3	—	—
Purchased options, at value (cost: $0, $0, $0, $0, $0, $0, $0 and $0)	4	—	—	—	43	—	—	—
Withholding tax	470	—	1	6	42,130	434	43	15
Prepaid registration fees	30	26	1	1	25	24	1	1
Other assets	135	11	32	11	4,515	113	40	23
Total Assets	779,276	100,701	28,349	109,352	5,731,731	611,571	46,120	26,311
LIABILITIES
Payables for:
Investments purchased	1,832	492	269	596	5,340	—	67	—
Foreign currency spot contracts	1,913	617	457	199	9,752	88	—	—
Capital shares reacquired	93	—	—	5	10,142	235	42	—
Collateral for securities loaned	1,570	—	—	1,980	—	17,687	—	—
Accrued expenses:
Management fees	462	66	17	59	3,910	363	33	16
12b-1 fees	3	—	—	4	122	7	—	—
Transfer agent fees	31	5	1	9	438	41	3	1
Trustees' fees and expenses	37	6	1	6	4,067	90	3	1
Other	265	48	41	22	2,317	628	22	41
Total Liabilities	6,206	1,234	786	2,880	36,088	19,139	170	59
NET ASSETS	$773,070	$ 99,467	$27,563	$106,472	$5,695,643	$592,432	$45,950	$26,252
Net Assets Consist of:
Paid-in capital	$760,047	$ 90,441	$25,599	$ 80,586	$6,053,958	$514,893	$45,489	$25,466
Total distributable earnings/(loss)	13,023	9,026	1,964	25,886	(358,315)	77,539	461	786
	$773,070	$ 99,467	$27,563	$106,472	$5,695,643	$592,432	$45,950	$26,252

52

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$499,288	$49,052	$13,696	$12,245	$1,299,776	$143,276	$19,408	$13,090
Shares of beneficial interest[1]	44,711	4,456	1,271	397	33,327	8,876	1,554	1,269
Net asset value per share[2]	$ 11.17	$ 11.01	$ 10.78	$ 30.81	$ 39.00	$ 16.14	$ 12.49	$ 10.31
Institutional Class
Net assets	$257,860	$49,891	$13,833	$72,429	$3,814,616	$414,528	$25,758	$13,131
Shares of beneficial interest[1]	23,089	4,533	1,284	2,355	97,498	25,705	2,063	1,274
Net asset value per share[2]	$ 11.17	$ 11.01	$ 10.78	$ 30.75	$ 39.12	$ 16.13	$ 12.49	$ 10.31
Administrative Class
Net assets	$ 6,800	$ 5	N/A	$ 3,050	$ 70,981	$ 390	$ 356	N/A
Shares of beneficial interest[1]	611	1	N/A	101	1,808	24	29	N/A
Net asset value per share[2]	$ 11.14	$ 11.14	N/A	$ 30.15	$ 39.26	$ 16.10	$ 12.46	N/A
Investor Class
Net assets	$ 9,122	$ 519	$ 34	$18,748	$ 510,270	$ 34,238	$ 428	$ 31
Shares of beneficial interest[1]	823	47	3	631	13,202	2,139	34	3
Net asset value per share[2]	$ 11.08	$ 10.96	$ 10.76	$ 29.74	$ 38.65	$ 16.00	$ 12.45	$ 10.28

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
53

Harbor International & Global Funds
StatementS of Operations—Year Ended October 31, 2019

(All amounts in thousands)
	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund[a]	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund[b]
Investment Income
Dividends	$ 24,228	$ 2,457	$ 148	$ 994	$ 233,216	$14,902	$1,694	$ 811
Interest	201	45	14	34	2,842	142	66	3
Net securities lending income	119	—	—	1	739	55	—	—
Foreign taxes withheld	(1,902)	(262)	(12)	(44)	(17,145)	(840)	(149)	(66)
Total Investment Income	22,646	2,240	150	985	219,652	14,259	1,611	748
Operating Expenses
Management fees	5,482	828	82	591	56,712	4,046	521	128
12b-1 fees:
Administrative Class	15	—	N/A	4	186	1	1	N/A
Investor Class	20	2	—	38	1,559	80	1	—
Shareholder communications	34	7	10	7	351	18	13	5
Custodian fees	490	98	9	28	1,227	147	70	39
Transfer agent fees:
Retirement Class	78	6	1	2	358	21	3	2
Institutional Class	247	52	6	51	4,499	376	43	9
Administrative Class	6	—	N/A	2	72	—	—	N/A
Investor Class	17	1	—	33	1,348	69	1	—
Professional fees	80	42	63	9	478	51	71	55
Trustees' fees and expenses	35	4	1	3	355	25	3	1
Registration fees	75	57	61	61	127	63	65	65
Miscellaneous	17	10	7	9	150	15	9	9
Total expenses	6,596	1,107	240	838	67,442	4,912	801	313
Management fees waived	(1,373)	(37)	—	(20)	(4,836)	—	—	—
Transfer agent fees waived	(16)	(2)	—	(2)	(204)	(14)	(2)	(1)
Other expenses reimbursed	—	(119)	(151)	(69)	(4,838)	(288)	(222)	(174)
Custodian fees reduction	(2)	—	—	—	(45)	(1)	—	—
Net expenses	5,205	949	89	747	57,499	4,609	577	138
Net Investment Income/(Loss)	17,441	1,291	61	238	162,153	9,650	1,034	610
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $0,$9,$0,$0,$0,$28,$0 and $0)	(12,701)	439	130	6,715	(656,891)	(2,662)	(517)	(795)
Foreign currency transactions	(13)	(41)	(28)	17	(4,727)	(91)	(97)	9
Purchased options	1	—	—	—	(11,002)	—	63	—
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $0,$9,$0,$0,$0,$489,$0 and $0)	76,136	11,587	1,801	9,378	1,061,552	86,001	1,899	960
Purchased options	4	—	—	—	10,908	—	—	—
Translations of assets and liabilities in foreign currencies	49	1	—	—	716	11	6	2
Net gain/(loss) on investment transactions	63,476	11,986	1,903	16,110	400,556	83,259	1,354	176
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 80,917	$13,277	$1,964	$16,348	$ 562,709	$92,909	$2,388	$ 786

a	For the period June 1, 2019 (inception) through October 31, 2019
b	For the period March 1, 2019 (inception) through October 31, 2019
The accompanying notes are an integral part of the Financial Statements.

54

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55

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	June 1, 2019[a] through October 31, 2019
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 17,441	$ 9,622	$ 1,291	$ 806	$ 61
Net realized gain/(loss) on investments	(12,713)	15,238	398	4,471	102
Change in net unrealized appreciation/(depreciation) of investments	76,189	(89,192)	11,588	(13,287)	1,801
Net increase/(decrease) in assets resulting from operations	80,917	(64,332)	13,277	(8,010)	1,964
Distributions to Shareholders
Retirement Class	(18,266)	(7,408)	(149)	(46)	—
Institutional Class	(9,595)	(7,178)	(585)	(499)	—
Administrative Class	(227)	(10)	(1)	(2)	—
Investor Class	(196)	(170)	(3)	(4)	—
Total distributions to shareholders	(28,284)	(14,766)	(738)	(551)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	50,721	425,394	15,648	22,785	25,599
Net increase/(decrease) in net assets	103,354	346,296	28,187	14,224	27,563
Net Assets
Beginning of period	669,716	323,420	71,280	57,056	—
End of period	$773,070	$669,716	$99,467	$ 71,280	$27,563

a	Inception
The accompanying notes are an integral part of the Financial Statements.

56

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	March 1, 2019[a] through October 31, 2019

$ 238	$ (32)	$ 162,153	$ 394,632	$ 9,650	$ 4,561	$ 1,034	$ 631	$ 610
6,732	1,452	(672,620)	8,189,741	(2,753)	(7,547)	(551)	2,179	(786)
9,378	2,965	1,073,176	(10,168,963)	86,012	(72,951)	1,905	(9,302)	962
16,348	4,385	562,709	(1,584,590)	92,909	(75,937)	2,388	(6,492)	786

(165)	(395)	(886,406)	(301,911)	(755)	(483)	(326)	(169)	—
(819)	(2,548)	(2,278,752)	(1,460,339)	(2,750)	(3,975)	(1,897)	(536)	—
(26)	(102)	(33,262)	(18,715)	(2)	(4)	(10)	(4)	—
(307)	(1,035)	(286,043)	(97,976)	(118)	(105)	(21)	(6)	—
(1,317)	(4,080)	(3,484,463)	(1,878,941)	(3,625)	(4,567)	(2,254)	(715)	—
37,494	7,664	(3,648,830)	(16,526,349)	(23,133)	204,499	(13,683)	19,306	25,466
52,525	7,969	(6,570,584)	(19,989,880)	66,151	123,995	(13,549)	12,099	26,252

53,947	45,978	12,266,227	32,256,107	526,281	402,286	59,499	47,400	—
$106,472	$53,947	$ 5,695,643	$ 12,266,227	$592,432	$526,281	$ 45,950	$59,499	$26,252
57

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	June 1, 2019[a] through October 31, 2019
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 152,301	$ 442,635	$ 35,106	$ 9,727	$12,725
Reinvested distributions	17,966	7,256	149	46	—
Cost of shares reacquired	(123,556)	(73,305)	(3,054)	(641)	(7)
Net increase/(decrease) in net assets	$ 46,711	$ 376,586	$ 32,201	$ 9,132	$12,718
Institutional Class
Net proceeds from sale of shares	$ 50,697	$ 204,761	$ 16,850	$22,433	$12,849
Reinvested distributions	9,578	7,160	580	498	—
Cost of shares reacquired	(59,775)	(170,087)	(33,526)	(9,292)	—
Net increase/(decrease) in net assets	$ 500	$ 41,834	$(16,096)	$13,639	$12,849
Administrative Class
Net proceeds from sale of shares	$ 1,450	$ 6,598	$ 30	$ 404	N/A
Reinvested distributions	227	10	1	2	N/A
Cost of shares reacquired	(1,097)	(592)	(301)	(378)	N/A
Net increase/(decrease) in net assets	$ 580	$ 6,016	$ (270)	$ 28	N/A
Investor Class
Net proceeds from sale of shares	$ 3,854	$ 1,632	$ 214	$ 733	$ 32
Reinvested distributions	196	169	3	4	—
Cost of shares reacquired	(1,120)	(843)	(404)	(751)	—
Net increase/(decrease) in net assets	$ 2,930	$ 958	$ (187)	$ (14)	$ 32

a	Inception
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	March 1, 2019[a] through October 31, 2019

$ 4,290	$ 2,712	$ 257,506	$ 3,779,787	$ 40,186	$ 91,332	$ 16,458	$ 7,003	$12,695
165	395	850,774	289,406	754	483	325	169	—
(855)	(670)	(1,812,424)	(3,327,599)	(9,981)	(8,663)	(5,791)	(5,596)	(2)
$ 3,600	$ 2,437	$ (704,144)	$ 741,594	$ 30,959	$ 83,152	$ 10,992	$ 1,576	$12,693

$ 48,658	$ 5,826	$ 460,391	$ 1,638,830	$ 83,460	$163,918	$ 14,852	$19,220	$12,807
773	2,455	2,078,310	1,264,571	2,429	3,876	1,876	536	—
(20,776)	(4,003)	(5,342,349)	(19,210,292)	(136,828)	(69,370)	(41,253)	(2,166)	(64)
$ 28,655	$ 4,278	$(2,803,648)	$(16,306,891)	$ (50,939)	$ 98,424	$(24,525)	$17,590	$12,743

$ 1,787	$ 105	$ 17,911	$ 80,793	$ 98	$ 117	$ 32	$ —	N/A
26	102	32,597	18,354	2	4	10	4	N/A
(153)	(312)	(42,730)	(368,808)	(100)	(205)	—	(29)	N/A
$ 1,660	$ (105)	$ 7,778	$ (269,661)	$ —	$ (84)	$ 42	$ (25)	N/A

$ 6,208	$ 2,754	$ 46,031	$ 125,886	$ 4,712	$ 31,908	$ 21	$ 309	$ 31
307	1,035	282,826	96,300	117	103	21	6	—
(2,936)	(2,735)	(477,673)	(913,577)	(7,982)	(9,004)	(234)	(150)	(1)
$ 3,579	$ 1,054	$ (148,816)	$ (691,391)	$ (3,153)	$ 23,007	$ (192)	$ 165	$ 30
59

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	June 1, 2019[a] through October 31, 2019
SHARES
Retirement Class
Shares sold	14,562	38,235	3,460	934	1,271
Shares issued due to reinvestment of distributions	1,876	635	16	4	—
Shares reacquired	(12,080)	(6,359)	(289)	(60)	—
Net increase/(decrease) in shares outstanding	4,358	32,511	3,187	878	1,271
Institutional Class
Shares sold	4,900	17,970	1,646	2,127	1,284
Shares issued due to reinvestment of distributions	998	626	62	47	—
Shares reacquired	(5,715)	(14,819)	(3,262)	(875)	—
Net increase/(decrease) in shares outstanding	183	3,777	(1,554)	1,299	1,284
Administrative Class
Shares sold	140	576	3	35	N/A
Shares issued due to reinvestment of distributions	24	1	—	—	N/A
Shares reacquired	(105)	(51)	(28)	(34)	N/A
Net increase/(decrease) in shares outstanding	59	526	(25)	1	N/A
Investor Class
Shares sold	387	143	21	65	3
Shares issued due to reinvestment of distributions	21	15	—	—	—
Shares reacquired	(113)	(74)	(38)	(66)	—
Net increase/(decrease) in shares outstanding	295	84	(17)	(1)	3

a	Inception
The accompanying notes are an integral part of the Financial Statements.

60

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	March 1, 2019[a] through October 31, 2019

151	105	6,796	54,607	2,641	5,787	1,336	502	1,269
7	16	25,283	4,314	58	31	30	12	—
(29)	(26)	(45,116)	(50,569)	(671)	(553)	(475)	(403)	—
129	95	(13,037)	8,352	2,028	5,265	891	111	1,269

1,728	223	11,073	24,128	5,773	10,292	1,262	1,394	1,281
32	101	61,525	18,841	188	248	171	38	—
(722)	(154)	(122,208)	(287,896)	(9,476)	(4,389)	(3,439)	(156)	(7)
1,038	170	(49,610)	(244,927)	(3,515)	6,151	(2,006)	1,276	1,274

61	4	419	1,212	7	7	3	—	N/A
1	4	959	274	—	—	1	—	N/A
(5)	(12)	(1,120)	(5,665)	(7)	(13)	—	(2)	N/A
57	(4)	258	(4,179)	—	(6)	4	(2)	N/A

224	109	1,183	1,886	322	1,982	2	22	3
13	44	8,448	1,446	9	7	2	—	—
(108)	(111)	(11,963)	(13,807)	(564)	(574)	(20)	(11)	—
129	42	(2,332)	(10,475)	(233)	1,415	(16)	11	3
61

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 10.41	$ 11.79	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a,e]	0.26	0.21	0.14	0.06
Net realized and unrealized gains/(losses) on investments	0.92	(1.19)	2.01	0.50
Total from investment operations	1.18	(0.98)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.13)	(0.12)	(0.13)	—
Distributions from net realized capital gains	(0.29)	(0.28)	—	—
Total distributions	(0.42)	(0.40)	(0.13)	—
Net asset value end of period	11.17	10.41	11.79	9.77
Net assets end of period (000s)	$499,288	$420,056	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	11.99%	(8.55)%	22.35%	6.08% [c]
Ratio of total expenses to average net assets^	0.87	0.90	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	0.68	0.74	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	2.42	1.87	1.27	0.97 [d]
Portfolio turnover	22	42	46	68 [c]

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016 [g]
Net asset value beginning of period	$ 10.39	$ 11.76	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.22	0.22	0.14	0.13
Net realized and unrealized gains/(losses) on investments	0.92	(1.22)	1.97	(0.38)
Total from investment operations	1.14	(1.00)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.10)	— *
Distributions from net realized capital gains	(0.29)	(0.28)	—	—
Total distributions	(0.39)	(0.37)	(0.10)	— *
Net asset value end of period	11.14	10.39	11.76	9.75
Net assets end of period (000s)	$ 6,800	$ 5,734	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	11.58%	(8.76)%	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets^	1.20	1.23	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.01	1.06	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	2.06	1.96	1.29	1.39 [d]
Portfolio turnover	22	42	46	68 [c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

62

Institutional Class
2019	2018	2017	2016 [g]
$ 10.41	$ 11.79	$ 9.77	$ 10.00

0.25	0.20	0.17	0.20
0.92	(1.18)	1.98	(0.42)
1.17	(0.98)	2.15	(0.22)

(0.12)	(0.12)	(0.13)	(0.01)
(0.29)	(0.28)	—	—
(0.41)	(0.40)	(0.13)	(0.01)
11.17	10.41	11.79	9.77
$257,860	$238,470	$225,473	$150,263

11.90%	(8.62)%	22.29%	(2.25)% [c]
0.95	0.98	1.07	1.22 [d]
0.76	0.82	0.85	0.85 [d]
2.34	1.72	1.59	2.13 [d]
22	42	46	68 [c]

Investor Class
2019	2018	2017	2016 [g]
$ 10.33	$ 11.71	$ 9.74	$ 10.00

0.21	0.15	0.14	0.12
0.91	(1.17)	1.96	(0.38)
1.12	(1.02)	2.10	(0.26)

(0.08)	(0.08)	(0.13)	—
(0.29)	(0.28)	—	—
(0.37)	(0.36)	(0.13)	—
11.08	10.33	11.71	9.74
$ 9,122	$ 5,456	$ 5,195	$ 329

11.43%	(8.93)%	21.82%	(2.60)% [c]
1.32	1.35	1.44	1.59 [d]
1.13	1.19	1.22	1.22 [d]
1.99	1.34	1.31	1.28 [d]
22	42	46	68 [c]
63

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 9.57	$ 10.83	$ 8.59	$ 6.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.12	0.13	0.05
Net realized and unrealized gains/(losses) on investments	1.32	(1.27)	2.21	1.64
Total from investment operations	1.53	(1.15)	2.34	1.69
Less Distributions
Dividends from net investment income	(0.09)	(0.11)	(0.10)	—
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.09)	(0.11)	(0.10)	—
Net asset value end of period	11.01	9.57	10.83	8.59
Net assets end of period (000s)	$49,052	$12,146	$4,232	$1,335
Ratios and Supplemental Data (%)
Total return[b]	16.21%	(10.71)%	27.62%	24.49% [c]
Ratio of total expenses to average net assets^	1.22	1.26	1.35	1.45 [d]
Ratio of net expenses to average net assets[a]	1.02	1.07	1.08	1.10 [d]
Ratio of net investment income to average net assets[a]	2.05	1.16	1.32	0.95 [d]
Portfolio turnover	53	56	59	49

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 9.55	$ 10.80	$ 8.58	$ 7.87	$ 10.03
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.08	0.08	0.05	0.04
Net realized and unrealized gains/(losses) on investments	1.62	(1.25)	2.22	0.71	(2.18)
Total from investment operations	1.64	(1.17)	2.30	0.76	(2.14)
Less Distributions
Dividends from net investment income	(0.05)	(0.08)	(0.08)	(0.05)	(0.02)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.05)	(0.08)	(0.08)	(0.05)	(0.02)
Net asset value end of period	11.14	9.55	10.80	8.58	7.87
Net assets end of period (000s)	$ 5	$ 249	$ 275	$ 217	$ 197
Ratios and Supplemental Data (%)
Total return[b]	17.30%	(10.91)%	27.04%	9.81%	(21.36)%
Ratio of total expenses to average net assets^	1.54	1.59	1.68	1.74	1.72
Ratio of net expenses to average net assets[a]	1.40	1.40	1.40	1.40	1.43
Ratio of net investment income to average net assets[a]	0.16	0.77	0.85	0.69	0.49
Portfolio turnover	53	56	59	49	58
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
2019	2018	2017	2016	2015
$ 9.57	$ 10.83	$ 8.59	$ 7.89	$ 10.05

0.12	0.14	0.11	0.07	0.08
1.41	(1.30)	2.22	0.71	(2.19)
1.53	(1.16)	2.33	0.78	(2.11)

(0.09)	(0.10)	(0.09)	(0.08)	(0.05)
—	—	—	—	—
(0.09)	(0.10)	(0.09)	(0.08)	(0.05)
11.01	9.57	10.83	8.59	7.89
$49,891	$58,271	$51,849	$36,390	$41,927

16.13%	(10.77)%	27.54%	9.99%	(21.10)%
1.30	1.34	1.43	1.49	1.47
1.12	1.15	1.15	1.15	1.17
1.13	1.28	1.13	0.93	0.90
53	56	59	49	58

Investor Class
2019	2018	2017	2016	2015
$ 9.53	$ 10.78	$ 8.56	$ 7.85	$ 10.01

0.09	0.09	0.07	0.05	0.04
1.39	(1.27)	2.22	0.70	(2.18)
1.48	(1.18)	2.29	0.75	(2.14)

(0.05)	(0.07)	(0.07)	(0.04)	(0.02)
—	—	—	—	—
(0.05)	(0.07)	(0.07)	(0.04)	(0.02)
10.96	9.53	10.78	8.56	7.85
$ 519	$ 614	$ 700	$ 482	$ 406

15.56%	(11.03)%	27.00%	9.69%	(21.45)%
1.67	1.71	1.80	1.86	1.84
1.49	1.52	1.52	1.52	1.55
0.87	0.82	0.75	0.69	0.40
53	56	59	49	58
65

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR FOCUSED INTERNATIONAL FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2019 [j]	2019 [j]	2019 [j]
Net asset value beginning of period	$ 10.00	$ 10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.02	0.01
Net realized and unrealized gains/(losses) on investments	0.75	0.76	0.75
Total from investment operations	0.78	0.78	0.76
Less Distributions
Dividends from net investment income	—	—	—
Distributions from net realized capital gains	—	—	—
Total distributions	—	—	—
Net asset value end of period	10.78	10.78	10.76
Net assets end of period (000s)	$13,696	$13,833	$ 34
Ratios and Supplemental Data (%)
Total return[b]	7.80% [c]	7.80% [c]	7.60% [c]
Ratio of total expenses to average net assets^	2.15 [d]	2.23 [d]	2.60 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.85 [d]	1.22 [d]
Ratio of net investment income to average net assets[a]	0.60 [d]	0.52 [d]	0.15 [d]
Portfolio turnover	23 [c]	23 [c]	23 [c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

[THIS PAGE INTENTIONALLY LEFT BLANK]
67

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017 [k]	2016 [f]
Net asset value beginning of period	$ 25.52	$25.33	$20.29	$19.79
Income from Investment Operations
Net investment income/(loss)[a,e]	0.13	0.02	0.08	(0.03)
Net realized and unrealized gains/(losses) on investments	5.76	2.40	4.96	0.53
Total from investment operations	5.89	2.42	5.04	0.50
Less Distributions
Dividends from net investment income	—	(0.03)	—	—
Distributions from net realized capital gains	(0.60)	(2.20)	—	—
Total distributions	(0.60)	(2.23)	—	—
Net asset value end of period	30.81	25.52	25.33	20.29
Net assets end of period (000s)	$12,245	$6,846	$4,376	$1,713
Ratios and Supplemental Data (%)
Total return[b]	23.72%	10.01%	24.84%	2.53% [c]
Ratio of total expenses to average net assets^	0.92	0.96	1.13	1.00 [d]
Ratio of net expenses to average net assets[a]	0.80	0.82	0.83	0.85 [d]
Ratio of net investment income to average net assets[a]	0.46	0.09	0.32	(0.18) [d]
Portfolio turnover	47	20	123	76

	Administrative Class
Year Ended October 31,	2019	2018	2017 [k]	2016	2015
Net asset value beginning of period	$25.06	$24.97	$20.06	$21.65	$23.63
Income from Investment Operations
Net investment income/(loss)[a,e]	0.06	(0.05)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gains/(losses) on investments	5.63	2.34	4.95	(0.82)	0.66
Total from investment operations	5.69	2.29	4.91	(0.87)	0.59
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.60)	(2.20)	—	(0.72)	(2.57)
Total distributions	(0.60)	(2.20)	—	(0.72)	(2.57)
Net asset value end of period	30.15	25.06	24.97	20.06	21.65
Net assets end of period (000s)	$3,050	$1,111	$1,204	$1,253	$1,198
Ratios and Supplemental Data (%)
Total return[b]	23.35%	9.61%	24.48%	(4.17)%	2.74%
Ratio of total expenses to average net assets^	1.25	1.29	1.46	1.29	1.26
Ratio of net expenses to average net assets[a]	1.13	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets[a]	0.22	(0.21)	(0.13)	(0.23)	(0.31)
Portfolio turnover	47	20	123	76	106
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

68

Institutional Class
2019	2018	2017 [k]	2016	2015
$ 25.49	$ 25.31	$ 20.29	$ 21.83	$ 23.79

0.11	0.01	0.03	0.01	(0.01)
5.75	2.38	4.99	(0.83)	0.65
5.86	2.39	5.02	(0.82)	0.64

—	(0.01)	—	—	(0.03)
(0.60)	(2.20)	—	(0.72)	(2.57)
(0.60)	(2.21)	—	(0.72)	(2.60)
30.75	25.49	25.31	20.29	21.83
$72,429	$33,574	$29,034	$25,471	$34,402

23.63%	9.90%	24.74%	(3.90)%	2.97%
1.00	1.04	1.21	1.04	1.01
0.88	0.90	0.90	0.90	0.90
0.37	0.03	0.14	0.04	(0.06)
47	20	123	76	106

Investor Class
2019	2018	2017 [k]	2016	2015
$ 24.76	$ 24.72	$ 19.89	$ 21.49	$ 23.51

(0.01)	(0.09)	(0.06)	(0.07)	(0.10)
5.59	2.33	4.89	(0.81)	0.65
5.58	2.24	4.83	(0.88)	0.55

—	—	—	—	—
(0.60)	(2.20)	—	(0.72)	(2.57)
(0.60)	(2.20)	—	(0.72)	(2.57)
29.74	24.76	24.72	19.89	21.49
$18,748	$12,416	$11,364	$10,659	$13,693

23.18%	9.50%	24.28%	(4.25)%	2.57%
1.37	1.41	1.58	1.41	1.38
1.25	1.27	1.27	1.27	1.27
(0.03)	(0.35)	(0.25)	(0.35)	(0.44)
47	20	123	76	106
69

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
Year Ended October 31,	2019	2018 [l]	2017	2016 [f]
Net asset value beginning of period	$ 58.31	$ 69.91	$ 60.32	$ 57.14
Income from Investment Operations
Net investment income/(loss)[a,e]	0.91	1.21	0.94	0.68
Net realized and unrealized gains/(losses) on investments	1.62	(8.51)	9.85	2.50
Total from investment operations	2.53	(7.30)	10.79	3.18
Less Distributions
Dividends from net investment income	(0.97)	(1.30)	(1.20)	—
Distributions from net realized capital gains	(20.87)	(3.00)	—	—
Total distributions	(21.84)	(4.30)	(1.20)	—
Net asset value end of period	39.00	58.31	69.91	60.32
Net assets end of period (000s)	$1,299,776	$2,703,360	$2,657,442	$739,842
Ratios and Supplemental Data (%)
Total return[b]	10.29%	(11.24)%	18.30%	5.57% [c]
Ratio of total expenses to average net assets^	0.80	0.74	0.74	0.74 [d]
Ratio of net expenses to average net assets[a]	0.67	0.64	0.73	0.72 [d]
Ratio of net investment income to average net assets[a]	2.33	1.80	1.42	1.68 [d]
Portfolio turnover	12	64	13	14

	Administrative Class
Year Ended October 31,	2019	2018 [l]	2017	2016	2015
Net asset value beginning of period	$ 58.08	$ 69.57	$ 59.99	$ 65.32	$ 67.48
Income from Investment Operations
Net investment income/(loss)[a,e]	0.76	0.88	0.79	0.79	1.04
Net realized and unrealized gains/(losses) on investments	1.70	(8.37)	9.77	(3.44)	(2.20)
Total from investment operations	2.46	(7.49)	10.56	(2.65)	(1.16)
Less Distributions
Dividends from net investment income	(0.41)	(1.00)	(0.98)	(0.91)	(1.00)
Distributions from net realized capital gains	(20.87)	(3.00)	—	(1.77)	—
Total distributions	(21.28)	(4.00)	(0.98)	(2.68)	(1.00)
Net asset value end of period	39.26	58.08	69.57	59.99	65.32
Net assets end of period (000s)	$70,981	$90,009	$398,584	$510,575	$831,967
Ratios and Supplemental Data (%)
Total return[b]	9.94%	(11.53)%	17.93%	(3.97)%	(1.73)%
Ratio of total expenses to average net assets^	1.13	1.07	1.06	1.04	1.01
Ratio of net expenses to average net assets[a]	1.00	0.97	1.05	1.02	0.99
Ratio of net investment income to average net assets[a]	1.94	1.30	1.22	1.33	1.54
Portfolio turnover	12	64	13	14	25
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

70

Institutional Class
2019	2018 [l]	2017	2016	2015
$ 58.31	$ 69.90	$ 60.30	$ 65.67	$ 68.09

0.84	1.04	0.97	0.99	1.22
1.67	(8.39)	9.79	(3.51)	(2.22)
2.51	(7.35)	10.76	(2.52)	(1.00)

(0.83)	(1.24)	(1.16)	(1.08)	(1.42)
(20.87)	(3.00)	—	(1.77)	—
(21.70)	(4.24)	(1.16)	(2.85)	(1.42)
39.12	58.31	69.90	60.30	65.67
$3,814,616	$8,577,147	$27,401,853	$33,201,899	$41,195,827

10.18%	(11.31)%	18.24%	(3.74)%	(1.48)%
0.88	0.82	0.81	0.79	0.76
0.75	0.72	0.80	0.77	0.74
2.11	1.53	1.51	1.66	1.80
12	64	13	14	25

Investor Class
2019	2018 [l]	2017	2016	2015
$ 57.66	$ 69.14	$ 59.61	$ 64.86	$ 67.23

0.70	0.81	0.72	0.73	0.96
1.65	(8.33)	9.71	(3.43)	(2.19)
2.35	(7.52)	10.43	(2.70)	(1.23)

(0.49)	(0.96)	(0.90)	(0.78)	(1.14)
(20.87)	(3.00)	—	(1.77)	—
(21.36)	(3.96)	(0.90)	(2.55)	(1.14)
38.65	57.66	69.14	59.61	64.86
$ 510,270	$ 895,711	$ 1,798,228	$ 2,188,360	$ 3,756,852

9.80%	(11.65)%	17.79%	(4.09)%	(1.84)%
1.25	1.19	1.18	1.16	1.13
1.12	1.09	1.17	1.14	1.11
1.80	1.21	1.13	1.23	1.43
12	64	13	14	25
71

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 13.70	$ 15.71	$ 12.90	$11.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.30	0.17	0.17	0.09
Net realized and unrealized gains/(losses) on investments	2.25	(1.99)	2.81	1.05
Total from investment operations	2.55	(1.82)	2.98	1.14
Less Distributions
Dividends from net investment income	(0.11)	(0.19)	(0.17)	—
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.11)	(0.19)	(0.17)	—
Net asset value end of period	16.14	13.70	15.71	12.90
Net assets end of period (000s)	$143,276	$93,815	$24,872	$2,360
Ratios and Supplemental Data (%)
Total return[b]	18.81%	(11.74)%	23.52%	9.69% [c]
Ratio of total expenses to average net assets^	0.83	0.81	0.84	0.86 [d]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	2.01	1.07	1.19	1.06 [d]
Portfolio turnover	16	17	13	19

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$13.66	$ 15.67	$12.87	$12.63	$12.66
Income from Investment Operations
Net investment income/(loss)[a,e]	0.22	0.08	0.09	0.16	0.15
Net realized and unrealized gains/(losses) on investments	2.28	(1.95)	2.84	0.12	(0.03)
Total from investment operations	2.50	(1.87)	2.93	0.28	0.12
Less Distributions
Dividends from net investment income	(0.06)	(0.14)	(0.13)	(0.04)	(0.15)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.06)	(0.14)	(0.13)	(0.04)	(0.15)
Net asset value end of period	16.10	13.66	15.67	12.87	12.63
Net assets end of period (000s)	$ 390	$ 330	$ 466	$ 333	$ 329
Ratios and Supplemental Data (%)
Total return[b]	18.45%	(12.03)%	23.08%	2.21%	0.96%
Ratio of total expenses to average net assets^	1.16	1.14	1.16	1.15	1.14
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets[a]	1.50	0.51	0.66	1.25	1.20
Portfolio turnover	16	17	13	19	20
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

72

Institutional Class
2019	2018	2017	2016	2015
$ 13.69	$ 15.69	$ 12.89	$ 12.71	$ 12.75

0.26	0.13	0.13	0.17	0.15
2.28	(1.95)	2.84	0.14	— *
2.54	(1.82)	2.97	0.31	0.15

(0.10)	(0.18)	(0.17)	(0.13)	(0.19)
—	—	—	—	—
(0.10)	(0.18)	(0.17)	(0.13)	(0.19)
16.13	13.69	15.69	12.89	12.71
$414,528	$399,911	$362,035	$277,638	$254,461

18.73%	(11.75)%	23.38%	2.46%	1.22%
0.91	0.89	0.91	0.90	0.89
0.85	0.85	0.85	0.85	0.85
1.75	0.84	0.92	1.36	1.19
16	17	13	19	20

Investor Class
2019	2018	2017	2016	2015
$ 13.58	$ 15.57	$ 12.79	$ 12.60	$ 12.64

0.21	0.11	0.07	0.12	0.10
2.26	(1.98)	2.82	0.15	— *
2.47	(1.87)	2.89	0.27	0.10

(0.05)	(0.12)	(0.11)	(0.08)	(0.14)
—	—	—	—	—
(0.05)	(0.12)	(0.11)	(0.08)	(0.14)
16.00	13.58	15.57	12.79	12.60
$ 34,238	$ 32,225	$ 14,913	$ 13,466	$ 15,978

18.29%	(12.12)%	22.89%	2.15%	0.81%
1.28	1.26	1.28	1.27	1.26
1.22	1.22	1.22	1.22	1.22
1.40	0.69	0.54	0.99	0.79
16	17	13	19	20
73

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
Year Ended October 31,	2019 [m]	2018	2017	2016 [h]
Net asset value beginning of period	$ 12.38	$13.90	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.24	0.17	0.08	0.06
Net realized and unrealized gains/(losses) on investments	0.35	(1.50)	3.18	0.71
Total from investment operations	0.59	(1.33)	3.26	0.77
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.13)	—
Distributions from net realized capital gains	(0.38)	(0.10)	—	—
Total distributions	(0.48)	(0.19)	(0.13)	—
Net asset value end of period	12.49	12.38	13.90	10.77
Net assets end of period (000s)	$19,408	$8,213	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	5.23%	(9.71)%	30.67%	7.70% [c]
Ratio of total expenses to average net assets^	1.24	1.07	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	0.88	0.87	0.87	0.90 [d]
Ratio of net investment income to average net assets[a]	1.98	1.19	0.60	0.73 [d]
Portfolio turnover	178	53	44	35 [c]

	Administrative Class
Year Ended October 31,	2019 [m]	2018	2017	2016 [h]
Net asset value beginning of period	$ 12.34	$ 13.87	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.15	0.11	0.07	0.09
Net realized and unrealized gains/(losses) on investments	0.40	(1.49)	3.15	0.66
Total from investment operations	0.55	(1.38)	3.22	0.75
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.10)	—
Distributions from net realized capital gains	(0.38)	(0.10)	—	—
Total distributions	(0.43)	(0.15)	(0.10)	—
Net asset value end of period	12.46	12.34	13.87	10.75
Net assets end of period (000s)	$ 356	$ 309	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	4.90%	(10.06)%	30.25%	7.50% [c]
Ratio of total expenses to average net assets^	1.57	1.40	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.21	1.20	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	1.25	0.76	0.59	1.16 [d]
Portfolio turnover	178	53	44	35 [c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

74

Institutional Class
2019 [m]	2018	2017	2016 [h]
$ 12.37	$ 13.90	$ 10.77	$ 10.00

0.19	0.15	0.10	0.11
0.40	(1.50)	3.15	0.66
0.59	(1.35)	3.25	0.77

(0.09)	(0.08)	(0.12)	—
(0.38)	(0.10)	—	—
(0.47)	(0.18)	(0.12)	—
12.49	12.37	13.90	10.77
$25,758	$50,358	$38,818	$17,509

5.25%	(9.83)%	30.59%	7.70% [c]
1.32	1.15	1.42	2.55 [d]
0.96	0.95	0.95	0.95 [d]
1.60	1.05	0.81	1.40 [d]
178	53	44	35 [c]

Investor Class
2019 [m]	2018	2017	2016 [h]
$ 12.34	$ 13.86	$ 10.74	$ 10.00

0.13	0.10	0.06	0.10
0.40	(1.48)	3.14	0.64
0.53	(1.38)	3.20	0.74

(0.04)	(0.04)	(0.08)	—
(0.38)	(0.10)	—	—
(0.42)	(0.14)	(0.08)	—
12.45	12.34	13.86	10.74
$ 428	$ 619	$ 540	$ 287

4.70%	(10.08)%	30.10%	7.40% [c]
1.69	1.52	1.79	2.92 [d]
1.33	1.32	1.32	1.32 [d]
1.10	0.73	0.53	1.33 [d]
178	53	44	35 [c]
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Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class	Institutional Class	Investor Class
Year Ended October 31,	2019 [i]	2019 [i]	2019 [i]
Net asset value beginning of period	$ 10.00	$ 10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.24	0.24	0.21
Net realized and unrealized gains/(losses) on investments	0.07	0.07	0.07
Total from investment operations	0.31	0.31	0.28
Less Distributions
Dividends from net investment income	—	—	—
Distributions from net realized capital gains	—	—	—
Total distributions	—	—	—
Net asset value end of period	10.31	10.31	10.28
Net assets end of period (000s)	$13,090	$13,131	$ 31
Ratios and Supplemental Data (%)
Total return[b]	3.10% [c]	3.10% [c]	2.80% [c]
Ratio of total expenses to average net assets^	1.79 [d]	1.87 [d]	2.24 [d]
Ratio of net expenses to average net assets[a]	0.77 [d]	0.85 [d]	1.22 [d]
Ratio of net investment income to average net assets[a]	3.61 [d]	3.54 [d]	3.17 [d]
Portfolio turnover	73 [c]	73 [c]	73 [c]

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	For the period March 1, 2019 (inception) through October 31, 2019
j	For the period June 1, 2019 (inception) through October 31, 2019
k	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
l	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
m	Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadviser to Harbor International Small Cap Fund.
The accompanying notes are an integral part of the Financial Statements.

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77

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2019

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2019, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, convertible preferred stock, and master limited partnerships), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including warrants and rights, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
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Harbor International & Global Funds
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Note 2—Significant Accounting Policies—Continued
Warrants and Rights
Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants and rights are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a warrant or right may not necessarily change with the value of the underlying securities. When a Fund acquires warrants or rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. Warrants and rights cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the warrants or rights.
Warrants or rights outstanding at the end of the year, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the year are included in “Purchased options” in the Statements of Operations.
During the year, Harbor Diversified International All Cap Fund, Harbor International Fund, and Harbor International Small Cap Fund held warrants/rights as a result of their investments in underlying securities.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
The forward currency contract is marked-to-market daily and the change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Diversified International All Cap Fund, Harbor Global Leaders Fund, and Harbor International Small Cap Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2019 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Diversified International All Cap Fund	$200,020	$ 157,754
Harbor Emerging Markets Equity Fund	60,901	44,639
Harbor Focused International Fund	29,800	5,833
Harbor Global Leaders Fund	71,359	36,352
Harbor International Fund	892,890	7,288,698
Harbor International Growth Fund	87,696	101,542
Harbor International Small Cap Fund	99,426	114,019
Harbor Overseas Fund	44,187	18,288
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. During the year, all such collateral consisted of cash. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance
82

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
The following table shows the Funds that engaged in securities lending during the year and summarizes the value of equity securities loaned and related cash collateral at October 31, 2019.
	Market Value of Securities on Loan (000s)	Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$ 1,510	$ 1,570
Harbor Global Leaders Fund	1,852	1,980
Harbor International Fund	—	—
Harbor International Growth Fund	16,640	17,687
Harbor International Small Cap Fund	—	—

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Diversified International All Cap Fund	0.75% [a]	0.56%
Harbor Emerging Markets Equity Fund	0.95 [b]	0.91
Harbor Focused International Fund	0.75	0.75
Harbor Global Leaders Fund	0.75 [c]	0.73
Harbor International Fund	0.75, 0.65[d]	0.69
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Overseas Fund	0.75	0.75

a	For the period November 1, 2018 to October 31, 2019, Harbor Capital voluntarily waived a portion of its management fee.
b	Effective August 1, 2019, the Adviser has contractually agreed to reduce the management fee to 0.80% through July 31, 2020.
c	Effective June 1, 2019, the Adviser has contractually agreed to reduce the management fee to 0.70% through May 31, 2020.
d	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Diversified International All Cap Fund	0.72%	0.80%	1.05%	1.17%	02/29/2020
Harbor Emerging Markets Equity Fund[1]	0.93	1.01	1.26	1.38	07/31/2020
Harbor Focused International Fund	0.77	0.85	1.10	1.22	05/31/2020
Harbor Global Leaders Fund[2]	0.78	0.86	1.11	1.23	05/31/2020
Harbor International Fund[3]	0.69	0.77	1.02	1.14	02/29/2020
Harbor International Growth Fund	0.77	0.85	1.10	1.22	02/29/2020
Harbor International Small Cap Fund[4]	0.88	0.96	1.21	1.33	02/29/2020
Harbor Overseas Fund	0.77	0.85	1.10	1.22	02/29/2020

1	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.07%, 1.15%, 1.40%, and 1.52% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively. For the period March 1, 2019 through July 31, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.08%, 1.16%, 1.41%, and 1.53% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
2	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.82%, 0.90%, 1.15%, and 1.27% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively. For the period March 1, 2019 through May 31, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.83%, 0.91%, 1.16%, and 1.28% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
3	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to reduce its advisory fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion and 0.57% on assets over $48 billion through February 28, 2019. In addition, Harbor Capital contractually agreed to further waive a portion of its management fee to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.64%, 0.72%, 0.97%, and 1.09% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
4	For the period November 1, 2018 through February 28, 2019, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.87%, 0.95%, 1.20%, and 1.32% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
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Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[1]
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2018 through February 28, 2019, Harbor Services Group received compensation up to 0.01%, 0.09%, 0.09%, and 0.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2019. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Diversified International All Cap Fund	97,399	—	—	—	97,399	0.1%
Harbor Emerging Markets Equity Fund	84,108	—	—	—	84,108	0.9
Harbor Focused International Fund	1,252,709	1,248,500	—	3,000	2,504,209	97.9
Harbor Global Leaders Fund	36,429	479,463	26,459	26,478	568,829	16.4
Harbor International Fund	23,619	—	—	—	23,619	0.0
Harbor International Growth Fund	80,302	—	—	—	80,302	0.2
Harbor International Small Cap Fund	52,795	1,549,671	25,976	25,888	1,654,330	44.9
Harbor Overseas Fund	1,250,731	1,248,500	—	3,000	2,502,231	98.3
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
85

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2019 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Diversified International All Cap Fund	$ (1,153)	$ 1,153
Harbor Emerging Markets Equity Fund	(1)	1
Harbor Focused International Fund	—	—
Harbor Global Leaders Fund	(536)	536
Harbor International Fund	(1,232,639)	1,232,639
Harbor International Growth Fund	(1)	1
Harbor International Small Cap Fund	(46)	46
Harbor Overseas Fund	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2019			As of October 31, 2018
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Diversified International All Cap Fund	$ 10,152	$ 18,132	$ 28,284	$ 4,413	$ 10,353	$ 14,766
Harbor Emerging Markets Equity Fund	738	—	738	551	—	551
Harbor Focused International Fund	—	—	—	N/A	N/A	N/A
Harbor Global Leaders Fund	—	1,317	1,317	16	4,064	4,080
Harbor International Fund	133,695	3,350,768	3,484,463	547,393	1,331,548	1,878,941
Harbor International Growth Fund	3,625	—	3,625	4,567	—	4,567
Harbor International Small Cap Fund	435	1,819	2,254	315	400	715
Harbor Overseas Fund	—	—	—	N/A	N/A	N/A
86

Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2019, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Diversified International All Cap Fund	$ 15,886	$ —	$ 1,071
Harbor Emerging Markets Equity Fund	1,128	—	8,702
Harbor Focused International Fund	172	—	1,796
Harbor Global Leaders Fund	220	6,257	19,412
Harbor International Fund	174,403	—	104,117
Harbor International Growth Fund	10,806	—	76,523
Harbor International Small Cap Fund	1,186	—	(253)
Harbor Overseas Fund	666	—	924
At October 31, 2019, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce the Funds' taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Diversified International All Cap Fund	$ 1,189	$ 2,547	$ 3,736
Harbor Emerging Markets Equity Fund	793	—	793
Harbor International Fund	595,460	36,739	632,199
Harbor International Growth Fund	2,737	6,906	9,643
Harbor International Small Cap Fund	463	—	463
Harbor Overseas Fund	795	—	795
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Diversified International All Cap Fund*	$ 765,211	$ 81,713	$ (80,642)	$ 1,071
Harbor Emerging Markets Equity Fund*	88,788	13,660	(4,958)	8,702
Harbor Focused International Fund	24,102	2,040	(244)	1,796
Harbor Global Leaders Fund	87,139	19,718	(306)	19,412
Harbor International Fund*	5,499,121	546,509	(442,392)	104,117
Harbor International Growth Fund*	526,038	104,712	(28,189)	76,523
Harbor International Small Cap Fund*	44,174	2,890	(3,143)	(253)
Harbor Overseas Fund*	25,152	1,856	(932)	924

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
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Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2019, if any, as disclosed in the Portfolio of Investments, and the related amounts of realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At October 31, 2019, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$4	$—
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$43	$—
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2019, were:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$ 1	$—
Forward currency contracts	—	25
Total	$ 1	$ 25

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$4	$—
HARBOR INTERNATIONAL FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$(11,002)	$—

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$10,908	$—
88

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
HARBOR INTERNATIONAL SMALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)	Foreign Exchange Contracts (000s)
Purchased options (warrants/rights)	$ 63	$—
Forward currency contracts	—	25
Total	$ 63	$25
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
89

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund and Harbor Overseas Fund (collectively referred to as the “Funds”), (eight of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Harbor Funds), at October 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Diversified International All Cap Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from November 2, 2015 (inception) through October 31, 2016
Harbor Emerging Markets Equity Fund Harbor Global Leaders Fund Harbor International Fund Harbor International Growth Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Harbor Focused International Fund	For the period from June 1, 2019 (inception) through October 31, 2019
Harbor International Small Cap Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from February 1, 2016 (inception) through October 31, 2016
Harbor Overseas Fund	For the period from March 1, 2019 (inception) through October 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 23, 2019
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Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Diversified International All Cap Fund
Retirement Class	0.68%
Actual		$3.47	$1,000	$1,024.77
Hypothetical (5% return)		3.47	1,000	1,021.69
Institutional Class	0.76%
Actual		$3.88	$1,000	$1,024.77
Hypothetical (5% return)		3.87	1,000	1,021.28
Administrative Class	1.01%
Actual		$5.15	$1,000	$1,022.96
Hypothetical (5% return)		5.14	1,000	1,019.99
Investor Class	1.13%
Actual		$5.76	$1,000	$1,022.14
Hypothetical (5% return)		5.75	1,000	1,019.37
91

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Emerging Markets Equity Fund
Retirement Class	1.02%
Actual		$5.17	$1,000	$1,010.09
Hypothetical (5% return)		5.19	1,000	1,019.93
Institutional Class	1.12%
Actual		$5.68	$1,000	$1,010.09
Hypothetical (5% return)		5.70	1,000	1,019.42
Administrative Class	1.40%
Actual		$7.09	$1,000	$1,009.06
Hypothetical (5% return)		7.12	1,000	1,017.97
Investor Class	1.49%
Actual		$7.54	$1,000	$1,007.35
Hypothetical (5% return)		7.58	1,000	1,017.50
Harbor Focused International Fund
Retirement Class	0.77%
Actual***		$3.31	$1,000	$1,074.69
Hypothetical (5% return)		3.21	1,000	1,014.22
Institutional Class	0.85%
Actual***		$3.66	$1,000	$1,074.34
Hypothetical (5% return)		3.55	1,000	1,013.55
Investor Class	1.22%
Actual***		$5.24	$1,000	$1,070.76
Hypothetical (5% return)		5.09	1,000	1,010.45
Harbor Global Leaders Fund
Retirement Class	0.80%
Actual		$4.15	$1,000	$1,058.76
Hypothetical (5% return)		4.08	1,000	1,021.07
Institutional Class	0.88%
Actual		$4.57	$1,000	$1,058.52
Hypothetical (5% return)		4.48	1,000	1,020.66
Administrative Class	1.13%
Actual		$5.86	$1,000	$1,057.15
Hypothetical (5% return)		5.75	1,000	1,019.37
Investor Class	1.25%
Actual		$6.48	$1,000	$1,056.48
Hypothetical (5% return)		6.36	1,000	1,018.75
Harbor International Fund
Retirement Class	0.67%
Actual		$3.42	$1,000	$1,026.32
Hypothetical (5% return)		3.41	1,000	1,021.74
Institutional Class	0.75%
Actual		$3.83	$1,000	$1,025.69
Hypothetical (5% return)		3.82	1,000	1,021.33
Administrative Class	1.00%
Actual		$5.10	$1,000	$1,024.53
Hypothetical (5% return)		5.09	1,000	1,020.04
Investor Class	1.12%
Actual		$5.72	$1,000	$1,023.84
Hypothetical (5% return)		5.70	1,000	1,019.42
92

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$3.93	$1,000	$1,027.37
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.34	$1,000	$1,027.39
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.62	$1,000	$1,026.13
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.23	$1,000	$1,024.98
Hypothetical (5% return)		6.21	1,000	1,018.90
Harbor International Small Cap Fund
Retirement Class	0.88%
Actual		$4.43	$1,000	$ 996.01
Hypothetical (5% return)		4.48	1,000	1,020.66
Institutional Class	0.96%
Actual		$4.83	$1,000	$ 996.01
Hypothetical (5% return)		4.89	1,000	1,020.24
Administrative Class	1.21%
Actual		$6.08	$1,000	$ 994.41
Hypothetical (5% return)		6.16	1,000	1,018.95
Investor Class	1.33%
Actual		$6.68	$1,000	$ 993.62
Hypothetical (5% return)		6.77	1,000	1,018.33
Harbor Overseas Fund
Retirement Class	0.77%
Actual		$3.90	$1,000	$1,010.78
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.30	$1,000	$1,010.78
Hypothetical (5% return)		4.33	1,000	1,020.81
Investor Class	1.22%
Actual		$6.18	$1,000	$1,008.83
Hypothetical (5% return)		6.21	1,000	1,018.90

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
***	Fund has less than six months of operating history. Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the period since the commencement of operations). The expense amounts reported under Hypothetical (5% return) are not comparable to the amounts reported using actual fund return.
93

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2019 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Global Leaders Fund	100%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2019:
Amount (000s)
Harbor Diversified International All Cap Fund	$ 18,133
Harbor Global Leaders Fund	1,858
Harbor International Fund	4,523,124
Harbor International Small Cap Fund	1,819
For the fiscal year ended October 31, 2019, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor Diversified International All Cap Fund	$ 1,615	$ 22,613
Harbor Emerging Markets Equity Fund	271	2,508
Harbor Focused International Fund	8	148
Harbor International Fund	17,396	221,401
Harbor International Growth Fund	677	13,773
Harbor International Small Cap Fund	151	1,669
Harbor Overseas Fund	56	811
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2019 will receive a Form 1099-DIV in January 2020 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
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Harbor International & Global Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
In 2019, the Funds filed a complete portfolio of investments with the SEC for the first fiscal quarter on Form N-Q and the third fiscal quarter as an exhibit to Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
95

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS
Approval of Subadvisory Agreement for Harbor Emerging Markets Equity Fund
At a meeting of the Board held on May 19-20, 2019, the Board, including the Independent Trustees voting separately, approved a Subadvisory Agreement with Oaktree Capital Management, L.P. (“Oaktree Capital”) (the “New Agreement”) with respect to Harbor Emerging Markets Equity Fund (the “Fund”) to take effect upon the closing of a transaction whereby Brookfield Asset Management, Inc. would acquire a 62% economic interest in Oaktree Capital Group, LLC, the indirect parent of Oaktree Capital (the “Transaction”). The Transaction was deemed to effect a change of control of Oaktree Capital and the “assignment” of the existing subadvisory agreement with Oaktree Capital (“Prior Agreement”) under the Investment Company Act of 1940, causing such Prior Agreement to terminate automatically. In determining whether to approve the New Agreement, the Board reviewed materials furnished by Oaktree Capital regarding the Transaction and its anticipated impact on Oaktree Capital and the services it provides to the Fund.
In anticipation of the termination of the Prior Agreement in connection with the Transaction, the Board, including all of the Independent Trustees, determined that the terms of the New Agreement were fair and reasonable, and that the New Agreement should be approved.
Specific Factors
In considering the approval of the New Agreement, the Board, including all of the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new subadvisory agreement were the following:
•	The Transaction was not expected to affect the nature, extent, and quality of the services to be provided by Oaktree Capital or result in a change in the day-to-day management of Oaktree Capital or the investment professionals who provide investment management services to the Fund;
•	Key Oaktree Capital personnel, including those who provide services to the Fund, were not expected to be negatively impacted by the consummation of the Transaction; and
•	The terms of the New Agreement with respect to the Fund are identical to the terms of the Prior Agreement for the Fund except for the date of effectiveness and initial term, and the services to be provided by Oaktree Capital and compensation payable to Oaktree Capital will remain the same.
The Trustees considered the nature, extent and quality of the services to be provided by Oaktree Capital to the Fund. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary.
The Board considered that it had approved the annual renewal of the Prior Agreement at the February 15-16, 2019 Board meeting. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Fund given the continuity of portfolio management expected following the Transaction. The Board concluded, based upon all of these considerations, along with the conclusions the Board reached with respect to the most recent approval of the renewal of the Prior Agreement for the Fund, that it need not reconsider all of the factors that it would typically consider in connection with an initial approval or contract renewal. The Board also noted that, notwithstanding the initial two-year period permitted under the Investment Company Act of 1940, it would nonetheless consider the renewal of the new subadvisory agreement in connection with its annual review of investment advisory and subadvisory agreements.
Approval of Amended Agreements
Subsequent to its approval of the New Agreement but prior to the closing of the Transaction, the Board approved a reduction in the contractual subadvisory fee rate payable by Harbor Capital to Oaktree Capital for the subadvisory services it provides to the Fund. At a meeting of the Board held on August 18-19, 2019, the Board, including the Independent Trustees voting separately: (i) ratified an amended and restated Subadvisory Agreement with Oaktree Capital that reduced the contractual subadvisory fee rate payable thereunder; and (ii) approved the New Agreement to take effect upon the closing of the Transaction, as amended to reflect the new fee rate (together, the “Amended Agreements”). In determining to approve the Amended Agreements, the Trustees considered that Harbor Capital was passing through the benefit of this fee reduction to the Fund’s shareholders in the form of a fee waiver/expense limitation arrangement. The Trustees noted that, although they were being asked to approve the Amended Agreements in order to implement the subadvisory fee reduction, they would have the opportunity to perform
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a full review of the Investment Advisory Agreement and Subadvisory Agreement for the Fund in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and Oaktree Capital; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR FOCUSED International FUND
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on February 15 and 16, 2019 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (the “Adviser” or “Harbor Capital”), and a Subadvisory Agreement with Comgest Asset Management International Limited (“CAMIL” or the “Subadviser”) with respect to Harbor Focused International Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Focused International Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and CAMIL and its participating affiliates (collectively, “Comgest”), including the background, education, expertise and experience of the investment professionals of the Adviser and Comgest to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and Comgest, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and Comgest for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Comgest’s fee, for investment advisory and related services including investment, business, legal, compliance, financial and administrative services, that the Adviser would provide;
•	the proposed fees and expense ratios of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of Comgest in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
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•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group Inc. (“Harbor Services Group”), the Fund’s transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Fund’s principal underwriter, in consideration of the services each would provide to the Fund;
•	any “fall out” benefits that might inure to the Adviser and its affiliates or CAMIL and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of Fund investors.
Nature, Extent, and Quality of Services
In evaluating the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered the Adviser’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager-of-managers for the Fund.
In evaluating the nature and quality of the services to be provided by Comgest, the Trustees considered the collective expertise and experience of the professionals at Comgest and the favorable record they had generated in the international equity asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them at Comgest. In considering Comgest’s performance, the Trustees noted that Comgest’s record in its global ex-U.S. strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was below the median and average management fees of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to Harbor Capital and the subadvisory fee paid to CAMIL and specifically the net advisory fee retained by the Adviser at various asset levels.
It was further noted that the Fund’s proposed Institutional Class and Retirement Class net expense ratios were both below the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 and/or transfer agent fees, which the Board reviews separately.
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Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying CAMIL its fee and/or paying or reimbursing fund expenses).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward-looking approach to setting the contractual advisory fee, its absorbing fund expenses during the initial period of the Fund’s operations while paying CAMIL its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Funds.
Approval of Amended Subadvisory Agreement for Harbor Global Leaders Fund
At a meeting of the Board held on August 18-19, 2019, the Board, including the Independent Trustees voting separately, ratified an amended and restated Subadvisory Agreement (the “Amended Agreement”) with Sands Capital Management, LLC (“Sands Capital”) that reduced the contractual subadvisory fee rate payable by Harbor Capital to Sands Capital for the subadvisory services it provides to Harbor Global Leaders Fund. In determining to approve the Amended Agreement, the Trustees considered that Harbor Capital was passing through the benefit of this fee reduction to Harbor Global Leaders Fund’s shareholders in the form of a fee waiver/expense limitation arrangement.  The Trustees noted that, although they were being asked to ratify the Amended Agreement in order to implement the subadvisory fee reduction, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Leaders Fund in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and Sands Capital; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
Approval of Amended Subadvisory Agreements for Harbor Global Leaders Fund AND Harbor Overseas Fund
At a meeting of the Board held on August 18-19, 2019, the Board, including the Independent Trustees voting separately, approved amended and restated Subadvisory Agreements (the “Amended Agreements”) with each of Sands Capital Management, LLC and Acadian Asset Management LLC (each, a “Subadviser”) authorizing each Subadviser to vote proxies on behalf of the Fund with respect to which they serve as Subadviser. The Trustees noted that the Amended Agreements would take effect October 1, 2019 in connection with the delegation of proxy voting responsibilities to the Subadvisers, subject to Harbor Capital’s oversight. It was considered that, although the Trustees were being asked to approve the Amended Agreements in order to implement the delegation of proxy voting responsibilities to the Subadvisers, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreements for the Funds in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and the Subadvisers; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENT OF HARBOR INTERNATIONAL SMALL CAP FUND
The Investment Company Act of 1940, as amended, requires that the subadvisory agreement be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on May 19-20, 2019, the Board, including the Independent Trustees voting separately, unanimously determined, in the exercise of their business judgment, that it was in the best interests of Harbor International Small Cap Fund (the “Fund”) and its shareholders that Baring International Investment Limited (“Barings”) be replaced by Cedar Street Asset Management LLC (“Cedar Street”) as subadviser to the Fund and that the terms of the new subadvisory agreement among Harbor Funds, on behalf of the Fund, Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) and Cedar Street were fair and reasonable. Accordingly, the Trustees approved the new subadvisory agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Cedar Street present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.
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The Trustees considered that over several recent months, Harbor Capital, the adviser to the series of Harbor Funds had discussed with the Board the challenges to the economic viability of the Fund in the future with Barings continuing to serve as subadviser. The Trustees had been apprised of Harbor Capital’s search for a potential replacement subadviser, which had resulted in several potential candidates. The Trustees had received a presentation by Cedar Street containing information about the firm and its experience, investment philosophy and process, operational and trading capabilities, and proposed approach to managing the Fund’s assets, among other things.
In determining whether to approve the new subadvisory agreement, the Trustees reviewed materials furnished by Harbor Capital and Cedar Street, including information provided by Harbor Capital regarding the Fund’s economic viability in the long-term with Barings continuing to serve as subadviser, information regarding Cedar Street, its investment philosophy and strategies, past performance, financial condition, operational capabilities, and personnel. The Trustees also reviewed information provided by Harbor Capital regarding the arrangement between Harbor Capital and Cedar Street by which Harbor Capital may acquire: (i) a less than 5% non-voting ownership stake in Cedar Street, which arrangement would be tied to asset levels achieved by the Fund, and (ii) a less than 25% ownership stake in Cedar Street in the event that the firm seeks to sell equity in the firm to a third party, the potential conflicts of interest that may result from such an arrangement, and ways in which such conflicts may be mitigated.
The Trustees considered that, in recommending Cedar Street, Harbor Capital had conducted an extensive search for an international small cap investment adviser and believed that Cedar Street had the potential to add value for the Fund’s shareholders.
In considering the approval of the new subadvisory agreement, the Board, including all of the Independent Trustees, evaluated a number of factors relevant to their determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Specific Factors
Among the factors considered by the Trustees in approving the new subadvisory agreement were the following:
•	the desire to continue to offer to Fund shareholders exposure to international small cap equities as an asset class through a Fund that is well managed, competitively priced and viable over the long term;
•	that Harbor Capital has subsidized the Fund’s operations significantly since its inception to enable the Fund to maintain competitive expense ratios but that Harbor Capital was not willing to continue to subsidize the Fund after the February 29, 2020 expiration of its current expense limitation arrangement absent a change to a more collaborative subadvisory arrangement, as there was otherwise no longer a reasonable opportunity for the Fund to grow to a more viable size in the future;
•	that Harbor Capital had agreed to reduce the net expense ratios for the Fund to further improve the Fund’s cost competitiveness if the Fund was able grow to a more viable size in the future with a more supportive subadviser;
•	the nature, extent, and quality of the services proposed to be provided by Cedar Street, including the background, education, expertise and experience of the investment professionals of Cedar Street who would provide investment management services to the Fund;
•	the favorable history, reputation, qualifications and background of Cedar Street, as well as the reputation, qualifications and background of Cedar Street’s personnel;
•	the proposed fee to be charged by Cedar Street to Harbor Capital for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of Cedar Street’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital provides;
•	the investment performance of Cedar Street in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Barings;
•	the expected impact of the implementation of the subadvisory agreement on the profitability of Harbor Capital with respect to the Fund;
•	any “fall out” benefits that might inure to Harbor Capital, Cedar Street and their respective affiliates as a result of the implementation of the new subadvisory agreement; and
•	that the alternative of liquidating the Fund would deprive Fund shareholders of the opportunity to continue to maintain their desired exposure to international small cap equities through a well-managed, competitively priced mutual fund going forward.
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The Trustees considered the nature, extent and quality of the services proposed to be provided by Cedar Street in relation to the services provided by Barings since the inception of the Fund on February 1, 2016. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary. The Trustees also considered as relevant to their determination the depth, knowledge and experience level of the investment team, the quality of the investment process and the culture of Cedar Street.
The Board discussed the presentation by Cedar Street and the merits of appointing Cedar Street as subadviser to the Fund. The Board considered the necessity of having the support of the subadviser in order for the Fund to grow to an economically viable size and its belief that Cedar Street would provide that support going forward by partnering with Harbor Capital on terms that would benefit shareholders. The Board also considered Harbor Capital’s undertaking, following discussion with the Board, to reduce the net expense ratios for the Fund in the event the Fund achieves certain asset levels.
In discussing the nature and quality of the services to be provided by Cedar Street, the Trustees considered the collective expertise and experience of the professionals who had formed Cedar Street. The Trustees also noted the experience of the proposed portfolio managers of the Fund in the international small cap value equity asset class and the favorable record generated by each of them both at Cedar Street and at their respective prior firms.
The Board also discussed the potential for conflicts of interest resulting from Harbor Capital’s arrangement to take an equity stake in Cedar Street. The Trustees acknowledged these conflicts, discussed their potential mitigation, and determined that Harbor Capital’s recommendation to approve the new subadvisory agreement was based foremost on the investment merits of Cedar Street.
The Board considered the potential tax and financial impacts of liquidating portfolio holdings and realizing gains and incurring brokerage costs in transitioning the portfolio. It was noted that the tax ramifications of a subadviser change were expected to be de minimis given the level of net realized and unrealized gains in the portfolio. The Board considered the portion of portfolio holdings that would likely be replaced as a result of the proposed engagement of Cedar Street and noted that the portfolio transition would be handled by Cedar Street.
The Trustees also discussed other potential replacement subadvisers that Harbor Capital had considered for the Fund. The Trustees further discussed whether the Fund should be liquidated but determined that the benefits of continuing the Fund with Cedar Street as investment subadviser were more compelling.
Subadvisory Fee. In considering the proposed subadvisory fee payable to Cedar Street pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Barings under the prior subadvisory agreement. The Trustees noted that, based on the Fund’s assets as of April 30, 2019, the effective annual fee rate for the Fund under the prior subadvisory agreement with Barings was equal to the effective annual fee rate to be paid by the Adviser under the new subadvisory agreement with Cedar Street.
As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should be terminated and voted to approve the new subadvisory agreement with Cedar Street.
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Trustees and Officers
As of December 2019
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (56) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	39	None
Donna J. Dean (68) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	39	None
Joseph L. Dowling III (55) Trustee	Since 2017	Chief Executive Officer (2018-Present) and Chief Investment Officer, Brown University Investment Office (2013-2018); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	39	Director of Integrated Electrical Services (2012-Present).
Randall A. Hack (72) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	39	None
Robert Kasdin (61) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	39	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
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Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (67) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	39	None
Ann M. Spruill (65) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	39	None
INTERESTED TRUSTEE
Charles F. McCain (50)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	39	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (44) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (48) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (51) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc. and Director and Chief Investment Officer (2019-Present), Harbor Trust Company, Inc.
Kristof M. Gleich (40) Vice President	Since 2019	President (2018-Present), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, and President (2019-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
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Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (56) Vice President	Since 2019	Vice President (2019-Present), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (40) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (47) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (40) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (55) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (51) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
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This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
105

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018
106

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.IG.1019

Annual Report
October 31, 2019
Fixed Income  Funds

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Harbor Bond Fund	HBFRX	HABDX	HRBDX	–
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor High-Yield Opportunities Fund	HHYRX	HHYNX	HHYAX	HHYVX
Harbor Money Market Fund	–	HARXX	HRMXX	–
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
After a challenging start early in the fiscal year, the equity markets recovered and performed well for much of the remainder of the year ending October 31, 2019. U.S. equity markets performed well compared to most other markets around the globe, lead by the strong performance of global technology and internet related stocks. Overseas, there were minimal differences between the returns of developed markets and emerging markets, though within regions there was greater dispersion. Concerns about the impact of rising geopolitical tensions and trade wars weighed on equity and fixed income markets. Steady though modest economic growth in the U.S. more than offset these concerns, leading to solid investment results across asset classes. The U.S. bond markets performed well, with the actions of an accommodative Federal Reserve leading to lower interest rates and higher returns for Government bonds as well as most corporate bonds that were supported by solid earnings.
Within the U.S. equity markets and across most overseas markets, larger cap stocks significantly outperformed smaller cap stocks, continuing a pattern observed in prior years. Also persisting was the dominance of growth over value. Outside of a few brief periods when value stocks rallied relative to growth stocks, it was a year generally dominated by larger cap growth stocks.
Comments from the portfolio managers of each Harbor fund are included in the following pages.  You will notice that their market and performance comments and outlooks reflect their distinctive investment approaches.  We believe shareholders benefit from reading these different perspectives, particularly as they look ahead to the future.
One thing that should stand out as you read the comments of our portfolio managers is their strong commitment to active management. We believe that actively managed portfolios, led by skilled practitioners of the art and science of investing, are well positioned to take advantage of the various opportunities that arise over time to deliver attractive long-term investment results.
Since the launch of the first Harbor funds in 1986, we have served as a gateway for shareholders to access talented, institutional caliber asset management through active, cost-aware investments. We identify specialists in each asset class to manage portfolios, and apply a comprehensive oversight program to monitor their performance and ensure their decisions are in the best interest of shareholders. We offer our shareholders the benefit of institutional caliber portfolio managers, in addition to serving as professional adviser to maintain portfolio manager accountability.
The ending of a calendar year always marks a good time to evaluate your financial goals and investments. We encourage shareholders to take a long-term prospective with their investments. While past performance is never a guarantee of future results, over the long-term, the returns of equities and fixed income securities have historically helped investors achieve their financial objectives. We believe investors should maintain a diversified portfolio of equities, fixed income and cash in an allocation consistent with their long-term financial goas and comfort with risk.
Harbor Funds is proud to offer a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for your confidence in Harbor Funds. We will do our best to continue to earn your trust in 2020 and the years ahead.
December 23, 2019

Charles F. McCain
Chairman

Harbor Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah, Ph.D.
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
To start the fiscal year, elevated volatility as concerns about slowing global growth and rising geopolitical uncertainty weighed on risk sentiment. U.S. stocks reversed their gains from earlier in 2018 and fell sharply alongside a broader global risk asset sell-off.
Following December’s steep sell-off, risk assets bounced back as dovish pivots from global central banks helped ease financial conditions and optimism over U.S.-China trade negotiations bolstered investor sentiment. Still, economic data continued to signal decelerating global growth. Robust risk appetites reverberated across most risk assets – global equities surged higher, developed market yields fell, credit spreads tightened, and oil prices climbed – though not all retraced the extent of the drawdowns in the fourth quarter of 2018.
Over the second half of the fiscal year - despite heightened global trade tensions - both safe haven and risk assets broadly rallied as central bank rhetoric struck even more accommodative tones amid mounting economic uncertainties. “Safe-haven” and risk assets alike rallied as financial conditions eased in anticipation of easier global monetary policy. While risk sentiment moved in tandem with the ebb and flow of global trade tensions throughout the quarter, the S&P 500 Index still set new highs and credit spreads broadly tightened. Meanwhile, 10-year bond yields fell in the U.S. and Germany – with the latter setting a new record low – and the U.S. yield curve inverted again.
Geopolitical developments garnered headlines and drove market volatility. Chief among these was the U.S.-China trade war as tensions rose with more tariff action. Outside of trade, political instability rose around the world: protests escalated in Hong Kong, unexpected electoral outcomes occurred in Argentina, and a formal impeachment inquiry against President Trump materialized in the U.S. Tensions in the Middle East also flared following attacks on Saudi oil facilities.
Against an increasingly mixed geopolitical landscape and a backdrop of continued softening in global growth momentum, risk assets generally withstood bouts of market volatility while sovereign yields declined.
In the final month of the fiscal year, activity broadly reflected more favorable sentiment in markets as trade tensions between the US and China eased modestly.
PERFORMANCE
Harbor Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the year ended October 31, 2019. The Fund returned 10.84% (Retirement Class), 10.74% (Institutional Class), and 10.44% (Administrative Class) for the fiscal year, compared with the benchmark’s return of 11.51%.
The following strategies helped returns for fiscal year 2019:
•	An overweight to U.S. duration as U.S. rates fell over the fiscal year.
•	Security selection within investment grade credit, particularly a preference for financials.
•	Tactical exposure to a basket of emerging market currencies, particularly the Mexican peso and Brazilian real.
•	An allocation to U.S. dollar-denominated emerging market debt as select issues outperformed over the period.

Harbor Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Bond Fund
Retirement Class[1]	10.84%	3.51%	4.10%
Institutional Class	10.74	3.51	4.10
Administrative Class	10.44	3.25	3.84
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.72% (Net) and 0.83% (Gross) (Retirement Class); 0.80% (Net) and 0.91% (Gross) (Institutional Class); and 1.05% (Net) and 1.16% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The following strategies were negative or neutral for returns:
•	Short duration exposure to select developed markets including Australia, Japan and the U.K. as yields in these countries fell over the fiscal year.
•	An allocation to U.S. inflation-linked bonds, as inflation expectations moved lower alongside energy prices and weak global macro data.
OUTLOOK & STRATEGY
We believe the global economy is about to enter a low-growth “window of weakness” as ongoing trade tensions and heightened political uncertainty continue to act as a drag on global trade, manufacturing activity, and business investment. In our baseline forecast, the low-growth period of vulnerability – with trade, monetary, and fiscal policy acting as swing factors – gives way to a moderate recovery in U.S. and global growth in the course of 2020.
In the U.S., we continue to expect growth to slow to 1.25%–
1.75% in 2020 from a peak of 3.2% in the second quarter of 2018. Slower global growth and elevated trade tensions are expected to depress investment and export growth, while slower business output and lower profit growth slow labor markets, weighing on consumption. We believe core inflation is likely to firm somewhat to the 2.25%−2.75% range due to the recent tariffs on Chinese goods, though it is likely to moderate in later 2020. We expect the U.S. Federal Reserve to support growth by cutting rates further over the next few quarters.
For the eurozone, we see the continuation of a 1% growth, 1% inflation economy. Ongoing trade tensions are expected to exert a significant drag on growth, somewhat offset by supportive domestic conditions, including easy financial conditions, modest fiscal stimulus, and remaining pent-up demand. Core inflation could rise a bit over the next year in response to rising wages, but weak growth suggests that margin pressure on businesses will continue, limiting the pass-through of higher labor costs. While the European Central Bank may cut the policy rate a little further, we expect the focus to remain on forward guidance, targeted longer-term refinancing operations, and asset purchases.
In the United Kingdom (UK), we expect real growth in the range of 0.75%–1.25% in 2020, modestly below trend. We anticipate an orderly Brexit, either through an amended withdrawal agreement or a relatively orderly no-deal exit. However, we see headwinds from weak global trade, Brexit-related uncertainty, and possible disturbances in the event of a no-deal exit weighing on growth. We expect core CPI inflation to remain stable at or close to the 2% target. While wage growth has picked up, we think firms are likely to absorb higher labor costs. The Bank of England will likely keep its policy rate unchanged at 0.75%, but we expect a cut in the event of a no-deal exit.
Japan’s GDP growth is expected to slow to a 0.25%–0.75% range in 2020 from an estimated 1.1% this year. Although we expect domestic demand to remain resilient thanks to a tight labor market and anticipated fiscal accommodation, the balance of risk remains on the downside due to external factors. Core inflation is expected to remain low at 0.5%–1%, with most of the impact

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Bond Fund
Manager’s Commentary—Continued

from the consumption tax hike offset by lower mobile phone charges and free nursery education. We believe the hurdle for deeper negative interest rates remains high, but there is clear appetite for fiscal stimulus from both the Bank of Japan and the government.
In China, we see growth slowing in 2020 to a 5.0%‒6.0% range from an estimated 6.1% in 2019 due to the trade conflict, rising unemployment, weakening consumption, and sluggish business investment. We expect fiscal stimulus of around 1% of gross domestic product (GDP), likely front-loaded in the first quarter of 2020. Inflation should remain benign at 1.5%–2.5%, and we expect the People’s Bank of China to cut rates by 50 basis points, in addition to reductions in bank reserve requirement ratios. We also expect further moderate yuan depreciation against the U.S. dollar to cushion the trade war’s impact on manufacturing.
With respect to portfolio strategy:
•	We are about neutral headline duration but favor U.S. duration against rate exposure in other developed regions, including in the U.K. and Japan.
•	We prefer the intermediate portion of the curve, anchored by our views that short-term rates are likely to remain at low levels and that lower global yields will exert downward pressure on rates at home.
•	We have more diversified credit exposures in sectors beyond investment grade corporates and are more focused on sector/ security selection over generic beta exposure and look to add opportunistically amid market dislocations.
•	We maintain TIPS exposure given low breakeven rates and our expectations for inflation to drift toward target.
•	We remain tactical with currency positioning, particularly given less conviction in the overall direction of the U.S. dollar.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Portfolio of Investments—October 31, 2019

Investment Allocation (% of investments) – Unaudited
(Excludes derivative positions)
Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—8.3%
Principal Amount		Value
	Allegro CLO I Ltd.[1]
	Series 2013 Cl. 1A
$808	3.486% (3 Month USD Libor + 1.220) 01/30/2026[2,3]	$ 808
	Ally Auto Receivables Trust
	Series 2018-3 Cl. A2
1,389	2.720%—05/17/2021	1,390
	AmeriCredit Automobile Receivables Trust
	Series 2018-1 Cl. A2B
446	2.530% (1 Month USD Libor) 07/19/2021[2]	446
	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2017-FL1 Cl. A
6,800	3.328% (1 Month USD Libor + 1.300) 04/15/2027[2,3]	6,805
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,352	2.178% (1 Month USD Libor + 0.160) 05/25/2036[2]	2,399
	Series 2005-W2 Cl. A2C
1,500	2.378% (1 Month USD Libor + 0.360) 10/25/2035[2]	1,506
	Series 2004-W11 Cl. M3
939	3.143% (1 Month USD Libor + 0.750) 11/25/2034[2]	950
		4,855
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
4,948	3.273% (1 Month USD Libor + 0.830) 08/15/2033[2]	4,990
	Cent CLO Ltd.[1]
	Series 2015-24A Cl. A1R
5,200	3.373% (3 Month USD Libor + 1.070) 10/15/2026[2,3]	5,192
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
1,265	2.168% (1 Month USD Libor + 0.150) 05/25/2037[2]	1,259
	Series 2006-ABC1 Cl. A3
4,527	2.258% (1 Month USD Libor + 0.240) 05/25/2036[2]	3,604
	Series 2006-2 Cl. M1
1,200	2.418% (1 Month USD Libor + 0.400) 06/25/2036[2]	1,194
		6,057
	Credit Acceptance Auto Loan Trust
	Series 2018-2A Cl. A
6,300	3.470%—05/17/2027[3]	6,393
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Crown Point CLO Ltd.[1]
	Series 2018-5A Cl. A
$5,700	3.243% (3 Month USD Libor + 0.940) 07/17/2028[2,3]	$ 5,685
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. ARR
5,500	3.203% (3 Month USD Libor + 0.900) 10/15/2027[2,3]	5,496
	Evergreen Credit Card Trust
	Series 2019-2 Cl. A
6,000	1.900%—09/16/2024[3]	6,003
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
111	2.168% (1 Month USD Libor + 0.150) 07/25/2036[2]	111
	GSAA Trust
	Series 2006-20 Cl. 1A2
4,304	2.198% (1 Month USD Libor + 0.180) 12/25/2046[2]	2,157
	Series 2007-9 Cl. A1A
1,157	6.000%—08/25/2047	1,141
		3,298
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
112	2.088% (1 Month USD Libor + 0.070) 12/25/2036[2]	66
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
5,018	2.188% (1 Month USD Libor + 0.170) 12/25/2036[2]	1,982
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
2,042	3.068% (1 Month USD Libor + 1.050) 06/25/2035[2]	1,989
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
2,384	2.598% (1 Month USD Libor + 0.290) 01/25/2036[2]	2,375
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
884	4.208%—05/25/2035[4]	689
	LoanCore Ltd.
	Series 2018-CRE1 Cl. A
5,200	3.158% (1 Month USD Libor + 1.130) 05/15/2028[2,3]	5,205
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
5,473	2.258% (1 Month USD Libor + 0.240) 06/25/2036[2]	3,235

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Mid-State Trust
	Series 2004-1 Cl. A
$956	6.005%—08/15/2037	$ 1,034
	Monarch Grove CLO[1]
	Series 2018-1A Cl. A1
4,300	3.156% (3 Month USD Libor + 0.880) 01/25/2028[2,3]	4,284
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2007-HE1 Cl. A2C
2,114	2.168% (1 Month USD Libor + 0.150) 11/25/2036[2]	1,479
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
398	2.918% (1 Month USD Libor + 0.600) 07/25/2032[2]	400
	Mountain View CLO Ltd.[1]
	Series 2014-1A Cl. ARR
4,850	3.103% (3 Month USD Libor + 0.800) 10/15/2026[2,3]	4,848
	Navient Student Loan Trust
	Series 2017-3A Cl. A1
560	2.318% (1 Month USD Libor + 0.300) 07/26/2066[2,3]	560
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
5,368	2.370%—09/14/2032[3]	5,371
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,450	2.268% (1 Month USD Libor + 0.250) 07/25/2037[2]	3,387
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
5,091	2.498% (1 Month USD Libor + 0.480) 08/25/2035[2]	5,132
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,654	2.148% (1 Month USD Libor + 0.130) 09/25/2036[2]	1,300
	RAMP Trust
	Series 2004-RS8 Cl. MII1
362	3.166% (1 Month USD Libor + 0.600) 08/25/2034[2]	363
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
8,106	2.678% (1 Month USD Libor + 0.440) 08/25/2035[2]	5,656
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
33	5.130%—09/01/2023	34
	Series 2009-20A Cl. 1
1,741	5.720%—01/01/2029	1,905
	Series 2008-20H Cl. 1
3,292	6.020%—08/01/2028	3,594
	Series 2001-20A Cl. 1
28	6.290%—01/01/2021	28
		5,561
	SoFi Professional Loan Program Trust
	Series 2018-A1FX Cl. B
2,585	2.640%—08/25/2047[3]	2,594
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
8	2.148% (1 Month USD Libor + 0.130) 12/25/2036[2]	8
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
2,977	2.128% (1 Month USD Libor + 0.110) 09/25/2037[2]	1,503
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Structured Asset Securities Co.
		Series 2007-MN1A Cl. A1
	$20,984	2.248% (1 Month USD Libor + 0.230) 01/25/2037[2,3]	$ 15,192
		Telos CLO Ltd.[1]
		Series 2014 Cl. 6A
	5,908	3.573% (3 Month USD Libor + 1.270) 01/17/2027[2,3]	5,910
		TPG Real Estate Finance Trust
		Series 2019-Fl3 Cl. A
	5,000	3.150%—10/15/2034[3]	5,013
		Tralee CLO V Ltd.[1]
		Series 2018-5A Cl. A1
	5,900	3.388% (3 Month USD Libor + 1.110) 10/20/2028[2,3]	5,898
		Trillium Credit Card Trust II
		Series 2018-1A Cl. A
	8,100	2.296% (1 Month USD Libor) 02/27/2023[2,3]	8,100
		Venture XVI CLO Ltd.[1]
		Series 2014-16A Cl. ARR
	5,400	3.153% (3 Month USD Libor + 0.850) 01/15/2028[2,3]	5,386
		Westlake Automobile Receivables Trust
		Series 2018-A2A Cl. 3A
	3,584	2.980%—01/18/2022[3]	3,593
TOTAL ASSET-BACKED SECURITIES
(Cost $161,995)			165,642

BANK LOAN OBLIGATIONS—0.3%
(Cost $5,200)
		Toyota Motor Credit Corp.
		Revolver Term Out Loan
	5,200	2.680% (3 Month USD Libor + 0.580) 09/28/2020[2]	5,198 [x]

COLLATERALIZED MORTGAGE OBLIGATIONS—7.7%
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	2,760	2.138% (1 Month USD Libor + 0.120) 08/25/2036[2]	1,528
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,525	0.953% (3 Month GBP Libor + 0.170) 03/17/2039[2]	3,101
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	$851	2.344% (1 Month USD Libor + 0.300) 05/20/2047[2]	844
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	5,856	2.228% (1 Month USD Libor + 0.210) 05/25/2047[2]	5,510
		Series 2011-RR5 Cl. 12A1
	459	4.882%—03/26/2037[3,4]	465
		Series 2011-RR4 Cl. 8A1
	2,046	5.250%—02/26/2036[2,3]	1,500
			7,475
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2000-2 Cl. A1
	16	2.781% (Cost of Funds for the 11th District of San Francisco) 11/25/2030[2]	16
		Series 2004-10 Cl. 12A3
	27	4.222%—01/25/2035[2]	28
		Series 2006-4 Cl. 1A1
	310	4.667%—10/25/2036[2]	306

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Series 2004-1 Cl. 12A5
	$300	4.686%—04/25/2034[2]	$ 310
			660
		Bear Stearns Alt-A Trust
		Series 2005-4 Cl. 1A1
	103	2.458% (1 Month USD Libor + 0.220) 07/25/2035[2]	103
		Chase Mortgage Finance Corp.
		Series 2006-A1 Cl. 4A1
	1,445	4.049%—09/25/2036[2]	1,366
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	3,134	2.418% (1 Month USD Libor + 0.400) 05/25/2036[2]	2,656
		Series 2005-84 Cl. 1A1
	2,403	3.675%—02/25/2036[2]	2,115
		Series 2005-20CB Cl. 2A5
	2,080	5.500%—07/25/2035	1,888
		Series 2006-36T2 Cl. 1A4
	1,194	5.750%—12/25/2036	798
			7,457
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	769	4.409%—09/25/2047[2]	765
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	330	6.000%—11/25/2035	281
		DC Office Trust
		Series 2019-MTC Cl. A
	4,900	2.965%—09/15/2045[3]	5,094
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	4,721	2.168% (1 Month USD Libor + 0.150) 03/25/2037[2]	4,538
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	2,029	3.366% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 03/19/2046[2]	1,907
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	2,050	0.935% (3 Month GBP Libor + 0.150) 06/15/2044[2]	2,545
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	$1,072	4.550%—02/25/2036[2]	1,055
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
	—	6.750%—08/21/2031	—
		GPT Mortgage Trust
		Series 2018-GPP Cl. A
	426	3.040% (1 Month USD Libor + 1.013) 06/15/2035[2,3]	426
		GS Mortgage Securities Corp. Trust
		Series 2016-RENT Cl. A
	6,900	3.203%—02/10/2029[3]	6,958
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	4,838	2.418% (1 Month USD Libor + 0.400) 04/25/2036[2,3]	4,139
		GSR Mortgage Loan Trust
		Series 2005-AR7 Cl. 6A1
	238	4.287%—11/25/2035[2]	246
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Series 2005-AR3 Cl. 3A1
	$474	4.600%—05/25/2035[2]	$ 427
			673
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	622	2.877% (1 Month USD Libor + 0.410) 11/19/2034[2]	590
		Hawksmoor Mortgages
		Series 2019-1A Cl. A
GBP	18,800	1.758% (Sonia Interest Rate Benchmark + 1.050) 05/25/2053[2,3]	24,374
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	$2,854	2.198% (1 Month USD Libor + 0.180) 12/25/2036[2]	2,846
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	4	3.671%—01/25/2032[2]	4
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,968	6.500%—07/25/2037	1,745
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	13,445	3.554%—07/25/2037[2]	11,366
		Series 2005-AR31 Cl. 1A1
	1,078	3.927%—01/25/2036[2]	1,013
			12,379
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	2,054	4.120%—10/25/2036[2]	1,873
		Series 2006-S1 Cl. 3A1
	580	5.500%—04/25/2036	610
			2,483
		JP Morgan Re-REMIC[5]
		Series 2009-7 Cl. 11A1
	30	3.987%—09/27/2036[2,3]	30
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	1,001	1.431% (3 Month GBP Libor + 0.650) 12/15/2049[2]	1,268
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$570	6.000%—03/25/2037	401
		Merrill Lynch Mortgage Investors Inc.
		Series 2005-3 Cl. 4A
	1	2.516% (1 Month USD Libor + 0.250) 11/25/2035[2]	1
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	6,000	3.040%—04/15/2048	6,158
		Provident Funding Mortgage Loan Trust
		Series 2005-2 Cl. 3A
	1,611	4.712%—10/25/2035[2]	1,644
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	1,914	6.000%—03/25/2037	1,797
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	17,895	6.250%—08/25/2037	7,167
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	244	4.675%—02/25/2037[2]	207
		Series 2006-SA1 Cl. 2A1
	290	5.108%—02/25/2036[2]	267
			474

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
GBP	1,659	0.950% (3 Month GBP Libor + 0.170) 06/12/2044[2]	$ 2,030
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$1,801	2.168% (1 Month USD Libor + 0.150) 02/25/2037[2]	1,769
		Series 2005-21A Cl. 3A1
	428	4.396%—04/25/2035[2]	431
			2,200
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	384	2.307% (1 Month USD Libor + 0.250) 07/19/2035[2]	382
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	579	4.798%—01/25/2037[2]	547
		Towd Point Mortgage Funding
		Series 2019-A13A Cl. A1
GBP	17,300	0.900%—07/20/2045[3]	22,255
		Series 2019-GR4A Cl. A1
	6,667	1.798% (3 Month GBP Libor + 1.025) 10/20/2051[2,3]	8,660
			30,915
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR13 Cl. A1A1
	$188	2.308% (1 Month USD Libor + 0.290) 10/25/2045[2]	187
		Series 2005-AR6 Cl. 2A1A
	387	2.478% (1 Month USD Libor + 0.230) 04/25/2045[2]	387
		Series 2006-AR11 Cl. 3A1A
	1,847	3.366% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 09/25/2046[2]	1,793
			2,367
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $146,278)			152,717

CORPORATE BONDS & NOTES—51.2%
AEROSPACE & DEFENSE—0.3%
		Rockwell Collins Inc.
	5,500	2.800%—03/15/2022	5,606
AIRLINES—0.4%
		Air Canada 2017-1 Class Aa Pass-Through Trust
	3,985	3.300%—07/15/2031[3]	4,122
		Delta Air Lines Inc.
	3,000	3.400%—04/19/2021	3,046
	700	3.625%—03/15/2022	718
			3,764
			7,886
AUTO COMPONENTS—0.3%
		ZF North America Capital Inc.
	5,800	4.500%—04/29/2022[3]	5,949
AUTOMOBILES—3.9%
		BMW Finance NV
	4,900	2.250%—08/12/2022[3]	4,921
		BMW US Capital LLC
	1,000	1.850%—09/15/2021[3]	999
		Daimler Finance North America LLC
	5,900	2.550%—08/15/2022[3]	5,956
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
AUTOMOBILES—Continued
		Ford Motor Credit Co. LLC
	$3,400	2.343%—11/02/2020	$ 3,392
	3,400	2.425%—06/12/2020	3,396
	1,300	2.459%—03/27/2020	1,300
	1,550	3.200%—01/15/2021	1,557
	10,050	8.125%—01/15/2020	10,158
			19,803
		General Motors Financial Co. Inc.
	6,600	2.450%—11/06/2020	6,611
	7,700	2.779% (3 Month USD Libor + 0.540) 11/06/2020[2]	7,681
	2,800	3.150%—01/15/2020	2,804
	2,600	3.200%—07/13/2020	2,617
			19,713
		Nissan Motor Acceptance Corp.
	2,600	2.550%—03/08/2021[3]	2,608
		Volkswagen Bank GmbH MTN[6]
EUR	2,000	0.102% (3 Month EUR Libor + 1.550) 06/15/2021[2]	2,232
	2,500	1.875%—01/31/2024	2,955
			5,187
		Volkswagen Group of America Finance LLC
	$4,800	2.946% (3 Month USD Libor + 0.770) 11/13/2020[2,3]	4,822
	4,800	4.250%—11/13/2023[3]	5,147
	4,800	4.750%—11/13/2028[3]	5,448
			15,417
		Volkswagen International Finance NV
EUR	1,800	1.144% (3 Month EUR Libor + 1.550) 11/16/2024[2]	2,066
			76,670
BANKS—14.4%
		Australia & New Zealand Banking Group Ltd.
	$5,200	3.300%—05/17/2021	5,311
	5,100	3.312% (3 Month USD Libor + 0.460) 05/17/2021[2,3]	5,121
			10,432
		Banco Bilbao Vizcaya Argentaria SA
EUR	4,000	6.750% (EUR 5 Year Swaps Curve + 6.604) 02/18/2020[2,7]	4,529
		Banco Espirito Santo SA MTN[6]
	3,500	0.000%—01/15/2049*	1,097
		Bank of America Corp. MTN[6]
	$1,300	2.151%—11/09/2020	1,300
	4,960	2.917% (3 Month USD Libor + 0.790) 03/05/2024[2]	4,995
			6,295
		Banque Federative du Credit Mutuel SA
	6,300	3.750%—07/20/2023[3]	6,639
		Barclays Bank plc
	3,700	4.610% (3 Month USD Libor + 1.400) 02/15/2023[2]	3,867
		Barclays MTN[6]
GBP	4,000	3.250%—02/12/2027	5,531
		Barclays plc
	$4,200	3.684%—01/10/2023	4,298
	6,300	4.291% (3 Month USD Libor + 2.110) 08/10/2021[2]	6,437
EUR	2,000	8.000% (EUR 5 Year Swaps Curve + 6.750) 12/15/2020[2,7]	2,393
			13,128
		BBVA Bancomer SA/Texas
	$289	6.500%—03/10/2021	304

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—Continued
	BBVA USA
$2,900	2.500%—08/27/2024	$ 2,906
	Citibank NA
5,400	3.400%—07/23/2021	5,537
	Citigroup Inc.
3,000	2.350%—08/02/2021	3,019
6,800	2.750%—04/25/2022	6,906
3,900	2.876% (3 Month USD Libor + 0.950) 07/24/2023[2]	3,966
4,000	3.568% (3 Month USD Libor + 1.430) 09/01/2023[2]	4,085
		17,976
	Deutsche Bank AG/New York
5,500	2.700%—07/13/2020	5,503
3,800	3.950%—02/27/2023	3,890
3,200	4.250%—10/14/2021	3,282
		12,675
	HSBC Bank plc
4,300	4.125%—08/12/2020[3]	4,374
	ING Bank NV
5,600	2.450%—03/16/2020[3]	5,611
	Intesa Sanpaolo SpA
5,000	4.000%—09/23/2029[3]	5,075
	JPMorgan Chase & Co.
5,500	2.400%—06/07/2021	5,544
5,700	3.514% (3 Month USD Libor + 0.610) 06/18/2022[2]	5,834
		11,378
	JPMorgan Chase Bank NA
10,000	2.607% (3 Month USD Libor + 0.340) 04/26/2021[2]	10,007
4,500	3.086% (3 Month USD Libor + 0.350) 04/26/2021[2]	4,524
		14,531
	Lloyds Bank plc
5,900	2.250%—08/14/2022	5,934
4,900	3.300%—05/07/2021	4,990
		10,924
	Lloyds Banking Group plc
6,000	2.858%—03/17/2023[2]	6,066
5,300	4.450%—05/08/2025	5,798
		11,864
	Mitsubishi UFJ Financial Group Inc.
4,800	2.623%—07/18/2022	4,861
3,900	3.455%—03/02/2023	4,053
		8,914
	Mitsubishi UFJ Lease & Finance Co. Ltd. MTN[6]
3,000	2.250%—09/07/2021	2,996
	Mizuho Financial Group Inc.
4,900	2.555%—09/13/2025[2]	4,900
	Nordea Bank Abp
2,500	3.750%—08/30/2023[3]	2,625
	Oversea-Chinese Banking Corp. Ltd.
4,200	2.574% (3 Month USD Libor + 0.450) 05/17/2021[2,3]	4,208
	Royal Bank of Canada
4,300	2.300%—03/22/2021	4,330
	Royal Bank of Scotland Group plc
700	3.628% (3 Month USD Libor + 1.470) 05/15/2023[2]	706
3,800	4.892% (3 Month USD Libor + 1.754) 05/18/2029[2]	4,274
2,500	8.625% (USD Swap Semi 30/360 5Y + 7.598) 08/15/2021[2,7]	2,700
		7,680
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		Royal Bank of Scotland Group plc MTN[6]
EUR	600	2.000% (3 Month EUR Libor + 1.737) 03/04/2025[2]	$ 709
		Skandinaviska Enskilda Banken AB
	$5,300	2.554% (3 Month USD Libor + 0.430) 05/17/2021[2,3]	5,317
	5,300	3.250%—05/17/2021[3]	5,402
			10,719
		Societe Generale SA MTN[6]
	4,900	4.250%—09/14/2023[3]	5,208
		Standard Chartered plc
	5,000	2.744%—09/10/2022[2,3]	5,025
	5,000	4.247% (3 Month USD Libor + 1.150) 01/20/2023[2,3]	5,187
			10,212
		Sumitomo Mitsui Financial Group Inc.
	6,900	3.782% (3 Month USD Libor + 1.680) 03/09/2021[2]	7,029
		Svenska Handelsbanken AB MTN[6]
	5,500	3.350%—05/24/2021	5,623
		Synchrony Bank
	5,500	3.650%—05/24/2021	5,612
		Toronto-Dominion Bank
	5,900	3.350%—10/22/2021[3]	6,077
		UBS AG/London
	3,400	2.450%—12/01/2020[3]	3,417
	2,700	2.618% (3 Month USD Libor + 0.480) 12/01/2020[2,3]	2,708
			6,125
		UniCredit SpA MTN[6]
	10,600	7.830%—12/04/2023[3]	12,505
		US Bank NA
	6,300	3.150%—04/26/2021	6,427
		Wells Fargo & Co.
	3,100	3.486% (3 Month USD Libor + 1.230) 10/31/2023[2]	3,156
	4,408	5.889% (3 Month USD Libor + 3.770) 09/15/2019[2,7]	4,468
			7,624
		Wells Fargo & Co. MTN[6]
	5,600	3.550%—09/29/2025	5,938
		Wells Fargo Bank NA
	5,900	3.625%—10/22/2021	6,085
			286,219
BEVERAGES—0.7%
		Anheuser-Busch InBev Finance Inc.
	4,700	3.700%—02/01/2024	5,018
		Bacardi Ltd.
	4,700	4.450%—05/15/2025[3]	5,062
		Pernod Ricard SA
	4,200	4.450%—01/15/2022[3]	4,414
			14,494
BUILDING PRODUCTS—0.6%
		CRH America Finance Inc.
	3,200	3.950%—04/04/2028[3]	3,455
	3,200	4.500%—04/04/2048[3]	3,487
			6,942
		Fortune Brands Home & Security Inc.
	4,700	3.250%—09/15/2029	4,777

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BUILDING PRODUCTS—Continued
		Owens Corning
	$300	4.200%—12/01/2024	$ 316
			12,035
CAPITAL MARKETS—4.3%
		BGC Partners Inc.
	6,300	5.375%—07/24/2023	6,742
		BM & FBovespa SA
	1,300	5.500%—07/16/2020	1,329
		Credit Agricole SA/London MTN[6]
	4,900	3.750%—04/24/2023[3]	5,126
		Credit Suisse Group AG
	5,100	2.997% (3 Month USD Libor + 1.200) 12/14/2023[2,3]	5,172
		Credit Suisse Group Funding Guernsey Ltd.
	8,900	3.750%—03/26/2025	9,399
	4,845	3.800%—09/15/2022	5,052
			14,451
		Deutsche Bank AG/New York
	6,000	3.150%—01/22/2021	6,026
	3,500	3.273% (3 Month USD Libor + 0.970) 07/13/2020[2]	3,497
			9,523
		E*Trade Financial Corp.
	5,100	2.950%—08/24/2022	5,198
		Goldman Sachs Group Inc.
	7,700	3.036% (3 Month USD Libor + 0.780) 10/31/2022[2]	7,739
	5,500	3.200%—02/23/2023	5,674
	800	5.750%—01/24/2022	863
			14,276
		Goldman Sachs Group Inc. MTN[6]
	5,000	4.000%—03/03/2024	5,344
		Moody's Corp.
	300	2.625%—01/15/2023	305
	462	4.500%—09/01/2022	491
			796
		Morgan Stanley
	5,200	3.458% (3 Month USD Libor + 1.180) 01/20/2022[2]	5,255
		Platin 1426 GmbH
EUR	2,700	6.875%—06/15/2023[3]	2,920
		UBS Group Funding Jersey Ltd.
	$8,500	3.000%—04/15/2021[3]	8,628
			84,760
CHEMICALS—0.2%
		Sasol Financing USA LLC
	3,900	5.875%—03/27/2024	4,214
CONSUMER FINANCE—2.7%
		Ally Financial Inc.
	200	4.125%—03/30/2020	202
	200	7.500%—09/15/2020	209
			411
		American Express Co.
	5,200	3.375%—05/17/2021	5,312
	6,400	3.400%—02/27/2023	6,679
	5,200	3.700%—08/03/2023	5,505
			17,496
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CONSUMER FINANCE—Continued
		Capital One Financial Corp.
	$5,400	2.400%—10/30/2020	$ 5,424
	5,500	2.716% (3 Month USD Libor + 0.450) 10/30/2020[2]	5,511
			10,935
		Daimler Finance North America LLC
	4,861	2.200%—10/30/2021[3]	4,878
	5,300	3.350%—05/04/2021[3]	5,403
	5,300	3.700%—05/04/2023[3]	5,540
			15,821
		Harley-Davidson Financial Services Inc.
	5,300	3.550%—05/21/2021[3]	5,379
		Navient Corp. MTN[6]
	100	8.000%—03/25/2020	102
		Springleaf Finance Corp.
	2,800	6.875%—03/15/2025	3,178
			53,322
DIVERSIFIED FINANCIAL SERVICES—2.7%
		Avolon Holdings Funding Ltd.
	2,904	5.125%—10/01/2023[3]	3,141
		AXA Equitable Holdings Inc.
	3,200	3.900%—04/20/2023	3,357
		BAT Capital Corp.
	1,500	2.765% (3 Month USD Libor + 0.590) 08/14/2020[2]	1,503
		BAT International Finance plc
	3,600	3.250%—06/07/2022[3]	3,679
		Cantor Fitzgerald LP
	5,400	6.500%—06/17/2022[3]	5,830
		Depository Trust & Clearing Corp.
	3,000	4.875% (3 Month USD Libor + 3.167) 06/15/2020[2,3,7]	3,027
		GE Capital UK Funding Unlimited Co. MTN[6]
GBP	3,730	5.875%—11/04/2020	5,037
		Guardian Life Global Funding
	$4,000	3.400%—04/25/2023[3]	4,171
		Imperial Brands Finance plc
	2,100	3.500%—02/11/2023[3]	2,153
	5,600	3.875%—07/26/2029[3]	5,620
			7,773
		Reckitt Benckiser Treasury Services plc
	3,400	2.375%—06/24/2022[3]	3,425
		Rio Oil Finance Trust
	1,442	9.250%—07/06/2024[3]	1,611
	5,882	9.750%—01/06/2027[3]	6,823
			8,434
		Syngenta Finance NV
	4,500	3.933%—04/23/2021[3]	4,577
			53,954
DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
		Altice Financing SA
	2,200	6.625%—02/15/2023[3]	2,265
		Altice France SA
	1,000	7.375%—05/01/2026[3]	1,073
		AT&T Inc.
	3,500	2.888% (3 Month USD Libor + 1.180) 06/12/2024[2]	3,563
	6,200	2.953% (3 Month USD Libor + 0.750) 06/01/2021[2]	6,229
	5,200	3.000% (3 Month USD Libor + 0.650) 01/15/2020[2]	5,207
	5,000	3.000%—06/30/2022	5,114
			20,113

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	British Telecommunications plc
$1,300	4.500%—12/04/2023	$ 1,405
	Deutsche Telekom International Finance BV
6,080	2.820%—01/19/2022[3]	6,168
	Telefonica Emisiones SAU
1,800	5.134%—04/27/2020	1,826
	Verizon Communications Inc.
12,695	3.376%—02/15/2025	13,484
		46,334
ELECTRIC UTILITIES—2.3%
	American Electric Power Co. Inc.
1,000	2.150%—11/13/2020	1,002
	Duke Energy Corp.
5,300	2.675% (3 Month USD Libor + 0.500) 05/14/2021[2,3]	5,320
4,536	3.750%—04/15/2024	4,823
		10,143
	Evergy Inc.
5,000	2.450%—09/15/2024	5,036
	FirstEnergy Corp.
1,100	2.850%—07/15/2022	1,121
	Greenko Solar Mauritius Ltd.
4,900	5.550%—01/29/2025[3]	4,906
	Interstate Power & Light Co.
4,800	3.250%—12/01/2024	5,043
	Nextera Energy Capital Holdings Inc.
5,000	1.950%—09/01/2022	5,000
1,624	2.800%—01/15/2023	1,657
4,800	3.200%—02/25/2022	4,926
		11,583
	Sempra Energy
5,200	2.569% (3 Month USD Libor + 0.450) 03/15/2021[2]	5,187
	Virginia Electric & Power Co.
1,100	2.950%—01/15/2022	1,122
		45,143
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
	Arrow Electronics Inc.
2,100	3.500%—04/01/2022	2,142
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.5%
	Alexandria Real Estate Equities Inc.
2,100	2.750%—12/15/2029	2,089
	American Tower Corp.
5,000	2.750%—01/15/2027	5,027
2,099	3.300%—02/15/2021	2,131
		7,158
	AvalonBay Communities Inc. MTN[6]
3,000	3.450%—06/01/2025	3,197
	Boston Properties LP
4,905	2.750%—10/01/2026	4,984
	Brandywine Oper Partners Co.
5,000	4.100%—10/01/2024	5,286
	CBL & Associates LP
2,700	4.600%—10/15/2024	1,728
6,600	5.950%—12/15/2026	4,422
		6,150
	Crown Castle International Corp.
4,000	3.700%—06/15/2026	4,245
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Digital Realty Trust LP
$5,500	4.450%—07/15/2028	$ 6,095
	EPR Properties
1,900	4.500%—06/01/2027	2,037
600	4.950%—04/15/2028	659
		2,696
	GLP Capital LP
4,500	4.000%—01/15/2030	4,574
	OMEGA Healthcare Investors Inc.
2,300	4.375%—08/01/2023	2,444
	Physicians Realty LP
1,400	3.950%—01/15/2028	1,475
	Service Properties Trust
4,800	4.350%—10/01/2024	4,913
	Spirit Realty LP
4,700	3.400%—01/15/2030	4,744
	Washington Prime Group LP
5,800	6.450%—08/15/2024	5,590
	Welltower Inc.
4,600	3.100%—01/15/2030	4,665
		70,305
FOOD & STAPLES RETAILING—0.1%
	CVS Pass-Through Trust
520	6.943%—01/10/2030	614
	Viterra Inc.
200	5.950%—08/01/2020[3]	205
	Walgreens Boots Alliance Inc.
1,600	3.300%—11/18/2021	1,636
		2,455
FOOD PRODUCTS—0.6%
	Kraft Heinz Foods Co.
400	2.751% (3 Month USD Libor + 0.570) 02/10/2021[2]	400
	McCormick & Co. Inc.
4,400	2.700%—08/15/2022	4,479
	Mondelez International Inc.
5,000	3.000%—05/07/2020	5,026
	Tyson Foods Inc.
1,100	2.250%—08/23/2021	1,106
		11,011
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Zimmer Biomet Holdings Inc.
4,900	2.700%—04/01/2020	4,910
HEALTH CARE PROVIDERS & SERVICES—0.6%
	Centene Corp.
500	5.375%—06/01/2026[3]	530
	CVS Health Corp.
1,073	2.800%—07/20/2020	1,078
5,800	3.700%—03/09/2023	6,052
		7,130
	HCA Inc.
4,000	5.375%—09/01/2026	4,370
100	5.875%—02/01/2029	114
		4,484
		12,144

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—0.7%
	Marriott International
$3,900	2.125%—10/03/2022	$ 3,911
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5,200	4.250%—05/30/2023[3]	5,402
4,800	5.500%—03/01/2025[3]	5,112
		10,514
		14,425
INSURANCE—1.2%
	AIA Group Ltd.
5,900	2.676% (3 Month USD Libor + 0.520) 09/20/2021[2,3]	5,897
	AIG Global Funding
6,400	3.350%—06/25/2021[3]	6,537
	Ambac LSNI LLC
887	7.104% (3 Month USD Libor + 5.000) 02/12/2023[2,3]	896
	Jackson National Life Global Funding
4,800	2.375%—09/15/2022[3]	4,828
6,300	3.300%—06/11/2021[3]	6,438
		11,266
		24,596
IT SERVICES—0.3%
	Paypal Holdings Inc.
5,000	2.850%—10/01/2029	5,026
MACHINERY—0.4%
	CNH Industrial Capital LLC
500	3.875%—10/15/2021	515
2,200	4.375%—11/06/2020	2,250
		2,765
	John Deere Capital Corp. MTN[6]
5,600	2.652% (3 Month USD Libor + 0.550) 06/07/2023[2]	5,615
		8,380
MEDIA—0.7%
	Charter Communications Operating LLC
1,800	3.579%—07/23/2020	1,815
7,600	4.464%—07/23/2022	8,003
		9,818
	COX Communications Inc.
4,700	3.250%—12/15/2022[3]	4,854
		14,672
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	ERP Operating LP
4,100	3.375%—06/01/2025	4,354
	Simon Property Group LP
6,000	2.500%—09/01/2020	6,023
		10,377
OIL, GAS & CONSUMABLE FUELS—1.2%
	Enbridge Inc.
2,900	2.738% (3 Month USD Libor + 0.400) 01/10/2020[2]	2,902
	Energy Transfer Partners LP
1,100	4.150%—10/01/2020	1,116
	Equities Midstream Partners LP
1,550	4.750%—07/15/2023	1,539
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
OIL, GAS & CONSUMABLE FUELS—Continued
		MPLX LP
	$3,300	4.900%—04/15/2058	$ 3,279
		Occidental Petroleum Corp.
	3,900	2.900%—08/15/2024	3,935
		Odebrecht Drilling Norbe VIII/IX Ltd.
	1,123	6.350%—12/01/2021	1,120
	3,293	7.350%—12/01/2026	1,913
	8	7.350%—12/01/2026[3]	5
			3,038
		Odebrecht Offshore Drilling Finance Ltd.
	789	6.720%—12/01/2022	778
	3,364	7.720%—12/01/2026	848
			1,626
		Odebrecht Oil & Gas Finance Ltd.
	2,183	0.000%—09/12/2019[3,7,8]	22
		Petroleos Mexicanos
	2,400	6.840%—01/23/2030[3]	2,565
		Rio Oil Finance Trust
	2,196	9.250%—07/06/2024	2,454
		Southern California Gas Co.
	900	3.200%—06/15/2025	939
			23,415
PHARMACEUTICALS—1.8%
		Abbvie Inc.
	1,000	3.200%—11/06/2022	1,027
		Allergan Funding SCS
	6,700	3.000%—03/12/2020	6,717
	2,200	3.450%—03/15/2022	2,256
			8,973
		Bayer US Finance II LLC
	6,300	3.875%—12/15/2023[3]	6,604
	2,800	4.250%—12/15/2025[3]	3,009
			9,613
		Mylan NV
EUR	5,100	2.250%—11/22/2024	6,060
		Takeda Pharmaceutical Co. Ltd.
	$3,900	4.400%—11/26/2023[3]	4,212
		Teva Pharmaceutical Finance Netherlands II BV
EUR	2,200	3.250%—04/15/2022	2,433
		Teva Pharmaceutical Finance Netherlands III BV
	$3,000	6.750%—03/01/2028[9]	2,700
			35,018
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
		Tesco Property Finance 5 plc
GBP	2,257	5.661%—10/13/2041	3,765
ROAD & RAIL—0.3%
		ERAC USA Finance LLC
	$2,600	3.300%—10/15/2022[3]	2,683
		Penske Truck Leasing Co. LP
	3,800	2.700%—03/14/2023[3]	3,845
		TTX Co. MTN[6]
	250	2.600%—06/15/2020[3]	251
			6,779

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
$3,800	3.000%—01/15/2022	$ 3,852
3,800	3.875%—01/15/2027	3,842
		7,694
	Broadcom Inc.
4,900	3.125%—10/15/2022[3]	4,994
	NXP BV
700	4.125%—06/01/2021[3]	720
1,800	4.625%—06/15/2022[3]	1,892
		2,612
		15,300
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
	Dell International LLC
4,000	5.450%—06/15/2023[3]	4,351
	EMC Corp.
3,600	2.650%—06/01/2020	3,605
	Hewlett Packard Enterprise Co.
5,900	3.009% (3 Month USD Libor + 0.720) 10/05/2021[2]	5,900
		13,856
THRIFTS & MORTGAGE FINANCE—0.3%
	Nationwide Building Society
5,300	4.363% (3 Month USD Libor + 1.392) 08/01/2024[2,3]	5,626
TOBACCO—0.2%
	Japan Tobacco Inc. MTN[6]
800	2.000%—04/13/2021	797
	Reynolds American Inc.
3,600	4.000%—06/12/2022	3,755
		4,552
TRADING COMPANIES & DISTRIBUTORS—1.4%
	AerCap Ireland Capital DAC / Aercap Global Aviation Trust
2,000	3.500%—05/26/2022	2,058
5,500	4.875%—01/16/2024	5,976
		8,034
	Air Lease Corp.
2,500	3.875%—04/01/2021	2,556
	Air Lease Corp. MTN[6]
3,600	4.250%—02/01/2024	3,868
	Aviation Capital Group LLC
3,900	2.875%—01/20/2022[3]	3,923
3,300	3.875%—05/01/2023[3]	3,423
5,300	4.125%—08/01/2025[3]	5,552
		12,898
	International Lease Finance Corp.
837	8.250%—12/15/2020	894
	Mitsubishi Corp. MTN[6]
400	2.625%—07/14/2022	404
		28,654
TRANSPORTATION INFRASTRUCTURE—0.1%
	Central Nippon Expressway Co. Ltd.
1,150	2.849%—03/03/2022	1,166
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
WIRELESS TELECOMMUNICATION SERVICES—0.2%
		Sprint Communications Inc.
	$800	6.000%—11/15/2022	$ 848
	1,400	7.000%—08/15/2020	1,446
			2,294
		Sprint Corp.
	1,390	7.250%—09/15/2021	1,487
			3,781
TOTAL CORPORATE BONDS & NOTES
(Cost $995,238)			1,018,941

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
	36,000	General Motors Co. Escrow	— [x]

FOREIGN GOVERNMENT OBLIGATIONS—6.5%
Principal Amount
		Argent Letras del Tesoro Bills
ARS	6,120	0.000%—11/28/2019-02/26/2020[8]	43
		Brazil Letras Do Tesouro Nacional
BRL	189,000	0.000%—01/01/2020-04/01/2020[8]	46,426
		Japan Finance Organization For Municipalities MTN[6]
	$6,800	2.625%—04/20/2022[3]	6,911
		Japan Government Twenty Year Bond
JPY	760,000	0.300%—06/20/2039	7,143
		Japan International Cooperation Agency
	$6,900	2.750%—04/27/2027	7,187
		Province of Ontario Canada
CAD	5,600	3.150%—06/02/2022	4,406
		Province of Quebec Canada
	3,800	3.500%—12/01/2022	3,039
	13,900	4.250%—12/01/2021	11,106
			14,145
		Provincia de Buenos Aires/Government Bonds
ARS	310	56.175%—04/12/2025[2,3]	2
		Qatar Government International Bond
	$5,500	3.375%—03/14/2024	5,760
		Spain Government Bond
EUR	9,600	1.400%—07/30/2028[3]	11,876
	5,400	1.450%—04/30/2029[3]	6,724
	3,300	1.850%—07/30/2035[3]	4,342
			22,942
		Spain Government Bond MTN
	12,700	0.600%—10/31/2029[3]	14,673
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $133,672)			129,638

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—54.0%
Principal Amount		Value
	Bancorp Commercial Mortgage Trust
	Series 2018-CRE4 Cl. A
$4,507	2.928% (1 Month USD Libor + 0.900) 09/15/2035[2,3]	$ 4,509
	Federal Home Loan Mortgage Corp.
5,900	2.700%—08/01/2023	5,956
13,510	4.000%—12/01/2047-01/01/2049	14,062
26	4.353% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[2]	28
320	4.500%—12/01/2040-09/01/2041	347
4	4.616% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.209) 06/01/2024[2]	4
874	5.500%—02/01/2038-07/01/2038	984
3,154	6.000%—01/01/2029-05/01/2040	3,627
		25,008
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
18,153	1.371%—08/25/2022[2]	555
	Federal Home Loan Mortgage Corp. REMIC[5]
4,756	2.428% (1 Month USD Libor + 0.400) 06/15/2041[2]	4,760
17	2.478% (1 Month USD Libor + 0.450) 11/15/2030[2]	17
29	8.000%—08/15/2022	31
1	9.000%—12/15/2020	2
		4,810
	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
	Series T-63 Cl. 1A1
89	3.492% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[2]	90
	Series E3 Cl. A
30	4.024%—08/15/2032[2]	30
		120
	Federal Housing Authority Project
—	7.400%—02/01/2021	—
	Federal National Mortgage Association
5,283	2.310%—08/01/2022	5,339
6,000	2.870%—09/01/2027	6,323
348	3.000%—02/01/2021-11/01/2025	357
424	3.330%—11/01/2021	434
3,837	3.500%—04/01/2045	4,011
202	3.847% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400) 10/01/2040[2]	201
66,511	4.000%—09/01/2023-06/01/2049	69,468
447	4.412% (12 Month USD Libor + 1.693) 08/01/2035[2]	469
55	4.428% (12 Month USD Libor + 1.674) 05/01/2035[2]	57
9,477	4.500%—07/01/2020-11/01/2048	10,013
729	4.592% (12 Month USD Libor + 1.715) 06/01/2035[2]	768
2,311	5.000%—10/01/2031-06/01/2044	2,509
24,665	5.500%—01/01/2025-12/13/2048	27,644
7,475	6.000%—07/01/2023-06/01/2040	8,505
		136,098
	Federal National Mortgage Association REMIC[5]
	Series 2015-38 Cl. DF
4,223	2.540% (1 Month USD Libor + 0.310) 06/25/2055[2]	4,201
	Series 2011-98 Cl. ZL
74,034	3.500%—10/25/2041	78,957
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Series 2006-5 Cl. 3A2
$52	4.414%—05/25/2035[2]	$ 55
	Series 2003-25 Cl. KP
454	5.000%—04/25/2033	502
	Series 2003-W1 Cl. 1A1
156	5.313%—12/25/2042[2]	171
		83,886
	Federal National Mortgage Association TBA[10]
151,300	3.000%—11/13/2049-12/12/2049	153,612
140,950	3.500%—11/15/2033-12/12/2049	144,852
2,500	4.000%—12/18/2033-11/13/2049	2,606
3,500	4.500%—12/13/2048	3,685
		304,755
	Government National Mortgage Association
600	3.000%—12/19/2049	617
98,344	4.500%—02/20/2049-12/19/2049	103,076
47,854	5.000%—08/15/2033-12/19/2049	51,067
		154,760
	Government National Mortgage Association II
92	3.750% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 7.500) 08/20/2022-07/20/2027[2]	94
20	3.875% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[2]	20
239	4.000% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 3.000) 01/20/2025-02/20/2032[2]	248
5,535	4.000%—06/20/2047	5,808
101	4.125% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 9.000) 12/20/2024-11/20/2029[2]	103
8,396	4.500%—06/20/2048-04/20/2049	8,821
4,300	5.000%—01/20/2049-05/20/2049	4,550
		19,644
	Government National Mortgage Association II TBA[10]
163,600	4.000%—11/21/2046	170,082
8,800	5.000%—11/20/2049	9,290
		179,372
	Government National Mortgage Association TBA[10]
2,000	3.000%—11/19/2048	2,058
68,200	3.500%—12/21/2046	70,699
85,000	4.000%—11/20/2047-12/19/2048	88,372
		161,129
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,064,487)		1,074,646

MUNICIPAL BONDS—0.0%
	Chicago Transit Authority
220	6.300%—12/01/2021	229
	City of Chicago, IL
816	7.750%—01/01/2042	935
TOTAL MUNICIPAL BONDS
(Cost $1,022)		1,164

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—30.7%
Principal Amount		Value
	U.S. Treasury Bonds
$14,000	2.250%—08/15/2046[9]	$ 14,184
34,200	2.500%—02/15/2045-02/15/2046[9]	36,347
16,800	2.875%—05/15/2043-05/15/2049[9]	19,018
7,800	3.000%—05/15/2042-02/15/2048[9]	9,109
81,900	3.125%—02/15/2042-08/15/2044[9]	96,898
5,200	3.125%—02/15/2043	6,126
6,800	3.375%—05/15/2044-11/15/2048	8,371
1,800	3.625%—02/15/2044[9]	2,299
4,200	4.250%—05/15/2039	5,732
10,500	4.375%—05/15/2040[9]	14,608
12,000	4.625%—02/15/2040[9]	17,185
		229,877
	U.S. Treasury Inflation Indexed Bonds[11]
22,552	0.375%—07/15/2025-07/15/2027	22,924
36,511	0.625%—04/15/2023-01/15/2026	37,171
45,750	0.750%—07/15/2028-02/15/2045	48,082
39,448	0.875%—01/15/2029-02/15/2047	41,970
14,372	1.000%—02/15/2048-02/15/2049	16,029
2,532	1.375%—02/15/2044	3,014
		169,190
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.S. Treasury Notes
$16,800	1.375%—03/31/2020[9]	$ 16,785
36,200	1.750%—09/30/2022-06/30/2024[9]	36,501
25,100	1.875%—07/31/2022[9]	25,342
90,500	2.000%—08/31/2021-12/31/2021[9]	91,306
17,700	2.250%—11/15/2024[9]	18,305
22,800	2.625%—02/15/2029[9]	24,653
		212,892
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $589,707)		611,959
TOTAL INVESTMENTS—158.7%
(Cost $3,097,614)		3,159,905
CASH AND OTHER ASSETS, LESS LIABILITIES—(58.7)%		(1,169,005)
TOTAL NET ASSETS—100.0%		$ 1,990,900

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 3 year (Short)	93	12/16/2019	AUD 10,729	$ (6)
Australian Government Bond Futures 10 year (Short)	146	12/16/2019	21,288	65
Euribor Interest Rate 3 month (Short)	462	09/14/2020	EUR 116,020	259
Euribor Interest Rate 3 month (Short)	327	12/14/2020	82,122	151
Euro-BOBL Futures (Short)	214	12/06/2019	28,809	330
Euro-BTP Futures (Long)	832	12/06/2019	120,199	464
Euro-Bund Futures (Long)	910	12/06/2019	156,302	(777)
Euro-BUXL Futures (Long)	42	12/06/2019	8,818	(532)
Euro-OAT Futures (Short)	403	12/06/2019	67,857	1,857
Euro-Schatz Futures (Short)	262	12/06/2019	29,362	119
Short Euro-BTP Futures (Long)	190	12/06/2019	21,369	20
United Kingdom GILT Futures 90 day (Short)	207	12/27/2019	GBP 27,498	(95)
U.S Treasury Bond Futures 30 year (Short)	529	12/19/2019	$ 85,367	(1,132)
U.S. Treasury Note Futures 5 year (Long)	3,605	12/31/2019	429,727	(1,949)
U.S. Treasury Note Futures 10 year (Short)	420	12/19/2019	54,725	(175)
Total Futures Contracts				$(1,401)

PURCHASED OPTIONS
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-BOBL Futures Option (Call)	Eurex	EUR 138.50	11/22/2019	10	$—	$—
Euro-BOBL Futures Option (Call)	Eurex	139.00	11/22/2019	200	1	1
Euro-BTP Futures Option (Put)	Eurex	100.00	11/22/2019	389	4	4
Euro-BTP Futures Option (Put)	Eurex	101.00	11/22/2019	250	3	3
Euro-BTP Futures Option (Put)	Eurex	110.00	11/22/2019	100	1	1
Euro-Bund Futures Option (Call)	Eurex	185.50	11/22/2019	50	1	1
Euro-Bund Futures Option (Call)	Eurex	192.00	11/22/2019	150	2	2
Euro-OAT Futures Option (Call)	Eurex	192.00	11/22/2019	250	3	3
Euro-OAT Futures Option (Call)	Eurex	200.00	11/22/2019	111	1	1

Harbor Bond Fund
Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN—Continued
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Schatz Futures Option (Call)	Eurex	EUR 112.70	11/22/2019	10	$—	$—
Euro-Schatz Futures Option (Call)	Eurex	112.90	11/22/2019	250	2	1
Total Purchased Options that Require Periodic Settlement of Variation Margin					$ 18	$ 17
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	$ 188.00	12/27/2019	75	$ 1	$—
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	191.00	11/22/2019	125	1	—
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	194.00	02/21/2020	111	1	—
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	205.00	12/27/2019	3	—	—
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	208.00	12/27/2019	18	—	—
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	220.00	02/21/2020	1	—	—
U.S. Treasury Bond Futures Option 30 year (Call)	Chicago Board of Trade	225.00	11/22/2019	60	1	—
U.S. Treasury Bond Futures Option 30 year (Put)	Chicago Board of Trade	130.00	11/22/2019	2	—	—
U.S. Treasury Bond Futures Option 30 year (Put)	Chicago Board of Trade	133.00	11/22/2019	16	—	—
U.S. Treasury Bond Futures Option 30 year (Put)	Chicago Board of Trade	136.00	11/22/2019	108	1	—
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	108.00	11/22/2019	777	7	1
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	108.25	11/22/2019	969	8	1
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	108.50	11/22/2019	811	7	1
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	109.00	11/22/2019	389	3	—
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	110.00	11/22/2019	530	5	1
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	110.50	11/22/2019	168	1	—
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	111.00	11/22/2019	153	1	—
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	111.25	11/22/2019	7	—	—
U.S. Treasury Note Futures Option 5 year (Put)	Chicago Board of Trade	111.50	11/22/2019	56	1	—
U.S. Treasury Note Futures Option 10 year (Call)	Chicago Board of Trade	143.00	11/22/2019	320	3	—
U.S. Treasury Note Futures Option 10 year (Call)	Chicago Board of Trade	143.50	11/22/2019	72	1	—
U.S. Treasury Note Futures Option 10 year (Call)	Chicago Board of Trade	144.00	11/22/2019	15	—	—
U.S. Treasury Note Futures Option 10 year (Call)	Chicago Board of Trade	144.50	11/22/2019	185	2	—
U.S. Treasury Note Futures Option 10 year (Call)	Chicago Board of Trade	148.50	02/21/2020	2	—	—
U.S. Treasury Note Futures Option 10 year (Call)	Chicago Board of Trade	149.00	02/21/2020	14	—	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	115.00	11/22/2019	297	2	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	115.50	11/22/2019	167	1	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	116.50	11/22/2019	202	2	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	117.00	11/22/2019	17	—	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	118.50	11/22/2019	3	—	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	118.50	12/27/2019	42	—	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	119.00	11/22/2019	148	1	—
U.S. Treasury Note Futures Option 10 year (Put)	Chicago Board of Trade	119.00	12/27/2019	13	—	—
Total Purchased Options Not Settled Through Variation Margin					$ 50	$ 4
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.94%	12/12/2019	1,800,000	$ 86	$ 1
Total Purchased Swap Options Not Settled Through Variation Margin							$ 86	$ 1
Total Purchased Options							$154	$22

WRITTEN OPTIONS
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	215.949 [j]	03/12/2020	13,400,000	$114	$ —

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.687 [j]	04/07/2020	32,400,000	$289	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.965 [j]	09/29/2020	14,800,000	191	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	215.949 [j]	03/10/2020	5,100,000	38	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.011 [j]	10/13/2020	15,600,000	153	—
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	$ 101.59	11/06/2019	11,300,000	37	(19)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	101.60	11/06/2019	11,300,000	36	(18)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	102.13	11/06/2019	10,400,000	33	(1)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	102.19	11/06/2019	10,400,000	30	(1)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	129.75	11/22/2019	179	57	(56)
Total Written Options Not Settled Through Variation Margin					$978	$(95)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.75%	12/12/2019	7,800,000	$ 85	$ —
Total Written Options							$1,063	$(95)

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	$ 1,547	AUD 2,306	11/04/2019	$ 43
HSBC Bank USA	$ 1,080	AUD 1,602	11/04/2019	25
JP Morgan Chase Bank NA	AUD 1,082	$ 731	11/04/2019	(15)
BNP Paribas SA	$ 10,555	BRL 40,300	01/03/2020	(543)
JP Morgan Chase Bank	$ 11,367	BRL 103,300	01/03/2020	(1,437)
BNP Paribas SA	BRL 67,500	$ 17,611	01/03/2020	842
BNP Paribas SA	BRL 89,900	$ 21,827	04/02/2020	(411)
Citibank NA	BRL 54,000	$ 31,899	01/03/2020	(423)
Citibank NA	BRL 45,100	$ 10,944	04/02/2020	(212)
Barclays Bank plc	$ 8,923	GBP 7,268	11/15/2019	496
BNP Paribas SA	$ 4,917	GBP 5,811	11/15/2019	122
Citibank NA	$ 1,349	GBP 2,070	11/15/2019	139
HSBC Bank USA	$ 11,016	GBP 8,766	11/15/2019	344
JP Morgan Chase Bank NA	$ 5,363	GBP 17,690	11/15/2019	967
BNP Paribas SA	GBP 28,958	$ 35,079	11/15/2019	(2,450)
Citibank NA	GBP 9,041	$ 16,360	11/15/2019	(787)
JP Morgan Chase Bank NA	GBP 18,217	$ 24,593	11/15/2019	(1,409)
JP Morgan Chase Bank NA	$ 19,038	CAD 24,861	11/04/2019	(162)
HSBC Bank USA	CAD 24,861	$ 18,766	11/04/2019	(110)
JP Morgan Chase Bank NA	CAD 24,861	$ 19,041	12/03/2019	163
BNP Paribas SA	$ 4,414	CNY 31,274	03/18/2020	7
Citibank NA	$ 4,047	CNY 28,721	03/18/2020	12
HSBC Bank USA	$ 5,232	CNY 37,108	03/18/2020	13
Deutsche Bank AG	CNY 167,553	$ 23,257	03/18/2020	(427)
HSBC Bank USA	CNY 55,833	$ 7,740	03/18/2020	(151)
NatWest Markets Plc	CNY 225,305	$ 31,239	03/18/2020	(608)
Barclays Bank plc	$ 1,201	EUR 1,076	11/15/2019	1
BNP Paribas SA	$ 1,588	EUR 24,431	11/15/2019	212
Citibank NA	$ 1,351	EUR 1,200	11/15/2019	(11)
Citibank NA	$ 1,377	EUR 1,237	11/15/2019	4
HSBC Bank USA	$ 1,006	EUR 912	11/15/2019	12
JP Morgan Chase Bank NA	$ 1,113	EUR 1,012	11/15/2019	17
NatWest Markets Plc	$ 1,137	EUR 1,020	11/15/2019	2
Barclays Bank plc	EUR 534	$ 592	11/15/2019	(5)
Barclays Bank plc	EUR 60,721	$ 68,644	11/15/2019	853

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	EUR 1,592	$ 1,766	11/15/2019	$ (11)
Citibank NA	EUR 16,078	$ 22,668	11/15/2019	(39)
Citibank NA	EUR 1,417	$ 1,585	11/15/2019	3
JP Morgan Chase Bank NA	EUR 2,828	$ 8,618	11/15/2019	(43)
HSBC Bank USA	$ 137	INR 10,029	12/18/2019	4
Barclays Bank plc	$ 5,573	JPY 844,200	11/15/2019	(79)
Citibank NA	$ 7,598	JPY 1,315,200	11/15/2019	(311)
HSBC Bank USA	$ 83,453	JPY 8,724,700	11/15/2019	(2,591)
JP Morgan Chase Bank NA	$ 15,016	JPY 1,579,900	11/15/2019	(373)
BNP Paribas SA	JPY 391,100	$ 3,602	11/15/2019	(23)
BNP Paribas SA	JPY 1,529,500	$ 14,532	11/15/2019	356
Citibank NA	JPY 493,700	$ 4,558	11/15/2019	(17)
Citibank NA	JPY 783,200	$ 24,839	11/15/2019	487
Barclays Bank plc	$ 11,263	MXN 218,798	01/28/2020	(42)
BNP Paribas SA	$ 313	MXN 6,187	01/16/2020	5
Goldman Sachs Bank USA	$ 4,021	MXN 199,401	11/05/2019	177
HSBC Bank USA	$ 1,994	MXN 136,080	11/05/2019	153
HSBC Bank USA	$ 8,402	MXN 165,343	04/22/2020	(24)
JP Morgan Chase Bank NA	$ 800	MXN 111,732	11/05/2019	32
JP Morgan Chase Bank NA	$ 13,832	MXN 277,981	01/22/2020	437
Barclays Bank plc	MXN 281,870	$ 14,365	11/05/2019	(275)
Barclays Bank plc	MXN 218,798	$ 11,273	01/22/2020	41
Goldman Sachs Bank USA	MXN 218,798	$ 10,864	01/28/2020	(358)
HSBC Bank USA	MXN 165,343	$ 8,615	11/05/2019	27
Citibank NA	$ 128	RUB 8,441	11/15/2019	4
Citibank NA	RUB 7,573	$ 116	11/15/2019	(2)
BNP Paribas SA	TRY 830	$ 139	11/15/2019	(5)
Total Forward Currency Contracts				$(7,354)

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	0.750%	Semi-annual	03/18/2050	GBP 10,500	$ 627	$ 255	$ 372
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.000	Semi-annual	12/18/2029	7,800	(174)	35	(209)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.250	Semi-annual	12/18/2049	9,500	(1,140)	(200)	(940)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.092)	Semi-annual	09/13/2026	JPY 590,000	—	—	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.095)	Semi-annual	09/13/2026	1,190,000	(2)	(1)	(1)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.088)	Semi-annual	09/17/2026	1,000,000	3	—	3
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.062)	Semi-annual	09/18/2026	1,580,000	30	(1)	31
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.068)	Semi-annual	09/18/2026	990,000	15	—	15
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.063)	Semi-annual	09/19/2026	595,000	11	—	11
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.064)	Semi-annual	09/19/2026	595,000	11	—	11
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.087)	Semi-annual	09/20/2026	297,000	1	—	1
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	(0.097)	Semi-annual	09/24/2026	723,000	(3)	1	(4)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.122	Semi-annual	08/22/2039	1,310,000	(144)	107	(251)

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.123%	Semi-annual	08/22/2039	JPY 1,020,000	$ (111)	$ 27	$ (138)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.103	Semi-annual	08/28/2039	190,000	(28)	—	(28)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	Semi-annual	03/21/2048	230,000	444	561	(117)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	11,580,000	(2,722)	(643)	(2,079)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	7,800,000	(1,852)	(485)	(1,367)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(597)	(114)	(483)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	(281)	73	(354)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	5,480,000	1,930	210	1,720
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(283)	—	(283)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	660,000	(278)	(48)	(230)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	2,004,000	(2,022)	37	(2,059)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	220,000	(244)	—	(244)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.705	Semi-annual	10/31/2038	640,000	(621)	41	(662)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.785	Semi-annual	11/12/2038	320,000	(357)	1	(358)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	1,847,800	(1,936)	100	(2,036)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 86,000	4,264	(1,932)	6,196
Centrally Cleared Interest Rate Swaps									(3,483)
Interest Rate Swaps									$(3,483)
CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Sell	1.000%	06/20/2022	0.439%	Quarterly	EUR 5,000	$ 93	$(243)	$336
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2024	1.173	Quarterly	$ 2,600	(18)	(37)	19
ICE Group	Ford Motor Company 4.346% due 12/08/2026	Sell	5.000	06/20/2023	1.299	Quarterly	500	68	74	(6)
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2023	0.879	Quarterly	2,700	16	(119)	135
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2024	1.043	Quarterly	1,200	—	(4)	4
ICE Group	MBIA Inc. 6.625% due 10/01/2028	Sell	5.000	12/20/2019	0.217	Quarterly	7,000	87	(238)	325
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2021	0.186	Quarterly	6,900	126	2	124

Harbor Bond Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000%	09/20/2020	0.210%	Quarterly	$ 8,000	$66	$127	$ (61)
Centrally Cleared Credit Default Swaps										$876
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	AXA Equitable Holdings Inc. 3.900% due 06/20/2018	Sell	1.000%	06/20/2023	1.241%	Quarterly	$ 4,200	$(21)	$(115)	$ 94
HSBC Bank USA NA	Federative Republic of Brazil 4.25% due 6/20/2019	Sell	1.000	03/20/2020	0.310	Quarterly	9,800	—	(11)	11
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	12/20/2019	0.207	Quarterly	400	1	(42)	43
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	03/20/2020	0.232	Quarterly	200	1	(36)	37
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	12/20/2019	0.207	Quarterly	2,100	5	(237)	242
Over-the-Counter Credit Default Swaps										427
Credit Default Swaps										$ 1,303
Total Swaps										$(2,180)

FIXED INCOME INVESTMENTS SOLD SHORT — (2.1)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 27,050	Federal National Mortgage Association TBA[10] 3.500%—11/13/2049	$ 27,693	$ (27,777)
4,400	Federal National Mortgage Association TBA[10] 5.000%—11/13/2049	4,711	(4,707)
9,000	Federal National Mortgage Association TBA[10] 6.000%—11/13/2049	9,920	(9,956)
		$ 42,324	$ (42,440)
REVERSE REPURCHASE AGREEMENTS — (19.7)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Bank of America	2.000%	10/28/2019	11/05/2019	$ 15,145	$ (15,145)
Bank of Montreal	1.870 - 2.190%	08/08/2019 - 10/29/2019	11/12/2019 - 1/30/2020	34,117	(34,117)
Bank of Nova Scotia	1.790 - 2.080%	10/01/2019 - 10/31/2019	11/01/2019 - 1/13/2020	238,112	(238,112)
Barclays	(0.150)%	10/28/2019	10/28/2021	1,362	(1,362)
BNP Paribas S.A.	0.200%	10/21/2019	10/21/2021	1,291	(1,291)
Deutsche Bank	2.010%	10/16/2019	11/07/2019	4,665	(4,665)
JP Morgan Chase	1.650 - 2.000%	10/16/2019 - 10/31/2019	11/01/2019 - 11/15/2019	9,497	(9,497)
NatWest Markets plc	1.780 - 2.030%	10/18/2019 - 10/31/2019	11/04/2019 - 11/08/2019	57,193	(57,193)
Societe Generale	1.940%	10/22/2019	11/05/2019	30,097	(30,097)
Total Reverse Repurchase Agreements				$391,479	$(391,479)

Harbor Bond Fund
Portfolio of Investments—Continued

SALE-BUYBACK TRANSACTIONS — (10.7)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
BNP Paribus NY Branch	1.375 - 2.250%	10/07/2019 - 10/09/2019	11/13/2019 - 12/06/2019	$114,978	$(119,775)
UBS Securities LLC	1.750 - 4.625%	10/30/2019 - 10/31/2019	11/01/2019 - 11/04/2019	90,716	(92,521)
Total Sale-Buybacks				$205,694	$(212,296)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2019 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 165,642	$ —	$ 165,642
Bank Loan Obligations	—	—	5,198	5,198
Collateralized Mortgage Obligations	—	152,717	—	152,717
Corporate Bonds & Notes	—	1,018,941	—	1,018,941
Escrow	—	—	—	—
Foreign Government Obligations	—	129,638	—	129,638
Mortgage Pass-Through	—	1,074,646	—	1,074,646
Municipal Bonds	—	1,164	—	1,164
U.S. Government Obligations	—	611,959	—	611,959
Total Investments in Securities	$ —	$3,154,707	$5,198	$3,159,905
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 6,000	$ —	$ 6,000
Futures Contracts	3,265	—	—	3,265
Purchased Options	21	1	—	22
Swap Agreements	—	9,730	—	9,730
Total Financial Derivative Instruments - Assets	$ 3,286	$ 15,731	$ —	$ 19,017
Liability Category
Fixed Income Investments Sold Short	$ —	$ (42,440)	$ —	$ (42,440)
Reverse Repurchase Agreements	—	(391,479)	—	(391,479)
Sale-Buyback Transactions	—	(212,296)	—	(212,296)
Total Investments Sold Short and Secured Borrowings	$ —	$ (646,215)	$ —	$ (646,215)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (13,354)	$ —	$ (13,354)
Futures Contracts	(4,666)	—	—	(4,666)
Swap Agreements	—	(11,910)	—	(11,910)
Written Options	(56)	(39)	—	(95)
Total Financial Derivative Instruments - Liabilities	$(4,722)	$ (25,303)	$ —	$ (30,025)
Total Investments	$(1,436)	$2,498,920	$5,198	$2,502,682
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2019. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 10/31/2019[w] (000s)
Bank Loan Obligations	$5,185	$—	$—	$ 25	$—	$(12)	$—	$—	$5,198
Escrow	—	—	—	—	—	—	—	—	—
Mortgage Pass-Through	1	—	—	—	—	—	—	(1)	—
	$5,186	$—	$—	$ 25	$—	$(12)	$—	$ (1)	$5,198
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Bank Loan Obligations
Toyota Motor Credit Corp. Revolver Term Out Loan	$ 5,198	Benchmark Pricing	Base Price	$ 99.96
Escrow
General Motors Co. Escrow	—	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00
$ 5,198
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of October 31, 2019.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$ 74,569	$214,976	$ 83,388	$18,546	$391,479
Sale-Buyback Transactions
U.S. Treasury Obligations	$110,823	$ 31,646	$ 69,827	$ —	$212,296
Total Secured Borrowings	$185,392	$246,622	$153,215	$18,546	$603,775

Harbor Bond Fund
Portfolio of Investments—Continued

*		Security in default
1		CLO after the name of a security stands for Collateralized Loan Obligation.
2		Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2019. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $573,374 or 29% of net assets.
4		Step coupon security; the stated rate represents the rate in effect at October 31, 2019.
5		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
6		MTN after the name of a security stands for Medium Term Note.
7		Perpetuity bond; the maturity date represents the next callable date.
8		Zero coupon bond
9		At October 31, 2019, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $406,050 or 20% of net assets.
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2019. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
h		Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing
j		Amount represents index value
w		Amounts in this category are included in the “Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Bank Loan Obligations	$ (2)
	Escrow	(15)
$(17)
x		Fair valued in accordance with Harbor Funds' Valuation Procedures.
ARS		Argentine Peso
AUD		Australian Dollar
BRL		Brazilian Real
GBP		British Pound
CAD		Canadian Dollar
CNY		Chinese Yuam Renminbi
EUR		Euro
INR		Indian Rupee
JPY		Japanese Yen
MXN		Mexican Peso
RUB		Russian Ruble
ZAR		South African Rand
TRY		Turkish Lira
The accompanying notes are an integral part of the Financial Statements.

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan N. Barrow, CFA
Since 2016
Thomas Whitley, CFA
Since 2019
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan N. Barrow, CFA

Thomas Whitley, CFA

Management’s Discussion of
Fund Performance
Market Review
December’s sharp sell-off due to global economic growth concerns prompted an about face in U.S. Federal Reserve (Fed) policy, which sparked positive market momentum that sustained itself throughout most of the balance of the Fund’s 2019 fiscal year. Benefitting from three Fed interest-rate cuts, continued strength in the labor markets, low inflation and the general abatement of trade concerns, the S&P 500 Index closed October 2019 at 3,037.56, a 14.32% total return since November 2018 and 29.2% above the fiscal year low of 2,351.10 established on December 24, 2018. The Fund’s benchmark, the ICE BofAML U.S. Convertible Ex Mandatory Index, returned 12.39% for the fiscal year ending October 31, 2019 with underlying equities returning 9.26% for the same period. It is worth noting that that the market’s largest sector, Information Technology, with underlying equities gaining 29.02%, contributed approximately 50% of the benchmark’s total return.
With equities trading near record highs, the continued resurgence of the convertible new issue market was encouraging, with 107 deals raising $48.4 billion for the fiscal year. This compares favorably with the preceding two years average issuance of 126 deals raising $45.6 billion each year. Another encouraging sign for the growth of the market was that first-time issuers represented approximately 45% and 65% of the notional new issue value, respectively, during each of the last two fiscal years. Beneficially, throughout the fiscal year, the continued strength and variety in new issue activity provided ample opportunity to diversify the Fund through selective purchases.
Performance
Harbor Convertible Securities Fund returned 10.48% (Retirement Class), 10.39% (Institutional Class), 10.11% (Administrative Class), and 9.99% (Investor Class) for the fiscal year, compared with the 12.39% return of the ICE BofAML U.S. Convertible Ex Mandatory Index during the same period. Generally speaking, the Fund was most negatively impacted relative to the benchmark by an underweight allocation to the most equity-like portion of the market (those securities with an investment premium of 100% or higher), which the Fund stylistically tends to underweight/sell due to excess equity sensitivity. During the fiscal year, the Fund’s average allocation to these securities was 3.60%, compared to the 15.27% weight in the benchmark. On a sector basis, negative selection in the Energy sector more than offset the positive impact of an underweight to this sector. Underlying equities in the Energy sector during the fiscal year registered a return of -61.01%. In addition, Information Technology, the Fund’s largest sector, with an average weighting of 31.44%, contributed 6.21% to the Fund’s performance, which was partially offset by a negative allocation effect due to the Fund’s underweight position to this sector.
Software was the largest industry in the Fund with an average weight of 15.55% and, with a total return of 17.79%, was the largest contributor to Fund performance. Industry performance was well diversified among 28 separate holdings. Semiconductors, the Fund’s second largest industry with an average weight of 7.86%, had a total return of 26%, and was the second largest contributor to Fund performance. Other industries with notable positive contributions to performance were health care equipment and information technology services due to security selection and real estate investment trusts due to an overweight to this industry.

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2011 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Convertible Securities Fund
Retirement Class[1,2]	10.48%	5.13%	5.38%
Institutional Class[1]	10.39	5.09	5.35
Administrative Class[1]	10.11	4.77	5.05
Investor Class[1]	9.99	4.70	4.95
Comparative Index
ICE BofAML U.S. Convertible Ex Mandatory[1]	12.39%	8.00%	8.92%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.70% (Net) and 0.75% (Gross) (Retirement Class), 0.78% (Net) and 0.83% (Gross) (Institutional Class), 1.03% (Net) and 1.08% (Gross) (Administrative Class), and 1.15% (Net) and 1.20% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
The industries that were the primary detractors to Fund performance were oil & gas and energy equipment. The Energy sector was under pressure throughout the fiscal year due to concerns about a global slowdown in demand, potential overproduction and competition from alternative energy sources. Other industries that were negative contributors to performance were pharmaceuticals, metals & mining and health care technology.
Outlook & Strategy
Looking forward, we believe that the overall prospects for convertibles remain positive. The prospects include a growth-oriented equity environment, positive overall credit conditions and increased new issue activity combined with a historical non-correlation to Treasury rates.
Also, the continued resurgence of the convertible new issue calendar has presented many new opportunities. Recently issued convertibles have included both new companies as well as existing issuers. This development has allowed us to diversify into new businesses that meet our credit criteria, as well as maintain exposure to repeat issuers by purchasing new issues closer to their bond floors. We believe this trend favors our investment style, as we focus first on investment creditworthiness, with an emphasis on positive risk/reward characteristics.
As we continue to experience a period of uncertainty due to concerns for global growth, the trade war outcome and the future direction of interest rates, with associated periods of intermittent volatility, we expect that the market is likely to favor more balanced convertible securities with a positive credit profile, which we believe is consistent with our investment approach.

1	The “Life of Fund” return as shown reflects the period 05/01/2011 through 10/31/2019.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—94.8%
Principal Amount		Value
AUTO COMPONENTS—1.2%
	CIE Generale des Etablissements Michelin SCA
$600	0.000%—01/10/2022[1]	$ 608
	Valeo SA MTN[2]
1,200	0.000%—06/16/2021[1]	1,155
		1,763
AUTOMOBILES—1.5%
	Tesla Inc.
1,541	2.000%—05/15/2024	1,890
172	2.375%—03/15/2022	202
		2,092
BANKS—0.4%
	BofA Finance LLC MTN[2]
604	0.250%—05/01/2023	609
BIOTECHNOLOGY—4.1%
	BioMarin Pharmaceutical Inc.
2,428	0.599%—08/01/2024	2,435
	Exact Sciences Corp.
1,403	0.375%—03/15/2027	1,511
222	1.000%—01/15/2025	309
		1,820
	Ionis Pharmaceuticals Inc.
449	1.000%—11/15/2021	495
	Ligand Pharmaceuticals Inc.
590	0.750%—05/15/2023	513
	Neurocrine Biosciences Inc.
403	2.250%—05/15/2024	589
		5,852
CAPITAL MARKETS—1.8%
	Ares Capital Corp.
1,743	3.750%—02/01/2022	1,785
770	4.625%—03/01/2024	820
		2,605
COMMUNICATIONS EQUIPMENT—2.4%
	InterDigital Inc.
592	2.000%—06/01/2024[3]	585
	Lumentum Holdings Inc.
559	0.250%—03/15/2024	708
CONVERTIBLE BONDS—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—Continued
	Palo Alto Networks Inc.
$1,940	0.750%—07/01/2023	$ 2,144
		3,437
CONSTRUCTION & ENGINEERING—3.2%
	Dycom Industries Inc.
1,477	0.750%—09/15/2021	1,402
	KBR Inc.
610	2.500%—11/01/2023[3]	766
	Tutor Perini Corp.
709	2.875%—06/15/2021	676
	Vinci SA
1,400	0.375%—02/16/2022	1,729
		4,573
DIVERSIFIED CONSUMER SERVICES—0.8%
	Chegg Inc.
1,286	0.125%—03/15/2025[3]	1,207
DIVERSIFIED TELECOMMUNICATION SERVICES—3.4%
	Liberty Interactive LLC
758	1.750%—09/30/2046[3]	1,075
	Liberty Media Corp.
582	1.000%—01/30/2023	738
242	1.375%—10/15/2023	306
1,945	2.125%—03/31/2048[3]	2,031
547	2.250%—09/30/2046	317
		3,392
	Vonage Holdings Corp.
340	1.750%—06/01/2024[3]	331
		4,798
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
	Insight Enterprises Inc.
690	0.750%—02/15/2025[3]	754
	OSI Systems Inc.
433	1.250%—09/01/2022	479
		1,233
ENERGY EQUIPMENT & SERVICES—0.6%
	Oil States International Inc.
601	1.500%—02/15/2023	512

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	Transocean Inc.
$478	0.500%—01/30/2023	$ 394
		906
ENTERTAINMENT—4.8%
	Bilibili Inc.
716	1.375%—04/01/2026[3]	664
	iQIYI Inc.
1,733	2.000%—04/01/2025[3]	1,569
	Live Nation Entertainment Inc.
2,564	2.500%—03/15/2023	3,143
	Zynga Inc.
1,395	0.250%—06/01/2024[3]	1,430
		6,806
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.3%
	Extra Space Storage LP
1,369	3.125%—10/01/2035[3]	1,684
	IH Merger Sub LLC
1,054	3.500%—01/15/2022	1,453
	National Health Investors Inc.
76	3.250%—04/01/2021	95
	Spirit Realty Capital Inc.
1,340	3.750%—05/15/2021	1,388
		4,620
HEALTH CARE EQUIPMENT & SUPPLIES—4.4%
	CONMED Corp.
581	2.625%—02/01/2024[3]	800
	Dexcom Inc.
1,262	0.750%—12/01/2023[3]	1,511
	Insulet Corp.
1,360	0.375%—09/01/2026[3]	1,307
	Nuvasive Inc.
834	2.250%—03/15/2021	1,050
	Repligen Corp.
260	0.375%—07/15/2024	261
	Wright Medical Group Inc.
1,292	1.625%—06/15/2023	1,237
		6,166
HEALTH CARE TECHNOLOGY—1.0%
	Allscripts Healthcare Solutions Inc.
997	1.250%—07/01/2020	989
	Tabula Rasa Healthcare Inc.
353	1.750%—02/15/2026[3]	368
		1,357
HOTELS, RESTAURANTS & LEISURE—2.2%
	Caesars Entertainment Corp.
190	5.000%—10/01/2024	337
	Huazhu Group Ltd.
350	0.375%—11/01/2022	384
	Marriott Vacations Worldwide Corp.
2,300	1.500%—09/15/2022	2,354
		3,075
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.3%
	Nextera Energy Partners LP
1,773	1.500%—09/15/2020[3]	1,859
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERACTIVE MEDIA & SERVICES—3.7%
	Snap Inc.
$1,326	0.750%—08/01/2026[3]	$ 1,344
	Twitter Inc.
1,440	0.250%—06/15/2024	1,379
	Weibo Corp.
1,308	1.250%—11/15/2022	1,235
	Zillow Group Inc.
690	0.750%—09/01/2024[3]	696
604	2.000%—12/01/2021	612
		1,308
		5,266
INTERNET & DIRECT MARKETING RETAIL—4.5%
	Booking Holdings Inc.
824	0.350%—06/15/2020	1,285
	Ctrip.com International Ltd.
1,900	1.990%—07/01/2025	1,991
	Etsy Inc.
756	0.125%—10/01/2026[3]	687
	Mercadolibre Inc.
371	2.000%—08/15/2028	526
	Wayfair Inc.
1,745	1.000%—08/15/2026[3]	1,560
233	1.125%—11/01/2024[3]	239
		1,799
		6,288
IT SERVICES—5.0%
	Akamai Technologies Inc.
999	0.125%—05/01/2025	1,124
1,307	0.375%—09/01/2027[3]	1,307
		2,431
	Euronet Worldwide Inc.
587	0.750%—03/15/2049[3]	669
	Okta Inc.
1,567	0.125%—09/01/2025[3]	1,491
	Square Inc.
949	0.500%—05/15/2023	1,050
	Twilio Inc.
219	0.250%—06/01/2023	333
	Wix.com Ltd.
966	0.000%—07/01/2023[1]	1,106
		7,080
LIFE SCIENCES TOOLS & SERVICES—2.2%
	Illumina Inc.
1,274	0.000%—08/15/2023[1]	1,383
219	0.500%—06/15/2021	286
		1,669
	Qiagen NV
200	0.875%—03/19/2021	229
1,200	1.000%—11/13/2024	1,151
		1,380
		3,049
MACHINERY—3.6%
	Chart Industries Inc.
382	1.000%—11/15/2024[3]	461
	Fortive Corp.
740	0.875%—02/15/2022[3]	732

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
MACHINERY—Continued
	Greenbrier Cos. Inc.
$1,312	2.875%—02/01/2024	$ 1,269
	Meritor Inc.
2,547	3.250%—10/15/2037	2,622
		5,084
MEDIA—4.2%
	Dish Network Corp.
3,269	3.375%—08/15/2026	3,065
	Liberty Latin America Ltd.
2,055	2.000%—07/15/2024[3]	2,140
	Pandora Media Inc.
548	1.750%—12/01/2023	663
		5,868
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—3.5%
	Blackstone Mortgage Trust Inc.
2,535	4.750%—03/15/2023	2,682
	Starwood Property Trust Inc.
1,139	4.375%—04/01/2023	1,186
	Two Harbors Investment Corp.
985	6.250%—01/15/2022	1,020
		4,888
OIL, GAS & CONSUMABLE FUELS—1.5%
	PDC Energy Inc.
353	1.125%—09/15/2021	320
	SM Energy Co.
309	1.500%—07/01/2021	277
	Total SA MTN[2]
1,400	0.500%—12/02/2022	1,474
		2,071
PERSONAL PRODUCTS—0.6%
	Herbalife Nutrition Ltd.
794	2.625%—03/15/2024	802
PHARMACEUTICALS—2.4%
	Ironwood Pharmaceuticals Inc.
345	0.750%—06/15/2024[3]	346
345	1.500%—06/15/2026[3]	348
		694
	Jazz Investments I Ltd.
1,524	1.500%—08/15/2024	1,465
364	1.875%—08/15/2021	364
		1,829
	Supernus Pharmaceuticals Inc.
938	0.625%—04/01/2023	868
		3,391
PROFESSIONAL SERVICES—0.6%
	FTI Consulting Inc.
645	2.000%—08/15/2023	809
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.7%
	Advanced Micro Devices Inc.
113	2.125%—09/01/2026	491
	Cypress Semiconductor Corp.
518	2.000%—02/01/2023	628
	Intel Corp.
502	3.250%—08/01/2039	1,399
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	Microchip Technology Inc.
$1,842	1.625%—02/15/2027	$ 2,416
	NXP Semiconductors NV
609	1.000%—12/01/2019	669
	ON Semiconductor Corp.
1,308	1.000%—12/01/2020	1,586
	Silicon Laboratories Inc.
1,300	1.375%—03/01/2022	1,648
	STMicroelectronics NV
1,000	0.250%—07/03/2024	1,297
	Teradyne Inc.
340	1.250%—12/15/2023	677
		10,811
SOFTWARE—14.6%
	Altair Engineering Inc.
374	0.250%—06/01/2024	389
	Alteryx Inc.
744	0.500%—08/01/2024[3]	690
402	1.000%—08/01/2026[3]	364
		1,054
	Atlassian Inc.
226	0.625%—05/01/2023	360
	Blackline Inc.
925	0.125%—08/01/2024[3]	883
	Carbonite Inc.
350	2.500%—04/01/2022	342
	Coupa Software Inc.
295	0.125%—06/15/2025[3]	335
	DocuSign Inc.
1,106	0.500%—09/15/2023	1,304
	Envestnet Inc.
1,231	1.750%—12/15/2019-06/01/2023	1,356
	FireEye Inc.
1,245	0.875%—06/01/2024	1,235
	Five9 Inc.
247	0.125%—05/01/2023	367
	New Relic Inc.
1,651	0.500%—05/01/2023	1,591
	Nice Systems Inc.
249	1.250%—01/15/2024	485
	Nuance Communications Inc.
362	1.000%—12/15/2035	354
1,308	1.250%—04/01/2025	1,381
		1,735
	Proofpoint Inc.
1,020	0.250%—08/15/2024[3]	1,058
	Q2 Holdings Inc.
457	0.750%—06/01/2026[3]	485
	RingCentral Inc.
202	0.000%—03/15/2023[1]	409
	Sailpoint Technologies Holding Inc.
848	0.125%—09/15/2024[3]	822
	ServiceNow Inc.
209	0.000%—06/01/2022[1]	392
	Splunk Inc.
2,084	0.500%—09/15/2023	2,273
180	1.125%—09/15/2025	200
		2,473
	Verint Systems Inc.
1,721	1.500%—06/01/2021	1,762

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Workday Inc.
$681	0.250%—10/01/2022	$ 870
	Workiva Inc.
407	1.125%—08/15/2026[3]	367
	Zendesk Inc.
351	0.250%—03/15/2023	458
		20,532
SPECIALTY RETAIL—1.1%
	Guess? Inc.
702	2.000%—04/15/2024[3]	673
	RH
764	0.000%—06/15/2023[1]	864
		1,537
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.3%
	Pure Storage Inc.
1,196	0.125%—04/15/2023	1,260
CONVERTIBLE BONDS—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
	Western Digital Corp.
$2,025	1.500%—02/01/2024[3]	$ 1,931
		3,191
TOTAL CONVERTIBLE BONDS
(Cost $128,868)		133,625
TOTAL INVESTMENTS—94.8%
(Cost $128,868)		133,625
CASH AND OTHER ASSETS, LESS LIABILITIES—5.2%		7,327
TOTAL NET ASSETS—100.0%		$140,952

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Zero coupon bond
2	MTN after the name of a security stands for Medium Term Note.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $37,569 or 27% of net assets.
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Sarah Kilpatrick
Since 2018
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
William A. O’Malley, CFA

James E. Gubitosi, CFA

Sarah Kilpatrick

Management’s Discussion of
Fund Performance
Market Review
In late 2018, geopolitical concerns, falling oil prices, and a continuation of tightening monetary policy pushed market volatility higher. At the December meeting, the U.S. Federal Reserve (Fed), as expected, raised the federal funds target range by another 0.25% to 2.25-2.50%. This marked the fourth rate increase in 2018 and ninth since December 2015. However, the Fed reversed course and cut the federal funds rate by 0.25% three separate times in 2019. This marked the first rate cut by the Fed in a decade. The dovish Fed, low inflation, and slowing global growth caused investors to price in the rate cuts earlier in the year. Fear of a slowdown and continued trade tensions with China caused investor sentiment to drastically shift. As a result, a flight-to-quality temporarily pushed Treasury yields to an all-time low. Yields fell across the curve, and in the third quarter the spread between the 2- and 10-year Treasury yields inverted for the first time since 2007. Rate volatility was not limited to the Treasury market, as the overnight repurchase agreement rate rose as high as 10% in late September. However, the Fed introduced temporary measures to provide additional liquidity to the markets, and the rate retreated to under 2%. In the corporate market, a healthy appetite for risk, despite lower Treasury yields, supported investment-grade bonds. Strong demand helped tighten spreads from 1.53% at the beginning of the year to 1.10% at the end of October 2019. Investment-grade issuers borrowed $940 billion in 2019, trailing last year’s pace by almost 7%.
Performance
During the fiscal year, Harbor Core Bond Fund returned 11.34% (Retirement Class) and 11.26% (Institutional Class), underperforming the Bloomberg Barclays U.S. Aggregate Bond Index’s 11.51% return. Detractors from relative performance included the Fund’s out of benchmark allocation to small business administration loans, underweight to Non-Corporates, and security selection within residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS). Contributors to relative performance included the Fund’s underweight to Treasuries and security selection within corporates; namely Industrial and Financial sectors. Holdings that drove positive performance in the Fund included Anheuser-Busch InBev, Charter Communications and Berkshire Hathaway Energy, while detractors included Abbvie Inc., Nissan Motors and Progress Residential CMBS.
Allocation shifts were made on the margin over the reporting period, as we took advantage of spread tightening and monetized tighter trading corporate bonds by reallocating the proceeds to more attractive opportunities within the sector. Over the course of the period, we also broadly brought down our Treasury allocation and took the opportunity to increase our Securitized exposure. Compared to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund holds a 23% underweight to Treasuries and an overweight to spread sectors, with a 4% Credit sector overweight and a 15% Securitized sector overweight at the end of the reporting period.

Harbor Core Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 06/01/2018 through 10/31/2019
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	11.34%	N/A	7.31%
Institutional Class[1]	11.26	N/A	7.24
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond[1]	11.51%	N/A	7.30%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.37% (Net) and 0.46% (Gross) (Retirement Class) and 0.45% (Net) and 0.54% (Gross) (Institutional Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
We remain optimistic on corporate fundamentals. We believe that investment-grade corporate fundamentals remain healthy, and therefore we are slightly overweight credit versus the benchmark index. However, we are concerned about geopolitical tensions, long credit spreads and non-corporates. To take advantage of any broad market weakness as the result of slowing global growth or setbacks in trade talks, we currently have a slight spread duration overweight to high-quality securitized bonds. By doing so, we believe that we have ample liquidity to shift allocations as opportunities present themselves.
Our investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management will lead to superior returns over the long-term (e.g., a market cycle). Portfolios are constructed to meet client objectives by using a disciplined, bottom-up approach to a variety of investment grade fixed income sectors. We believe that predicting the timing, direction, and magnitude of future interest rate changes is very difficult to consistently get right; as such, we keep duration and yield curve exposure neutral to the benchmark. This philosophy has remained consistent since the inception of the firm. We do not maintain an outlook on rates and did not change our view as a result of events that took place over the reporting period. We remain committed to our disciplined, bottom-up approach while keeping our portfolios duration-neutral to their respective benchmarks and actively managing portfolio risks.
As we look forward, the total amount of negative yielding debt worldwide has reached almost $15 trillion. Central banks have taken an accommodative stance by lowering rates and restarting quantitative easing, as global growth has slowed. The U.S. economy, however, appears to be relatively stable, despite fears that a global economic downturn could spill over into the U.S. The market expects another rate cut later in 2019, counter to the Fed’s expectation of no cuts until 2020. The market-implied probability of another rate cut by the end of 2019 is 27%. At IR+M, we are aware of how quickly markets can change, especially after last year’s volatile fourth quarter. With that, we continue to value incremental carry, while balancing downside protection, given rich valuations. We believe we have positioned portfolios accordingly, and should dislocations arise, we are prepared with ample liquidity. We seek to remain surgical in our bottom-up approach, while being mindful of potential risks.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 10/31/2019.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Bond Fund
Portfolio of Investments—October 31, 2019

Investment Allocation (% of investments) – Unaudited
Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—11.8%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2015-1 Cl. A
$326	3.600%—03/15/2027[1]	$ 344
	American Airlines Pass-Through Trust
	Series 2015-1 Cl. A
578	3.375%—05/01/2027	602
99	4.950%—01/15/2023	104
		706
	CNH Equipment Trust
	Series 2018-A Cl. A3
590	3.120%—07/17/2023	599
	Series 2018-B Cl. A3
271	3.190%—11/15/2023	276
		875
	DB Master Finance LLC
	Series 2017-1A Cl. A2I
246	3.629%—11/20/2047[1]	251
175	3.787%—05/20/2049[1]	180
		431
	Delta Air Lines Pass-Through Trust
	Series 2015-1 Cl. AA
298	3.625%—07/30/2027	319
	DLL Securitization Trust
	Series 2017-A Cl. A3
209	2.140%—12/15/2021[1]	209
	Domino's Pizza Master Issuer LLC
	Series 2017-1A Cl. A2I
245	4.021% (3 Month USD Libor + 1.250) 04/25/2022[1,2]	245
	Ford Credit Floorplan Master Owner Trust
	Series 2016-5 Cl. A1
492	1.950%—11/15/2021	492
	GM Financial Automobile Leasing Trust
	Series 2019-1 Cl. A3
437	2.980%—12/20/2021	442
	GMF Floorplan Owner Revolving Trust
	Series 2017-1 Cl. A1
1,194	2.220%—01/18/2022[1]	1,194
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
116	2.589%—03/17/2037[1,2]	115
	MMAF Equipment Finance LLC
	Series 2019-A Cl. A3
334	2.840%—11/13/2023[1]	340
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Progress Residential Trust
	Series 2018-SFR3 Cl. A
$433	3.880%—10/17/2035[1]	$ 445
	Store Master Funding I-VII
	Series 2018-1A Cl. A1
203	3.960%—10/20/2048[1]	215
	United Airlines Pass-Through Trust
	Series 2014-1 Cl. A
815	4.000%—04/11/2026	879
	Verizon Owner Trust
	Series 2019-B Cl. A1A
374	2.330%—12/20/2023	377
	Series 2018-A Cl. A1A
501	3.230%—04/20/2023	511
		888
	Wendy's Funding LLC
	Series 2019-1A Cl. A2I
178	3.783%—06/15/2049[1]	184
	Wheels SPV LLC
	Series 2017-1A Cl. A2
142	3.060%—04/20/2027[1]	143
	World Omni Auto Receivables Trust
	Series 2017-B Cl. A3
456	1.950%—02/15/2023	456
	Series 2019-A Cl. A3
273	3.040%—05/15/2024	279
	Series 2018-D Cl. A3
750	3.330%—04/15/2024	767
		1,502
TOTAL ASSET-BACKED SECURITIES
(Cost $9,702)		9,968

COLLATERALIZED MORTGAGE OBLIGATIONS—8.5%
	BANK 2019-BNK16
	Series 2019-BN16 Cl. ASB
651	3.898%—02/15/2052	713
	BX Commercial Mortgage Trust
	Series 2019-XL Cl. A
559	2.920%—10/15/2036	560
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
223	3.147%—02/10/2047	223

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2014-CR21 Cl. A3
$248	3.528%—12/10/2047	$ 262
		485
	Flagstar Mortgage Trust
	Series 2018-1 Cl. A5
175	3.500%—03/25/2048[1,2]	178
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
400	3.377%—05/10/2045	407
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
729	2.816%—11/15/2048	731
	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2019-COR5 Cl. A2
635	3.150%—06/13/2052	660
	Series 2012-CBX Cl. A4
307	3.483%—06/15/2045	314
		974
	JPMorgan Mortgage Trust
	Series 2016-4 Cl. A5
196	3.500%—10/25/2046[1,2]	201
	Series 2018-4 Cl. A5
341	3.500%—10/25/2048[1,2]	346
	Series 2018-6 Cl. 1A4
220	3.500%—12/25/2048	222
	Series 2019-1 Cl. A6
135	4.000%—05/25/2049[1,2]	136
		905
	Morgan Stanley Capital I Trust
	Series 2012-C4 Cl. A4
319	3.244%—03/15/2045	326
	PSMC Trust
	Series 2019-2 Cl. A3
255	3.500%—10/25/2049	260
	Seasoned Credit Risk Transfer Trust Series 2018-4
	Series 2018-4 Cl. MA
520	3.500%—03/25/2058	542
	Seasoned Credit Risk Transfer Trust Series 2019-2
	Series 2019-2 Cl. MA
251	3.500%—08/25/2058	263
	Wells Fargo Mortgage Backed Securities Trust
	Series 2019-2 Cl. A3
231	4.000%—04/25/2049[1,2]	233
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
244	2.875%—12/15/2045	249
	Series 2011-C4 Cl. A4
400	4.902%—06/15/2044[1,2]	413
		662
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,117)		7,239

CORPORATE BONDS & NOTES—29.8%
AEROSPACE & DEFENSE—0.7%
	BAE Systems Holdings Inc.
300	3.800%—10/07/2024[1]	318
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AEROSPACE & DEFENSE—Continued
	Lockheed Martin Corp.
$225	4.700%—05/15/2046	$ 285
		603
AIR FREIGHT & LOGISTICS—0.3%
	FedEx Corp.
270	4.050%—02/15/2048	266
AUTOMOBILES—0.7%
	Daimler Finance North America LLC
300	2.200%—05/05/2020[1]	300
	Volkswagen Group of America Finance LLC
240	4.625%—11/13/2025[1]	267
		567
BANKS—2.4%
	Bank of America Corp. MTN[3]
200	3.500%—04/19/2026	213
206	4.330%—03/15/2050[2]	245
		458
	Citigroup Inc.
421	3.400%—05/01/2026	442
	JPMorgan Chase & Co.
300	3.200%—01/25/2023	311
476	4.203%—07/23/2029[2]	529
		840
	PNC Bank NA
250	3.500%—06/08/2023	263
		2,003
BEVERAGES—0.5%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
358	4.900%—02/01/2046	428
BIOTECHNOLOGY—1.0%
	AbbVie Inc.
400	2.500%—05/14/2020	401
	Celgene Corp.
400	2.875%—08/15/2020	403
		804
CAPITAL MARKETS—3.7%
	Apollo Management Holdings LP
250	4.000%—05/30/2024[1]	263
	Blackstone Holdings Finance Co. LLC
286	3.500%—09/10/2049[1]	287
	Goldman Sachs Group Inc.
420	5.750%—01/24/2022	453
	KKR Group Finance Co. II LLC
456	5.500%—02/01/2043[1]	560
	Macquarie Group Ltd.
165	3.189%—11/28/2023[1,2]	169
	Macquarie Group Ltd. MTN[3]
250	4.150%—03/27/2024[1,2]	264
	Moody's Corp.
407	3.250%—06/07/2021	414
	Morgan Stanley MTN[3]
145	3.125%—07/27/2026	151
252	3.875%—01/27/2026	272
		423

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	UBS Group Funding Switzerland AG
$300	4.125%—04/15/2026[1]	$ 328
		3,161
CONSUMER FINANCE—2.0%
	American Express Co.
250	3.375%—05/17/2021	255
150	3.400%—02/27/2023	157
		412
	GE Capital International Funding Co. Unlimited Co.
415	2.342%—11/15/2020	415
	General Motors Financial Co. Inc.
444	4.150%—06/19/2023	462
	Nissan Motor Acceptance Corp. MTN[3]
400	2.150%—09/28/2020[1]	400
		1,689
DIVERSIFIED FINANCIAL SERVICES—1.1%
	Cooperatieve Rabobank U.A.
400	3.875%—09/26/2023[1]	424
	Siemens Financieringsmaatschappij NV
300	2.150%—05/27/2020[1]	301
	Voya Financial Inc.
200	3.125%—07/15/2024	207
		932
DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
	AT&T Inc.
664	3.312% (3 Month USD Libor + 1.180) 06/12/2024[2]	676
305	3.400%—05/15/2025	320
		996
	Verizon Communications Inc.
247	4.522%—09/15/2048	294
		1,290
ELECTRIC UTILITIES—2.9%
	Berkshire Hathaway Energy Co.
525	6.125%—04/01/2036	730
	Eversource Energy
260	2.750%—03/15/2022	265
	Exelon Corp.
368	5.100%—06/15/2045	447
	Nextera Energy Capital Holdings Inc.
255	2.403%—09/01/2021	257
	Southern Co.
430	3.250%—07/01/2026	449
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	320
		2,468
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
	Boston Properties LP
468	4.500%—12/01/2028	536
	Digital Realty Trust LP
500	3.700%—08/15/2027	527
	HCP Inc.
188	4.250%—11/15/2023	202
	Ventas Realty LP
250	4.125%—01/15/2026	273
		1,538
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
FOOD & STAPLES RETAILING—0.3%
	Kroger Co.
$250	4.000%—02/01/2024	$ 268
HEALTH CARE PROVIDERS & SERVICES—1.9%
	Cigna Corp.
495	3.400%—03/01/2027	511
	CommonSpirit Health
232	4.187%—10/01/2049	238
	CVS Pass-Through Trust
132	5.880%—01/10/2028	147
529	8.353%—07/10/2031[1]	678
		825
		1,574
INDUSTRIAL CONGLOMERATES—0.2%
	General Electric Co. MTN[3]
172	4.625%—01/07/2021	177
INSURANCE—1.4%
	American International Group Inc.
465	4.125%—02/15/2024	500
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	272
	Liberty Mutual Group Inc.
400	4.569%—02/01/2029[1]	452
		1,224
MEDIA—2.2%
	Charter Communications Operating LLC / Charter Communications Operating Capital
478	6.384%—10/23/2035	588
	Comcast Cable Communications Holdings Inc.
200	9.455%—11/15/2022	245
	Comcast Corp.
470	3.000%—02/01/2024	489
	COX Communications Inc.
300	2.950%—06/30/2023[1]	307
200	3.250%—12/15/2022[1]	206
		513
		1,835
OIL, GAS & CONSUMABLE FUELS—1.9%
	Concho Resources Inc.
155	4.300%—08/15/2028	167
	Occidental Petroleum Corp.
1,000	0.000%—10/10/2036[4]	504
	Phillips 66 Partners LP
250	3.605%—02/15/2025	262
	Schlumberger Holdings Corp.
252	3.900%—05/17/2028[1]	267
	Sunoco Logistics Partners Operations LP
428	3.900%—07/15/2026	444
		1,644
ROAD & RAIL—1.1%
	Norfolk Southern Corp.
310	4.837%—10/01/2041	372
	Penske Truck Leasing Co. LP / PTL Finance Corp.
500	3.900%—02/01/2024[1]	528
		900

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
	Broadcom Inc.
$257	3.625%—10/15/2024[1]	$ 264
	NXP BV / NXP Funding LLC
251	4.625%—06/01/2023[1]	268
		532
TRADING COMPANIES & DISTRIBUTORS—1.4%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
272	4.125%—07/03/2023	287
	Air Lease Corp.
374	3.875%—07/03/2023	393
	Ferguson Finance plc
466	4.500%—10/24/2028[1]	502
		1,182
WATER UTILITIES—0.2%
	Aquarion Co.
117	4.000%—08/15/2024[1]	124
TOTAL CORPORATE BONDS & NOTES
(Cost $23,536)		25,209

MORTGAGE PASS-THROUGH—26.2%
	Federal Home Loan Mortgage Corp.
2,390	3.000%—11/01/2043-02/01/2047	2,466
821	3.500%—07/01/2046	873
802	4.000%—02/01/2046	849
219	5.000%—06/01/2041	242
		4,430
	Federal National Mortgage Association
3,527	3.500%—10/01/2037-10/01/2049	3,673
2,896	4.000%—04/01/2045-08/01/2049	3,062
3,057	4.500%—05/01/2046-06/01/2049	3,262
3,848	5.000%—09/01/2033-04/01/2049	4,226
		14,223
	Government National Mortgage Association
925	4.000%—09/20/2041-09/15/2046	994
2,419	4.500%—01/15/2042-08/20/2047	2,589
		3,583
TOTAL MORTGAGE PASS-THROUGH
(Cost $21,629)		22,236

MUNICIPAL BONDS—1.9%
	Metropolitan Transportation Authority
195	5.871%—11/15/2039	257
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	194
MUNICIPAL BONDS—Continued
Principal Amount		Value
	New York State Urban Development Corp.
$555	5.770%—03/15/2039	$ 683
	State of California
300	7.500%—04/01/2034	460
TOTAL MUNICIPAL BONDS
(Cost $1,470)		1,594

U.S. GOVERNMENT OBLIGATIONS—21.0%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
180	2.510%—03/01/2032	183
	Series 2017-20H Cl. 1
169	2.750%—08/01/2037	174
	Series 2016-20L Cl. 1
1,229	2.810%—12/01/2036	1,280
	Series 2015-20H Cl. 1
435	2.820%—08/01/2035	452
	Series 2017-20J Cl. 1
273	2.850%—10/01/2037	284
	Series 2018-20B Cl. 1
322	3.220%—02/01/2038	341
	Series 2018-20G Cl. 1
490	3.540%—07/01/2038	529
	Series 2018-20F Cl. 1
731	3.600%—06/01/2038	793
		4,036
	U.S. Treasury Bonds
362	2.250%—08/15/2049	367
3,606	3.000%—02/15/2048-08/15/2048	4,234
458	3.500%—02/15/2039	568
2,904	4.500%—05/15/2038	4,059
		9,228
	U.S. Treasury Notes
3,944	1.750%—06/30/2024	3,984
158	2.625%—02/15/2029	171
404	2.750%—09/15/2021	413
		4,568
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $16,437)		17,832
TOTAL INVESTMENTS—99.2%
(Cost $79,891)		84,078
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		678
TOTAL NET ASSETS—100.0%		$84,756

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Core Bond Fund
Portfolio of Investments—Continued

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $13,121 or 15% of net assets.
2	Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2019. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
3	MTN after the name of a security stands for Medium Term Note.
4	Zero coupon bond
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Robert S. Kricheff

Neil Wechsler, CFA

Management’s Discussion of
Fund Performance
Market review
For the fiscal year ended October 31, 2019, the high-yield markets started with two months of negative returns, including December when major high-yield bond indexes were down more than 2%. However, the market quickly bounced back and on a twelve month basis posted high single-digit returns. During the fiscal year, the ICE BofAML U.S. Non-Distressed High Yield Index posted a return of 9.95%, while the broader market, as measured by the ICE BofAML U.S. High Yield (H0A0) Index, returned 8.32%.
There were several distinct performance characteristics during the year. There was a significant positive bias toward better quality credits, as the CCC-rated part of the market significantly underperformed the more highly rated tiers. This led the more narrowly defined ICE BofAML U.S. Non-Distressed High Yield Index to outperform the more inclusive ICE BofAML U.S. High Yield (H0A0) Index. Additionally, longer duration tiers of the market significantly outperformed shorter duration parts of the market. This was likely due in large part to the interest-rate cuts by the U.S. Federal Reserve (Fed) that helped drive the yield on the U.S. 10-year Treasury from 3.1% to 1.7% during the year. The ICE BofAML U.S. Non-Distressed High Yield Index’s average price moved from 97.7 to 102.9 during the fiscal year and ended the year with a spread-to-worst of 3.31% and a yield-to-worst of 4.9%.
While interest rates had a major impact on the markets during the year, there were other factors that moved prices too. There was significant focus on trade conflicts between the U.S. and China and its overall impact on global growth. By the end of the fiscal year, it appeared that some sort of trade agreement was close to being completed between the two countries. There also continued to be questions over the pace of growth in the U.S. economy and particular concern over weakness in the manufacturing sector. Additionally, oil & gas exploration and production businesses, a large industry in the high-yield market, was under pressure for much of the year.
performance
Harbor High-Yield Bond Fund returned 8.13% (Retirement Class), 8.16% (Institutional Class), 7.91% (Administrative Class), and 7.72% (Investor Class) during the year ended October 31, 2019. This lagged the ICE BofAML U.S. Non-Distressed High Yield Index, which excludes bonds trading at more distressed levels, and the ICE BofAML U.S. High Yield (H0A0) Index. The Fund benefitted on a relative performance basis from weighting and selection in the environmental industry and due to selection in the satellite industry. The Fund also benefitted from an overweight and better selection in bonds with option-adjusted durations between 6 and 8 years, a longer duration than the overall ICE BofAML U.S. Non-Distressed High Yield Index or ICE BofAML U.S. High Yield (H0A0) Index. Detracting from relative performance was the oil & gas and telecom industries. The Fund’s average exposure of 3.5% to senior secured loans also contributed to relative under-performance. The Fund had an underweight to CCC-rated issues and an overweight to single B-rated issues and had its largest industry exposures in healthcare and cable television.

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Non-Distressed High Yield Index and the ICE BofAML U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	8.13%	4.27%	6.28%
Institutional Class	8.16	4.22	6.25
Administrative Class	7.91	3.96	5.99
Investor Class	7.72	3.82	5.86
Comparative Indices
ICE BofAML U.S. Non-Distressed High Yield	9.95%	5.51%	7.65%
ICE BofAML U.S. High Yield (H0A0)	8.32	5.17	7.69
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.53% (Net) and 0.62% (Gross) (Retirement Class); 0.61% (Net) and 0.70% (Gross) (Institutional Class); 0.86% (Net) and 0.95% (Gross) (Administrative Class); and 0.98% (Net) and 1.07% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
Outlook & Strategy
The high-yield market showed significant resilience during fiscal 2019. We expect volatility to increase in fiscal year 2020, in part due to the U.S. election cycle, on-going trade developments, and concerns over the pace of global economic growth. We believe the market is likely to be less forgiving to credit disappointments and missed earnings and, accordingly, believe that disciplined vigilance will be critical performance differentiator. In our view, the relative strength in the performance of the more highly rated tiers of the market is likely to continue over the next 12 months. Technical factors could remain healthy for U.S. credit given all of the negative and ultra-low rates around the world, coupled with the demand for income that has appeared to drive some meaningful capital to the U.S. credit markets.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—5.5%
Principal Amount		Value
CAPITAL MARKETS—0.4%
	Refinitiv US Holdings Inc.
	Initial Term Loan
$1,830	5.536% (1 Month USD Libor + 3.750) 10/01/2025[1]	$ 1,842
CHEMICALS—0.2%
	Solenis International LP
	Initial First-Lien Term Loan
1,180	6.124% (3 Month USD Libor + 4.000) 06/26/2025[1]	1,126
COMMERCIAL SERVICES & SUPPLIES—0.7%
	Garda World Security Corp.
	Initial Term Loan
2,270	6.536% (1 Month USD Libor + 4.750) 10/17/2026[1]	2,260
	Granite Acquisition Inc.
	First-Lien Term Loan B
1,213	5.604% (3 Month USD Libor + 3.500) 12/17/2021[1]	1,216
		3,476
CONTAINERS & PACKAGING—0.3%
	Flex Acquisition Co. Inc.
	Term Loan
467	5.096% (Multiple Contracts + 3.000) 12/29/2023[1]	441
	Mauser Packaging Solutions Holding Co.
	Term Loan B
1,128	5.234% (Multiple Contracts + 3.250) 04/03/2024[1]	1,100
		1,541
ENTERTAINMENT—0.1%
	Nascar Holdings Inc.
	Initial Term Loan
570	4.628% (1 Month USD Libor + 2.750) 10/19/2026[1]	573
FOOD & STAPLES RETAILING—0.3%
	BJ's Wholesale Club Inc.
	Term Loan B
1,268	4.671% (1 Month USD Libor + 2.750) 02/03/2024[1]	1,270
HEALTH CARE PROVIDERS & SERVICES—1.1%
	AHP Health Partners Inc.
	Term Loan
1,459	6.286% (1 Month USD Libor + 4.500) 06/30/2025[1]	1,461
	MPH Acquisition Holdings LLC
	Initial Term Loan
1,011	4.854% (3 Month USD Libor + 2.750) 06/07/2023[1]	951
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	PAREXEL International Corp.
	Term Loan B
$699	4.536% (1 Month USD Libor + 2.750) 09/27/2024[1]	$ 668
	RegionalCare Hospital Partners Holdings Inc.
	First-Lien Term Loan B
1,110	6.304% (1 Month USD Libor + 4.500) 11/16/2025[1]	1,109
	US Renal Care Inc.
	Initial Term Loan
1,190	6.786% (1 Month USD Libor + 5.000) 06/26/2026[1]	1,102
		5,291
HEALTH CARE TECHNOLOGY—0.1%
	Change Healthcare Holdings LLC
	Term Loan B
514	4.286% (1 Month USD Libor + 2.500) 03/01/2024[1]	512
HOTELS, RESTAURANTS & LEISURE—0.5%
	Alterra Mountain Co.
	Term Loan B
585	4.786% (1 Month USD Libor + 3.000) 07/31/2024[1]	587
	IRB Holding Corp.
	First-Lien Term Loan B
763	5.216% (3 Month USD Libor + 3.250) 02/05/2025[1]	759
	Stars Group Holdings BV
	Term Loan
1,222	5.604% (3 Month USD Libor + 3.500) 07/10/2025[1]	1,228
		2,574
INSURANCE—0.2%
	Hub International Ltd.
	Initial Term Loan
778	4.940% (Multiple Contracts + 3.000) 04/25/2025[1]	763
INTERACTIVE MEDIA & SERVICES—0.2%
	Ancestry.com Inc.
	First-Lien Term Loan
1,223	6.040% (1 Month USD Libor + 4.250) 08/27/2026[1]	1,095
LIFE SCIENCES TOOLS & SERVICES—0.2%
	Jaguar Holding Co. II
	2018 Term Loan
1,149	4.286% (1 Month USD Libor + 2.500) 08/18/2022[1]	1,148

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
MEDIA—0.4%
	Univision Communications Inc.
	Term Loan
$692	4.536% (1 Month USD Libor + 2.750) 03/15/2024[1]	$ 668
	William Morris Endeavor Entertainment LLC
	First-Lien Term Loan B
1,314	4.600% (Multiple Contracts + 2.750) 05/18/2025[1]	1,273
		1,941
SOFTWARE—0.4%
	Project Alpha Intermediate Holding Inc.
	2019 Incremental Term Loan
754	6.240% (3 Month USD Libor + 4.250) 04/26/2024[1]	753
	Solarwinds Holdings Inc.
	2018 Refinancing First-Lien Term Loan
1,270	4.536% (1 Month USD Libor + 2.750) 02/05/2024[1]	1,271
		2,024
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	Diebold Nixdorf Inc.
	Term Loan A
1,765	11.063% (1 Month USD Libor + 9.250) 08/31/2022[1]	1,825
TOTAL BANK LOAN OBLIGATIONS
(Cost $27,150)		27,001

CORPORATE BONDS & NOTES—90.7%
AEROSPACE & DEFENSE—2.7%
	Arconic Inc.
1,500	5.400%—04/15/2021	1,548
272	5.900%—02/01/2027	303
		1,851
	Bombardier Inc.
600	6.000%—10/15/2022[2]	588
757	7.500%—03/15/2025[2]	727
1,835	7.875%—04/15/2027[2]	1,739
1,750	8.750%—12/01/2021[2]	1,859
		4,913
	TransDigm Inc.
1,075	5.500%—11/15/2027	1,074
820	6.000%—07/15/2022	835
500	6.250%—03/15/2026[2]	537
1,045	6.500%—07/15/2024	1,083
		3,529
	TransDigm UK Holdings plc
1,480	6.875%—05/15/2026	1,583
	Triumph Group Inc.
754	6.250%—09/15/2024[2]	793
665	7.750%—08/15/2025	667
		1,460
		13,336
AIR FREIGHT & LOGISTICS—0.8%
	XPO Logistics Inc.
1,260	6.125%—09/01/2023[2]	1,301
1,600	6.500%—06/15/2022[2]	1,634
1,000	6.750%—08/15/2024[2]	1,082
		4,017
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTO COMPONENTS—0.8%
	Adient Global Holdings Ltd.
$1,120	4.875%—08/15/2026[2]	$ 885
	Adient US LLC
670	7.000%—05/15/2026[2]	708
	American Axle & Manufacturing Inc.
1,100	6.625%—10/15/2022	1,108
	IHO Verwaltungs GMBH
600	6.375%—05/15/2029[2]	617
	Tenneco Inc.
960	5.000%—07/15/2026	768
		4,086
AUTOMOBILES—0.6%
	Ford Motor Credit Co. LLC
1,215	3.350%—11/01/2022	1,220
	Jaguar Land Rover Automotive plc
750	4.500%—10/01/2027[2]	647
	Tesla Inc.
1,045	5.300%—08/15/2025[2]	991
		2,858
BANKS—0.1%
	CIT Group Inc.
350	6.125%—03/09/2028	414
BEVERAGES—0.4%
	Cott Holdings Inc.
1,750	5.500%—04/01/2025[2]	1,831
BIOTECHNOLOGY—0.7%
	Avantor Inc.
1,350	6.000%—10/01/2024[2]	1,446
1,645	9.000%—10/01/2025[2]	1,842
		3,288
BUILDING PRODUCTS—2.1%
	American Builders & Contractors Supply Co. Inc.
900	5.875%—05/15/2026[2]	949
	Griffon Corp.
1,480	5.250%—03/01/2022	1,495
	New Enterprise Stone & Lime Co. Inc.
975	6.250%—03/15/2026[2]	1,018
	Norbord Inc.
650	5.750%—07/15/2027[2]	674
	Standard Industries Inc.
1,867	4.750%—01/15/2028[2]	1,944
1,090	5.375%—11/15/2024[2]	1,124
1,500	5.500%—02/15/2023[2]	1,537
		4,605
	Summit Materials LLC / Summit Materials Finance Corp.
1,400	6.125%—07/15/2023	1,429
300	6.500%—03/15/2027[2]	325
		1,754
		10,495
CAPITAL MARKETS—0.2%
	Refinitiv US Holdings Inc.
750	6.250%—05/15/2026[2]	816

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—2.1%
	Blue Cube Spinco LLC
$975	9.750%—10/15/2023	$ 1,065
	GCP Applied Technologies Inc.
645	5.500%—04/15/2026[2]	664
	NOVA Chemicals Corp.
750	4.875%—06/01/2024[2]	764
1,000	5.250%—08/01/2023[2]	1,013
		1,777
	OCI NV
2,470	6.625%—04/15/2023[2]	2,587
	Olin Corp.
600	5.625%—08/01/2029	625
	PQ Corp.
1,410	6.750%—11/15/2022[2]	1,461
	Trinseo LLC
1,000	5.375%—09/01/2025[2]	970
	Tronox Inc.
1,250	6.500%—04/15/2026[2]	1,205
		10,354
COMMERCIAL SERVICES & SUPPLIES—3.1%
	Advanced Disposal Services Inc.
500	5.625%—11/15/2024[2]	523
	Allied Universal Holdco LLC / Allied Universal Finance Corp.
625	6.625%—07/15/2026[2]	669
1,274	9.750%—07/15/2027[2]	1,334
		2,003
	Covanta Holding Corp.
970	5.875%—07/01/2025	1,010
	GFL Environmental Inc.
415	5.375%—03/01/2023[2]	429
750	7.000%—06/01/2026[2]	797
1,850	8.500%—05/01/2027[2]	2,040
		3,266
	GW B-CR Security Corp.
2,100	9.500%—11/01/2027	2,163
	LABL Escrow Issuer LLC
820	6.750%—07/15/2026[2]	851
	Matthews International Corp.
530	5.250%—12/01/2025[2]	497
	NuStar Logistics LP
1,650	6.750%—02/01/2021	1,718
	Stericycle Inc.
964	5.375%—07/15/2024[2]	1,007
	Williams Scotsman International Inc.
555	6.875%—08/15/2023[2]	584
1,660	7.875%—12/15/2022[2]	1,735
		2,319
		15,357
COMMUNICATIONS EQUIPMENT—2.0%
	CommScope Inc.
481	5.000%—06/15/2021[2]	483
695	6.000%—03/01/2026[2]	717
455	8.250%—03/01/2027[2]	433
		1,633
	CommScope Technologies LLC
30	5.000%—03/15/2027[2]	25
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—Continued
	Hughes Satellite Systems Corp.
$1,000	6.625%—08/01/2026	$ 1,085
3,000	7.625%—06/15/2021	3,240
		4,325
	Telesat Canada / Telesat LLC
1,611	6.500%—10/15/2027[2]	1,685
	Viasat Inc.
2,250	5.625%—09/15/2025[2]	2,292
		9,960
CONSUMER FINANCE—2.0%
	Ally Financial Inc.
985	5.750%—11/20/2025	1,101
	Navient Corp.
750	5.000%—10/26/2020	765
245	6.500%—06/15/2022	263
		1,028
	Navient Corp. MTN[3]
1,100	5.500%—01/25/2023	1,147
2,000	7.250%—01/25/2022	2,177
		3,324
	Springleaf Finance Corp.
500	5.625%—03/15/2023	539
685	6.125%—03/15/2024	751
260	6.625%—01/15/2028	289
650	6.875%—03/15/2025	738
1,675	7.750%—10/01/2021	1,832
		4,149
		9,602
CONTAINERS & PACKAGING—2.0%
	ARD Finance SA
1,250	7.125%—09/15/2023	1,305
	Ardagh Packaging Finance plc
800	6.000%—02/15/2025[2]	842
	Berry Global Inc.
650	4.875%—07/15/2026[2]	685
1,000	6.000%—10/15/2022	1,020
		1,705
	Cascades Inc.
1,000	5.500%—07/15/2022[2]	1,020
	Flex Acquisition Co. Inc.
1,215	6.875%—01/15/2025[2]	1,145
	Reynolds Group Issuer Inc.
750	5.125%—07/15/2023[2]	771
2,180	5.750%—10/15/2020	2,191
535	7.000%—07/15/2024[2]	555
		3,517
	Trivium Packaging Finance BV
485	8.500%—08/15/2027[2]	516
		10,050
DISTRIBUTORS—0.2%
	Performance Food Group Inc.
985	5.500%—10/15/2027[2]	1,046
DIVERSIFIED CONSUMER SERVICES—0.5%
	Frontdoor Inc.
1,105	6.750%—08/15/2026[2]	1,213

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED CONSUMER SERVICES—Continued
	Service Corp. International
$935	5.125%—06/01/2029	$ 1,000
		2,213
DIVERSIFIED FINANCIAL SERVICES—1.0%
	Avolon Holdings Funding Ltd.
500	5.250%—05/15/2024[2]	546
	Compass Group Diversified Holdings LLC
750	8.000%—05/01/2026[2]	810
	DAE Funding LLC
470	4.000%—08/01/2020[2]	474
1,000	5.000%—08/01/2024[2]	1,046
1,000	5.750%—11/15/2023[2]	1,050
		2,570
	Fidelity & Guaranty Life Holdings Inc.
1,000	5.500%—05/01/2025[2]	1,073
		4,999
DIVERSIFIED TELECOMMUNICATION SERVICES—4.7%
	Altice Financing SA
1,622	6.625%—02/15/2023[2]	1,670
1,012	7.500%—05/15/2026[2]	1,078
		2,748
	Altice Luxembourg SA
200	7.625%—02/15/2025[2]	207
	CenturyLink Inc.
2,150	5.800%—03/15/2022	2,284
1,000	6.450%—06/15/2021	1,055
100	6.750%—12/01/2023	112
655	6.875%—01/15/2028	697
		4,148
	Connect Finco Sarl / Connect US Finco LLC
3,820	6.750%—10/01/2026[2]	3,963
	GCI LLC
2,040	6.625%—06/15/2024[2]	2,216
167	6.875%—04/15/2025	176
		2,392
	Inmarsat Finance plc
2,000	4.875%—05/15/2022[2]	2,030
	Intelsat Jackson Holdings SA
1,090	5.500%—08/01/2023	1,024
2,045	8.500%—10/15/2024[2]	2,065
		3,089
	Level 3 Communications Inc.
1,925	5.750%—12/01/2022	1,935
	Level 3 Financing Inc.
420	5.375%—08/15/2022	422
	Telecom Italia Capital SA
625	6.000%—09/30/2034	670
200	6.375%—11/15/2033	222
		892
	Zayo Group LLC
1,250	5.750%—01/15/2027[2]	1,274
		23,100
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—1.2%
	Talen Energy Supply LLC
$545	6.625%—01/15/2028[2]	$ 529
940	7.250%—05/15/2027[2]	942
		1,471
	Vistra Operations Co. LLC
1,910	4.300%—07/15/2029[2]	1,987
2,111	5.000%—07/31/2027[2]	2,190
300	5.625%—02/15/2027[2]	319
		4,496
		5,967
ELECTRICAL EQUIPMENT—0.1%
	Sensata Technologies Inc.
370	4.375%—02/15/2030[2]	373
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	Anixter Inc.
1,075	5.500%—03/01/2023	1,108
ENERGY EQUIPMENT & SERVICES—1.6%
	Archrock Partners LP / Archrock Partners Finance Corp.
760	6.875%—04/01/2027[2]	788
	Ensign Drilling Inc.
1,235	9.250%—04/15/2024[2]	1,053
	Nabors Industries Inc.
1,860	5.750%—02/01/2025	1,396
	Pride International LLC
1,000	7.875%—08/15/2040	520
	Transocean Inc.
500	6.800%—03/15/2038	311
1,160	7.250%—11/01/2025[2]	1,029
588	7.500%—01/15/2026[2]	526
		1,866
	Transocean Poseidon Ltd.
500	6.875%—02/01/2027[2]	507
	Unit Corp.
1,285	6.625%—05/15/2021	855
	USA Compression Partners LP / USA Compression Finance Corp.
680	6.875%—09/01/2027[2]	683
	Valaris plc
400	7.750%—02/01/2026	212
		7,880
ENTERTAINMENT—2.6%
	Cinemark USA Inc.
1,400	5.125%—12/15/2022	1,418
	Diamond Sports Group LLC / Diamond Sports Finance Co.
2,307	5.375%—08/15/2026[2]	2,414
1,904	6.625%—08/15/2027[2]	1,966
		4,380
	Lions Gate Capital Holdings LLC
2,282	6.375%—02/01/2024[2]	2,198
	Live Nation Entertainment Inc.
1,465	4.750%—10/15/2027	1,531
	Meredith Corp.
1,580	6.875%—02/01/2026	1,636
	Netflix Inc.
880	4.875%—06/15/2030	892

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENTERTAINMENT—Continued
$350	5.500%—02/15/2022	$ 372
300	6.375%—05/15/2029[2]	338
		1,602
		12,765
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
	CoreCivic Inc.
1,000	4.750%—10/15/2027	855
	CyrusOne LP
1,000	5.000%—03/15/2024	1,034
	Equinix Inc.
1,000	5.375%—01/01/2022	1,021
	Iron Mountain Inc.
2,395	4.875%—09/15/2027-09/15/2029[2]	2,462
500	5.750%—08/15/2024	506
1,750	6.000%—08/15/2023	1,791
		4,759
	Kennedy-Wilson Inc.
1,500	5.875%—04/01/2024	1,560
	Ladder Capital Finance Corp.
850	5.250%—10/01/2025[2]	865
460	5.875%—08/01/2021[2]	468
		1,333
	MPT Operating Partnership LP / MPT Finance Corp.
500	4.625%—08/01/2029	523
2,500	6.375%—03/01/2024	2,612
		3,135
	QualityTech LP
314	4.750%—11/15/2025[2]	330
	RHP Hotel Properties LP
500	5.000%—04/15/2023	513
	Ryman Hospitality Properties Inc.
845	4.750%—10/15/2027[2]	876
	Sabra Health Care LP
495	3.900%—10/15/2029	492
580	5.125%—08/15/2026	629
		1,121
	SBA Communications Corp.
1,250	4.000%—10/01/2022	1,281
		17,818
FOOD & STAPLES RETAILING—0.7%
	Albertsons Companies LLC
1,065	5.750%—03/15/2025	1,107
800	5.875%—02/15/2028[2]	861
230	6.625%—06/15/2024	243
630	7.500%—03/15/2026[2]	703
		2,914
	Ingles Markets Inc.
540	5.750%—06/15/2023	553
		3,467
FOOD PRODUCTS—1.1%
	B&G Foods Inc.
805	5.250%—09/15/2027	804
	Darling Ingredients Inc.
1,290	5.250%—04/15/2027[2]	1,359
	Post Holdings Inc.
2,585	5.500%—03/01/2025-12/15/2029[2]	2,722
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
FOOD PRODUCTS—Continued
	TreeHouse Foods Inc.
$437	4.875%—03/15/2022	$ 441
		5,326
GAS UTILITIES—0.7%
	AmeriGas Partners LP
500	5.750%—05/20/2027	550
	DCP Midstream Operating LP
690	5.125%—05/15/2029	703
500	6.750%—09/15/2037[2]	524
		1,227
	Suburban Propane Partners LP
1,600	5.875%—03/01/2027	1,664
		3,441
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Hill-Rom Holdings Inc.
260	4.375%—09/15/2027[2]	269
	Teleflex Inc.
1,000	4.625%—11/15/2027	1,051
		1,320
HEALTH CARE PROVIDERS & SERVICES—5.4%
	Acadia Healthcare Co. Inc.
794	5.125%—07/01/2022	804
815	5.625%—02/15/2023	831
		1,635
	AHP Health Partners Inc.
596	9.750%—07/15/2026[2]	645
	AMN Healthcare Inc.
960	4.625%—10/01/2027[2]	980
	BCPE Cycle Merger Sub II Inc.
505	10.625%—07/15/2027[2]	473
	Centene Corp.
670	4.750%—05/15/2022	687
3,375	5.375%—06/01/2026[2]	3,581
1,614	6.125%—02/15/2024	1,680
		5,948
	DaVita Inc.
1,230	5.125%—07/15/2024	1,259
	HCA Inc.
950	5.375%—02/01/2025-09/01/2026	1,040
300	5.625%—09/01/2028	338
1,750	5.875%—05/01/2023-02/01/2029	1,963
1,465	7.690%—06/15/2025	1,773
		5,114
	Molina Healthcare Inc.
1,082	4.875%—06/15/2025[2]	1,104
2,000	5.375%—11/15/2022	2,117
		3,221
	Polaris Intermediate Corp.
540	8.500%—12/01/2022[2]	456
	RegionalCare Hospital Partners Holdings Inc.
1,195	8.250%—05/01/2023[2]	1,276
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
877	9.750%—12/01/2026[2]	965

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Tenet Healthcare Corp.
$2,000	4.875%—01/01/2026[2]	$ 2,071
2,000	5.125%—11/01/2027[2]	2,088
		4,159
	Wellcare Health Plans Inc.
550	5.250%—04/01/2025	578
		26,709
HEALTH CARE TECHNOLOGY—0.2%
	Change Healthcare Holdings LLC
1,000	5.750%—03/01/2025[2]	1,027
HOTELS, RESTAURANTS & LEISURE—4.7%
	Brinker International Inc.
965	3.875%—05/15/2023	970
	ESH Hospitality Inc.
370	4.625%—10/01/2027[2]	372
1,500	5.250%—05/01/2025[2]	1,551
		1,923
	Hilton Domestic Operating Co. Inc.
1,500	4.875%—01/15/2030[2]	1,598
884	5.125%—05/01/2026	930
		2,528
	International Game Technology plc
1,000	6.250%—02/15/2022[2]	1,058
	IRB Holding Corp.
980	6.750%—02/15/2026[2]	1,000
	Landry's Inc.
575	6.750%—10/15/2024[2]	594
	LTF Merger Sub Inc.
550	8.500%—06/15/2023	565
	Marriott Ownership Resorts Inc.
975	4.750%—01/15/2028[2]	1,000
	Marriott Ownership Resorts Inc. / Ilg LLC
1,345	6.500%—09/15/2026	1,461
	MGM Resorts International
214	6.000%—03/15/2023	236
101	6.625%—12/15/2021	110
1,500	7.750%—03/15/2022	1,684
		2,030
	New Red Finance Inc.
485	3.875%—01/15/2028[2]	489
1,000	5.000%—10/15/2025[2]	1,032
		1,521
	Scientific Games International Inc.
630	5.000%—10/15/2025[2]	650
600	8.250%—03/15/2026[2]	636
		1,286
	Speedway Motorsports LLC
540	4.875%—11/01/2027	540
	Stars Group Holdings BV / Stars Group US Co. Borrower LLC
2,255	7.000%—07/15/2026[2]	2,438
	VICI Properties Inc.
2,100	8.000%—10/15/2023	2,297
	Viking Cruises Ltd.
621	5.875%—09/15/2027[2]	661
	VOC Escrow Ltd.
450	5.000%—02/15/2028[2]	470
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Yum! Brands Inc.
$730	4.750%—01/15/2030[2]	$ 767
		23,109
HOUSEHOLD DURABLES—1.2%
	Lennar Corp.
1,345	4.750%—04/01/2021-11/29/2027	1,430
1,000	4.875%—12/15/2023	1,074
475	5.250%—06/01/2026	524
		3,028
	M/I Homes Inc.
800	5.625%—08/01/2025	836
	PulteGroup Inc.
450	5.000%—01/15/2027	494
	Toll Brothers Finance Corp.
586	3.800%—11/01/2029	577
190	4.350%—02/15/2028	199
		776
	Tri Pointe Group Inc.
650	4.875%—07/01/2021	671
		5,805
HOUSEHOLD PRODUCTS—0.4%
	Prestige Brands Inc.
1,250	5.375%—12/15/2021[2]	1,255
400	6.375%—03/01/2024[2]	419
		1,674
	Spectrum Brands Inc.
255	5.000%—10/01/2029[2]	262
		1,936
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.5%
	AES Corp.
1,065	4.000%—03/15/2021	1,085
500	5.500%—04/15/2025	521
300	6.000%—05/15/2026	321
		1,927
	Calpine Corp.
505	5.250%—06/01/2026[2]	527
	NRG Energy Inc.
760	5.250%—06/15/2029[2]	818
293	5.750%—01/15/2028	318
240	6.625%—01/15/2027	261
1,847	7.250%—05/15/2026	2,030
		3,427
	Terraform Power Operating LLC
583	4.250%—01/31/2023[2]	603
258	4.750%—01/15/2030	268
600	5.000%—01/31/2028[2]	636
		1,507
		7,388
INSURANCE—0.3%
	Acrisure LLC / Acrisure Finance Inc.
500	8.125%—02/15/2024[2]	534
	GTCR AP Finance Inc.
965	8.000%—05/15/2027[2]	989
		1,523

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INTERACTIVE MEDIA & SERVICES—0.2%
	Match Group Inc.
$1,000	6.375%—06/01/2024	$ 1,052
IT SERVICES—1.0%
	Sabre GLBL Inc.
1,146	5.250%—11/15/2023[2]	1,177
	Verisign Inc.
455	4.625%—05/01/2023	464
	WEX Inc.
3,000	4.750%—02/01/2023[2]	3,038
		4,679
LEISURE PRODUCTS—0.4%
	NCL Corp. Ltd.
740	4.750%—12/15/2021[2]	752
	Wyndham Destinations Inc.
305	3.900%—03/01/2023	308
390	5.400%—04/01/2024	415
210	5.750%—04/01/2027	230
		953
		1,705
LIFE SCIENCES TOOLS & SERVICES—1.1%
	Charles River Laboratories International Inc.
465	4.250%—05/01/2028	475
	Eagle Holding Co. II LLC
2,235	7.750%—05/15/2022[2]	2,274
	IQVIA Inc.
1,280	5.000%—05/15/2027[2]	1,360
	Jaguar Holding Co. II
1,300	6.375%—08/01/2023[2]	1,349
		5,458
MACHINERY—0.3%
	EnPro Industries Inc.
1,000	5.750%—10/15/2026	1,060
	Terex Corp.
466	5.625%—02/01/2025[2]	470
		1,530
MEDIA—11.5%
	Altice France SA
1,535	5.500%—01/15/2028[2]	1,568
1,326	7.375%—05/01/2026[2]	1,423
297	8.125%—02/01/2027[2]	330
		3,321
	AMC Networks Inc.
1,240	4.750%—08/01/2025	1,257
1,510	5.000%—04/01/2024	1,542
		2,799
	Block Communications Inc.
2,050	6.875%—02/15/2025[2]	2,147
	C&W Senior Financing Designated Activity Company
1,170	7.500%—10/15/2026[2]	1,259
	CBS Radio Inc.
812	7.250%—11/01/2024[2]	851
	CCO Holdings LLC
850	5.250%—09/30/2022	863
1,850	5.375%—05/01/2025-06/01/2029[2]	1,965
		2,828
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	CSC Holdings LLC
$505	5.375%—02/01/2028[2]	$ 535
2,170	5.750%—01/15/2030[2]	2,287
495	6.625%—10/15/2025[2]	529
940	7.500%—04/01/2028	1,062
1,000	7.750%—07/15/2025[2]	1,075
3,000	10.875%—10/15/2025[2]	3,391
		8,879
	Cumulus Media New Holdings Inc.
630	6.750%—07/01/2026[2]	669
	DISH DBS Corp.
400	5.875%—11/15/2024	403
3,000	7.750%—07/01/2026	3,034
		3,437
	Entercom Media Corp.
600	6.500%—05/01/2027[2]	629
	EW Scripps Co.
1,000	5.125%—05/15/2025[2]	1,016
	Graham Holdings Co.
945	5.750%—06/01/2026[2]	1,011
	iHeartCommunications Inc.
770	8.375%—05/01/2027	830
	Lamar Media Corp.
500	5.000%—05/01/2023	510
	LCPR Sr Secured Finance Dac Sr Secured
1,105	6.750%—10/15/2027	1,134
	MDC Partners Inc.
535	6.500%—05/01/2024[2]	514
	Mediacom Broadband LLC
150	5.500%—04/15/2021	151
	Nexstar Broadcasting Inc.
300	5.875%—11/15/2022	305
	Outfront Media Capital LLC
1,400	5.875%—03/15/2025	1,449
	Quebecor Media Inc.
600	5.750%—01/15/2023	652
	Radiate HoldCo LLC
620	6.625%—02/15/2025[2]	629
	Sable International Finance Ltd.
250	5.750%—09/07/2027[2]	261
	Scripps Escrow Inc.
550	5.875%—07/15/2027[2]	565
	Sinclair Television Group Inc.
2,000	6.125%—10/01/2022	2,030
	Sirius XM Radio Inc.
1,408	4.625%—07/15/2024[2]	1,475
350	5.375%—04/15/2025[2]	365
1,625	5.500%—07/01/2029[2]	1,760
		3,600
	TEGNA Inc.
1,215	5.000%—09/15/2029[2]	1,233
2,525	6.375%—10/15/2023	2,601
		3,834
	Telenet Finance Luxembourg Notes Sarl
1,000	5.500%—03/01/2028[2]	1,063
	Univision Communications Inc.
2,570	5.125%—05/15/2023-02/15/2025[2]	2,549
	UPCB Finance IV Ltd.
1,800	5.375%—01/15/2025[2]	1,865
	Virgin Media Finance plc
800	6.000%—10/15/2024[2]	828

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Virgin Media Secured Finance plc
$2,000	5.500%—05/15/2029[2]	$ 2,130
	Ziggo Bond Finance BV
1,000	4.875%—01/15/2030	1,022
750	5.875%—01/15/2025[2]	776
1,000	6.000%—01/15/2027[2]	1,050
		2,848
		56,593
METALS & MINING—2.5%
	Alcoa Nederland Holding BV
1,540	6.125%—05/15/2028[2]	1,655
	Alliance Resource Operating Partners LP
500	7.500%—05/01/2025[2]	428
	Commercial Metals Co.
770	5.375%—07/15/2027	792
	Constellium NV
400	5.750%—05/15/2024[2]	413
	FMG Resources August 2006 Pty Ltd.
1,365	4.750%—05/15/2022[2]	1,411
600	5.125%—03/15/2023[2]	626
		2,037
	Freeport-McMoRan Inc.
880	3.550%—03/01/2022	892
475	5.000%—09/01/2027	486
470	5.250%—09/01/2029	480
513	5.400%—11/14/2034	503
885	5.450%—03/15/2043	828
		3,189
	Grinding Media Inc.
1,000	7.375%—12/15/2023[2]	970
	Novelis Corp.
155	5.875%—09/30/2026[2]	163
1,000	6.250%—08/15/2024[2]	1,050
		1,213
	Steel Dynamics Inc.
1,800	5.125%—10/01/2021	1,809
		12,506
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	Starwood Property Trust Inc.
900	3.625%—02/01/2021	909
2,000	5.000%—12/15/2021	2,075
		2,984
OIL, GAS & CONSUMABLE FUELS—8.8%
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
1,370	5.750%—03/01/2027-01/15/2028[2]	1,026
	Ascent Resources Utica Holdings LLC / Aru Finance Corp.
1,300	7.000%—11/01/2026[2]	1,001
	Blue Racer Midstream LLC
800	6.125%—11/15/2022[2]	790
	Buckeye Partners LP
516	3.950%—12/01/2026	477
377	5.600%—10/15/2044	315
		792
	Callon Petroleum Co.
1,080	6.375%—07/01/2026	1,013
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Centennial Resource Production LLC
$132	5.375%—01/15/2026[2]	$ 124
	Cheniere Energy Partners LP
1,035	4.500%—10/01/2029[2]	1,060
750	5.250%—10/01/2025	779
750	5.625%—10/01/2026	796
		2,635
	Chesapeake Energy Corp.
1,500	8.000%—06/15/2027	945
	CNX Midstream Partners LP
800	6.500%—03/15/2026[2]	750
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
870	5.625%—05/01/2027[2]	879
	Crownrock Finance Inc.
1,405	5.625%—10/15/2025[2]	1,379
	EnLink Midstream LLC
920	5.375%—06/01/2029	819
	EnLink Midstream Partners LP
450	4.850%—07/15/2026	413
	Extraction Oil & Gas Inc.
60	5.625%—02/01/2026[2]	26
1,085	7.375%—05/15/2024[2]	450
		476
	Genesis Energy LP
311	5.625%—06/15/2024	291
255	6.000%—05/15/2023	249
134	6.250%—05/15/2026	125
1,750	6.750%—08/01/2022	1,765
		2,430
	Global Partners LP
1,450	7.000%—06/15/2023	1,504
	Gulfport Energy Corp.
920	6.000%—10/15/2024	595
750	6.375%—01/15/2026	454
		1,049
	Indigo Natural Resources LLC
490	6.875%—02/15/2026[2]	448
	Jagged Peak Energy LLC
790	5.875%—05/01/2026	802
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
1,635	6.000%—08/01/2026[2]	1,643
	Matador Resources Co.
1,100	5.875%—09/15/2026	1,062
	Murphy Oil Corp.
1,900	5.625%—12/01/2042	1,627
870	7.050%—05/01/2029	935
		2,562
	NGL Energy Partners LP
1,600	7.500%—11/01/2023	1,602
	NGPL Pipeco LLC
555	4.375%—08/15/2022[2]	577
	Oasis Petroleum Inc.
1,925	6.875%—01/15/2023	1,675
	Parkland Fuel Corp.
430	5.875%—07/15/2027[2]	456
1,300	6.000%—04/01/2026[2]	1,379
		1,835

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Parsley Energy LLC / Parsley Finance Corp.
$515	5.625%—10/15/2027[2]	$ 534
	PDC Energy Inc.
1,250	5.750%—05/15/2026	1,172
505	6.125%—09/15/2024	491
		1,663
	QEP Resources Inc.
1,689	5.625%—03/01/2026	1,529
	Rockies Express Pipeline LLC
1,455	6.875%—04/15/2040[2]	1,542
	Rose Rock Midstream LP
1,055	5.625%—07/15/2022-11/15/2023	1,077
	Sanchez Energy Corp.
3,000	0.000%—06/15/2021*	150
	SM Energy Co.
262	6.125%—11/15/2022	251
	SRC Energy Inc.
1,085	6.250%—12/01/2025	1,020
	Summit Midstream Holdings LLC
866	5.750%—04/15/2025	676
	Sunoco LP / Sunoco Finance Corp.
1,000	4.875%—01/15/2023	1,029
	Tallgrass Energy Finance Corp.
785	4.750%—10/01/2023[2]	764
15	5.500%—09/15/2024[2]	15
		779
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
406	6.750%—03/15/2024	422
384	6.875%—01/15/2029[2]	416
		838
	Wildhorse Resource Development Corp.
1,360	6.875%—02/01/2025	1,074
	WPX Energy Inc.
625	5.250%—10/15/2027	609
		43,002
PHARMACEUTICALS—2.3%
	Bausch Health Cos. Inc.
1,009	5.500%—03/01/2023[2]	1,022
2,350	7.000%—03/15/2024-01/15/2028[2]	2,478
485	7.250%—05/30/2029[2]	535
850	8.500%—01/31/2027[2]	958
		4,993
	Catalent Pharma Solutions Inc.
445	5.000%—07/15/2027[2]	466
	Teva Pharmaceutical Finance Netherlands III BV
1,020	2.200%—07/21/2021	971
	Valeant Pharmaceuticals International Inc.
3,038	5.875%—05/15/2023[2]	3,093
1,750	6.500%—03/15/2022[2]	1,805
		4,898
		11,328
PROFESSIONAL SERVICES—1.2%
	Camelot Finance SA
915	4.500%—11/01/2026	927
	Nielsen Finance LLC.
2,725	5.000%—04/15/2022[2]	2,752
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PROFESSIONAL SERVICES—Continued
	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
$2,080	6.750%—06/01/2025[2]	$ 2,150
		5,829
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
	Greystar Real Estate Partners LLC
1,158	5.750%—12/01/2025[2]	1,210
	Newmark Group Inc.
650	6.125%—11/15/2023	709
		1,919
ROAD & RAIL—0.7%
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
296	5.500%—04/01/2023	303
1,750	5.750%—07/15/2027[2]	1,791
		2,094
	Hertz Corp.
1,110	7.125%—08/01/2026[2]	1,148
		3,242
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
	Advanced Micro Devices Inc.
682	7.000%—07/01/2024	717
SOFTWARE—0.8%
	CDK Global Inc.
213	5.000%—10/15/2024	231
495	5.250%—05/15/2029[2]	526
		757
	Informatica LLC
1,500	7.125%—07/15/2023[2]	1,528
	Open Text Corp.
1,795	5.625%—01/15/2023[2]	1,838
		4,123
SPECIALTY RETAIL—0.8%
	Asbury Automotive Group Inc.
725	6.000%—12/15/2024	752
	L Brands Inc.
500	5.625%—02/15/2022	528
500	6.875%—11/01/2035	427
464	7.500%—06/15/2029	462
		1,417
	Michaels Stores Inc.
740	8.000%—07/15/2027[2]	734
	Penske Automotive Group Inc.
1,000	5.750%—10/01/2022	1,015
		3,918
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.2%
	Dell International LLC / EMC Corp.
1,025	5.300%—10/01/2029[2]	1,133
1,323	5.875%—06/15/2021[2]	1,345
4,182	7.125%—06/15/2024[2]	4,439
		6,917

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—Continued
	NCR Corp.
$2,500	5.875%—12/15/2021	$ 2,513
1,310	6.125%—09/01/2029[2]	1,377
		3,890
		10,807
THRIFTS & MORTGAGE FINANCE—1.1%
	Nationstar Mortgage Holdings Inc.
925	8.125%—07/15/2023[2]	983
	Nationstar Mortgage LLC / Nationstar Capital
3,116	6.500%—07/01/2021	3,135
	Quicken Loans Inc.
360	5.250%—01/15/2028[2]	373
1,000	5.750%—05/01/2025[2]	1,034
		1,407
		5,525
TRADING COMPANIES & DISTRIBUTORS—0.4%
	United Rentals North America Inc.
1,735	6.500%—12/15/2026	1,885
WIRELESS TELECOMMUNICATION SERVICES—2.5%
	Sprint Capital Corp.
2,793	6.875%—11/15/2028	3,037
	Sprint Communications Inc.
2,400	6.000%—11/15/2022	2,544
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
	Sprint Corp.
$70	7.125%—06/15/2024	$ 76
810	7.250%—09/15/2021	867
368	7.625%—02/15/2025	405
425	7.875%—09/15/2023	470
		1,818
	T-Mobile USA Inc.
600	4.000%—04/15/2022	621
1,380	4.750%—02/01/2028	1,459
1,050	6.000%—03/01/2023-04/15/2024	1,078
850	6.375%—03/01/2025	884
750	6.500%—01/15/2024	781
		4,823
		12,222
TOTAL CORPORATE BONDS & NOTES
(Cost $441,870)		445,808
TOTAL INVESTMENTS—96.2%
(Cost $469,018)		472,809
CASH AND OTHER ASSETS, LESS LIABILITIES—3.8%		18,866
TOTAL NET ASSETS—100.0%		$491,675

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in default
1	Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2019. The variable rate for such securities may be based on the indicated reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $248,841 or 51% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Crescent Capital Group LP
11100 Santa Monica Blvd
Suite 2000
Los Angeles, CA 90025
Portfolio Managers
John A. Fekete
Since 2017
Conrad E. Chen
Since 2017
Ross M. Slusser
Since 2017
Scott K. Fukumoto
Since 2017
Crescent Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks total return.
John A. Fekete

Conrad E. Chen

Ross M. Slusser

Scott K. Fukumoto

Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. high-yield market performed strongly for the one-year period ended October 31, 2019, returning 8.32% as measured by the ICE BofAML U.S. High Yield (H0A0) Index. The market was under pressure in November and December 2018 when the U.S. Federal Reserve (Fed) raised the Fed Funds Rate by 0.25% at the December Federal Open Market Committee (FOMC) meeting, sending the market tumbling down. Most asset classes turned negative by year-end giving up most of the year-to-date gains. Investor sentiment was grim amid significant volatility, heavy withdrawals from the asset class, slowing global growth indicators and the unresolved trade dispute between the U.S. and China. West Texas Intermediate (WTI) oil prices declined from $65.31/ barrel at the end of October 2018 to $45.41/ barrel by year-end, a 30% decline. The S&P 500 Index also suffered losses generating -7% return over the last two months of 2018. After a disappointing end to 2018, the U.S. high-yield asset class rallied strongly in 2019 generating double-digit returns through October 2019. Despite the ongoing trade related concerns between the U.S. and its trading partners, oil price volatility and slower global growth data, the U.S. high-yield market was supported by a shift in the Fed policy to a dovish tone, stronger than expected earnings and decent U.S. macro data.
Thus far in 2019, the Fed has cut short-term interest rates three times, representing the first rate cuts since 2008. Since a year ago, U.S. Treasury yields moved lower: the 5-year yield and the 10- year yield decreased by 145 basis points each to end at 1.52% and 1.69%, respectively. U.S. high-yield spreads and yields were lower: yield to worst decreased by 100 basis points to end at 5.89% and spread to worst decreased by 42 basis points to end at 430 basis points by the end of October 2019. The price of WTI oil decreased 17% since a year ago, ending at $54.18/ barrel by the end of October 2019. Flows into high-yield mutual funds and exchange traded funds reversed trend from last year, and reported inflows of $16.5 billion as of October 2019 (source: Lipper). Year-to-date gross new high-yield issuance now stands at $230.1 billion, which is up 27% over the same period last year according to JP Morgan. The trailing 12-month default rate according to Moody’s was 3.2% at the end of October.
PERFORMANCE
Harbor High-Yield Opportunities Fund returned 8.46% (Retirement Class), 8.27% (Institutional Class), 8.00% (Administrative Class), and 7.88% (Investor Class) while the ICE BofAML U.S. High Yield (H0A0) Index returned 8.32% for the year ended October 31, 2019. The Fund’s performance is attributable to the Fund’s underweight positioning in the Energy sector, as Energy was the worst performing sector during the review period and the only sector with a negative return. Energy also led high-yield defaults in 2019; the Fund avoided exposure to several issuers that defaulted such as Halcon Resources, Sable Permian and Alta Mesa. The Fund also benefitted from strong security selection in the Services, Telecommunications, Capital Goods and Leisure sectors. Lastly, the Fund benefitted from an overweight positioning in the Financial Services sector, one of the top performing sectors for the review period. Conversely, the Fund maintained an average cash position of approximately 2.5%, which detracted from relative performance given the strong market rally year to date. Weak security selection within the Healthcare and Technology & Electronics sectors also detracted from relative performance.

Harbor High-Yield Opportunities Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2017 through 10/31/2019
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	5 Years	Annualized
			Life of Fund
Harbor High-Yield Opportunities Fund
Retirement Class[1]	8.46%	N/A	3.87%
Institutional Class[1]	8.27	N/A	3.75
Administrative Class[1]	8.00	N/A	3.50
Investor Class[1]	7.88	N/A	3.38
Comparative Index
ICE BofAML U.S. High Yield (H0A0)[1]	8.32%	N/A	4.53%
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratios were 0.65% (Net) and 0.93% (Gross) (Retirement Class); 0.73% (Net) and 1.01% (Gross) (Institutional Class); 0.98% (Net) and 1.26% (Gross) (Administrative Class); and 1.10% (Net) and 1.38% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
From a credit quality perspective, the Fund benefitted from strong security selection in the BB and B-rated credit tiers and the small out-of-benchmark allocation to BBB-rated credits was also accretive to relative performance. Lastly, the Fund benefitted from an underweight positioning in the CCC-rated credit tier as higher quality credits strongly outperformed all other ratings categories for the review period.
OUTLOOK & STRATEGY
We maintain a constructive outlook on below investment grade corporate credit. Rate concerns have subsided with a dovish pivot in the monetary policy from the Fed, a positive development for credit assets, in our view. The market is now expecting one additional rate cut by the Fed by the end of 2019. Fundamentals in the U.S. high yield space remain stable with minor signs of weakness. Specifically in the second quarter, leverage ratios decreased to 4.07x, following a small uptick in the first quarter of 2019. Leverage ratios still remain below historical averages and have been improving in eleven out of the last twelve quarters. Revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) growth was positive year- over- year but indicating signs of deceleration. Continued strength in technical factors is supportive of U.S high yield as fund flows have reversed trend since last year and now stand at $16.5 billion year to date. Major rating agencies project defaults to come in below 3.0% in 2019, well below the historical average of 4.6%.
We do not foresee any major fundamental concerns for the asset class. Risks to our view include unexpected FOMC rate actions, potential peak in corporate earnings growth, oil price volatility, and rising risks of a global trade war. At present, a continuation of the status quo for the U.S. economy seems likely. With estimated gross domestic product (GDP) growth of 2.0-3.0% per annum, we believe there is neither concern for recession nor overheating in the near term.

1	The “Life of Fund” return as shown reflects the period 11/01/2017 through 10/31/2019.
This report contains the current opinions of Crescent Capital Group LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Opportunities Fund
Portfolio of Investments—October 31, 2019

SECTOR ALLOCATION (% of investments) – Unaudited
Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—0.1%
(Cost $112)
Principal Amount		Value
AIRLINES—0.1%
	US Airways 2012-2 Class B Pass-Through Trust
	Series 2012-2 Cl. B
$105	6.750%—06/03/2021	$ 111

COMMON STOCKS—0.0%
(Cost $5)
Shares
OIL, GAS & CONSUMABLE FUELS—0.0%
305	Jones Energy II Inc.	4 [x]

CORPORATE BONDS & NOTES—96.2%
Principal Amount
AEROSPACE & DEFENSE—2.8%
	Arconic Inc.
$350	5.125%—10/01/2024	376
	BBA US Holdings Inc.
425	5.375%—05/01/2026[1]	445
	Bombardier Inc.
600	7.500%—12/01/2024-03/15/2025[1]	579
	TransDigm Inc.
400	5.500%—11/15/2027	400
100	6.250%—03/15/2026[1]	107
		507
	TransDigm UK Holdings plc
200	6.875%—05/15/2026	214
		2,121
AIR FREIGHT & LOGISTICS—0.3%
	XPO Logistics Inc.
100	6.125%—09/01/2023[1]	103
150	6.750%—08/15/2024[1]	163
		266
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTO COMPONENTS—1.3%
	KGA Escrow LLC
$550	7.500%—08/15/2023[1]	$ 588
	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.
275	6.250%—05/15/2026[1]	291
100	8.500%—05/15/2027[1]	101
		392
		980
AUTOMOBILES—0.5%
	Fiat Chrysler Automobiles NV
175	5.250%—04/15/2023	188
	McLaren Finance plc
200	5.750%—08/01/2022[1]	192
		380
BANKS—1.2%
	Intesa Sanpaolo SpA MTN[2]
200	5.017%—06/26/2024[1]	209
	Oxford Finance LLC
500	6.375%—12/15/2022[1]	516
	Royal Bank of Scotland Group plc
200	6.000%—12/19/2023	222
		947
BEVERAGES—0.7%
	Cott Holdings Inc.
500	5.500%—04/01/2025[1]	523
BUILDING PRODUCTS—1.6%
	Beazer Homes USA Inc.
250	7.250%—10/15/2029[1]	264
	Builders FirstSource Inc.
400	6.750%—06/01/2027[1]	436
	Norbord Inc.
300	5.750%—07/15/2027[1]	311
	Standard Industries Inc.
250	5.375%—11/15/2024[1]	258
		1,269
CAPITAL MARKETS—1.1%
	LPL Holdings Inc.
400	5.750%—09/15/2025[1]	416

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
	Refinitiv US Holdings Inc.
$200	6.250%—05/15/2026[1]	$ 218
200	8.250%—11/15/2026[1]	225
		443
		859
CHEMICALS—0.7%
	CF Industries Inc.
250	5.150%—03/15/2034	266
	NOVA Chemicals Corp.
125	4.875%—06/01/2024[1]	128
	Olin Corp.
150	5.125%—09/15/2027	155
		549
COMMERCIAL SERVICES & SUPPLIES—1.9%
	ADT Security Corp.
100	4.875%—07/15/2032[1]	87
	Allied Universal Holdco LLC / Allied Universal Finance Corp.
200	9.750%—07/15/2027[1]	210
	GW B-CR Security Corp.
375	9.500%—11/01/2027	386
	Prime Security Services Borrower LLC / Prime Finance Inc.
200	5.750%—04/15/2026[1]	205
89	9.250%—05/15/2023[1]	94
		299
	Williams Scotsman International Inc.
200	6.875%—08/15/2023[1]	211
250	7.875%—12/15/2022[1]	261
		472
		1,454
COMMUNICATIONS EQUIPMENT—0.5%
	Plantronics Inc.
400	5.500%—05/31/2023[1]	408
CONSTRUCTION MATERIALS—0.5%
	Cemex SAB de CV
325	7.750%—04/16/2026[1]	351
CONSUMER FINANCE—4.7%
	Ally Financial Inc.
300	5.125%—09/30/2024	330
150	5.750%—11/20/2025	168
		498
	Credit Acceptance Corp.
550	6.625%—03/15/2026[1]	586
	Goeasy Ltd.
550	7.875%—11/01/2022[1]	573
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
550	6.250%—05/15/2026	584
	Navient Corp. MTN[2]
600	6.125%—03/25/2024	630
	Springleaf Finance Corp.
150	6.875%—03/15/2025	170
500	7.125%—03/15/2026	572
		742
		3,613
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—3.4%
	ARD Securities Finance SARL
$372	8.750%—01/31/2023[1]	$ 390
	Ardagh Packaging Finance plc
175	5.250%—08/15/2027[1]	180
	Ball Corp.
100	4.875%—03/15/2026	109
100	5.250%—07/01/2025	111
		220
	Berry Global Inc.
100	4.875%—07/15/2026[1]	105
150	5.625%—07/15/2027[1]	160
		265
	Cascades Inc.
250	5.750%—07/15/2023[1]	258
	Flex Acquisition Co. Inc.
100	6.875%—01/15/2025[1]	94
	Mauser Packaging Solutions Holding Co.
250	5.500%—04/15/2024[1]	258
175	7.250%—04/15/2025[1]	168
		426
	Pactiv LLC
550	7.950%—12/15/2025	597
	Trivium Packaging Finance BV
75	5.500%—08/15/2026[1]	79
125	8.500%—08/15/2027[1]	133
		212
		2,642
DIVERSIFIED CONSUMER SERVICES—0.3%
	Laureate Education Inc.
200	8.250%—05/01/2025[1]	218
DIVERSIFIED FINANCIAL SERVICES—3.3%
	Clearway Energy Operating LLC
200	5.375%—08/15/2024	203
	CommScope Inc.
300	6.000%—03/01/2026[1]	310
	CRC Escrow Issuer LLC
250	5.250%—10/15/2025[1]	256
	Crownrock Finance Inc.
275	5.625%—10/15/2025[1]	270
	Jefferies Finance LLC / JFIN Co. Issuer Corp.
425	6.250%—06/03/2026[1]	438
	New Red Finance Inc.
400	5.000%—10/15/2025[1]	413
	Polaris Intermediate Corp.
175	8.500%—12/01/2022[1]	148
	UPCB Finance IV Ltd.
500	5.375%—01/15/2025[1]	518
		2,556
DIVERSIFIED TELECOMMUNICATION SERVICES—6.3%
	Altice Financing SA
250	7.500%—05/15/2026[1]	266
	Altice France SA
525	7.375%—05/01/2026[1]	564
	Altice Luxembourg SA
350	7.625%—02/15/2025[1]	362
200	10.500%—05/15/2027[1]	227
		589

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	CenturyLink Inc.
$325	7.500%—04/01/2024	$ 370
	Connect Finco Sarl / Connect US Finco LLC
300	6.750%—10/01/2026[1]	311
	Frontier Communications Corp.
125	8.000%—04/01/2027[1]	131
125	8.500%—04/01/2026[1]	126
		257
	Hughes Satellite Systems Corp.
275	5.250%—08/01/2026	296
275	6.625%—08/01/2026	298
		594
	Qwest Corp.
475	6.875%—09/15/2033	478
	Telecom Italia SpA
375	5.303%—05/30/2024[1]	403
	Videotron Ltd.
200	5.125%—04/15/2027[1]	213
	Virgin Media Secured Finance plc
500	5.500%—08/15/2026[1]	527
	Zayo Group LLC
275	5.750%—01/15/2027[1]	280
		4,852
ELECTRIC UTILITIES—1.7%
	Talen Energy Supply LLC
475	7.250%—05/15/2027[1]	476
	Vistra Operations Co. LLC
750	5.625%—02/15/2027[1]	798
		1,274
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	Ingram Micro Inc.
400	5.450%—12/15/2024	414
ENERGY EQUIPMENT & SERVICES—1.0%
	Archrock Partners LP / Archrock Partners Finance Corp.
250	6.875%—04/01/2027[1]	259
	Diamond Offshore Drilling Inc.
250	4.875%—11/01/2043	128
	Oceaneering International Inc.
175	4.650%—11/15/2024	164
	USA Compression Partners LP / USA Compression Finance Corp.
150	6.875%—04/01/2026	152
100	6.875%—09/01/2027[1]	101
		253
		804
ENTERTAINMENT—0.9%
	AMC Entertainment Holdings Inc.
150	5.750%—06/15/2025	143
	Netflix Inc.
75	4.875%—06/15/2030	76
400	5.875%—11/15/2028	442
		518
		661
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.4%
	Iron Mountain Inc.
450	5.250%—03/15/2028[1]	475
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Ladder Capital Finance Corp.
$175	5.250%—10/01/2025[1]	$ 178
	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer Inc.
300	5.750%—02/01/2027[1]	340
	MPT Operating Partnership LP
100	5.250%—08/01/2026	105
		1,098
FOOD & STAPLES RETAILING—0.3%
	Albertsons Companies LLC
125	5.750%—03/15/2025	130
75	5.875%—02/15/2028[1]	81
		211
FOOD PRODUCTS—1.1%
	JBS USA Lux SA / JBS USA Food Co. / JBS USA Finance Inc.
150	6.500%—04/15/2029[1]	167
	Pilgrim's Pride Corp.
200	5.875%—09/30/2027[1]	215
	Post Holdings Inc.
300	5.500%—12/15/2029[1]	317
150	5.750%—03/01/2027[1]	161
		478
		860
GAS UTILITIES—0.3%
	DCP Midstream Operating LP
250	5.125%—05/15/2029	255
HEALTH CARE PROVIDERS & SERVICES—5.9%
	Centene Corp.
600	4.750%—01/15/2025	622
	Community Health Systems Inc.
225	5.125%—08/01/2021	225
100	6.250%—03/31/2023	98
125	6.875%—02/01/2022	97
175	8.000%—11/15/2019	173
75	8.625%—01/15/2024[1]	77
		670
	DaVita Inc.
250	5.125%—07/15/2024	256
	Encompass Health Corp.
100	4.500%—02/01/2028	102
	HCA Inc.
850	4.125%—06/15/2029	903
	MEDNAX Inc.
175	6.250%—01/15/2027[1]	174
	RegionalCare Hospital Partners Holdings Inc.
250	8.250%—05/01/2023[1]	267
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
125	9.750%—12/01/2026[1]	137
	Tenet Healthcare Corp.
75	5.125%—11/01/2027[1]	78
400	6.250%—02/01/2027[1]	423
325	6.750%—06/15/2023	346
275	7.000%—08/01/2025	285
		1,132

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Wellcare Health Plans Inc.
$250	5.375%—08/15/2026[1]	$ 267
		4,530
HOTELS, RESTAURANTS & LEISURE—5.8%
	Aramark Services Inc.
350	5.000%—02/01/2028[1]	367
	Churchill Downs Inc.
425	5.500%—04/01/2027[1]	452
	Everi Payments Inc.
400	7.500%—12/15/2025[1]	423
	Golden Nugget Inc.
150	8.750%—10/01/2025[1]	158
	Hilton Domestic Operating Co. Inc.
150	4.875%—01/15/2030[1]	160
150	5.125%—05/01/2026	158
		318
	International Game Technology plc
250	6.500%—02/15/2025[1]	279
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
100	5.250%—06/01/2026[1]	106
	Marriott Ownership Resorts Inc.
175	4.750%—01/15/2028[1]	179
	Melco Resorts Finance Ltd.
200	4.875%—06/06/2025[1]	205
	MGM Resorts International
200	5.500%—04/15/2027	220
275	5.750%—06/15/2025	307
		527
	Scientific Games International Inc.
225	8.250%—03/15/2026[1]	238
245	10.000%—12/01/2022	253
		491
	Viking Cruises Ltd.
275	5.875%—09/15/2027[1]	293
75	6.250%—05/15/2025[1]	79
		372
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
125	5.250%—05/15/2027[1]	130
275	5.500%—03/01/2025[1]	293
		423
	Yum! Brands Inc.
175	4.750%—01/15/2030[1]	184
		4,484
HOUSEHOLD DURABLES—2.0%
	Lennar Corp.
400	4.750%—11/29/2027	434
	M/I Homes Inc.
150	5.625%—08/01/2025	157
	PulteGroup Inc.
250	5.500%—03/01/2026	281
	Tempur Sealy International Inc.
500	5.500%—06/15/2026	525
	Toll Brothers Finance Corp.
125	3.800%—11/01/2029	123
		1,520
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD PRODUCTS—0.9%
	Clearwater Paper Corp.
$150	5.375%—02/01/2025	$ 148
	Energizer Holdings Inc.
200	7.750%—01/15/2027[1]	222
	Kronos Acquisition Holdings Inc.
400	9.000%—08/15/2023[1]	350
		720
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.4%
	AES Corp.
200	5.125%—09/01/2027	215
	Calpine Corp.
350	5.250%—06/01/2026[1]	365
100	5.750%—01/15/2025	103
		468
	NRG Energy Inc.
350	6.625%—01/15/2027	381
		1,064
INSURANCE—0.5%
	Acrisure LLC / Acrisure Finance Inc.
200	8.125%—02/15/2024[1]	213
	Hub International Ltd.
150	7.000%—05/01/2026[1]	155
		368
INTERACTIVE MEDIA & SERVICES—0.8%
	Match Group Inc.
550	5.625%—02/15/2029[1]	591
INTERNET SERVICES & INFRASTRUCTURE—1.1%
	EIG Investors Corp.
300	10.875%—02/01/2024	305
	J2 Cloud Services LLC
475	6.000%—07/15/2025[1]	506
		811
IT SERVICES—0.7%
	Cardtronics Inc.
350	5.500%—05/01/2025[1]	363
	CommScope Technologies Finance LLC
200	6.000%—06/15/2025[1]	180
		543
LEISURE PRODUCTS—0.4%
	Mattel Inc.
300	6.750%—12/31/2025[1]	315
LIFE SCIENCES TOOLS & SERVICES—0.5%
	Avantor Inc.
350	9.000%—10/01/2025[1]	392
MACHINERY—0.2%
	Allison Transmission Inc.
175	5.875%—06/01/2029[1]	189
MEDIA—11.7%
	AMC Networks Inc.
500	5.000%—04/01/2024	511
	Block Communications Inc.
750	6.875%—02/15/2025[1]	786
	CCO Holdings LLC
100	5.000%—02/01/2028[1]	105

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
$250	5.375%—05/01/2025-06/01/2029[1]	$ 263
775	5.500%—05/01/2026[1]	818
		1,186
	Charter Communications Operating LLC
200	3.750%—02/15/2028	207
75	5.050%—03/30/2029	85
		292
	CSC Holdings LLC
375	5.375%—02/01/2028[1]	398
675	5.500%—04/15/2027[1]	717
100	5.750%—01/15/2030[1]	105
		1,220
	Diamond Sports Group LLC / Diamond Sports Finance Co.
100	5.375%—08/15/2026[1]	105
225	6.625%—08/15/2027[1]	232
		337
	DISH DBS Corp.
550	5.875%—11/15/2024	553
	iHeartCommunications Inc.
125	8.375%—05/01/2027	135
	Intelsat Jackson Holdings SA
500	8.500%—10/15/2024[1]	505
125	9.750%—07/15/2025[1]	130
		635
	Lamar Media Corp.
400	5.750%—02/01/2026	425
	National CineMedia LLC
200	5.875%—04/15/2028	211
	Nexstar Broadcasting Inc.
350	5.625%—08/01/2024[1]	366
	Salem Media Group Inc.
525	6.750%—06/01/2024[1]	454
	Sinclair Television Group Inc.
400	5.625%—08/01/2024[1]	413
	Sirius XM Radio Inc.
900	5.000%—08/01/2027[1]	949
	TEGNA Inc.
250	5.000%—09/15/2029[1]	254
	Univision Communications Inc.
100	5.125%—02/15/2025[1]	98
	Ziggo Secured Finance BV
150	5.500%—01/15/2027[1]	158
		8,983
METALS & MINING—1.2%
	Alcoa Nederland Holding BV
200	6.750%—09/30/2024[1]	212
100	7.000%—09/30/2026[1]	109
		321
	Freeport-McMoRan Inc.
425	4.550%—11/14/2024	443
175	5.000%—09/01/2027	179
		622
		943
OIL, GAS & CONSUMABLE FUELS—9.4%
	Aker BP ASA
50	4.750%—06/15/2024[1]	52
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Antero Resources Corp.
$125	5.125%—12/01/2022	$ 94
	Ascent Resources Utica Holdings LLC / ARU Finance Corp.
125	7.000%—11/01/2026[1]	96
225	10.000%—04/01/2022[1]	214
		310
	Berry Petroleum Co. LLC
150	7.000%—02/15/2026[1]	140
	Blue Racer Midstream LLC
125	6.125%—11/15/2022[1]	123
	California Resources Corp.
250	8.000%—12/15/2022[1]	74
	Cheniere Corpus Christi Holdings LLC
400	5.125%—06/30/2027	432
	Cheniere Energy Partners LP
250	5.250%—10/01/2025	260
150	5.625%—10/01/2026	159
		419
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
250	5.625%—05/01/2027[1]	253
	DCP Midstream Operating LP
100	5.375%—07/15/2025	105
	Energy Transfer Operating LP
275	5.250%—04/15/2029	309
	EnLink Midstream Partners LP
200	4.150%—06/01/2025	181
	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp.
175	5.625%—02/15/2026[1]	184
	Hilcorp Finance Co.
300	5.000%—12/01/2024[1]	268
	MEG Energy Corp.
150	7.000%—03/31/2024[1]	142
	Murphy Oil Corp.
500	6.875%—08/15/2024	530
	Murphy Oil USA Inc.
350	5.625%—05/01/2027	377
	Nabors Industries Inc.
150	5.500%—01/15/2023	128
	NGL Energy Partners LP / NGL Energy Finance Corp.
125	7.500%—04/15/2026[1]	120
	Parsley Energy LLC / Parsley Finance Corp.
250	5.625%—10/15/2027[1]	259
	PBF Logistics LP / PBF Logistics Finance Corp.
75	6.875%—05/15/2023	77
	QEP Resources Inc.
125	5.625%—03/01/2026	113
	Range Resources Corp.
125	5.000%—08/15/2022	119
	Rose Rock Midstream LP
400	5.625%—07/15/2022-11/15/2023	409
	Sunoco LP / Sunoco Finance Corp.
600	6.000%—04/15/2027	632
	Tallgrass Energy Finance Corp.
125	5.500%—09/15/2024[1]	122
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
225	5.375%—02/01/2027	232
250	6.500%—07/15/2027[1]	268
		500

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Transocean Inc.
$448	7.500%—01/15/2026[1]	$ 401
	Valaris plc
175	5.750%—10/01/2044	72
	W&T Offshore Inc.
150	9.750%—11/01/2023[1]	141
	Whiting Petroleum Corp.
175	6.625%—01/15/2026	109
		7,195
PERSONAL PRODUCTS—0.6%
	HLF Financing SaRL LLC / Herbalife International Inc.
450	7.250%—08/15/2026[1]	471
PHARMACEUTICALS—3.2%
	Bausch Health Cos. Inc.
600	5.750%—08/15/2027[1]	653
75	7.000%—01/15/2028[1]	81
175	7.250%—05/30/2029[1]	193
175	8.500%—01/31/2027[1]	197
325	9.250%—04/01/2026[1]	369
		1,493
	Catalent Pharma Solutions Inc.
125	5.000%—07/15/2027[1]	131
	Elanco Animal Health Inc.
175	4.900%—08/28/2028	190
	Endo Finance LLC
325	5.875%—10/15/2024[1]	298
	Prestige Brands Inc.
300	6.375%—03/01/2024[1]	315
		2,427
PROFESSIONAL SERVICES—0.5%
	Nielsen Finance LLC.
375	5.000%—04/15/2022[1]	379
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
	Newmark Group Inc.
200	6.125%—11/15/2023	218
ROAD & RAIL—0.5%
	Hertz Corp.
275	5.500%—10/15/2024[1]	274
100	7.625%—06/01/2022[1]	104
		378
SOFTWARE—1.3%
	Open Text Corp.
300	5.875%—06/01/2026[1]	320
	Solera LLC
500	10.500%—03/01/2024[1]	526
	SS&C Technologies Inc.
175	5.500%—09/30/2027[1]	187
		1,033
SPECIALTY RETAIL—1.0%
	Penske Automotive Group Inc.
150	5.500%—05/15/2026	157
	PetSmart Inc.
175	5.875%—06/01/2025[1]	173
100	7.125%—03/15/2023[1]	93
		266
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—Continued
	Staples Inc.
$300	7.500%—04/15/2026[1]	$ 314
		737
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
	Dell Inc.
400	6.500%—04/15/2038	423
	Dell International LLC / EMC Corp.
325	6.020%—06/15/2026[1]	371
250	7.125%—06/15/2024[1]	266
		637
	Xerox Corp.
275	4.125%—03/15/2023	282
		1,342
TEXTILES, APPAREL & LUXURY GOODS—0.2%
	Hanesbrands Inc.
125	4.625%—05/15/2024[1]	132
TOBACCO—0.5%
	Vector Group Ltd.
375	6.125%—02/01/2025[1]	362
TRADING COMPANIES & DISTRIBUTORS—2.1%
	Fortress Transportation & Infrastructure Investors LLC
350	6.500%—10/01/2025[1]	354
	H&E Equipment Services Inc.
175	5.625%—09/01/2025	185
	Herc Holdings Inc.
300	5.500%—07/15/2027[1]	312
	United Rentals North America Inc.
225	5.250%—01/15/2030	237
500	5.500%—05/15/2027	529
		766
		1,617
WIRELESS TELECOMMUNICATION SERVICES—3.5%
	C&W Senior Financing Designated Activity Company
200	6.875%—09/15/2027[1]	211
200	7.500%—10/15/2026[1]	215
		426
	Level 3 Financing Inc.
125	5.250%—03/15/2026	131
	Sprint Capital Corp.
100	6.875%—11/15/2028	109
50	8.750%—03/15/2032	61
		170
	Sprint Corp.
725	7.125%—06/15/2024	788
400	7.875%—09/15/2023	443
		1,231

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
	T-Mobile USA Inc.
$700	4.750%—02/01/2028	$ 740
		2,698
TOTAL CORPORATE BONDS & NOTES
(Cost $72,205)		74,007
TOTAL INVESTMENTS—96.3%
(Cost $72,322)		74,122
CASH AND OTHER ASSETS, LESS LIABILITIES—3.7%		2,817
TOTAL NET ASSETS—100.0%		$76,939
WARRANTS/RIGHTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Jones Energy II Inc.	1,345	$ 31.67	05/17/2024	$ —	$— [x]

FAIR VALUE MEASUREMENTS
At October 31, 2019, the investments in Jones Energy II Inc. (as disclosed in the preceeding Portfolio of Investments and Warrants/Rights schedule) were classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2019.
Valuation Description	Beginning Balance as of 11/01/2018 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2019[w] (000s)
Common Stocks	$—	$ 5	$—	$—	$—	$ (1)	$—	$—	$ 4
Warrants/Rights	—	—	—	—	—	—	—	—	—
	$—	$ 5	$—	$—	$—	$ (1)	$—	$—	$ 4
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2019 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Jones Energy II Inc.	$ 4	Market Approach	Broker Quotes	$ 13.75
Financial Derivative Instruments
Warrants/Rights
Jones Energy II Inc.	$—	Market Approach	Estimated Recovery Value	$ 0.00

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $46,578 or 61% of net assets.
2	MTN after the name of a security stands for Medium Term Note.
w	Amounts in this category are included in the “Realized and Net Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2019 (000s)
	Common Stocks	$(1)
	Warrants/Rights	–
$(1)
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
Global growth slowed across advanced economies in the twelve months ended October 31, 2019. The U.S. economy decelerated but continued to expand at an above trend pace. In Europe, the slowdown was more pronounced leaving Germany flirting with recession as the year closes. Japan experienced a more stable growth trajectory with declining deflationary pressures. The shift in growth trends was a troubling sign for major central banks as they looked to unwind post crisis-era stimulus measures. The U.S. Federal Reserve (Fed), which began the year on a tightening trend, succumbed to global headwinds and reversed course mid-year with three easing steps. Volatility increased as markets adjusted to the abrupt shift in monetary policy. Currently, markets are pricing an additional cut in policy rates in 2020 followed by an extended pause. Fed Chair Jerome Powell continued to assert that the U.S. economy is stable and that current policy rates are acceptable while confirming that the Fed is ready to act as needed to support the expansion. The shift in Fed policy pushed short-term U.S. Treasury Note yields lower as markets discounted the path of Fed policy. Intermediate yields also declined significantly flattening the slope of the yield curve. Money market yields remained anchored to monetary policy rates, closely tracking the decline in the Federal Funds effective rate.
PerformancE
For the year ended October 31, 2019, Harbor Money Market Fund returned 2.02% (Institutional Class) and 1.76% (Administrative Class). The fund lagged the Fund’s longer duration benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index which returned 2.40% for the year. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 42 days with some variability throughout the 12-month period.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 10/31/2019
	1 Year	Annualized
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	2.02%	0.91%	0.51%
Administrative Class	1.76	0.85	0.47
Comparative Index
ICE BofAML U.S. 3-Month Treasury Bill	2.40%	1.02%	0.56%

Current 7-day subsidized[a] SEC yield for period ended 10/31/2019:	Institutional Class: 1.54%	Administrative Class: 1.29%
Current 7-day unsubsidized[b] SEC yield for period ended 10/31/2019:	Institutional Class: 1.42%	Administrative Class: 1.17%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we expect monetary policy to remain accommodative in 2020 as interest rates remain low. We believe that global monetary stimulus will be bolstered by an increase in fiscal policy as central bank policy measures reach their limits. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.1% and that wage pressures will slowly emerge throughout the year with unemployment at historical lows. We are hopeful that business investment will resume providing additional support for domestic growth.
The Fed’s policy stance will depend on the evolution of global financial conditions. In our opinion, the Fed will likely continue to support economic growth with the target Federal Funds rate serving as the primary metric. We do not expect any changes in the tools used to manage short-term interest rates, i.e. interest paid on banking reserves and the overnight fixed- rate reserve purchase agreement program, or the reverse repurchase facility, however, the Fed may need to further increase the size of the balance sheet to support short term funding needs. We believe that the portfolio returns will decline from the prior year as money market yields incorporate expectations for the path of monetary policy.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Portfolio of Investments—October 31, 2019

Investment Allocation (% of investments) — Unaudited
Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—38.3%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$6,000	1.650%—01/22/2020	$ 5,977
5,000	1.690%—12/16/2019	4,989
8,500	1.700%—11/15/2019-01/03/2020	8,480
2,450	1.710%—12/13/2019	2,445
5,350	1.877%—11/27/2019	5,343
8,600	1.895%—12/11/2019	8,582
6,350	2.025%—11/01/2019	6,350
		42,166
	Federal National Mortgage Association Discount Notes
4,200	1.750%—11/18/2019	4,197
TOTAL GOVERNMENT AGENCY DEBT
(Cost $46,363)		46,363

TREASURY DEBT—61.8%†
Principal Amount		Value
	U.S. Treasury Bills
$2,400	1.594%—01/16/2020	$ 2,392
11,250	1.596%—12/19/2019	11,226
7,000	1.621%—01/02/2020	6,980
10,000	1.639%—12/05/2019	9,985
10,000	1.769%—11/29/2019	9,986
10,000	1.855%—12/12/2019	9,979
10,000	1.917%—11/14/2019	9,993
9,450	1.923%—11/21/2019	9,440
4,900	1.953%—11/07/2019	4,898
TOTAL TREASURY DEBT
(Cost $74,879)		74,879
TOTAL INVESTMENTS—100.1%
(Cost $121,242)		121,242
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(75)
TOTAL NET ASSETS—100.0%		$121,167

FAIR VALUE MEASUREMENTS
All investments at October 31, 2019 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2019 or 2018.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—October 31, 2019

(All amounts in thousands, except per share amounts)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$3,097,614	$128,868	$79,891	$469,018	$72,322	$121,242
Investments, at value	$3,159,905	$133,625	$84,078	$472,809	$74,122	$121,242
Due from brokers	1,090	—	—	—	—	—
Cash	18,705	6,671	2,254	13,928	1,290	130
Foreign currency, at value (cost: $6,767,$0,$0,$0,$0 and $0)	6,660	—	—	—	—	—
Receivables for:
Investments sold	1,160,624	263	43	6,767	1,142	—
Foreign currency spot contracts	16,038	—	—	—	—	—
Capital shares sold	763	174	36	117	21	50
Interest	14,176	418	517	7,046	1,149	—
Unrealized appreciation on open forward currency contracts	6,000	—	—	—	—	—
Unrealized appreciation on OTC swap agreements	427	—	—	—	—	—
Variation margin on options and futures contracts	6,588	—	—	—	—	—
Variation margin on centrally cleared swap agreements	9,418	—	—	—	—	—
Purchased options not settled through variation margin, at value (cost: $136,$0,$0,$0,$0 and $0)	5	—	—	—	—	—
Options sold	57	—	—	—	—	—
Withholding tax	—	—	—	—	2	—
Prepaid registration fees	17	1	—	25	33	13
Other assets	576	23	2	162	9	26
Total Assets	4,401,049	141,175	86,930	500,854	77,768	121,461
LIABILITIES
Payables for:
Due to brokers	2,098	—	—	—	—	—
Investments purchased	1,724,452	99	2,130	8,584	771	—
Foreign currency spot contracts	16,038	—	—	—	—	—
Capital shares reacquired	2,098	—	—	139	—	220
Dividends to shareholders	—	—	—	—	—	1
Interest on reverse repurchase agreements	392	—	—	—	—	—
Investments sold short, at value (proceeds: $42,324,$0,$0,$0,$0 and $0)	42,440	—	—	—	—	—
Written options not settled through variation margin, at value (premiums received: $1,063,$0,$0,$0,$0 and $0)	95	—	—	—	—	—
Swap premiums received on OTC swap agreements	441	—	—	—	—	—
Reverse repurchase agreements	391,479	—	—	—	—	—
Sale-buyback financing transactions	212,296	—	—	—	—	—
Variation margin on options and futures contracts	3,346	—	—	—	—	—
Unrealized depreciation on open forward currency contracts	13,354	—	—	—	—	—
Accrued expenses:
Management fees	768	70	24	211	39	22
12b-1 fees	4	1	—	4	—	—
Transfer agent fees	164	9	6	38	6	12
Trustees' fees and expenses	536	25	3	169	4	17
Other	148	19	11	34	9	22
Total Liabilities	2,410,149	223	2,174	9,179	829	294
NET ASSETS	$1,990,900	$140,952	$84,756	$491,675	$76,939	$121,167
Net Assets Consist of:
Paid-in capital	$1,989,155	$132,358	$79,663	$568,677	$78,317	$121,133
Total distributable earnings/(loss)	1,745	8,594	5,093	(77,002)	(1,378)	34
	$1,990,900	$140,952	$84,756	$491,675	$76,939	$121,167

The accompanying notes are an integral part of the Financial Statements.

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$ 12,802	$ 24,697	$ 5,298	$ 73,676	$ 259	N/A
Shares of beneficial interest[1]	1,076	2,283	498	7,456	26	N/A
Net asset value per share[2]	$ 11.90	$ 10.82	$ 10.64	$ 9.88	$ 9.78	N/A
Institutional Class
Net assets	$1,958,600	$114,130	$79,458	$398,320	$76,566	$118,032
Shares of beneficial interest[1]	164,467	10,543	7,469	40,320	7,833	118,032
Net asset value per share[2]	$ 11.91	$ 10.83	$ 10.64	$ 9.88	$ 9.77	$ 1.00
Administrative Class
Net assets	$ 19,498	$ 59	N/A	$ 686	$ 54	$ 3,135
Shares of beneficial interest[1]	1,636	5	N/A	69	5	3,135
Net asset value per share[2]	$ 11.92	$ 10.80	N/A	$ 9.92	$ 9.77	$ 1.00
Investor Class
Net assets	N/A	$ 2,066	N/A	$ 18,993	$ 60	N/A
Shares of beneficial interest[1]	N/A	191	N/A	1,917	6	N/A
Net asset value per share[2]	N/A	$ 10.80	N/A	$ 9.91	$ 9.77	N/A

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Year Ended October 31, 2019

(All amounts in thousands)
	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Money Market Fund
Investment Income
Interest	$ 82,772	$ 2,130	$2,571	$ 34,224	$ 4,487	$3,560
Consent fee income	—	2	—	19	3	—
Total Investment Income	82,772	2,132	2,571	34,243	4,490	3,560
Operating Expenses
Management fees	9,303	834	262	3,415	445	311
12b-1 fees:
Administrative Class	73	—	N/A	2	—	14
Investor Class	N/A	5	N/A	52	—	N/A
Shareholder communications	149	2	10	31	3	5
Custodian fees	269	14	12	33	14	23
Transfer agent fees:
Retirement Class	2	4	1	20	—	N/A
Institutional Class	1,836	99	70	391	71	145
Administrative Class	28	—	N/A	1	—	5
Investor Class	N/A	5	N/A	45	—	N/A
Professional fees	86	5	6	24	5	7
Trustees' fees and expenses	91	6	3	29	3	6
Registration fees	75	60	36	71	56	36
Miscellaneous	31	9	6	18	9	7
Expenses before interest expense	11,943	1,043	406	4,132	606	559
Interest expense	10,274	—	—	—	—	—
Total expenses	22,217	1,043	406	4,132	606	559
Management fees waived	(469)	(64)	—	(524)	—	(31)
Transfer agent fees waived	(53)	(3)	(2)	(14)	(2)	(4)
Other expenses reimbursed	(1,469)	—	(61)	—	(63)	(71)
Custodian fees reduction	(3)	(1)	(1)	(3)	—	(4)
Net expenses	20,223	975	342	3,591	541	449
Net Investment Income/(Loss)	62,549	1,157	2,229	30,652	3,949	3,111
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	61,083	4,662	955	(14,481)	(2,438)	—
Foreign currency transactions	6,794	—	—	—	—	—
Investments sold short	(1,289)	—	—	—	—	—
Swap agreements	(280)	—	—	—	—	—
Futures contracts	(26,470)	—	—	—	—	—
Purchased options	(265)	—	—	—	—	—
Written options	3,666	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	117,930	6,316	5,019	24,504	4,416	—
Forwards currency contracts	(15,576)	—	—	—	—	—
Investments sold short	(104)	—	—	—	—	—
Swap agreements	(6,199)	—	—	—	—	—
Futures contracts	(4,033)	—	—	—	—	—
Purchased options	(160)	—	—	—	—	—
Written options	18	—	—	—	—	—
Translations of assets and liabilities in foreign currencies	(41)	—	—	—	—	—
Net gain/(loss) on investment transactions	135,074	10,978	5,974	10,023	1,978	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$197,623	$12,135	$8,203	$ 40,675	$ 5,927	$3,111
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	June 1, 2018[a] through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 62,549	$ 61,306	$ 1,157	$ 1,044	$ 2,229	$ 646
Net realized gain/(loss) on investments	43,239	(35,461)	4,662	7,491	955	(228)
Change in net unrealized appreciation/(depreciation) of investments	91,835	(60,429)	6,316	(5,744)	5,019	(832)
Net increase/(decrease) in assets resulting from operations	197,623	(34,584)	12,135	2,791	8,203	(414)
Distributions to Shareholders
Retirement Class	(328)	(69)	(1,614)	(2,467)	(145)	(18)
Institutional Class	(59,992)	(71,173)	(5,977)	(8,137)	(2,015)	(445)
Administrative Class	(878)	(953)	(3)	(37)	N/A	N/A
Investor Class	N/A	N/A	(111)	(187)	N/A	N/A
Total distributions to shareholders	(61,198)	(72,195)	(7,705)	(10,828)	(2,160)	(463)
Net Increase/(Decrease) Derived from Capital Share Transactions	(83,237)	(145,275)	15,772	14,401	23,403	56,187
Net increase/(decrease) in net assets	53,188	(252,054)	20,202	6,364	29,446	55,310
Net Assets
Beginning of period	1,937,712	2,189,766	120,750	114,386	55,310	—
End of period	$1,990,900	$1,937,712	$140,952	$120,750	$84,756	$55,310

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund		Harbor Money Market Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

$ 30,652	$ 57,979	$ 3,949	$ 3,506	$ 3,111	$ 2,029
(14,481)	7,393	(2,438)	(1,192)	—	—
24,504	(61,944)	4,416	(2,616)	—	—
40,675	3,428	5,927	(302)	3,111	2,029

(8,772)	(11,614)	(13)	(9)	N/A	N/A
(23,233)	(47,842)	(4,010)	(2,970)	(3,012)	(1,999)
(44)	(86)	(3)	(2)	(99)	(30)
(1,147)	(1,869)	(3)	(2)	N/A	N/A
(33,196)	(61,411)	(4,029)	(2,983)	(3,111)	(2,029)
(322,558)	(608,957)	3,327	74,999	(10,745)	(39,270)
(315,079)	(666,940)	5,225	71,714	(10,745)	(39,270)

806,754	1,473,694	71,714	—	131,912	171,182
$ 491,675	$ 806,754	$76,939	$71,714	$121,167	$131,912

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	June 1, 2018[a] through October 31, 2018
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$ 6,756	$ 7,107	$ 246	$ 1,150	$ 3,158	$ 3,069
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	328	69	1,614	2,467	128	18
Cost of shares reacquired	(2,022)	(185)	(3,434)	(1,044)	(1,473)	—
Net increase/(decrease) in net assets	$ 5,062	$ 6,991	$ (1,574)	$ 2,573	$ 1,813	$ 3,087
Institutional Class
Net proceeds from sale of shares	$ 288,671	$ 305,904	$ 36,943	$ 32,066	$ 31,811	$54,477
Net proceeds from redemption fees	—	—	1	1	—	—
Reinvested distributions	56,920	67,995	5,898	7,984	2,015	445
Cost of shares reacquired	(420,202)	(528,432)	(25,631)	(27,880)	(12,236)	(1,822)
Net increase/(decrease) in net assets	$ (74,611)	$(154,533)	$ 17,211	$ 12,171	$ 21,590	$53,100
Administrative Class
Net proceeds from sale of shares	$ 6,129	$ 9,690	$ —	$ —	N/A	N/A
Net proceeds from redemption fees	—	—	—	—	N/A	N/A
Reinvested distributions	878	952	3	37	N/A	N/A
Cost of shares reacquired	(20,695)	(8,375)	—	(358)	N/A	N/A
Net increase/(decrease) in net assets	$ (13,688)	$ 2,267	$ 3	$ (321)	N/A	N/A
Investor Class
Net proceeds from sale of shares	N/A	N/A	$ 1,212	$ 768	N/A	N/A
Net proceeds from redemption fees	N/A	N/A	—	—	N/A	N/A
Reinvested distributions	N/A	N/A	111	187	N/A	N/A
Cost of shares reacquired	N/A	N/A	(1,191)	(977)	N/A	N/A
Net increase/(decrease) in net assets	N/A	N/A	$ 132	$ (22)	N/A	N/A

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund		Harbor Money Market Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

$ 15,713	$ 389,532	$ 80	$ 253	N/A	N/A
5	12	—	—	N/A	N/A
8,598	10,972	13	9	N/A	N/A
(254,561)	(128,042)	(90)	(3)	N/A	N/A
$(230,245)	$ 272,474	$ 3	$ 259	N/A	N/A

$ 80,070	$ 106,617	$ 5,062	$73,824	$ 375,658	$ 550,663
12	293	—	—	—	—
22,836	38,689	4,010	2,970	2,986	1,988
(181,784)	(1,017,400)	(5,756)	(2,162)	(390,438)	(592,462)
$ (78,866)	$ (871,801)	$ 3,316	$74,632	$ (11,794)	$ (39,811)

$ 79	$ 173	$ —	$ 50	$ 21,058	$ 2,601
—	1	—	—	—	—
42	73	3	2	99	30
(822)	(542)	—	—	(20,108)	(2,090)
$ (701)	$ (295)	$ 3	$ 52	$ 1,049	$ 541

$ 6,096	$ 7,271	$ 2	$ 54	N/A	N/A
1	9	—	—	N/A	N/A
1,133	1,847	3	2	N/A	N/A
(19,976)	(18,462)	—	—	N/A	N/A
$ (12,746)	$ (9,335)	$ 5	$ 56	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	June 1, 2018[a] through October 31, 2018
SHARES
Retirement Class
Shares sold	603	635	24	103	316	309
Shares issued due to reinvestment of distributions	29	6	166	239	12	2
Shares reacquired	(180)	(17)	(334)	(97)	(141)	—
Net increase/(decrease) in shares outstanding	452	624	(144)	245	187	311
Institutional Class
Shares sold	25,078	26,978	3,514	3,011	3,140	5,447
Shares issued due to reinvestment of distributions	4,986	6,008	606	773	196	45
Shares reacquired	(36,786)	(46,739)	(2,496)	(2,619)	(1,176)	(183)
Net increase/(decrease) in shares outstanding	(6,722)	(13,753)	1,624	1,165	2,160	5,309
Administrative Class
Shares sold	537	857	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	77	84	—	4	N/A	N/A
Shares reacquired	(1,779)	(739)	—	(34)	N/A	N/A
Net increase/(decrease) in shares outstanding	(1,165)	202	—	(30)	N/A	N/A
Investor Class
Shares sold	N/A	N/A	114	73	N/A	N/A
Shares issued due to reinvestment of distributions	N/A	N/A	12	18	N/A	N/A
Shares reacquired	N/A	N/A	(113)	(92)	N/A	N/A
Net increase/(decrease) in shares outstanding	N/A	N/A	13	(1)	N/A	N/A

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund		Harbor Money Market Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

1,616	39,085	8	25	N/A	N/A
898	1,119	2	1	N/A	N/A
(26,404)	(12,964)	(10)	—	N/A	N/A
(23,890)	27,240	—	26	N/A	N/A

8,195	10,670	524	7,401	375,658	550,663
2,362	3,920	422	306	2,986	1,988
(18,795)	(101,838)	(598)	(222)	(390,438)	(592,462)
(8,238)	(87,248)	348	7,485	(11,794)	(39,811)

8	17	—	5	21,058	2,601
4	7	—	—	99	30
(84)	(54)	—	—	(20,108)	(2,090)
(72)	(30)	—	5	1,049	541

623	725	—	6	N/A	N/A
117	186	—	—	N/A	N/A
(2,073)	(1,836)	—	—	N/A	N/A
(1,333)	(925)	—	6	N/A	N/A

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Retirement Class
Year Ended October 31	2019	2018 [g]
Net asset value beginning of period	$ 11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.38	0.16
Net realized and unrealized gains/(losses) on investments	0.80	(0.16)
Total from investment operations	1.18	— *
Less Distributions
Dividends from net investment income	(0.37)	(0.19)
Distributions from net realized capital gains	—	—
Total distributions	(0.37)	(0.19)
Net asset value end of period	11.90	11.09
Net assets end of period (000s)	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	10.84%	0.01% [c]
Ratio of total expenses to average net assets^	1.06	1.16 [d]
Ratio of net expenses to average net assets[a]	0.96	1.06 [d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43	0.43 [d]
Ratio of net investment income to average net assets[a]	3.30	3.44 [d]
Portfolio turnover	644	674

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 11.11	$ 11.69	$ 11.89	$ 11.93	$ 12.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.35	0.31	0.34	0.34	0.30
Net realized and unrealized gains/(losses) on investments	0.79	(0.53)	(0.05)	0.16	(0.16)
Total from investment operations	1.14	(0.22)	0.29	0.50	0.14
Less Distributions
Dividends from net investment income	(0.33)	(0.36)	(0.32)	(0.45)	(0.38)
Distributions from net realized capital gains	—	—	(0.17)	(0.09)	(0.11)
Total distributions	(0.33)	(0.36)	(0.49)	(0.54)	(0.49)
Net asset value end of period	11.92	11.11	11.69	11.89	11.93
Net assets end of period (000s)	$19,498	$31,111	$30,376	$37,887	$57,874
Ratios and Supplemental Data (%)
Total return[b]	10.44%	(1.88)%	2.56%	4.42%	1.13%
Ratio of total expenses to average net assets^	1.39	1.16	0.88	0.85	0.83
Ratio of net expenses to average net assets[a]	1.29	1.06	0.79	0.78	0.77
Ratio of net expenses excluding interest expense to average net assets[a]	0.76	0.76	0.76	0.76	0.77
Ratio of net investment income to average net assets[a]	3.01	2.69	2.90	2.89	2.47
Portfolio turnover	644	674	654	592	586
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2019	2018	2017	2016	2015
$ 11.10	$ 11.68	$ 11.88	$ 11.92	$ 12.28

0.37	0.33	0.36	0.37	0.34
0.80	(0.52)	(0.04)	0.16	(0.18)
1.17	(0.19)	0.32	0.53	0.16

(0.36)	(0.39)	(0.35)	(0.48)	(0.41)
—	—	(0.17)	(0.09)	(0.11)
(0.36)	(0.39)	(0.52)	(0.57)	(0.52)
11.91	11.10	11.68	11.88	11.92
$1,958,600	$1,899,680	$2,159,390	$2,438,815	$2,874,705

10.74%	(1.63)%	2.82%	4.70%	1.32%
1.14	0.90	0.63	0.60	0.58
1.04	0.80	0.54	0.53	0.52
0.51	0.51	0.51	0.51	0.52
3.23	2.93	3.15	3.16	2.80
644	674	654	592	586

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 10.47	$ 11.27	$ 10.53	$ 9.78
Income from Investment Operations
Net investment income/(loss)[a,e]	0.10	0.10	0.14	0.08
Net realized and unrealized gains/(losses) on investments	0.92	0.19	0.78	0.75
Total from investment operations	1.02	0.29	0.92	0.83
Less Distributions
Dividends from net investment income	(0.18)	(0.09)	(0.18)	(0.08)
Distributions from net realized capital gains	(0.49)	(1.00)	—	—
Total distributions	(0.67)	(1.09)	(0.18)	(0.08)
Proceeds from redemption fees	— *	— *	— *	—
Net asset value end of period	10.82	10.47	11.27	10.53
Net assets end of period (000s)	$24,697	$25,412	$24,585	$2,215
Ratios and Supplemental Data (%)
Total return[b]	10.48%	2.80%	8.81%	8.51% [c]
Ratio of total expenses to average net assets^	0.74	0.74	0.72	0.73 [d]
Ratio of net expenses to average net assets[a]	0.69	0.69	0.67	0.71 [d]
Ratio of net investment income to average net assets[a]	0.98	0.95	1.24	1.13 [d]
Portfolio turnover	74	94	102	102

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$10.44	$11.26	$10.53	$10.62	$11.19
Income from Investment Operations
Net investment income/(loss)[a,e]	0.07	0.07	0.10	0.09	0.12
Net realized and unrealized gains/(losses) on investments	0.91	0.17	0.77	0.20	(0.08)
Total from investment operations	0.98	0.24	0.87	0.29	0.04
Less Distributions
Dividends from net investment income	(0.13)	(0.06)	(0.14)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.49)	(1.00)	—	(0.19)	(0.42)
Total distributions	(0.62)	(1.06)	(0.14)	(0.38)	(0.61)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	10.80	10.44	11.26	10.53	10.62
Net assets end of period (000s)	$ 59	$ 53	$ 395	$ 392	$ 376
Ratios and Supplemental Data (%)
Total return[b]	10.11%	2.27%	8.37%	2.96%	0.47%
Ratio of total expenses to average net assets^	1.07	1.07	1.04	1.02	1.00
Ratio of net expenses to average net assets[a]	1.02	1.01	1.00	1.01	1.00
Ratio of net investment income to average net assets[a]	0.64	0.63	0.93	0.90	1.11
Portfolio turnover	74	94	102	102	81
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2019	2018	2017	2016	2015
$ 10.48	$ 11.27	$ 10.53	$ 10.63	$ 11.20

0.09	0.09	0.13	0.12	0.15
0.92	0.20	0.78	0.19	(0.08)
1.01	0.29	0.91	0.31	0.07

(0.17)	(0.08)	(0.17)	(0.22)	(0.22)
(0.49)	(1.00)	—	(0.19)	(0.42)
(0.66)	(1.08)	(0.17)	(0.41)	(0.64)
— *	— *	— *	— *	— *
10.83	10.48	11.27	10.53	10.63
$114,130	$93,424	$87,391	$421,671	$373,421

10.39%	2.82%	8.74%	3.12%	0.72%
0.82	0.82	0.79	0.77	0.75
0.77	0.76	0.76	0.76	0.75
0.89	0.88	1.18	1.15	1.37
74	94	102	102	81

Investor Class
2019	2018	2017	2016	2015
$ 10.45	$ 11.25	$ 10.52	$ 10.61	$ 11.18

0.05	0.05	0.09	0.08	0.11
0.92	0.19	0.77	0.20	(0.08)
0.97	0.24	0.86	0.28	0.03

(0.13)	(0.04)	(0.13)	(0.18)	(0.18)
(0.49)	(1.00)	—	(0.19)	(0.42)
(0.62)	(1.04)	(0.13)	(0.37)	(0.60)
— *	— *	— *	— *	— *
10.80	10.45	11.25	10.52	10.61
$ 2,066	$ 1,861	$ 2,015	$ 2,039	$ 1,861

9.99%	2.35%	8.26%	2.85%	0.35%
1.19	1.19	1.16	1.14	1.12
1.14	1.13	1.12	1.13	1.12
0.52	0.51	0.81	0.77	1.00
74	94	102	102	81

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
Year Ended October 31,	2019	2018 [g]
Net asset value beginning of period	$ 9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.31	0.12
Net realized and unrealized gains/(losses) on investments	0.79	(0.19)
Total from investment operations	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.30)	(0.09)
Distributions from net realized capital gains	—	—
Total distributions	(0.30)	(0.09)
Net asset value end of period	10.64	9.84
Net assets end of period (000s)	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	11.34%	(0.73)% [c]
Ratio of total expenses to average net assets^	0.45	0.77 [d]
Ratio of net expenses to average net assets[a]	0.37	0.37 [d]
Ratio of net investment income to average net assets[a]	2.98	2.98 [d]
Portfolio turnover	61	97 [c]
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2019	2018 [g]
$ 9.84	$ 10.00

0.30	0.12
0.79	(0.19)
1.09	(0.07)

(0.29)	(0.09)
—	—
(0.29)	(0.09)
10.64	9.84
$79,458	$52,249

11.26%	(0.75)% [c]
0.53	0.85 [d]
0.45	0.45 [d]
2.89	2.86 [d]
61	97 [c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
Year Ended October 31,	2019	2018	2017	2016 [f]
Net asset value beginning of period	$ 9.69	$ 10.22	$ 10.00	$ 9.40
Income from Investment Operations
Net investment income/(loss)[a,e]	0.54	0.54	0.55	0.36
Net realized and unrealized gains/(losses) on investments	0.22	(0.49)	0.25	0.61
Total from investment operations	0.76	0.05	0.80	0.97
Less Distributions
Dividends from net investment income	(0.57)	(0.58)	(0.58)	(0.37)
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.57)	(0.58)	(0.58)	(0.37)
Proceeds from redemption fees	— *	— *	— *	— *
Net asset value end of period	9.88	9.69	10.22	10.00
Net assets end of period (000s)	$73,676	$303,627	$41,975	$1,828
Ratios and Supplemental Data (%)
Total return[b]	8.13%	0.54%	8.23%	10.49% [c]
Ratio of total expenses to average net assets^	0.65	0.61	0.65	0.66 [d]
Ratio of net expenses to average net assets[a]	0.56	0.53	0.61	0.61 [d]
Ratio of net investment income to average net assets[a]	5.53	5.50	5.44	5.38 [d]
Portfolio turnover	80	53	56	58

	Administrative Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 9.71	$10.25	$10.01	$10.02	$10.87
Income from Investment Operations
Net investment income/(loss)[a,e]	0.50	0.52	0.53	0.51	0.55
Net realized and unrealized gains/(losses) on investments	0.25	(0.51)	0.25	(0.02)	(0.67)
Total from investment operations	0.75	0.01	0.78	0.49	(0.12)
Less Distributions
Dividends from net investment income	(0.54)	(0.55)	(0.54)	(0.50)	(0.51)
Distributions from net realized capital gains	—	—	—	—	(0.22)
Total distributions	(0.54)	(0.55)	(0.54)	(0.50)	(0.73)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	9.92	9.71	10.25	10.01	10.02
Net assets end of period (000s)	$ 686	$1,374	$1,753	$4,631	$4,314
Ratios and Supplemental Data (%)
Total return[b]	7.91%	0.10%	7.98%	5.18%	(1.03)%
Ratio of total expenses to average net assets^	0.98	0.94	0.97	0.95	0.94
Ratio of net expenses to average net assets[a]	0.89	0.86	0.92	0.91	0.90
Ratio of net investment income to average net assets[a]	5.13	5.18	5.20	5.20	5.26
Portfolio turnover	80	53	56	58	49
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2019	2018	2017	2016	2015
$ 9.68	$ 10.21	$ 9.99	$ 10.00	$ 10.85

0.52	0.54	0.55	0.53	0.57
0.25	(0.51)	0.24	(0.02)	(0.66)
0.77	0.03	0.79	0.51	(0.09)

(0.57)	(0.57)	(0.57)	(0.52)	(0.54)
—	—	—	—	(0.22)
(0.57)	(0.57)	(0.57)	(0.52)	(0.76)
— *	0.01	— *	— *	— *
9.88	9.68	10.21	9.99	10.00
$398,320	$470,204	$1,387,213	$1,817,902	$1,460,808

8.16%	0.45%	8.16%	5.46%	(0.79)%
0.73	0.69	0.72	0.70	0.69
0.64	0.62	0.67	0.66	0.65
5.35	5.40	5.43	5.43	5.51
80	53	56	58	49

Investor Class
2019	2018	2017	2016	2015
$ 9.71	$ 10.24	$ 10.01	$ 10.02	$ 10.87

0.49	0.50	0.52	0.49	0.53
0.24	(0.49)	0.24	(0.02)	(0.66)
0.73	0.01	0.76	0.47	(0.13)

(0.53)	(0.54)	(0.53)	(0.48)	(0.50)
—	—	—	—	(0.22)
(0.53)	(0.54)	(0.53)	(0.48)	(0.72)
— *	— *	— *	— *	— *
9.91	9.71	10.24	10.01	10.02
$ 18,993	$ 31,549	$ 42,753	$ 87,155	$ 96,957

7.72%	0.08%	7.79%	5.02%	(1.15)%
1.10	1.06	1.09	1.07	1.06
1.01	0.98	1.04	1.03	1.02
5.00	5.05	5.08	5.09	5.14
80	53	56	58	49

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD OPPORTUNITIES FUND
	Retirement Class		Institutional Class
Year Ended October 31,	2019	2018 [h]	2019	2018 [h]
Net asset value beginning of period	$ 9.53	$10.00	$ 9.53	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.52	0.52	0.51	0.50
Net realized and unrealized gains/(losses) on investments	0.26	(0.57)	0.25	(0.56)
Total from investment operations	0.78	(0.05)	0.76	(0.06)
Less Distributions
Dividends from net investment income	(0.53)	(0.42)	(0.52)	(0.41)
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.53)	(0.42)	(0.52)	(0.41)
Proceeds from redemption fees	—	— *	—	— *
Net asset value end of period	9.78	9.53	9.77	9.53
Net assets end of period (000s)	$ 259	$ 250	$76,566	$71,361
Ratios and Supplemental Data (%)
Total return[b]	8.46%	(0.53)%	8.27%	(0.59)%
Ratio of total expenses to average net assets^	0.74	0.92	0.82	1.00
Ratio of net expenses to average net assets[a]	0.65	0.65	0.73	0.73
Ratio of net investment income to average net assets[a]	5.42	5.29	5.33	5.12
Portfolio turnover	94	56	94	56
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class		Investor Class
2019	2018 [h]	2019	2018 [h]
$ 9.53	$10.00	$ 9.53	$10.00

0.49	0.47	0.47	0.46
0.25	(0.55)	0.26	(0.55)
0.74	(0.08)	0.73	(0.09)

(0.50)	(0.39)	(0.49)	(0.38)
—	—	—	—
(0.50)	(0.39)	(0.49)	(0.38)
—	— *	—	— *
9.77	9.53	9.77	9.53
$ 54	$ 50	$ 60	$ 53

8.00%	(0.82)%	7.88%	(0.92)%
1.07	1.25	1.19	1.37
0.98	0.98	1.10	1.10
5.08	4.84	4.95	4.73
94	56	94	56

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.01	0.01	— *	— *
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—
Total from investment operations	0.02	0.01	0.01	— *	— *
Less Distributions
Dividends from net investment income	(0.02)	(0.01)	(0.01)	— *	— *
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.02)	(0.01)	(0.01)	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$118,032	$129,826	$169,637	$136,986	$176,781
Ratios and Supplemental Data (%)
Total return[b]	2.02%	1.44%	0.73%	0.30%	0.08%
Ratio of total expenses to average net assets^	0.35	0.35	0.35	0.36	0.32
Ratio of net expenses to average net assets[a]	0.28	0.20	—	—	—
Ratio of net investment income to average net assets[a]	2.01	1.42	0.72	0.27	0.08

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on daily average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period June 1, 2018 (inception) through October 31, 2018
h	The Fund inception was November 1, 2017.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2019	2018	2017	2016	2015
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

0.02	0.01	0.01	— *	— *
—	—	—	—	—
0.02	0.01	0.01	— *	— *

(0.02)	(0.01)	(0.01)	— *	— *
—	—	—	—	—
(0.02)	(0.01)	(0.01)	— *	— *
1.00	1.00	1.00	1.00	1.00
$3,135	$2,086	$1,545	$2,267	$1,727

1.76%	1.36%	0.73%	0.30%	0.08%
0.60	0.60	0.60	0.61	0.57
0.53	0.29	—	—	—
1.79	1.36	0.70	0.28	0.07

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2019

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2019, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund,  Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, convertible preferred stock, and master limited partnerships), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including warrants and rights, and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.  Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
During the year, Harbor Bond Fund and Harbor High-Yield Bond Fund invested in loan participations and assignments.
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the year, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of October 31, 2019, Harbor High-Yield Bond Fund had no unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the year, Harbor Bond Fund invested in inflation-indexed bonds.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the year, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor High-Yield Opportunities Fund invested in mortgage-related or other asset-backed securities.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
During the year, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Money Market Fund invested in U.S. government securities.
Forward Commitments and When-Issued Securities
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the year, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Bond Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with a Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities delivered by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities delivered. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the year, Harbor Bond Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding for the Fund was $364,110,000 at a weighted average interest rate of 2.373%. Average debt outstanding and average interest rate during the year is calculated based on calendar days.
A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found subsequent to the Fund’s Portfolio of Investments schedule.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the year, Harbor Bond Fund entered into sale-buyback transactions. The average amount of borrowings outstanding for the Fund was $68,514,000 at a weighted average interest rate of 2.486%. Average debt outstanding and average interest rate during the year is calculated based on calendar days.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found at the end of the Fund’s Portfolio of Investments schedule.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the year, Harbor Bond Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the year, Harbor Bond Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including warrants and rights, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year, Harbor Bond Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to a Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between a Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the year, Harbor Bond Fund used interest rate swap agreements to manage its exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the year, Harbor Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. At October 31, 2019, the maximum exposure to loss of the notional value as the seller of credit default swaps outstanding for the Fund was $51,176,000.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
The forward currency contract is marked-to-market daily and the change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Bond Fund used forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. The Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Bond Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncements
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods, however,

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. At this time, management is evaluating the implications of these changes on the financial statements.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2019 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Bond Fund	$19,579,963	$492,169	$19,732,956	$626,490
Harbor Convertible Securities Fund	—	103,755	—	91,735
Harbor Core Bond Fund	55,171	19,683	40,235	6,461
Harbor High-Yield Bond Fund	—	449,416	—	761,734
Harbor High-Yield Opportunities Fund	—	71,758	—	67,203

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Bond Fund	0.48% [a]	0.46%
Harbor Convertible Securities Fund	0.65 [b]	0.60
Harbor Core Bond Fund	0.34	0.34
Harbor High-Yield Bond Fund	0.60 [c]	0.51
Harbor High-Yield Opportunities Fund	0.60	0.60
Harbor Money Market Fund	0.20 [d]	0.18

a	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 29, 2020.
b	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 29, 2020.
c	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 29, 2020.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2020.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Bond Fund	0.43%	0.51%	0.76%	N/A	02/29/2020
Harbor Core Bond Fund	0.37	0.45	N/A	N/A	02/29/2020
Harbor High-Yield Opportunities Fund	0.65	0.73	0.98	1.10%	02/29/2020
Harbor Money Market Fund	N/A	0.28	0.53	N/A	02/29/2020

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[1]
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class	0.22% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2018 through February 28, 2019, Harbor Services Group received compensation up to 0.01%, 0.09%, 0.09%, and 0.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2019. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On October 31, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Bond Fund	48,730	—	—	—	48,730	0.0%
Harbor Convertible Securities Fund	37,572	—	—	—	37,572	0.3
Harbor Core Bond Fund	13,651	4,705,304	—	—	4,718,955	59.3
Harbor High-Yield Bond Fund	52,393	—	—	—	52,393	0.1
Harbor High-Yield Opportunities Fund	8,517	5,236,617	5,482	5,470	5,256,086	66.8
Harbor Money Market Fund	—	43,240,598	26,242	—	43,266,840	35.7
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2019 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 1
Harbor High-Yield Bond Fund	18

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of bonds in default and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2019 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid-In Capital (000s)
Harbor Bond Fund	$ —	$ —
Harbor Convertible Securities Fund	(338)	338
Harbor Core Bond Fund	(67)	67
Harbor High-Yield Bond Fund	88	(88)
Harbor High-Yield Opportunities Fund	11	(11)
Harbor Money Market Fund	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2019			As of October 31, 2018
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Bond Fund	$61,198	$ —	$61,198	$72,195	$—	$72,195
Harbor Convertible Securities Fund	6,185	1,520	7,705	10,828	—	10,828
Harbor Core Bond Fund	2,160	—	2,160	463	—	463
Harbor High-Yield Bond Fund	33,196	—	33,196	61,411	—	61,411
Harbor High-Yield Opportunities Fund	4,029	—	4,029	2,983	—	2,983
Harbor Money Market Fund	3,111	—	3,111	2,029	—	2,029
As of October 31, 2019, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Bond Fund	$15,044	$ —	$25,168
Harbor Convertible Securities Fund	2,943	1,454	4,219
Harbor Core Bond Fund	480	434	4,181
Harbor High-Yield Bond Fund	3,040	—	3,517
Harbor High-Yield Opportunities Fund	456	—	1,793
Harbor Money Market Fund	47	—	—
At October 31, 2019, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Bond Fund	$4,894	$33,446	$38,340
Harbor High-Yield Bond Fund	916	82,527	83,443
Harbor High-Yield Opportunities Fund	1,953	1,671	3,624

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Bond Fund*	$3,137,896	$89,389	$(64,221)	$25,168
Harbor Convertible Securities Fund	129,406	7,431	(3,212)	4,219
Harbor Core Bond Fund	79,897	4,201	(20)	4,181
Harbor High-Yield Bond Fund*	469,292	13,596	(10,079)	3,517
Harbor High-Yield Opportunities Fund*	72,329	2,638	(845)	1,793
Harbor Money Market Fund	121,242	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2019, if any, as disclosed in the Portfolio of Investments, and the related amounts of realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At October 31, 2019, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 6,000	$ —	$ 6,000
Unrealized appreciation on OTC swap agreements[b]	—	—	427	427
Variation margin on centrally cleared swap agreements[a,b]	8,360	—	943	9,303
Variation margin on options and futures contracts (futures)[a]	3,265	—	—	3,265
Variation margin on options and futures contracts (options)[a]	17	—	—	17
Purchased options, at value	5	—	—	5
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(13,354)	$ —	$(13,354)
Variation margin on centrally cleared swap agreements[a,b]	(11,843)	—	(67)	(11,910)
Variation margin on options and futures contracts (futures)[a]	(4,666)	—	—	(4,666)
Written options, at value	(95)	—	—	(95)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities
b	Net of premiums received of $441,000

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2019, were:
HARBOR BOND FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$6,497	$ —	$ 6,497
Futures contracts	(26,470)	—	—	(26,470)
Purchased options	(256)	(9)	—	(265)
Written options	902	2,686	78	3,666
Swap agreements	(461)		181	(280)
Net realized gain/(loss) on derivatives	$(26,285)	$9,174	$259	$(16,852)

Change in Net Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(15,576)	$ —	$(15,576)
Futures contracts	(4,033)	—	—	(4,033)
Purchased options	(160)	—	—	(160)
Written options	296	(278)	—	18
Swap agreements	(6,053)	—	(146)	(6,199)
Change in net unrealized appreciation/(depreciation) on derivatives	$(9,950)	$(15,854)	$(146)	$(25,950)
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2019, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2019, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2019, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2019, Harbor Bond Fund had investment exposures subject to the terms of these agreements.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2019:
HARBOR BOND FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Bank of America	$ (15,145)	$ —	$ —	$ (15,145)	$ —	$(15,145)
Bank of Montreal	(34,117)	—	—	(34,117)	34,117	—
Bank of Nova Scotia	(238,112)	—	—	(238,112)	155,849	(82,263)
Barclays	(1,362)	—	—	(1,362)	1,362	—
BNP Paribas SA	(1,291)	—	—	(1,291)	1,291	—
Deutsche Bank	(4,665)	—	—	(4,665)	4,665	—
JP Morgan Chase	(9,497)	—	—	(9,497)	—	(9,497)
NatWest Markets plc	(57,193)	—	—	(57,193)	3,170	(54,023)
Societe Generale	(30,097)	—	—	(30,097)	24,653	(5,444)
Master Securities Forward Transactions Agreements
BNP Paribus NY Branch	—	(119,775)	—	—	110,489	(9,286)
Credit Suisse AG	—	—	(4,707)	—	—	(4,707)
Goldman Sachs	—	—	(5,134)	—	—	(5,134)
JP Morgan Securities LLC	—	—	(32,599)	—	—	(32,599)
UBS Securities LLC	—	(92,521)	—	—	39,531	(52,990)
Total Borrowings and Other Financing Transactions	$(391,479)	$(212,296)	$(42,440)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2019.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$1,391	$—	$ —	$1,391	$ (401)	$ —	$—	$ (401)	$ 990	$ —	$ 990
BNP Paribas SA	1,544	—	—	1,544	(3,443)	—	—	(3,443)	(1,899)	1,678	(221)
Citibank NA	692	—	94	786	(1,802)	—	—	(1,802)	(1,016)	891	(125)
Deutsche Bank AG	—	—	—	—	(427)	—	—	(427)	(427)	317	(110)
Goldman Sachs Bank USA	177	1	—	178	(358)	—	—	(358)	(180)	—	(180)
Goldman Sachs International	—	—	43	43	—	—	—	—	43	—	43
HSBC Bank USA NA	578	—	48	626	(2,876)	—	—	(2,876)	(2,250)	2,250	—
JP Morgan Chase Bank NA	1,616	—	242	1,858	(3,439)	(39)	—	(3,478)	(1,620)	1,620	—
NatWest Markets plc	2	—	—	2	(608)	—	—	(608)	(606)	582	(24)
Total Over-the-Counter Exposure	$6,000	$ 1	$427	$6,428	$(13,354)	$(39)	$—	$(13,393)
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund and Harbor Money Market Fund (collectively referred to as the “Funds”), (six of the funds constituting the Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds, (six of the funds constituting the Harbor Funds), at October 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Bond Fund Harbor Convertible Securities Fund Harbor High-Yield Bond Fund Harbor Money Market Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Harbor Core Bond Fund	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from June 1, 2018 (inception) through October 31, 2018
Harbor High-Yield Opportunities Fund	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from November 1, 2017 (inception) through October 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 23, 2019

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Bond Fund
Retirement Class	0.96%
Actual		$4.14	$1,000	$1,057.61
Hypothetical (5% return)		4.89	1,000	1,015.36
Institutional Class	1.04%
Actual		$5.39	$1,000	$1,057.14
Hypothetical (5% return)		5.29	1,000	1,019.83
Administrative Class	1.29%
Actual		$6.68	$1,000	$1,055.58
Hypothetical (5% return)		6.56	1,000	1,018.54
Harbor Convertible Securities Fund
Retirement Class	0.69%
Actual		$3.50	$1,000	$1,013.87
Hypothetical (5% return)		3.52	1,000	1,021.64
Institutional Class	0.77%
Actual		$3.90	$1,000	$1,012.52
Hypothetical (5% return)		3.92	1,000	1,021.23
Administrative Class	1.02%
Actual		$5.17	$1,000	$1,011.29
Hypothetical (5% return)		5.19	1,000	1,019.93
Investor Class	1.14%
Actual		$5.78	$1,000	$1,010.61
Hypothetical (5% return)		5.80	1,000	1,019.31

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Core Bond Fund
Retirement Class	0.37%
Actual		$1.92	$1,000	$1,056.92
Hypothetical (5% return)		1.89	1,000	1,023.29
Institutional Class	0.45%
Actual		$2.33	$1,000	$1,056.52
Hypothetical (5% return)		2.29	1,000	1,022.88
Harbor High-Yield Bond Fund
Retirement Class	0.56%
Actual		$2.86	$1,000	$1,031.69
Hypothetical (5% return)		2.85	1,000	1,022.31
Institutional Class	0.64%
Actual		$3.28	$1,000	$1,031.28
Hypothetical (5% return)		3.26	1,000	1,021.90
Administrative Class	0.89%
Actual		$4.56	$1,000	$1,029.66
Hypothetical (5% return)		4.53	1,000	1,020.61
Investor Class	1.01%
Actual		$5.16	$1,000	$1,029.28
Hypothetical (5% return)		5.14	1,000	1,019.99
Harbor High-Yield Opportunities Fund
Retirement Class	0.65%
Actual		$3.35	$1,000	$1,040.00
Hypothetical (5% return)		3.31	1,000	1,021.85
Institutional Class	0.73%
Actual		$3.75	$1,000	$1,038.55
Hypothetical (5% return)		3.72	1,000	1,021.43
Administrative Class	0.98%
Actual		$5.03	$1,000	$1,037.26
Hypothetical (5% return)		4.99	1,000	1,020.14
Investor Class	1.10%
Actual		$5.65	$1,000	$1,037.74
Hypothetical (5% return)		5.60	1,000	1,019.52
Harbor Money Market Fund
Institutional Class	0.28%
Actual		$1.42	$1,000	$1,009.65
Hypothetical (5% return)		1.43	1,000	1,023.76
Administrative Class	0.53%
Actual		$2.68	$1,000	$1,008.38
Hypothetical (5% return)		2.70	1,000	1,022.47

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2019 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	9%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2019:
Amount (000s)
Harbor Convertible Securities Fund	$1,611
Harbor Core Bond Fund	10
For the fiscal year ended October 31, 2019, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2019 will receive a Form 1099-DIV in January 2020 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
In 2019, the Funds filed a complete portfolio of investments with the SEC for the first fiscal quarter on Form N-Q and the third fiscal quarter (excluding Harbor Money Market Fund) as an exhibit to Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS
Approval of Amended Subadvisory Agreements for Harbor Bond Fund, Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund
At a meeting of the Board held on August 18-19, 2019, the Board, including the Independent Trustees voting separately, approved amended and restated Subadvisory Agreements (the “Amended Agreements”) with each of Pacific Investment Management Company LLC and Shenkman Capital Management, Inc. (each, a “Subadviser”) authorizing each Subadviser to vote proxies on behalf of the Fund(s) with respect to which they serve as Subadviser. The Trustees noted that the Amended Agreements would take effect October 1, 2019 in connection with the delegation of proxy voting responsibilities to the Subadvisers, subject to Harbor Capital’s oversight. It was considered that, although the Trustees were being asked to approve the Amended Agreements in order to implement the delegation of proxy voting responsibilities to the Subadvisers, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreements for the Funds in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and the Subadvisers; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
As of December 2019
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (56) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	39	None
Donna J. Dean (68) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	39	None
Joseph L. Dowling III (55) Trustee	Since 2017	Chief Executive Officer (2018-Present) and Chief Investment Officer, Brown University Investment Office (2013-2018); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	39	Director of Integrated Electrical Services (2012-Present).
Randall A. Hack (72) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	39	None
Robert Kasdin (61) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	39	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (67) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	39	None
Ann M. Spruill (65) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	39	None
INTERESTED TRUSTEE
Charles F. McCain (50)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	39	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (44) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (48) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (51) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc. and Director and Chief Investment Officer (2019-Present), Harbor Trust Company, Inc.
Kristof M. Gleich (40) Vice President	Since 2019	President (2018-Present), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, and President (2019-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (56) Vice President	Since 2019	Vice President (2019-Present), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (40) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (47) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (40) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (55) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (51) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.FI.1019

Annual Report
October 31, 2019
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
After a challenging start early in the fiscal year, the equity markets recovered and performed well for much of the remainder of the year ending October 31, 2019. U.S. equity markets performed well compared to most other markets around the globe, lead by the strong performance of global technology and internet related stocks. Overseas, there were minimal differences between the returns of developed markets and emerging markets, though within regions there was greater dispersion. Concerns about the impact of rising geopolitical tensions and trade wars weighed on equity and fixed income markets. Steady though modest economic growth in the U.S. more than offset these concerns, leading to solid investment results across asset classes. The U.S. bond markets performed well, with the actions of an accommodative Federal Reserve leading to lower interest rates and higher returns for Government bonds as well as most corporate bonds that were supported by solid earnings.
Within the U.S. equity markets and across most overseas markets, larger cap stocks significantly outperformed smaller cap stocks, continuing a pattern observed in prior years. Also persisting was the dominance of growth over value. Outside of a few brief periods when value stocks rallied relative to growth stocks, it was a year generally dominated by larger cap growth stocks.
A commentary from the portfolio managers of the Harbor Target Retirement Funds is included in the following pages. Their comments highlight the attractive performance of the markets and the Funds during the past year.
One thing that should stand out as you read the comments of our portfolio managers is their strong commitment to active management. We believe that actively managed portfolios, led by skilled practitioners of the art and science of investing, are well positioned to take advantage of the various opportunities that arise over time to deliver attractive long-term investment results.
Since the launch of the first Harbor funds in 1986, we have served as a gateway for shareholders to access talented, institutional caliber asset management through active, cost-aware investments. We identify specialists in each asset class to manage portfolios, and apply a comprehensive oversight program to monitor their performance and ensure their decisions are in the best interest of shareholders. We offer our shareholders the benefit of institutional caliber portfolio managers, in addition to serving as professional adviser to maintain portfolio manager accountability.
The ending of a calendar year always marks a good time to evaluate your financial goals and investments. We encourage shareholders to take a long-term prospective with their investments. While past performance is never a guarantee of future results, over the long-term, the returns of equities and fixed income securities have historically helped investors achieve their financial objectives. We believe investors should maintain a diversified portfolio of equities, fixed income and cash in an allocation consistent with their long-term financial goas and comfort with risk.
Harbor Funds is proud to offer a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for your confidence in Harbor Funds. We will do our best to continue to earn your trust in 2020 and the years ahead.
December 23, 2019

Charles F. McCain
Chairman
1

Harbor Target Retirement Funds
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since Inception
Paul C. Herbert, CFA, CAIA
Since Inception
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
Securities markets delivered strong gains during the year ended October 31, 2019. Stocks in the U.S. and abroad delivered double-digit returns while both investment grade and below investment grade bonds also ended the period meaningfully higher.
U.S. stocks, as measured by the Russell 3000® Index, returned 13.49% for the period. Continuing a longer-term trend, growth stocks outperformed value stocks. Large-, mid-, and small-cap indices generated positive returns, though small cap stocks failed to keep up with larger cap stocks. Turning to sector performance, 10 out of the S&P 500 Index’s 11 sectors gained ground. The index’s two most interest-rate sensitive sectors, Real Estate and Utilities, led the pack as U.S. interest rates rallied. The Energy sector declined by 11.06%, as oil prices were weak, particularly in the second half of the fiscal year.
Developed non-U.S. stocks turned in a positive result as well, with the MSCI EAFE (ND) Index, a measure of stock market performance in 21 developed countries, gaining 11.04%. Here, as in the U.S., growth led value and large cap stocks topped small cap stocks. Returns for the major regions were led by Asia ex Japan, which gained 16.33%. The pattern of sector returns for the EAFE Index largely mirrored the pattern in the U.S., with the Energy sector being the only group losing ground on a total return basis. The MSCI Emerging Markets Index, which tracks the performance of 26 non-developed countries, returned 11.86% (slightly better than developed non-U.S. stocks) led by Consumer sector and Information Technology sector gains.
Fixed income markets delivered attractive returns during the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index of U.S. investment grade corporate, mortgage and government bonds gained a robust 11.51%. U.S. interest rates fell sharply due to risk aversion early in the period, and general geopolitical and economic uncertainty bolstered bonds’ appeal as the year went on. As evidenced by the ICE BofAML U.S. High Yield (H0A0) Index, high-yield bonds climbed 8.32% during the fiscal year, helped along by a generally benign default environment.
Performance
Harbor Target Retirement Funds fared well in an absolute sense in this environment. As expected, given their relatively larger holdings in stock funds, the Target Funds designed for investors further from retirement delivered higher absolute returns than those intended for investors approaching retirement. Please see the data later in this section for each of the Funds’ total returns. Each of the Funds also outperformed its Composite Index for the fiscal year. Total returns for these indices are also included in a table in this section.
The equity funds underlying the Target Funds made meaningful contributions to their returns during the fiscal year. Several of them delivered outsized excess returns relative to their respective benchmarks. Harbor International Growth Fund gained 18.73% while the MSCI All Country World Ex. U.S. (ND) Index rose by 11.27% (all Fund returns presented in this section are for the Institutional Class of each underlying fund). The Fund was helped by strong positive stock selection across several areas, such as within the Consumer Staples, Information Technology, Industrials, and Health Care sectors. Harbor Small Cap Growth Fund and Harbor Small Cap Value Fund also delivered large excess returns during the period. Harbor Small Cap Growth Fund outperformed the Russell 2000® Growth Index by 9.78% and Harbor Small Cap Value Fund outperformed its benchmark by 7.69%.
The underlying fixed income funds delivered attractive absolute returns but lagged their benchmarks during the period. Harbor Bond Fund gained 10.74%, trailing the Bloomberg Barclays U.S. Aggregate Bond Index by 0.77%. The Fund’s interest-rate strategies outside of the U.S. detracted from relative performance. Specifically, it had been positioned to benefit from rising interest rates in certain markets, while yields in each fell. Harbor High-Yield Bond Fund gained 8.16% and also lagged its benchmark, the ICE BofAML U.S. Non-Distressed High Yield Index, by 1.79%, due to industry positioning, an underweight in bonds rated CCC and an off-benchmark position in bank loans.

2

Harbor Target Retirement Funds
Manager’s Commentary—Continued

HARBOR TARGET RETIREMENT FUNDS	Total Return Year Ended October 31, 2019
Harbor Target Retirement Income Fund	10.31%
Harbor Target Retirement 2020 Fund	11.04
Harbor Target Retirement 2025 Fund	12.09
Harbor Target Retirement 2030 Fund	12.21
Harbor Target Retirement 2035 Fund	12.83
Harbor Target Retirement 2040 Fund	13.43
Harbor Target Retirement 2045 Fund	13.48
Harbor Target Retirement 2050 Fund	13.92
Harbor Target Retirement 2055 Fund	14.24

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2019
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	11.51%
MSCI EAFE (ND) (foreign stocks)	11.04
Russell 3000® (entire U.S. stock market)	13.49

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Total Return Year Ended October 31, 2019
Composite Index Income	10.19%
Composite Index 2020	10.59
Composite Index 2025	11.28
Composite Index 2030	11.38
Composite Index 2035	11.49
Composite Index 2040	11.64
Composite Index 2045	11.61
Composite Index 2050	11.60
Composite Index 2055	11.75
Outlook
It is certainly pleasing that the markets, and the Funds, have just experienced a period of relatively sound performance, though there remain concerns about the period ahead. Valuations for stocks and bonds appear elevated to some investors. For example, at the end of the fiscal year, the S&P 500 Index’s price/earnings ratio was 21.2x and the 10-year U.S. Treasury note’s yield was 1.69%; both measures are near the maximum of their respective historical ranges. We remain committed to maintaining a long-term perspective allowing investors to capitalize on markets’ abilities to compound wealth and to building diversified portfolios to help weather inevitable episodes of volatility.
3

Harbor Target Retirement Funds
Manager’s Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2019
EQUITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	13.63%	12.79%	14.56%	11.72%	N/A	N/A	12/29/1987	0.66% [d]	0.71%
Harbor Large Cap Value Fund	16.83	11.12	12.98	10.08	N/A	N/A	12/29/1987	0.69 [e]	0.73
Harbor Mid Cap Growth Fund	21.32	11.61	14.39	5.60	N/A	N/A	11/01/2000	0.86 [f]	0.89
Harbor Mid Cap Value Fund	5.48	4.49	11.60	7.39	N/A	N/A	03/01/2002	0.84 [d]	0.88
Harbor Small Cap Growth Fund	16.18	9.60	14.16	8.88	N/A	N/A	11/01/2000	0.88	0.88
Harbor Small Cap Value Fund	10.91	8.62	12.91	10.12	N/A	N/A	12/14/2001	0.88	0.88
Harbor Strategic Growth Fund	16.91	11.02	N/A	14.04	N/A	N/A	11/01/2011 [g]	0.71 [e]	0.85
Harbor Diversified International All Cap Fund	11.90	N/A	N/A	5.15	N/A	N/A	11/02/2015	0.80 [d,e]	0.99
Harbor Global Leaders Fund	23.63	10.90	13.34	17.24	N/A	N/A	03/01/2009	0.86 [h]	1.05
Harbor International Fund	10.18	1.85	4.73	9.98	N/A	N/A	12/29/1987	0.77 [e]	0.89
Harbor International Growth Fund	18.73	6.04	6.04	3.89	N/A	N/A	11/01/1993	0.85 [e]	0.90
FIXED INCOME
Harbor Bond Fund	10.74%	3.51%	4.10%	6.91%	N/A	N/A	12/29/1987	0.80% [d,e]	0.91%
Harbor Core Bond Fund	11.26	N/A	N/A	7.24	N/A	N/A	06/01/2018	0.45 [e]	0.54
Harbor High-Yield Bond Fund	8.16	4.22	6.25	6.79	N/A	N/A	12/01/2002	0.61 [d]	0.70
Harbor High-Yield Opportunities Fund	8.27	N/A	N/A	3.75	N/A	N/A	11/01/2017	0.73 [e]	1.01
MONEY MARKET
Harbor Money Market Fund	2.02%	0.91%	0.51%	3.11%	1.54%	1.42%	12/29/1987	0.28% [d,e]	0.36%

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period
c	Does not reflect reimbursements or waivers currently in effect
d	Reflects a contractual management fee waiver effective through February 29, 2020
e	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2020
f	Reflects a contractual management fee waiver effective through June 30, 2020
g	For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.
h	Reflects a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through May 31, 2020
4

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF October 31, 2019
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	7%	6%	6%	5%	4%	3%	2%	1%
Harbor Large Cap Value Fund	14	12	11	10	9	7	6	5	3
Harbor Mid Cap Growth Fund	6	6	5	5	4	4	3	2	1
Harbor Mid Cap Value Fund	9	8	7	7	6	5	4	3	2
Harbor Small Cap Growth Fund	5	5	5	4	4	3	3	2	1
Harbor Small Cap Value Fund	7	6	5	5	4	4	3	3	1
Harbor Strategic Growth Fund	4	3	3	3	2	2	3	2	1
Harbor Diversified International All Cap Fund	11	11	9	9	7	6	5	4	3
Harbor Global Leaders Fund	5	4	4	3	3	3	2	2	1
Harbor International Fund	12	11	9	9	8	6	5	4	3
Harbor International Growth Fund	12	11	10	9	8	6	6	4	3
Total Equity	93	84	74	70	60	50	43	33	20
Fixed Income
Harbor Bond Fund	4%	6%	10%	9%	12%	15%	18%	21%	26%
Harbor Core Bond Fund	0	3	5	9	11	15	18	21	26
Harbor High-Yield Bond Fund	0	0	7	7	10	12	13	11	11
Harbor High-Yield Opportunities Fund	3	7	4	5	7	8	8	7	7
Total Fixed Income	7	16	26	30	40	50	57	60	70
Money Market
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	7%	10%
	100%	100%	100%	100%	100%	100%	100%	100%	100%
5

Harbor Target Retirement Income Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement Income Fund
Institutional Class	10.31%	4.06%	5.21%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index Income	10.19	4.06	5.16	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
6

Harbor Target Retirement Income Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—20.0%
Shares		Value
2,923	Harbor Capital Appreciation Fund	$ 221
32,057	Harbor Large Cap Value Fund	524
20,869	Harbor Mid Cap Growth Fund	227
16,331	Harbor Mid Cap Value Fund	340
15,538	Harbor Small Cap Growth Fund	204
7,432	Harbor Small Cap Value Fund	249
9,940	Harbor Strategic Growth Fund	222
39,217	Harbor Diversified International All Cap Fund	438
6,085	Harbor Global Leaders Fund	187
11,195	Harbor International Fund	438
27,218	Harbor International Growth Fund	439
TOTAL EQUITY FUNDS
(Cost $3,335)		3,489

FIXED INCOME FUNDS—70.0%
Shares		Value
384,687	Harbor Bond Fund	$ 4,582
430,603	Harbor Core Bond Fund	4,581
184,820	Harbor High-Yield Bond Fund	1,826
124,612	Harbor High-Yield Opportunities Fund	1,217
TOTAL FIXED INCOME FUNDS
(Cost $11,935)		12,206

MONEY MARKET FUND—10.0%
(Cost $1,746)
1,745,652	Harbor Money Market Fund	1,746
TOTAL INVESTMENTS—100.0%
(Cost $17,016)		17,441
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$17,441

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 164	$ 130	$ (81)	$ (2)	$ 10	$ 15	$ —
Harbor Large Cap Value Fund	385	245	(161)	14	41	6	4
Harbor Mid Cap Growth Fund	169	151	(101)	(7)	15	27	—
Harbor Mid Cap Value Fund	251	197	(106)	(9)	7	13	4
Harbor Small Cap Growth Fund	148	139	(78)	(9)	4	29	—
Harbor Small Cap Value Fund	183	149	(89)	(13)	19	16	1
Harbor Strategic Growth Fund	162	98	(62)	20	4	4	1
Harbor Diversified International All Cap Fund	319	182	(89)	22	4	9	4
Harbor Global Leaders Fund	137	80	(58)	11	17	3	—
Harbor International Fund	319	292	(86)	(42)	(45)	116	5
Harbor International Growth Fund	323	188	(130)	32	26	—	2
Harbor Bond Fund	4,913	3,518	(4,012)	407	(244)	—	106
Harbor Core Bond Fund	—	4,878	(514)	199	18	—	71
Harbor High-Yield Bond Fund	983	1,027	(200)	11	5	—	64
Harbor High-Yield Opportunities Fund	655	682	(133)	19	(6)	—	40
Harbor Real Return Fund	2,194	518	(2,855)	148	(5)	—	47
Harbor Money Market Fund	1,256	737	(247)	—	—	—	27
Total	$12,561	$13,211	$(9,002)	$801	$(130)	$238	$376

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
7

Harbor Target Retirement 2020 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2020 Fund
Institutional Class	11.04%	4.75%	6.50%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2020	10.59	4.76	6.46	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.71%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
8

Harbor Target Retirement 2020 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—32.8%
Shares		Value
6,648	Harbor Capital Appreciation Fund	$ 504
72,466	Harbor Large Cap Value Fund	1,183
49,758	Harbor Mid Cap Growth Fund	541
38,203	Harbor Mid Cap Value Fund	795
37,668	Harbor Small Cap Growth Fund	495
17,650	Harbor Small Cap Value Fund	592
22,535	Harbor Strategic Growth Fund	502
91,765	Harbor Diversified International All Cap Fund	1,025
13,017	Harbor Global Leaders Fund	400
26,317	Harbor International Fund	1,030
64,348	Harbor International Growth Fund	1,038
TOTAL EQUITY FUNDS
(Cost $7,688)		8,105

FIXED INCOME FUNDS—60.3%
Shares		Value
435,664	Harbor Bond Fund	$ 5,189
487,504	Harbor Core Bond Fund	5,187
276,242	Harbor High-Yield Bond Fund	2,729
186,355	Harbor High-Yield Opportunities Fund	1,821
TOTAL FIXED INCOME FUNDS
(Cost $14,546)		14,926

MONEY MARKET FUND—6.9%
(Cost $1,712)
1,712,048	Harbor Money Market Fund	1,712
TOTAL INVESTMENTS—100.0%
(Cost $23,946)		24,743
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$24,743

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 543	$ 232	$ (293)	$ (6)	$ 28	$ 49	$ 1
Harbor Large Cap Value Fund	1,274	351	(604)	20	142	20	13
Harbor Mid Cap Growth Fund	584	320	(384)	(30)	51	94	—
Harbor Mid Cap Value Fund	843	342	(382)	(21)	13	46	13
Harbor Small Cap Growth Fund	523	283	(287)	(24)	—	104	—
Harbor Small Cap Value Fund	638	277	(334)	(46)	57	56	2
Harbor Strategic Growth Fund	537	137	(239)	56	11	13	2
Harbor Diversified International All Cap Fund	1,079	198	(328)	63	13	30	13
Harbor Global Leaders Fund	431	101	(211)	23	56	10	—
Harbor International Fund	1,079	567	(311)	(137)	(168)	390	16
Harbor International Growth Fund	1,091	207	(435)	94	81	—	8
Harbor Bond Fund	8,426	3,596	(7,090)	581	(324)	—	174
Harbor Core Bond Fund	—	6,337	(1,492)	283	59	—	111
Harbor High-Yield Bond Fund	2,417	1,006	(733)	38	1	—	139
Harbor High-Yield Opportunities Fund	1,611	659	(480)	49	(18)	—	87
Harbor Real Return Fund	3,052	731	(3,974)	138	53	—	65
Harbor Money Market Fund	1,426	730	(444)	—	—	—	33
Total	$25,554	$16,074	$(18,021)	$1,081	$ 55	$812	$677

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
9

Harbor Target Retirement 2025 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2025 Fund
Institutional Class	12.09%	5.10%	6.96%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2025	11.28	5.14	6.97	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.74%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
10

Harbor Target Retirement 2025 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—42.7%
Shares		Value
7,054	Harbor Capital Appreciation Fund	$ 535
76,333	Harbor Large Cap Value Fund	1,247
53,407	Harbor Mid Cap Growth Fund	581
40,039	Harbor Mid Cap Value Fund	834
40,242	Harbor Small Cap Growth Fund	528
18,716	Harbor Small Cap Value Fund	628
23,988	Harbor Strategic Growth Fund	534
96,894	Harbor Diversified International All Cap Fund	1,082
13,731	Harbor Global Leaders Fund	422
27,754	Harbor International Fund	1,086
67,841	Harbor International Growth Fund	1,094
TOTAL EQUITY FUNDS
(Cost $8,217)		8,571

FIXED INCOME FUNDS—57.3%
Shares		Value
302,867	Harbor Bond Fund	$ 3,607
338,986	Harbor Core Bond Fund	3,607
261,614	Harbor High-Yield Bond Fund	2,585
176,280	Harbor High-Yield Opportunities Fund	1,722
TOTAL FIXED INCOME FUNDS
(Cost $11,267)		11,521
TOTAL INVESTMENTS—100.0%
(Cost $19,484)		20,092
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$20,092

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 471	$ 255	$ (219)	$ 15	$ 13	$ 42	$ 1
Harbor Large Cap Value Fund	1,100	392	(412)	78	89	18	12
Harbor Mid Cap Growth Fund	511	323	(284)	2	29	82	—
Harbor Mid Cap Value Fund	732	382	(280)	9	(9)	40	12
Harbor Small Cap Growth Fund	458	281	(201)	(1)	(9)	91	—
Harbor Small Cap Value Fund	556	293	(241)	(2)	22	49	2
Harbor Strategic Growth Fund	464	160	(160)	58	12	11	1
Harbor Diversified International All Cap Fund	935	307	(239)	66	13	26	12
Harbor Global Leaders Fund	367	129	(152)	35	43	9	—
Harbor International Fund	935	629	(225)	(129)	(124)	341	14
Harbor International Growth Fund	947	312	(339)	120	54	—	7
Harbor Bond Fund	5,090	2,631	(4,285)	304	(133)	—	111
Harbor Core Bond Fund	—	4,449	(1,078)	185	51	—	75
Harbor High-Yield Bond Fund	2,040	1,119	(611)	64	(27)	—	126
Harbor High-Yield Opportunities Fund	1,359	735	(402)	45	(15)	—	79
Harbor Real Return Fund	1,686	559	(2,361)	84	32	—	37
Total	$17,651	$12,956	$(11,489)	$ 933	$ 41	$709	$489

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Target Retirement 2030 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2030 Fund
Institutional Class	12.21%	5.39%	7.49%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2030	11.38	5.39	7.50	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
12

Harbor Target Retirement 2030 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—50.0%
Shares		Value
16,307	Harbor Capital Appreciation Fund	$ 1,236
137,531	Harbor Large Cap Value Fund	2,246
98,156	Harbor Mid Cap Growth Fund	1,068
71,603	Harbor Mid Cap Value Fund	1,491
72,641	Harbor Small Cap Growth Fund	954
34,055	Harbor Small Cap Value Fund	1,142
31,301	Harbor Strategic Growth Fund	697
174,180	Harbor Diversified International All Cap Fund	1,945
24,613	Harbor Global Leaders Fund	757
49,775	Harbor International Fund	1,947
122,052	Harbor International Growth Fund	1,969
TOTAL EQUITY FUNDS
(Cost $14,491)		15,452

FIXED INCOME FUNDS—50.0%
Shares		Value
377,447	Harbor Bond Fund	$ 4,495
422,333	Harbor Core Bond Fund	4,494
390,835	Harbor High-Yield Bond Fund	3,862
263,592	Harbor High-Yield Opportunities Fund	2,575
TOTAL FIXED INCOME FUNDS
(Cost $15,117)		15,426
TOTAL INVESTMENTS—100.0%
(Cost $29,608)		30,878
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$30,878

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 1,150	$ 487	$ (452)	$ (30)	$ 81	$ 104	$ 2
Harbor Large Cap Value Fund	2,008	584	(637)	153	138	32	22
Harbor Mid Cap Growth Fund	942	467	(385)	(25)	69	152	—
Harbor Mid Cap Value Fund	1,342	608	(446)	(23)	10	74	23
Harbor Small Cap Growth Fund	847	452	(317)	(38)	10	170	—
Harbor Small Cap Value Fund	1,021	477	(382)	(47)	73	91	4
Harbor Strategic Growth Fund	568	219	(181)	81	10	14	2
Harbor Diversified International All Cap Fund	1,725	502	(418)	121	15	49	21
Harbor Global Leaders Fund	669	173	(223)	86	52	15	—
Harbor International Fund	1,726	1,101	(396)	(238)	(246)	637	25
Harbor International Growth Fund	1,745	431	(516)	228	81	—	13
Harbor Bond Fund	7,081	1,884	(4,777)	520	(213)	—	166
Harbor Core Bond Fund	—	4,918	(655)	203	28	—	81
Harbor High-Yield Bond Fund	3,116	1,432	(742)	67	(11)	—	197
Harbor High-Yield Opportunities Fund	2,076	943	(490)	66	(20)	—	123
Harbor Real Return Fund	1,957	606	(2,698)	82	53	—	43
Total	$27,973	$15,284	$(13,715)	$1,206	$ 130	$1,338	$722

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
13

Harbor Target Retirement 2035 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2035 Fund
Institutional Class	12.83%	5.84%	8.10%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2035	11.49	5.70	8.05	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
14

Harbor Target Retirement 2035 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—59.7%
Shares		Value
13,053	Harbor Capital Appreciation Fund	$ 989
106,007	Harbor Large Cap Value Fund	1,731
74,444	Harbor Mid Cap Growth Fund	810
55,376	Harbor Mid Cap Value Fund	1,153
56,215	Harbor Small Cap Growth Fund	738
26,231	Harbor Small Cap Value Fund	880
22,278	Harbor Strategic Growth Fund	496
134,875	Harbor Diversified International All Cap Fund	1,507
18,974	Harbor Global Leaders Fund	583
38,519	Harbor International Fund	1,507
93,731	Harbor International Growth Fund	1,512
TOTAL EQUITY FUNDS
(Cost $11,159)		11,906

FIXED INCOME FUNDS—40.3%
Shares		Value
193,988	Harbor Bond Fund	$ 2,310
216,889	Harbor Core Bond Fund	2,308
207,636	Harbor High-Yield Bond Fund	2,052
139,998	Harbor High-Yield Opportunities Fund	1,368
TOTAL FIXED INCOME FUNDS
(Cost $7,857)		8,038
TOTAL INVESTMENTS—100.0%
(Cost $19,016)		19,944
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$19,944

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 758	$ 389	$ (207)	$ 11	$ 38	$ 70	$ 1
Harbor Large Cap Value Fund	1,326	467	(281)	153	66	22	15
Harbor Mid Cap Growth Fund	626	391	(246)	(9)	48	102	—
Harbor Mid Cap Value Fund	889	493	(233)	(3)	7	51	16
Harbor Small Cap Growth Fund	553	374	(183)	(17)	11	114	—
Harbor Small Cap Value Fund	668	388	(206)	(12)	42	61	3
Harbor Strategic Growth Fund	376	132	(74)	56	6	9	1
Harbor Diversified International All Cap Fund	1,140	453	(189)	95	8	33	14
Harbor Global Leaders Fund	444	134	(95)	76	24	10	—
Harbor International Fund	1,139	871	(191)	(199)	(113)	428	17
Harbor International Growth Fund	1,150	373	(237)	191	35	—	9
Harbor Bond Fund	3,113	1,292	(2,246)	226	(75)	—	78
Harbor Core Bond Fund	—	2,483	(290)	103	12	—	40
Harbor High-Yield Bond Fund	1,403	921	(304)	40	(8)	—	98
Harbor High-Yield Opportunities Fund	936	601	(195)	34	(8)	—	61
Harbor Real Return Fund	603	338	(990)	28	21	—	14
Total	$15,124	$10,100	$(6,167)	$ 773	$ 114	$900	$367

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
15

Harbor Target Retirement 2040 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2040 Fund
Institutional Class	13.43%	6.35%	8.70%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2040	11.64	6.07	8.62	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
16

Harbor Target Retirement 2040 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—70.3%
Shares		Value
21,661	Harbor Capital Appreciation Fund	$ 1,641
176,896	Harbor Large Cap Value Fund	2,889
123,505	Harbor Mid Cap Growth Fund	1,344
93,137	Harbor Mid Cap Value Fund	1,939
93,053	Harbor Small Cap Growth Fund	1,222
43,524	Harbor Small Cap Value Fund	1,459
36,794	Harbor Strategic Growth Fund	820
224,616	Harbor Diversified International All Cap Fund	2,509
31,625	Harbor Global Leaders Fund	973
64,400	Harbor International Fund	2,520
157,428	Harbor International Growth Fund	2,539
TOTAL EQUITY FUNDS
(Cost $18,379)		19,855

FIXED INCOME FUNDS—29.7%
Shares		Value
209,479	Harbor Bond Fund	$ 2,495
234,251	Harbor Core Bond Fund	2,492
206,496	Harbor High-Yield Bond Fund	2,040
138,567	Harbor High-Yield Opportunities Fund	1,354
TOTAL FIXED INCOME FUNDS
(Cost $8,152)		8,381
TOTAL INVESTMENTS—100.0%
(Cost $26,531)		28,236
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$28,236

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 1,422	$ 528	$ (394)	$ (8)	$ 93	$ 128	$ 3
Harbor Large Cap Value Fund	2,459	497	(442)	176	199	40	27
Harbor Mid Cap Growth Fund	1,159	508	(394)	(8)	79	185	—
Harbor Mid Cap Value Fund	1,633	662	(354)	(101)	99	90	28
Harbor Small Cap Growth Fund	1,030	482	(272)	(7)	(11)	204	—
Harbor Small Cap Value Fund	1,234	491	(310)	(24)	68	110	5
Harbor Strategic Growth Fund	699	139	(125)	99	8	17	2
Harbor Diversified International All Cap Fund	2,100	459	(226)	165	11	60	27
Harbor Global Leaders Fund	842	143	(193)	137	44	19	—
Harbor International Fund	2,098	1,221	(217)	(417)	(165)	780	31
Harbor International Growth Fund	2,134	330	(322)	347	50	—	15
Harbor Bond Fund	4,250	1,024	(2,976)	288	(91)	—	102
Harbor Core Bond Fund	—	2,810	(468)	128	22	—	49
Harbor High-Yield Bond Fund	1,799	623	(422)	39	1	—	114
Harbor High-Yield Opportunities Fund	1,191	405	(273)	42	(11)	—	71
Total	$24,050	$10,322	$(7,388)	$ 856	$ 396	$1,633	$474
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Target Retirement 2045 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2045 Fund
Institutional Class	13.48%	6.71%	9.18%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2045	11.61	6.39	9.12	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
18

Harbor Target Retirement 2045 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—74.2%
Shares		Value
12,249	Harbor Capital Appreciation Fund	$ 928
99,855	Harbor Large Cap Value Fund	1,631
68,550	Harbor Mid Cap Growth Fund	746
51,944	Harbor Mid Cap Value Fund	1,082
51,429	Harbor Small Cap Growth Fund	675
24,159	Harbor Small Cap Value Fund	810
20,767	Harbor Strategic Growth Fund	463
125,278	Harbor Diversified International All Cap Fund	1,399
18,216	Harbor Global Leaders Fund	560
35,877	Harbor International Fund	1,404
87,730	Harbor International Growth Fund	1,415
TOTAL EQUITY FUNDS
(Cost $10,622)		11,113

FIXED INCOME FUNDS—25.8%
Shares		Value
126,989	Harbor Bond Fund	$ 1,512
71,005	Harbor Core Bond Fund	756
96,801	Harbor High-Yield Bond Fund	956
64,794	Harbor High-Yield Opportunities Fund	633
TOTAL FIXED INCOME FUNDS
(Cost $3,747)		3,857
TOTAL INVESTMENTS—100.0%
(Cost $14,369)		14,970
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$14,970

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 793	$ 298	$ (204)	$ 4	$ 37	$ 74	$ 2
Harbor Large Cap Value Fund	1,392	374	(341)	132	74	23	15
Harbor Mid Cap Growth Fund	631	297	(215)	(7)	40	105	—
Harbor Mid Cap Value Fund	918	432	(263)	(9)	4	52	16
Harbor Small Cap Growth Fund	556	298	(164)	(21)	6	115	—
Harbor Small Cap Value Fund	681	329	(222)	(18)	40	63	2
Harbor Strategic Growth Fund	394	111	(101)	56	3	10	1
Harbor Diversified International All Cap Fund	1,182	383	(262)	85	11	34	14
Harbor Global Leaders Fund	482	110	(133)	68	33	11	—
Harbor International Fund	1,178	819	(255)	(180)	(158)	447	18
Harbor International Growth Fund	1,188	268	(260)	174	45	—	9
Harbor Bond Fund	1,761	645	(1,000)	133	(27)	—	51
Harbor Core Bond Fund	—	904	(193)	39	6	—	15
Harbor High-Yield Bond Fund	755	425	(243)	28	(9)	—	51
Harbor High-Yield Opportunities Fund	499	277	(159)	22	(6)	—	32
Total	$12,410	$5,970	$(4,015)	$ 506	$ 99	$934	$226

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Target Retirement 2050 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2009 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2050 Fund
Institutional Class	13.92%	7.14%	9.62%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.73%	—
MSCI EAFE (ND)	11.04	4.31	5.41	—
Russell 3000®	13.49	10.31	13.62	—
Composite Index 2050	11.60	6.74	9.52	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
20

Harbor Target Retirement 2050 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—84.2%
Shares		Value
23,870	Harbor Capital Appreciation Fund	$ 1,809
195,089	Harbor Large Cap Value Fund	3,186
132,613	Harbor Mid Cap Growth Fund	1,443
101,203	Harbor Mid Cap Value Fund	2,107
99,452	Harbor Small Cap Growth Fund	1,306
46,919	Harbor Small Cap Value Fund	1,573
40,572	Harbor Strategic Growth Fund	904
243,932	Harbor Diversified International All Cap Fund	2,724
35,840	Harbor Global Leaders Fund	1,102
69,721	Harbor International Fund	2,728
169,732	Harbor International Growth Fund	2,738
TOTAL EQUITY FUNDS
(Cost $19,817)		21,620

FIXED INCOME FUNDS—15.8%
Shares		Value
125,682	Harbor Bond Fund	$ 1,497
70,314	Harbor Core Bond Fund	748
186,985	Harbor High-Yield Opportunities Fund	1,827
TOTAL FIXED INCOME FUNDS
(Cost $3,961)		4,072
TOTAL INVESTMENTS—100.0%
(Cost $23,778)		25,692
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$25,692

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 1,703	$ 438	$ (406)	$ (11)	$ 85	$ 152	$ 3
Harbor Large Cap Value Fund	2,973	407	(607)	177	236	47	31
Harbor Mid Cap Growth Fund	1,341	517	(478)	—	63	214	—
Harbor Mid Cap Value Fund	1,944	558	(378)	(120)	103	105	32
Harbor Small Cap Growth Fund	1,173	487	(318)	(3)	(33)	233	—
Harbor Small Cap Value Fund	1,435	448	(350)	(35)	75	125	5
Harbor Strategic Growth Fund	845	130	(188)	109	8	20	3
Harbor Diversified International All Cap Fund	2,524	496	(482)	174	12	69	30
Harbor Global Leaders Fund	1,044	123	(269)	150	54	23	—
Harbor International Fund	2,509	1,400	(487)	(345)	(349)	905	36
Harbor International Growth Fund	2,529	271	(494)	370	62	—	18
Harbor Bond Fund	1,860	572	(1,045)	131	(21)	—	51
Harbor Core Bond Fund	—	851	(149)	39	7	—	15
Harbor High-Yield Opportunities Fund	1,511	718	(446)	63	(19)	—	93
Total	$23,391	$7,416	$(6,097)	$ 699	$ 283	$1,893	$317

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Target Retirement 2055 Fund
Fund Summary —October 31, 2019 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2019
TOTAL RETURNS For the periods ended 10/31/2019	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	14.24%	7.38%	7.38%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	11.51%	3.24%	3.24%	—
MSCI EAFE (ND)	11.04	4.31	4.31	—
Russell 3000®	13.49	10.31	10.31	—
Composite Index 2055	11.75	6.89	6.89	—
As stated in the Fund’s prospectus dated March 1, 2019, the expense ratio was 0.79%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
22

Harbor Target Retirement 2055 Fund
Portfolio of Investments—October 31, 2019

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
6,376	Harbor Capital Appreciation Fund	$ 483
52,119	Harbor Large Cap Value Fund	851
35,139	Harbor Mid Cap Growth Fund	382
26,761	Harbor Mid Cap Value Fund	557
26,111	Harbor Small Cap Growth Fund	343
12,383	Harbor Small Cap Value Fund	415
10,864	Harbor Strategic Growth Fund	242
64,795	Harbor Diversified International All Cap Fund	724
9,712	Harbor Global Leaders Fund	299
18,506	Harbor International Fund	724
45,225	Harbor International Growth Fund	730
TOTAL EQUITY FUNDS
(Cost $5,621)		5,750

FIXED INCOME FUNDS—7.0%
Shares		Value
20,087	Harbor Bond Fund	$ 239
19,883	Harbor High-Yield Opportunities Fund	194
TOTAL FIXED INCOME FUNDS
(Cost $421)		433
TOTAL INVESTMENTS—100.0%
(Cost $6,042)		6,183
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$6,183

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated Funds during the period November 1, 2018 through October 31, 2019.
Underlying Funds	Beginning Balance as of 11/01/2018 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sale of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Capital Appreciation Fund	$ 296	$ 218	$ (53)	$ 17	$ 5	$ 28	$ 1
Harbor Large Cap Value Fund	518	315	(77)	80	15	9	7
Harbor Mid Cap Growth Fund	233	182	(48)	9	6	40	—
Harbor Mid Cap Value Fund	338	279	(62)	4	(2)	20	6
Harbor Small Cap Growth Fund	209	164	(27)	(2)	(1)	44	—
Harbor Small Cap Value Fund	252	197	(47)	8	5	24	1
Harbor Strategic Growth Fund	147	93	(24)	25	1	4	—
Harbor Diversified International All Cap Fund	438	307	(65)	44	—	13	5
Harbor Global Leaders Fund	182	103	(31)	37	8	4	—
Harbor International Fund	439	471	(66)	(81)	(39)	169	7
Harbor International Growth Fund	442	258	(67)	90	7	—	4
Harbor Bond Fund	145	147	(66)	14	(1)	—	6
Harbor High-Yield Opportunities Fund	117	113	(40)	6	(2)	—	8
Total	$3,756	$2,847	$(673)	$251	$ 2	$355	$ 45

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—October 31, 2019

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$17,016	$23,946	$19,484	$29,608	$19,016	$26,531	$14,369	$23,778	$6,042
Investments in affiliated funds, at value	$17,441	$24,743	$20,092	$30,878	$19,944	$28,236	$14,970	$25,692	$6,183
Receivables for:
Investments in affiliated funds sold	—	—	—	6	—	—	—	24	—
Capital shares sold	160	15	—	—	—	—	—	—	—
Distributions from affiliated funds	2	2	—	—	—	—	—	—	—
Total Assets	17,603	24,760	20,092	30,884	19,944	28,236	14,970	25,716	6,183
LIABILITIES
Payables for:
Investments in affiliated funds purchased	162	17	—	—	—	—	—	—	—
Capital shares reacquired	—	—	—	6	—	—	—	24	—
Total Liabilities	162	17	—	6	—	—	—	24	—
NET ASSETS	$17,441	$24,743	$20,092	$30,878	$19,944	$28,236	$14,970	$25,692	$6,183
Net Assets Consist of:
Paid-in capital	$17,459	$23,744	$18,827	$28,334	$18,101	$24,604	$13,368	$21,712	$5,706
Total distributable earnings/(loss)	(18)	999	1,265	2,544	1,843	3,632	1,602	3,980	477
	$17,441	$24,743	$20,092	$30,878	$19,944	$28,236	$14,970	$25,692	$6,183
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$17,441	$24,743	$20,092	$30,878	$19,944	$28,236	$14,970	$25,692	$6,183
Shares of beneficial interest[1]	1,888	2,494	1,592	3,352	1,362	3,087	968	2,527	518
Net asset value per share[2]	$ 9.24	$ 9.92	$ 12.62	$ 9.21	$ 14.64	$ 9.15	$ 15.46	$ 10.17	$11.94

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement Funds
StatementS of Operations—Year Ended October 31, 2019

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 376	$ 677	$ 489	$ 722	$ 367	$ 474	$ 226	$ 317	$ 45
Total Investment Income	376	677	489	722	367	474	226	317	45
Net Investment Income/(Loss)	376	677	489	722	367	474	226	317	45
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(130)	55	41	130	114	396	99	283	2
Distributions received from affiliated funds	238	812	709	1,338	900	1,633	934	1,893	355
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	801	1,081	933	1,206	773	856	506	699	251
Net gain/(loss) on investment transactions	909	1,948	1,683	2,674	1,787	2,885	1,539	2,875	608
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,285	$2,625	$2,172	$3,396	$2,154	$3,359	$1,765	$3,192	$653
The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 376	$ 417	$ 677	$ 780	$ 489	$ 588	$ 722	$ 770
Net realized gain/(loss) on sale of affiliated funds	(130)	17	55	327	41	472	130	525
Realized gain distributions received from affiliated funds	238	127	812	444	709	402	1,338	647
Change in net unrealized appreciation/(depreciation) on affiliated funds	801	(687)	1,081	(1,869)	933	(1,699)	1,206	(2,378)
Net increase/(decrease) in assets resulting from operations	1,285	(126)	2,625	(318)	2,172	(237)	3,396	(436)
Distributions to Shareholders
Institutional Class	(618)	(512)	(1,480)	(775)	(1,339)	(585)	(1,951)	(844)
Total distributions to shareholders	(618)	(512)	(1,480)	(775)	(1,339)	(585)	(1,951)	(844)
Net Increase/(Decrease) Derived from Capital Share Transactions	4,213	(547)	(1,956)	(1,095)	1,608	(2,745)	1,460	635
Net increase/(decrease) in net assets	4,880	(1,185)	(811)	(2,188)	2,441	(3,567)	2,905	(645)
Net Assets
Beginning of period	12,561	13,746	25,554	27,742	17,651	21,218	27,973	28,618
End of period	$17,441	$12,561	$24,743	$25,554	$20,092	$17,651	$30,878	$27,973
The accompanying notes are an integral part of the Financial Statements.

26

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

$ 367	$ 356	$ 474	$ 494	$ 226	$ 181	$ 317	$ 294	$ 45	$ 31
114	276	396	779	99	313	283	752	2	161
900	418	1,633	803	934	368	1,893	946	355	124
773	(1,357)	856	(2,502)	506	(1,180)	699	(2,530)	251	(459)
2,154	(307)	3,359	(426)	1,765	(318)	3,192	(538)	653	(143)

(955)	(350)	(2,079)	(780)	(894)	(311)	(1,977)	(913)	(311)	(76)
(955)	(350)	(2,079)	(780)	(894)	(311)	(1,977)	(913)	(311)	(76)
3,621	776	2,906	316	1,689	3,176	1,086	2,021	2,085	1,247
4,820	119	4,186	(890)	2,560	2,547	2,301	570	2,427	1,028

15,124	15,005	24,050	24,940	12,410	9,863	23,391	22,821	3,756	2,728
$19,944	$15,124	$28,236	$24,050	$14,970	$12,410	$25,692	$23,391	$6,183	$3,756
27

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 6,194	$ 1,484	$ 3,456	$ 3,554	$ 4,684	$ 3,363	$ 6,413	$ 4,732
Reinvested distributions	618	512	1,480	775	1,339	585	1,951	844
Cost of shares reacquired	(2,599)	(2,543)	(6,892)	(5,424)	(4,415)	(6,693)	(6,904)	(4,941)
Net increase/(decrease) in net assets	$ 4,213	$ (547)	$(1,956)	$(1,095)	$ 1,608	$(2,745)	$ 1,460	$ 635
SHARES
Institutional Class
Shares sold	683	164	365	361	389	265	739	515
Shares issued due to reinvestment of distributions	72	56	169	80	122	47	244	93
Shares reacquired	(294)	(279)	(729)	(554)	(365)	(529)	(797)	(535)
Net increase/(decrease) in shares outstanding	$ 461	$ (59)	$ (195)	$ (113)	$ 146	$ (217)	$ 186	$ 73
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018	November 1, 2018 through October 31, 2019	November 1, 2017 through October 31, 2018

$ 5,670	$ 3,194	$ 5,000	$ 4,380	$ 3,935	$ 4,685	$ 3,823	$ 4,395	$2,489	$2,096
955	350	2,079	780	894	311	1,977	913	311	75
(3,004)	(2,768)	(4,173)	(4,844)	(3,140)	(1,820)	(4,714)	(3,287)	(715)	(924)
$ 3,621	$ 776	$ 2,906	$ 316	$ 1,689	$ 3,176	$ 1,086	$ 2,021	$2,085	$1,247

411	220	580	468	270	301	396	418	221	171
76	24	268	85	68	21	233	89	32	6
(216)	(192)	(478)	(517)	(215)	(116)	(487)	(313)	(65)	(75)
$ 271	$ 52	$ 370	$ 36	$ 123	$ 206	$ 142	$ 194	$ 188	$ 102
29

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 8.80	$ 9.25	$ 8.93	$ 9.19	$ 9.75
Income from Investment Operations
Net investment income/(loss)[a]	0.25	0.28	0.22	0.25	0.34
Net realized and unrealized gains/(losses) on investments	0.62	(0.38)	0.40	0.08	(0.30)
Total from investment operations	0.87	(0.10)	0.62	0.33	0.04
Less Distributions
Dividends from net investment income	(0.27)	(0.29)	(0.27)	(0.29)	(0.35)
Distributions from net realized capital gains	(0.16)	(0.06)	(0.03)	(0.30)	(0.25)
Total distributions	(0.43)	(0.35)	(0.30)	(0.59)	(0.60)
Net asset value end of period	9.24	8.80	9.25	8.93	9.19
Net assets end of period (000s)	$17,441	$12,561	$13,746	$13,805	$15,124
Ratios and Supplemental Data (%)
Total return	10.31%	(1.14)%	7.17%	3.91%	0.46%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.85	3.13	2.46	2.87	3.57
Portfolio turnover[c]	67	28	16	26	24

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 9.50	$ 9.90	$ 9.29	$ 9.94	$ 10.63
Income from Investment Operations
Net investment income/(loss)[a]	0.25	0.28	0.23	0.26	0.32
Net realized and unrealized gains/(losses) on investments	0.73	(0.40)	0.73	0.04	(0.30)
Total from investment operations	0.98	(0.12)	0.96	0.30	0.02
Less Distributions
Dividends from net investment income	(0.28)	(0.28)	(0.24)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.28)	—	(0.11)	(0.63)	(0.37)
Total distributions	(0.56)	(0.28)	(0.35)	(0.95)	(0.71)
Net asset value end of period	9.92	9.50	9.90	9.29	9.94
Net assets end of period (000s)	$24,743	$25,554	$27,742	$25,419	$27,290
Ratios and Supplemental Data (%)
Total return	11.04%	(1.29)%	10.77%	3.56%	0.30%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.69	2.89	2.44	2.83	3.19
Portfolio turnover[c]	64	31	29	33	28
See page 34 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

30

HARBOR TARGET RETIREMENT 2025 FUND

	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 12.21	$ 12.76	$ 11.78	$ 12.32	$ 13.48
Income from Investment Operations
Net investment income/(loss)[a]	0.31	0.37	0.29	0.31	0.37
Net realized and unrealized gains/(losses) on investments	1.03	(0.57)	1.12	0.05	(0.36)
Total from investment operations	1.34	(0.20)	1.41	0.36	0.01
Less Distributions
Dividends from net investment income	(0.38)	(0.35)	(0.28)	(0.37)	(0.41)
Distributions from net realized capital gains	(0.55)	—	(0.15)	(0.53)	(0.76)
Total distributions	(0.93)	(0.35)	(0.43)	(0.90)	(1.17)
Net asset value end of period	12.62	12.21	12.76	11.78	12.32
Net assets end of period (000s)	$20,092	$17,651	$21,218	$14,293	$11,487
Ratios and Supplemental Data (%)
Total return	12.09%	(1.63)%	12.38%	3.39%	0.11%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.57	2.92	2.42	2.69	2.91
Portfolio turnover[c]	61	36	24	25	25

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 8.84	$ 9.25	$ 8.60	$ 9.19	$ 10.04
Income from Investment Operations
Net investment income/(loss)[a]	0.21	0.24	0.20	0.21	0.24
Net realized and unrealized gains/(losses) on investments	0.77	(0.38)	0.96	0.01	(0.23)
Total from investment operations	0.98	(0.14)	1.16	0.22	0.01
Less Distributions
Dividends from net investment income	(0.25)	(0.25)	(0.21)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.36)	(0.02)	(0.30)	(0.55)	(0.58)
Total distributions	(0.61)	(0.27)	(0.51)	(0.81)	(0.86)
Net asset value end of period	9.21	8.84	9.25	8.60	9.19
Net assets end of period (000s)	$30,878	$27,973	$28,618	$24,634	$25,084
Ratios and Supplemental Data (%)
Total return	12.21%	(1.57)%	14.18%	2.96%	0.13%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.41	2.62	2.30	2.54	2.55
Portfolio turnover[c]	46	31	29	31	24
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2035 FUND

	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 13.86	$ 14.44	$ 12.93	$ 13.56	$14.92
Income from Investment Operations
Net investment income/(loss)[a]	0.28	0.33	0.28	0.27	0.30
Net realized and unrealized gains/(losses) on investments	1.36	(0.58)	1.75	0.04	(0.26)
Total from investment operations	1.64	(0.25)	2.03	0.31	0.04
Less Distributions
Dividends from net investment income	(0.35)	(0.33)	(0.28)	(0.35)	(0.36)
Distributions from net realized capital gains	(0.51)	—	(0.24)	(0.59)	(1.04)
Total distributions	(0.86)	(0.33)	(0.52)	(0.94)	(1.40)
Net asset value end of period	14.64	13.86	14.44	12.93	13.56
Net assets end of period (000s)	$19,944	$15,124	$15,005	$11,496	$9,007
Ratios and Supplemental Data (%)
Total return	12.83%	(1.79)%	16.31%	2.70%	0.34%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.05	2.26	2.06	2.17	2.17
Portfolio turnover[c]	35	29	26	26	22

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 8.85	$ 9.30	$ 8.42	$ 9.05	$ 9.84
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.18	0.15	0.17	0.18
Net realized and unrealized gains/(losses) on investments	0.90	(0.34)	1.30	(0.01)	(0.10)
Total from investment operations	1.05	(0.16)	1.45	0.16	0.08
Less Distributions
Dividends from net investment income	(0.20)	(0.19)	(0.17)	(0.20)	(0.22)
Distributions from net realized capital gains	(0.55)	(0.10)	(0.40)	(0.59)	(0.65)
Total distributions	(0.75)	(0.29)	(0.57)	(0.79)	(0.87)
Net asset value end of period	9.15	8.85	9.30	8.42	9.05
Net assets end of period (000s)	$28,236	$24,050	$24,940	$19,448	$19,805
Ratios and Supplemental Data (%)
Total return	13.43%	(1.84)%	18.26%	2.36%	0.94%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.77	1.90	1.78	2.03	1.96
Portfolio turnover[c]	28	30	21	30	18
See page 34 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

32

HARBOR TARGET RETIREMENT 2045 FUND

	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 14.69	$ 15.43	$13.51	$14.25	$15.17
Income from Investment Operations
Net investment income/(loss)[a]	0.24	0.23	0.21	0.21	0.23
Net realized and unrealized gains/(losses) on investments	1.56	(0.49)	2.42	0.01	(0.06)
Total from investment operations	1.80	(0.26)	2.63	0.22	0.17
Less Distributions
Dividends from net investment income	(0.29)	(0.28)	(0.22)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.74)	(0.20)	(0.49)	(0.69)	(0.80)
Total distributions	(1.03)	(0.48)	(0.71)	(0.96)	(1.09)
Net asset value end of period	15.46	14.69	15.43	13.51	14.25
Net assets end of period (000s)	$14,970	$12,410	$9,863	$7,211	$5,523
Ratios and Supplemental Data (%)
Total return	13.48%	(1.83)%	20.37%	1.91%	1.23%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.62	1.49	1.50	1.58	1.56
Portfolio turnover[c]	29	22	32	24	15

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$ 9.81	$ 10.42	$ 9.23	$ 10.39	$ 11.40
Income from Investment Operations
Net investment income/(loss)[a]	0.12	0.13	0.12	0.12	0.14
Net realized and unrealized gains/(losses) on investments	1.08	(0.33)	1.81	(0.03)	0.05
Total from investment operations	1.20	(0.20)	1.93	0.09	0.19
Less Distributions
Dividends from net investment income	(0.17)	(0.16)	(0.13)	(0.17)	(0.19)
Distributions from net realized capital gains	(0.67)	(0.25)	(0.61)	(1.08)	(1.01)
Total distributions	(0.84)	(0.41)	(0.74)	(1.25)	(1.20)
Net asset value end of period	10.17	9.81	10.42	9.23	10.39
Net assets end of period (000s)	$25,692	$23,391	$22,821	$18,728	$19,221
Ratios and Supplemental Data (%)
Total return	13.92%	(2.06)%	22.40%	1.51%	1.83%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.28	1.20	1.27	1.34	1.35
Portfolio turnover[c]	25	22	33	24	24
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2055 FUND

	Institutional Class
Year Ended October 31,	2019	2018	2017	2016	2015
Net asset value beginning of period	$11.39	$11.97	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.10	0.11	0.10	0.11	0.05
Net realized and unrealized gains/(losses) on investments	1.34	(0.37)	2.17	0.01	0.18
Total from investment operations	1.44	(0.26)	2.27	0.12	0.23
Less Distributions
Dividends from net investment income	(0.16)	(0.16)	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.73)	(0.16)	(0.20)	(0.04)	—
Total distributions	(0.89)	(0.32)	(0.32)	(0.18)	(0.15)
Net asset value end of period	11.94	11.39	11.97	10.02	10.08
Net assets end of period (000s)	$6,183	$3,756	$2,728	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return	14.24%	(2.31)%	23.34%	1.38%	2.28%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	0.90	0.91	0.95	1.13	0.52
Portfolio turnover[c]	14	29	32	33	15

a	Amounts are based on average daily shares outstanding during the period.
b	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c	Amounts do not include the activity of the underlying funds.
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2019

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2019, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable. At October 31, 2019, all investments held by each Fund (as disclosed in the Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2019 or 2018.
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
35

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2016–2018), including all positions expected to be taken upon filing the 2019 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2019, each Fund held less than 25% of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 29% of Harbor Core Bond Fund.
Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
36

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
Shareholders
On October 31, 2019, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2025 Fund	2,758	0.2%
Harbor Target Retirement 2030 Fund	142,516	4.3
Harbor Target Retirement 2035 Fund	26,454	1.9
Harbor Target Retirement 2040 Fund	2,716	0.1
Harbor Target Retirement 2045 Fund	11,722	1.2
Harbor Target Retirement 2050 Fund	13,059	0.5
Harbor Target Retirement 2055 Fund	7,172	1.4
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the year ended October 31, 2019.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
37

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 4—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. There were no reclassification amounts on the Statements of Assets and Liabilities between total distributable earnings/(loss) and paid-in capital for the year ended October 31, 2019.
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2019			As of October 31, 2018
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Target Retirement Income Fund	$394	$ 224	$ 618	$430	$ 82	$512
Harbor Target Retirement 2020 Fund	762	718	1,480	775	—	775
Harbor Target Retirement 2025 Fund	572	767	1,339	585	—	585
Harbor Target Retirement 2030 Fund	812	1,139	1,951	806	38	844
Harbor Target Retirement 2035 Fund	398	557	955	350	—	350
Harbor Target Retirement 2040 Fund	556	1,523	2,079	528	252	780
Harbor Target Retirement 2045 Fund	250	644	894	198	113	311
Harbor Target Retirement 2050 Fund	391	1,586	1,977	376	537	913
Harbor Target Retirement 2055 Fund	59	252	311	42	34	76
As of October 31, 2019, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Target Retirement Income Fund	$ 26	$ —	$ 143
Harbor Target Retirement 2020 Fund	457	248	294
Harbor Target Retirement 2025 Fund	348	728	189
Harbor Target Retirement 2030 Fund	457	1,369	717
Harbor Target Retirement 2035 Fund	233	1,035	575
Harbor Target Retirement 2040 Fund	266	2,046	1,321
Harbor Target Retirement 2045 Fund	117	1,146	339
Harbor Target Retirement 2050 Fund	131	2,392	1,457
Harbor Target Retirement 2055 Fund	14	386	77
At October 31, 2019, the Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce the Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Target Retirement Income Fund	$—	$186	$186
38

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 4—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2019 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund*	$17,298	$ 215	$ (72)	$ 143
Harbor Target Retirement 2020 Fund	24,449	532	(238)	294
Harbor Target Retirement 2025 Fund	19,903	436	(247)	189
Harbor Target Retirement 2030 Fund	30,161	1,119	(402)	717
Harbor Target Retirement 2035 Fund	19,369	870	(295)	575
Harbor Target Retirement 2040 Fund	26,915	1,931	(610)	1,321
Harbor Target Retirement 2045 Fund	14,631	649	(310)	339
Harbor Target Retirement 2050 Fund	24,235	2,026	(569)	1,457
Harbor Target Retirement 2055 Fund	6,106	229	(152)	77

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
39

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (collectively referred to as the “Funds”), (nine of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Harbor Funds), at October 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Target Retirement Income Fund
Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Target Retirement 2030 Fund
Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Harbor Target Retirement 2055 Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For the four years in the period ended October 31, 2019 and the period from November 1, 2014 (inception) through October 31, 2015
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and the shareholder servicing agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 23, 2019
40

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,040.64
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,038.74
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,037.83
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,036.00
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,033.17
Hypothetical (5% return)		0.00	1,000	1,025.21
41

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,032.73
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,029.98
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,027.27
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,024.89
Hypothetical (5% return)		0.00	1,000	1,025.21

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
42

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2019:
Amount (000s)
Harbor Target Retirement Income Fund	$ 224
Harbor Target Retirement 2020 Fund	718
Harbor Target Retirement 2025 Fund	767
Harbor Target Retirement 2030 Fund	1,139
Harbor Target Retirement 2035 Fund	557
Harbor Target Retirement 2040 Fund	1,523
Harbor Target Retirement 2045 Fund	644
Harbor Target Retirement 2050 Fund	1,586
Harbor Target Retirement 2055 Fund	252

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
In 2019, the Funds filed a complete portfolio of investments with the SEC for the first fiscal quarter on Form N-Q and the third fiscal quarter as an exhibit to Form N-PORT. The Funds’ Forms N-Q and N-PORT are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
43

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
As of December 2019
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (56) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	39	None
Donna J. Dean (68) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	39	None
Joseph L. Dowling III (55) Trustee	Since 2017	Chief Executive Officer (2018-Present) and Chief Investment Officer, Brown University Investment Office (2013-2018); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	39	Director of Integrated Electrical Services (2012-Present).
Randall A. Hack (72) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	39	None
Robert Kasdin (61) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	39	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
44

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (67) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	39	None
Ann M. Spruill (65) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	39	None
INTERESTED TRUSTEE
Charles F. McCain (50)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor Funds (2004-2017).	39	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (44) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.
Anmarie S. Kolinski (48) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (51) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc. and Director and Chief Investment Officer (2019-Present), Harbor Trust Company, Inc.
Kristof M. Gleich (40) Vice President	Since 2019	President (2018-Present), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, and President (2019-Present), Harbor Trust Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.
45

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Gregg M. Boland (56) Vice President	Since 2019	Vice President (2019-Present), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (40) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
Jodie L. Crotteau (47) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (40) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (55) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).
John M. Paral (51) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
46

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, email address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
47

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com.

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and emails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our emails, what type of device, operating system, email program, or web browser you are using, your IP address, and what links you click within our site or email. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018
48

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS
49

Benchmark Descriptions—Continued

Index. The weights of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
50

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.TR.1019

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2019			Fiscal Year Ended October 31, 2018
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$850,089	N/A	N/A	$816,992	N/A	N/A
(b) Audit-Related Fees.	$ 3,000[1]	$52,800 [2]	N/A	$ 6,000[1]	$52,800 [2]	N/A
(c) Tax Fees.	$444,431 [3]	$ —	N/A	$417,404 [3]	$ —	N/A
(d) All Other Fees.	$ 88,350[4]	$ 4,615[5]	N/A	$ 61,000[4]	$ 2,755[5]	N/A
1	Includes fees related to the issuance of consents for N-1A filings.
2	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3	Includes fees related to tax compliance, including foreign tax reclaim filings and tax research and equalization.
4	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.
5	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)	(1)	Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2019: $535,781
Fiscal Year Ended October 31, 2018: $484,404
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2019: $57,415
Fiscal Year Ended October 31, 2018: $55,555
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 27, 2019 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 27, 2019
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	December 27, 2019

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).